SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT (No. 2-90649)
  UNDER THE SECURITIES ACT OF 1933 [X]
 Pre-Effective Amendment No.           [  ]
 Post-Effective Amendment No. 74  [X]
and
REGISTRATION STATEMENT (No. 811-4008)
 UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
 Amendment No. 74 [X]
Fidelity Investment Trust
(Exact Name of Registrant as Specified in Charter)
82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices)  (Zip Code)
Registrant's Telephone Number:  617-563-7000
Arthur S. Loring, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)
It is proposed that this filing will become effective
 (  ) immediately upon filing pursuant to paragraph (b).
 (X) on (December 30, 1997) pursuant to paragraph (b).
 (  ) 60 days after filing pursuant to paragraph (a)(1).
 (  ) on (             ) pursuant to paragraph (a)(1) of Rule 485
 (  ) 75 days after filing pursuant to paragraph (a)(2).
 (  ) on (            ) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
 ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
FIDELITY'S BROADLY DIVERSIFIED INTERNATIONAL EQUITY FUNDS
   FIDELITY INTERNATIONAL GROWTH & INCOME FUND, FIDELITY DIVERSIFIED INTERNATIONAL FUND, FIDELITY INTERNATIONAL VALUE FUND, FIDELITY OVERSEAS FUND, AND FIDELITY WORLDWIDE FUND

CROSS REFERENCE SHEET
FORM N-1A
ITEM NUMBER PROSPECTUS SECTION

1......................................   COVER PAGE

2A....................................    EXPENSES

  B, C................................    CONTENTS; THE FUNDS AT A GLANCE; WHO MAY WANT TO
                                          INVEST

3A....................................    FINANCIAL HIGHLIGHTS

  B....................................   *

C,D...................................    PERFORMANCE

4A  I.................................    CHARTER

      II...............................   THE FUNDS AT A GLANCE; INVESTMENT PRINCIPLES AND
                                          RISKS

B.....................................    INVESTMENT PRINCIPLES AND RISKS

  C....................................   WHO MAY WANT TO INVEST; INVESTMENT PRINCIPLES AND
                                          RISKS

5A....................................    CHARTER

B(I)................................      COVER PAGE: THE FUNDS AT A GLANCE; DOING BUSINESS
                                          WITH FIDELITY; CHARTER

     (II)..............................   CHARTER

     (III)...........................     EXPENSES; BREAKDOWN OF EXPENSES

  C................................       CHARTER

  C, D................................    CHARTER; BREAKDOWN OF EXPENSES

  E....................................   COVER PAGE; CHARTER

  F....................................   EXPENSES

G(I)..................................    CHARTER

(II)...................................   *

5A..................................      PERFORMANCE

6A I.................................     CHARTER

     II................................   HOW TO BUY SHARES; HOW TO SELL SHARES; TRANSACTION
                                          DETAILS; EXCHANGE RESTRICTIONS

     III...............................   CHARTER

  B....................................   *

  C....................................   EXCHANGE RESTRICTIONS; TRANSACTION DETAILS

  D....................................   *

  E....................................   DOING BUSINESS WITH FIDELITY; HOW TO BUY SHARES;
                                          HOW TO SELL SHARES; INVESTOR SERVICES

F,G...................................    DIVIDENDS, CAPITAL GAINS, AND TAXES

H......................................   *

7A....................................    COVER PAGE; CHARTER

  B....................................   EXPENSES; HOW TO BUY SHARES; TRANSACTION DETAILS

  C....................................   *

  D....................................   HOW TO BUY SHARES

E....................................     *

  F ................................      *

8......................................   HOW TO SELL SHARES; INVESTOR SERVICES; TRANSACTION
                                          DETAILS; EXCHANGE RESTRICTIONS

9......................................   *


*  Not Applicable

CROSS REFERENCE SHEET
(continued)
FORM N-1A
ITEM NUMBER  STATEMENT OF ADDITIONAL INFORMATION SECTION

10,   11..........................        COVER PAGE

12....................................    DESCRIPTION OF THE TRUST

13A - C............................       INVESTMENT POLICIES AND LIMITATIONS

    D..................................   *

14A - C............................       TRUSTEES AND OFFICERS

15A..............................         *

    B..................................   *

    C..................................   TRUSTEES AND OFFICERS

16A I................................     FMR, PORTFOLIO TRANSACTIONS

       II..............................   TRUSTEES AND OFFICERS

       III.............................   MANAGEMENT CONTRACTS

     B.................................   MANAGEMENT CONTRACTS

     C, D.............................    CONTRACTS WITH FMR AFFILIATES

     E - G...........................     *

     H.................................   DESCRIPTION OF THE TRUST

     I.................................   CONTRACTS WITH FMR AFFILIATES

17A - D............................       PORTFOLIO TRANSACTIONS

     E..............................      *

18A..................................     DESCRIPTION OF THE TRUST

     B.................................   *

19A..................................     ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

    B..................................   ADDITIONAL PURCHASE AND REDEMPTION INFORMATION;
                                          VALUATION

    C..................................   *

20....................................    DISTRIBUTIONS AND TAXES

21A, B..............................      CONTRACTS WITH FMR AFFILIATES

     C.................................   *

22A..............................         *

B..............................           PERFORMANCE

23....................................    FINANCIAL STATEMENTS


* Not Applicable
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
To learn more about each fund and its investments, you can obtain a copy of each fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI)
dated December    30    , 1997. The SAI has been filed with the
Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity at 1-800-544-8888.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT
BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES
AND EXCHANGE COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.
IBD-pro-1297
Each of these international funds is an equity fund. Each seeks to increase the value of your investment over the long-term by investing in securities around the world.
FIDELITY'S
BROADLY DIVERSIFIED
INTERNATIONAL EQUITY
FUNDS
 Fund Trading
 Number Symbol
Fidelity International Growth &
 Income Fund 305 FIGRX
Fidelity Diversified International
 Fund 325 FDIVX
Fidelity International Value
 Fund 335 FIVFX
Fidelity Overseas Fund 094 FOSFX
Fidelity Worldwide Fund 318 FWWFX
PROSPECTUS
DECEMBER    30    , 1997(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET,
BOSTON, MA 02109
CONTENTS



KEY FACTS                                    THE FUNDS AT A GLANCE

                                             WHO MAY WANT TO INVEST

                                             EXPENSES EACH FUND'S YEARLY OPERATING EXPENSES.

                                             FINANCIAL HIGHLIGHTS A SUMMARY OF EACH FUND'S FINANCIAL DATA.

                                             PERFORMANCE HOW EACH FUND HAS DONE OVER TIME.

THE FUNDS IN DETAIL                          CHARTER HOW EACH FUND IS ORGANIZED.

                                             INVESTMENT PRINCIPLES AND RISKS EACH FUND'S OVERALL
                                             APPROACH TO INVESTING.

                                             BREAKDOWN OF EXPENSES HOW OPERATING COSTS ARE CALCULATED
                                             AND WHAT THEY INCLUDE.

YOUR ACCOUNT                                 DOING BUSINESS WITH FIDELITY

                                             TYPES OF ACCOUNTS DIFFERENT WAYS TO SET UP YOUR ACCOUNT,
                                             INCLUDING TAX-SHELTERED RETIREMENT PLANS.

                                             HOW TO BUY SHARES OPENING AN ACCOUNT AND MAKING
                                             ADDITIONAL INVESTMENTS.

                                             HOW TO SELL SHARES TAKING MONEY OUT AND CLOSING YOUR
                                             ACCOUNT.

                                             INVESTOR SERVICES SERVICES TO HELP YOU MANAGE YOUR ACCOUNT.

SHAREHOLDER AND ACCOUNT POLICIES             DIVIDENDS, CAPITAL GAINS, AND TAXES

                                             TRANSACTION DETAILS SHARE PRICE CALCULATIONS AND THE TIMING
                                             OF PURCHASES AND REDEMPTIONS.

                                             EXCHANGE RESTRICTIONS


   KEY FACTS


THE FUNDS AT A GLANCE
These broadly diversified funds do not focus on any one region or country. Instead, they span the globe looking for investments that fit their criteria.
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager. Foreign affiliates of FMR may help choose investments for the funds.
As with any mutual fund, there is no assurance that a fund will achieve its goal.
INTERNATIONAL GROWTH & INCOME FUND
GOAL: Growth of capital and current income.
STRATEGY: Invests mainly in foreign securities. While the fund focuses on equity securities, it also invests a significant portion of its assets in debt securities.
SIZE: As of October 31, 1997, the fund had over $   1.0     billion in
assets.
DIVERSIFIED INTERNATIONAL FUND
GOAL: Long-term growth of capital.
STRATEGY: Invests mainly in foreign equity securities that are determined, through both technical and fundamental analysis, to be undervalued compared to others in their industries and countries.
SIZE: As of October 31, 1997, the fund had over $   1.5     billion in
assets.
INTERNATIONAL VALUE FUND
GOAL: Long-term growth of capital.
STRATEGY: Invests mainly in equity securities of foreign issuers with valuable assets or that FMR believes are undervalued in the marketplace.
SIZE: As of October 31, 1997, the fund had over $   402     million in
assets.
OVERSEAS FUND
GOAL: Long-term growth of capital.
STRATEGY: Invests mainly in equity securities outside the United
States.
SIZE: As of October 31, 1997, the fund had over $   3.7     billion in
assets.
WORLDWIDE FUND
GOAL: Long-term growth of capital.
STRATEGY: Invests mainly in equity securities issued by companies of all sizes anywhere in the world, including the United States.
SIZE: As of October 31, 1997, the fund had over $   1.1     billion in
assets.
WHO MAY WANT TO INVEST
These funds may be appropriate for investors who want to pursue their investment goals in markets outside the United States. By including international investments in your portfolio, you can achieve additional diversification and participate in growth opportunities around the world. However, it is important to note that investments in foreign securities involve risks in addition to those of U.S. investments.
The value of the funds' investments will vary from day to day, and generally reflect market conditions, interest rates, and other company, political, or economic news both here and abroad. In the short-term, stock prices can fluctuate dramatically in response to these factors. Over time, however, stocks have shown greater growth potential than other types of securities. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations. Bond values fluctuate based on changes in interest rates and in the credit quality of the issuer.
In addition to those general risks, international investing involves different or increased risks. The performance of international funds depends upon currency values, the political and regulatory environment, and overall economic factors in the countries in which a fund invests. These risks are particularly significant for funds that invest in emerging markets. See "INVESTMENT PRINCIPLES AND RISKS" on page .
Broadly diversified funds could be appropriate for investors first entering the international markets or those who are interested in broad participation in multiple markets around the world. When you sell your shares, they may be worth more or less than what you paid for them. By themselves, the funds do not constitute a balanced investment plan.
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of a fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. See "Transaction Details," page , for an explanation of how and when these charges apply.
ANNUAL FUND OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to FMR that for Diversified International, International Value, and Overseas varies based on its performance. Each fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. A fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" page ).
The following figures are based on historical expenses of each fund and are calculated as a percentage of average net assets of each fund. A portion of the brokerage commissions that a fund pays is used to reduce that fund's expenses. In addition, each fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total fund operating expenses presented in the table would have been as follows:
FUND

INTERNATIONAL GROWTH & INCOME      1.15    %

DIVERSIFIED INTERNATIONAL          1.23    %

INTERNATIONAL VALUE                1.28    %

OVERSEAS                           1.20    %

WORLDWIDE                          1.16    %

EXAMPLES: Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder transaction expenses and each fund's annual operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated.
These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses or returns, all of which may vary.
      TRANSACTION EXPENSES   OPERATING EXPENSES   EXAMPLES




INTERNAT
IONAL    SALES CHARGE ON PURCHASES
         AND                       NONE     MANAGEMENT FEE                     0.75    %         1 YEAR     $    12
GROWTH &
INCOME   REINVESTED DISTRIBUTIONS
FUND

         DEFERRED SALES CHARGE ON
         REDEMPTIONS               NONE     12B-1 FEE                       NONE                 3 YEARS    $    37

         ANNUAL ACCOUNT MAINTENANCE
         FEE                       $12.00   OTHER EXPENSES                     0.42    %         5 YEARS    $    64
         (FOR ACCOUNTS UNDER $2,500)

                                             TOTAL FUND OPERATING EXPENSES      1.17    %         10 YEARS   $    142

DIVERSI
FIED     SALES CHARGE ON PURCHASES
         AND                        NONE     MANAGEMENT FEE                     0.83    %         1 YEAR     $    13
INTERNATI
ONAL
FUND     REINVESTED DISTRIBUTIONS

         DEFERRED SALES CHARGE ON
         REDEMPTIONS                NONE     12B-1 FEE                       NONE                 3 YEARS    $    40

         ANNUAL ACCOUNT MAINTENANCE
         FEE                        $12.00   OTHER EXPENSES                     0.42    %         5 YEARS    $    69
         (FOR ACCOUNTS UNDER $2,500)

                                             TOTAL FUND OPERATING EXPENSES      1.25    %         10 YEARS   $    151

INTERNAT
IONAL    SALES CHARGE ON PURCHASES
         AND                        NONE     MANAGEMENT FEE                     0.85    %         1 YEAR     $    13
VALUE
FUND     REINVESTED DISTRIBUTIONS

         DEFERRED SALES CHARGE ON
         REDEMPTIONS                NONE     12B-1 FEE                       NONE                 3 YEARS    $    41

         ANNUAL ACCOUNT MAINTENANCE
         FEE                        $12.00   OTHER EXPENSES                     0.45    %         5 YEARS    $    71
         (FOR ACCOUNTS UNDER $2,500)

                                             TOTAL FUND OPERATING EXPENSES      1.30    %         10 YEARS   $    157

OVERSEAS
FUND     SALES CHARGE ON PURCHASES
         AND                        NONE     MANAGEMENT FEE                     0.84    %         1 YEAR     $    13
         REINVESTED DISTRIBUTIONS

         DEFERRED SALES CHARGE ON
         REDEMPTIONS                NONE     12B-1 FEE                       NONE                 3 YEARS    $    39

         ANNUAL ACCOUNT MAINTENANCE
         FEE                        $12.00   OTHER EXPENSES                     0.39    %         5 YEARS    $    68
         (FOR ACCOUNTS UNDER $2,500)

                                             TOTAL FUND OPERATING EXPENSES      1.23    %         10 YEARS   $    149

WORLDWIDE
FUND     SALES CHARGE ON PURCHASES
         AND                        NONE     MANAGEMENT FEE                     0.75    %         1 YEAR     $    12
         REINVESTED DISTRIBUTIONS

         DEFERRED SALES CHARGE ON
         REDEMPTIONS                NONE     12B-1 FEE                       NONE                 3 YEARS    $    37

         ANNUAL ACCOUNT MAINTENANCE
         FEE                        $12.00   OTHER EXPENSES                     0.43    %         5 YEARS    $    65
         (FOR ACCOUNTS UNDER $2,500)

                                             TOTAL FUND OPERATING EXPENSES      1.18    %         10 YEARS   $    143


FINANCIAL HIGHLIGHTS
The financial highlights tables that follow contain annual information
which has been audited by    Coopers & Lybrand L.L.P.    , independent
accountants.        The funds' financial highlights, financial
statements, and report of the auditor are included in the funds' Annual Report, and are incorporated by reference into (are legally a part of) the funds' SAI. Contact Fidelity for a free copy of the Annual Report or the SAI.
   INTERNATIONAL GROWTH & INCOME



   SELECTED PER-SHARE DATA AND
RATIOS

YEARS  1997         1996        1995      1994I       1993        1992      1991     1990        1989         1988
ENDED
OCTOBER 31

NET
ASSET  $ 19.09     $ 17.83     $ 17.54   $ 17.25     $ 13.29     $ 13.99   $ 13.71    $ 12.87     $ 11.81      $ 10.42
VALUE,
BEGINNING
OF PERIOD

INCOME
FROM
INVESTMENT
OPERATIONS

 NET   .48D,M      .54         .54       .38D        .14D        .31        .30B       .25         .30          .16
INVESTMENT
INCOME

 NET    1.97        1.32        .28H      .02         4.14        (.84)     .41        .75         .96          1.26
REALIZED
AND
UNREALIZED
GAIN
 (LOSS)

 TOTAL  2.45        1.86        .82       .40         4.28        (.53)     .71        1.00        1.26         1.42
FROM
INVESTMENT
OPERATIONS

LESS
DISTRIBUTION
S

 FROM NET  (.29)    (.60)       (.21)     (.03)       (.31)       (.16)     (.38)      (.16)       (.13)        --
INVESTMENT
INCOME

 FROM NET  (.37)     --          (.32)     (.05)       (.01)C      (.01)C    (.05)C    --          (.07)C       (.03)C
REALIZED
GAIN

 IN EXCESS --        --          --        (.03)       --          --        --       --          --           --
OF NET
REALIZED
GAIN

 TOTAL     (.66)     (.60)       (.53)     (.11)       (.32)       (.17)     (.43)    (.16)       (.20)        (.03)
DISTRIBUTIONS

NET ASSET  $ 20.88   $ 19.09     $ 17.83   $ 17.54     $ 17.25     $ 13.29   $ 13.99  $ 13.71     $ 12.87      $ 11.81
VALUE, END
OF PERIOD

TOTAL   13.17%       10.66%      4.95%     2.33%       32.94%A     (3.81)%A  5.43%A   7.79%A,G    10.85%A,G    13.68%A,G
RETURN F

NET
ASSETS, $ 1,067,169 $ 1,007,076 $ 903,235 $ 1,367,938 $ 1,002,847 $ 60,007  $ 49,738 $ 35,380    $ 26,333     $ 31,662
END OF
PERIOD
(000
OMITTED)

RATIO OF   1.17%    1.16%       1.18%     1.21%       1.52%       1.62%     1.89%      1.98%       1.92%E       2.58%L
EXPENSES
TO
AVERAGE NET
ASSETS

RATIO OF   1.15%J   1.14%J      1.18%     1.21%       1.52%       1.62%     1.89%      1.98%       1.92%        2.58%
EXPENSES
TO AVERAGE
NET ASSETS
AFTER
EXPENSE
REDUCTIONS

RATIO OF
NET        2.33%    2.76%       2.98%     2.16%      .87%        2.78%      2.86%      2.31%       1.98%        1.08%
INVESTMENT
INCOME
TO AVERAGE
NET ASSETS

PORTFOLIO  70%      95%         141%      173%        24%         76%       117%       102%        147%         112%
TURNOVER
RATE

AVERAGE    $ .0068  $ .0065
COMMISSIO
N RATEK


A TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
B INCLUDES $.02 PER SHARE FROM RECOVERY OF FOREIGN TAXES PREVIOUSLY WITHHELD ON DIVIDEND AND INTEREST PAYMENTS.
C INCLUDES AMOUNTS DISTRIBUTED FROM NET REALIZED GAINS ON FOREIGN CURRENCY RELATED TRANSACTIONS TAXABLE AS ORDINARY INCOME.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR AND FSC AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
G TOTAL RETURNS DO NOT INCLUDE THE DEFERRED SALES CHARGE.
H THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF FUND SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
I EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2 "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
J FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
K FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
L LIMITED IN ACCORDANCE WITH A STATE EXPENSE LIMITATION.
M INVESTMENT INCOME PER SHARE EFFECTS A SPECIAL DIVIDEND FROM BRITISH GOS PLC ORD. WHICH AMOUNTED TO $.05 PER SHARE.
DIVERSIFIED INTERNATIONAL



SELECTED
PER-SHARE
DATA AND
RATIOS

YEARS   1997          1996        1995        1994F       1993        1992E
ENDED
OCTOBER 31

NET
ASSET   $ 14.38       $ 12.73     $ 12.46     $ 11.32     $ 8.46      $ 10.00
VALUE,
BEGINNING
OF PERIOD

INCOME
FROM
INVESTMENT
OPERATIONS

 NET    .27I,J        .15         .22         .05         .07         .07
INVESTMENT
INCOME

 NET    2.43          2.13        .47         1.20        2.89        (1.61)
REALIZED
AND
UNREALIZED
GAIN (LOSS)

 TOTAL  2.70          2.28        .69         1.25        2.96        (1.54)
FROM
INVESTMENT
OPERATIONS

LESS
DISTRIBUTION
S

 FROM
NET     (.15)         (.22)       (.03)       (.01)       (.10)       --
INVESTMENT
INCOME

 FROM
NET     (.36)         (.41)       (.39)       (.10)       --          --
REALIZED
GAIN

 TOTAL  (.51)         (.63)       (.42)       (.11)       (.10)       --
DISTRIBUTIONS

NET ASSET $ 16.57     $ 14.38     $ 12.73     $ 12.46     $ 11.32     $ 8.46
VALUE, END
OF PERIOD

TOTAL     19.30%        18.66%      6.02%       11.14%      35.38%      (15.40)%
RETURNB,C

NET
ASSETS,   $ 1,514,327   $ 665,492   $ 295,017   $ 351,152   $ 255,029   $ 36,439
END OF
PERIOD
(000
OMITTED)

RATIO OF 1.25%         1.29%       1.13%       1.25%       1.47%       2.00%A,D
EXPENSES
TO AVERAGE
NET ASSETS

RATIO OF 1.23%G        1.27%G      1.12%G      1.25%       1.47%       2.00%A
EXPENSES
TO AVERAGE
NET ASSETS
AFTER
EXPENSE
REDUCTIONS

RATIO OF
NET      1.49%         1.53%       1.55%       .96%        .84%        1.38%A
INVESTMENT
INCOME TO
AVERAGE NET
ASSETS

PORTFOLIO   81%        94%         101%        89%         56%         56%A
TURNOVER
RATE

AVERAGE     $ .0153       $ .0121
COMMISSIO
N RATEH


   A ANNUALIZED
   B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT
ANNUALIZED.
   C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   E FROM DECEMBER 27, 1991 (COMMENCEMENT OF OPERATIONS) TO OCTOBER
31, 1992.
   F EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2 "DETERMINATION, DISCLOSURE AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
   G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

   H FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
   I NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   J INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND FROM GENCOR LTD. WHICH AMOUNTED TO $.05 PER SHARE.
INTERNATIONAL VALUE
   SELECTED
   PER-SHARE
   DATA AND
   RATIOS

   YEARS                  1997               1996               1995D
   ENDED
   OCTOBER 31

   NET ASSET              $ 11.33            $ 10.63            $ 10.00
   VALUE,
   BEGINNING
   OF PERIOD

   INCOME
   FROM
   INVESTMENT
   OPERATIONS

    NET                    .13B               .16F               .11B
   INVESTMENT
   INCOME

    NET                    1.33               .85                .52
   REALIZED
   AND
   UNREALIZED
   GAIN (LOSS)

    TOTAL                  1.46               1.01               .63
   FROM
   INVESTMENT
   OPERATIONS

   LESS
   DISTRIBUTION
   S

    FROM NET            (.10)              (.01)              --
   INVESTMENT
   INCOME

    FROM NET            (.22)              (.30)              --
   REALIZED
   GAIN

    TOTAL               (.32)              (.31)              --
   DISTRIBUTIONS

   NET ASSET              $ 12.47            $ 11.33            $ 10.63
   VALUE, END
   OF PERIOD

   TOTAL                   13.20%             9.64%              6.30%
   RETURNA

   NET ASSETS,            $ 402,747          $ 270,865          $ 56,828
   END OF
   PERIOD
   (000
   OMITTED)

   RATIO OF                1.30%              1.28%              1.72%
   EXPENSES
   TO AVERAGE
   NET ASSETS

   RATIO OF                1.28%C             1.26%C             1.72%
   EXPENSES
   TO AVERAGE
   NET ASSETS
   AFTER
   EXPENSE
   REDUCTIONS

   RATIO OF NET            1.03%              1.74%              1.08%
   INVESTMENT
   INCOME TO
   AVERAGE NET
   ASSETS

   PORTFOLIO               86%                71%                109%
   TURNOVER
   RATE

   AVERAGE                $ .0133            $ .0264
   COMMISSIO
   N RATEE

   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
   D FROM NOVEMBER 1, 1994 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31,
1995.
   E FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
   F INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND FROM VOLVO AB WHICH AMOUNTED TO $.04 PER SHARE.
   OVERSEAS


   SELECTED
PER-SHARE
DATA AND
RATIOS

YEARS  1997       1996         1995        1994F       1993        1992A   1991      1990        1989        1988
ENDED
OCTOBER 31

NET
ASSET  $ 31.08    $ 28.57      $ 29.17     $ 27.16     $ 21.96     $ 26.92 $ 27.47   $ 26.30     $ 25.30     $ 30.90
VALUE,
BEGINNING
OF PERIOD

INCOME
FROM
INVESTMENT
OPERATIONS

 NET   .43J       .48I         .31         .18         .27         .46     .54B      .35           .30         .30
INVESTMENT
INCOME

 NET   4.61       2.72         (.44)       2.26        7.40        (3.82)  .45       2.16          1.28        2.34
REALIZED
AND
UNREALIZED
GAIN (LOSS)

 TOTAL 5.04       3.20         (.13)       2.44        7.67        (3.36)   99       2.51          1.58        2.64
FROM
INVESTMENT
OPERATIONS

LESS
DISTRIBUTION
S

 FROM
NET    (.37)      (.34)        (.02)       (.15)       (.37)       (.44)   (.46)     (.21)         (.24)       --
INVESTMENT
INCOME

 IN
EXCESS --          --          --          (.17)       --          --        --        --          --          --
OF NET
INVESTMENT
INCOME

 FROM
NET    (1.63)      (.35)       (.45)       (.11)       (2.10)C     (1.16)    (1.08)C   (1.13)C     (.34)C      (8.24)
REALIZED
GAIN

 TOTAL (2.00)      (.69)       (.47)       (.43)       (2.47)      (1.60)    (1.54)    (1.34)      (.58)       (8.24)
DISTRIBUTIONS

NET
ASSET  $ 34.12     $ 31.08     $ 28.57     $ 29.17     $ 27.16     $ 21.96   $ 26.92   $ 27.47     $ 26.30    $ 25.30
VALUE, END
OF PERIOD

TOTAL  17.03%      11.41%      (.34%)      9.13%E      39.01%E     (13.05)%E 4.12%E    9.58%E      6.40%E      11.62%E
RETURND

NET
ASSETS, $3,777,452 $ 3,114,625 $ 2,276,306 $ 2,283,211 $ 1,490,666 $ 801,845 $ 969,436 $ 1,011,152 $ 876,567  $ 1,149,763
END OF
PERIOD
(000
OMITTED)

RATIO
OF      1.23%      1.14%       1.05%       1.24%       1.27%       1.52%     1.53%     1.26%       1.06%       1.38%
EXPENSES
TO AVERAGE
NET ASSETS

RATIO
OF      1.20%G     1.12%G      1.05%       1.24%       1.27%       1.52%     1.53%     1.26%       1.06%       1.38%
EXPENSES TO
AVERAGE NET
ASSETS AFTER
EXPENSE
REDUCTIONS

RATIO OF
NET     1.28%      1.74%       1.78%       .90%        1.00%       1.78%     2.19%     1.34%       1.06%       1.21%
INVESTMENT
INCOME TO
AVERAGE NET
ASSETS

PORTFOLIO 68%      82%         49%         49%         64%         122%      132%      96%         100%        115%
TURNOVER
RATE

AVERAGE  $ .0109   $ .0134
COMMISSIO
N RATEH


A AS OF NOVEMBER 1, 1991, THE FUND DISCONTINUED THE USE OF EQUALIZATION ACCOUNTING.
B INCLUDES $.08 PER SHARE FROM RECOVERY OF FOREIGN TAXES PREVIOUSLY WITHHELD ON DIVIDEND AND INTEREST PAYMENTS.
C INCLUDES AMOUNTS DISTRIBUTED FROM NET REALIZED GAINS ON FOREIGN CURRENCY RELATED TRANSACTIONS TAXABLE AS ORDINARY INCOME.
D THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
E TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
F EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2 "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
H FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
I INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND FROM VOLVO AB WHICH AMOUNTED TO $.08 PER SHARE.
J NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
WORLDWIDE



SELECTED
PER-SHARE
DATA AND
RATIOS

YEARS            1997          1996        1995        1994G       1993        1992        1991        1990F
ENDED
OCTOBER 31

NET ASSET        $ 15.18       $ 13.32     $ 13.96     $ 12.76     $ 9.63      $ 9.61      $ 8.95      $ 10.00
VALUE,
BEGINNING
OF PERIOD

INCOME
FROM
INVESTMENT
OPERATIONS

 NET              .21K,L        .22         .17         .08         .11         .20         .21         .05
INVESTMENT
INCOME

 NET              2.43          1.79        (.08)       1.37        3.28        (.08)       .53         (1.10)
REALIZED
AND
UNREALIZED
GAIN (LOSS)

 TOTAL            2.64          2.01        .09         1.45        3.39        .12         .74         (1.05)
FROM
INVESTMENT
OPERATIONS

LESS
DISTRIBUTION
S

 FROM NET         (.17)         (.15)       (.16)       (.10)       (.24)       (.10)       (.08)       --
INVESTMENT
INCOME

 FROM NET         (.38)         --          (.57)       (.15)       (.02)B      --          --          --
REALIZED
GAIN

 TOTAL            (.55)         (.15)       (.73)       (.25)       (.26)       (.10)       (.08)       --
DISTRIBUTIONS

NET ASSET        $ 17.27       $ 15.18     $ 13.32     $ 13.96     $ 12.76     $ 9.63      $ 9.61      $ 8.95
VALUE, END
OF PERIOD

TOTAL             17.95%        15.25%      .95%        11.55%      36.10%J     1.32%J      8.33%J      (10.50)%J
RETURNC,D

NET ASSETS,      $ 1,161,191   $ 877,218   $ 659,045   $ 748,738   $ 287,278   $ 103,627   $ 105,029   $ 94,851
END OF
PERIOD
(000
OMITTED)

RATIO OF          1.18%         1.19%       1.17%       1.32%       1.40%       1.51%       1.69%       2.00%A,E
EXPENSES
TO AVERAGE
NET ASSETS

RATIO OF          1.16%H        1.18%H      1.16%H      1.32%       1.40%       1.51%       1.69%       2.00%A
EXPENSES
TO AVERAGE
NET ASSETS
AFTER
EXPENSE
REDUCTIONS

RATIO OF NET      1.24%         1.71%       2.05%       1.40%       1.99%       2.02%       2.19%       2.09%A
INVESTMENT
INCOME TO
AVERAGE NET
ASSETS

PORTFOLIO         85%           49%         70%         69%         57%         130%        129%        123%A
TURNOVER
RATE

AVERAGE          $ .0054       $ .0003
COMMISSIO
N RATEI



   A ANNUALIZED
   B INCLUDES AMOUNTS DISTRIBUTED FROM NET REALIZED GAINS ON FOREIGN CURRENCY RELATED TRANSACTIONS TAXABLE AS ORDINARY INCOME.
   C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   D TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT
ANNUALIZED.
   E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOLD HAVE BEEN HIGHER.
   F FROM MAY 30, 1990 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31,
1990.
   G EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2 "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
   H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
   I FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
   J TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   K NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   L INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND FROM GENCOR LTD. WHICH AMOUNTED TO $.06 PER SHARE.
PERFORMANCE
Mutual fund performance is commonly measured as TOTAL RETURN. The total returns that follow are based on historical fund results and do not reflect the effect of taxes.
Each fund's fiscal year runs from November 1 through October 31.
    The tables below show each fund's performance over past fiscal years compared to different measures, including a comparative index
and a competitive funds average. The charts    beginning     on page
present calendar year performance.

FISCAL PERIODS ENDED OCTOBER 31   AVERAGE ANNUAL TOTAL RETURN   CUMULATIVE TOTAL RETURN





PAST 1 YEAR      PAST 5 YEARS       PAST 10 YEARS/       PAST 1 YEAR      PAST 5 YEARS        PAST 10 YEARS/
                                    LIFE OF FUND                                              LIFE OF FUND

INTERN
   13.17    %       12.32%D           9.43%D,E    ,F       13.17    %       78.78    %D          146.28%D,E    ,F
ATIONA
L
GROWT
H &
INCOM
E
FUND

MORG
   4.82    %        11.79    %        6.70    %            4.82    %        74.59    %           91.25    %
AN
STANLE
Y
CAPIT
AL
INTERN
ATIONA
L EAFE
INDEX

LIPPER
   10.39    %       12.67    %         9.68%               10.39    %       82.99    %            158.84%
INTERN
ATIONA
L
FUNDS
AVERA
GE

DIVERS
   19.30    %      17.70    %         11.70    %A,F        19.30    %      125.84    %           91.06    %A,F
IFIED
INTERN
ATIONA
L FUND

MORG
   8.63    %       12.67    %         9.11    %A           8.63    %       81.61    %            66.51    %A
AN
STANLE
Y
CAPIT
AL
INTERN
ATIONA
L
GDP-
WEIG
HTED
EAFE
INDEX

LIPPER
   10.39    %      12.67    %         N/A                  10.39    %      82.99    %            N/A
INTERN
ATIONA
L
FUNDS
AVERA
GE

INTERN
   13.20    %      N/A                9.68    %B           13.20    %      N/A                   31.93    %B
ATIONA
L
VALUE
FUND

MORG
   4.82    %       N/A                4.93    %B           4.82    %       N/A                   15.53    %B
AN
STANLE
Y
CAPIT
AL
INTERN
ATIONA
L EAFE
INDEX

LIPPER
   10.39    %      N/A                N/A                  10.39    %      N/A                   N/A
INTERN
ATIONA
L
FUNDS
AVERA
GE

OVERS
   17.03    %       14.54    %D       8.79    %D           17.03    %       97.12    %D          132.25    %D
EAS
FUND

MORG
   4.82    %        11.79    %        6.70    %            4.82    %        74.59    %           91.25    %
AN
STANLE
Y
CAPIT
AL
INTERN
ATIONA
L EAFE
INDEX

LIPPER
   10.39    %       12.67    %        9.68    %            10.39    %       82.99    %           158.84    %
INTERN
ATIONA
L
FUNDS
AVERA
GE

WORLD
   17.95    %       15.81%D           10.12    %C,D,F      17.95    %       108.35%D              104.67    %C,D,F
WIDE
FUND

MORG
   16.77    %       15.24    %        9.58    %C           16.77    %       103.29    %           97.28    %C
AN
STANLE
Y
CAPIT
AL
INTERN
ATIONA
L
WORLD
INDEX

LIPPER
   16.50    %       14.19    %        N/A                  16.50    %       96.26    %           N/A
GLOBA
L
FUNDS
AVERA
GE


   A FROM DECEMBER 27, 1991
   B FROM NOVEMBER 1, 1994
   C FROM MAY 30, 1990
   D PREVIOUSLY, THE FUND IMPOSED A SALES CHARGE. IF THIS SALES CHARGE WERE TAKEN INTO ACCOUNT, TOTAL RETURNS WOULD HAVE BEEN LOWER.
   E TOTAL RETURNS DO NOT INCLUDE THE DEFERRED SALES CHARGE OF 1% UPON REDEMPTION ON SHARES PURCHASED PRIOR TO OCTOBER 12, 1990.
   F IF FMR HAD NOT REIMBURSED CERTAIN FUND EXPENSES DURING THESE PERIODS, TOTAL RETURNS WOULD HAVE BEEN LOWER.
EXAMPLE:        Let's say, hypothetically, that you had $10,000
invested in International Growth & Income and Overseas Funds on
November 1, 198   7    , and you put $10,000 in Diversified
International, International Value, and Worldwide Funds on each fund's start date. The charts below show the growth in value of your $10,000 investment in each fund through October 31, 1997.
   INTERNATIONAL GROWTH & INCOME FUND
    FISCAL YEARS 1987 1992 1997
   ROW: 1, COL: 1, VALUE: 10000.0
   ROW: 2, COL: 1, VALUE: 9740.879999999999
   ROW: 3, COL: 1, VALUE: 10347.65
   ROW: 4, COL: 1, VALUE: 9981.869999999999
   ROW: 5, COL: 1, VALUE: 10434.28
   ROW: 6, COL: 1, VALUE: 10886.69
   ROW: 7, COL: 1, VALUE: 11175.46
   ROW: 8, COL: 1, VALUE: 11031.07
   ROW: 9, COL: 1, VALUE: 10905.94
   ROW: 10, COL: 1, VALUE: 10905.94
   ROW: 11, COL: 1, VALUE: 10366.9
   ROW: 12, COL: 1, VALUE: 10742.3
   ROW: 13, COL: 1, VALUE: 11367.98
   ROW: 14, COL: 1, VALUE: 11570.12
   ROW: 15, COL: 1, VALUE: 11544.22
   ROW: 16, COL: 1, VALUE: 11759.64
   ROW: 17, COL: 1, VALUE: 11798.8
   ROW: 18, COL: 1, VALUE: 11798.8
   ROW: 19, COL: 1, VALUE: 12092.55
   ROW: 20, COL: 1, VALUE: 11749.85
   ROW: 21, COL: 1, VALUE: 11789.01
   ROW: 22, COL: 1, VALUE: 12905.25
   ROW: 23, COL: 1, VALUE: 12729.0
   ROW: 24, COL: 1, VALUE: 13238.16
   ROW: 25, COL: 1, VALUE: 12601.71
   ROW: 26, COL: 1, VALUE: 13071.7
   ROW: 27, COL: 1, VALUE: 13751.61
   ROW: 28, COL: 1, VALUE: 13513.83
   ROW: 29, COL: 1, VALUE: 13038.27
   ROW: 30, COL: 1, VALUE: 13028.36
   ROW: 31, COL: 1, VALUE: 12998.64
   ROW: 32, COL: 1, VALUE: 13840.78
   ROW: 33, COL: 1, VALUE: 14276.71
   ROW: 34, COL: 1, VALUE: 14940.51
   ROW: 35, COL: 1, VALUE: 13662.44
   ROW: 36, COL: 1, VALUE: 12344.74
   ROW: 37, COL: 1, VALUE: 13583.18
   ROW: 38, COL: 1, VALUE: 13276.05
   ROW: 39, COL: 1, VALUE: 13307.75
   ROW: 40, COL: 1, VALUE: 13778.64
   ROW: 41, COL: 1, VALUE: 14556.63
   ROW: 42, COL: 1, VALUE: 14034.55
   ROW: 43, COL: 1, VALUE: 14249.53
   ROW: 44, COL: 1, VALUE: 14229.05
   ROW: 45, COL: 1, VALUE: 13543.19
   ROW: 46, COL: 1, VALUE: 14014.08
   ROW: 47, COL: 1, VALUE: 13962.9
   ROW: 48, COL: 1, VALUE: 14413.31
   ROW: 49, COL: 1, VALUE: 14321.18
   ROW: 50, COL: 1, VALUE: 13921.95
   ROW: 51, COL: 1, VALUE: 14377.4
   ROW: 52, COL: 1, VALUE: 14356.67
   ROW: 53, COL: 1, VALUE: 14377.4
   ROW: 54, COL: 1, VALUE: 13910.94
   ROW: 55, COL: 1, VALUE: 14522.52
   ROW: 56, COL: 1, VALUE: 15175.57
   ROW: 57, COL: 1, VALUE: 15030.45
   ROW: 58, COL: 1, VALUE: 14543.25
   ROW: 59, COL: 1, VALUE: 14802.4
   ROW: 60, COL: 1, VALUE: 14553.62
   ROW: 61, COL: 1, VALUE: 13776.18
   ROW: 62, COL: 1, VALUE: 13745.09
   ROW: 63, COL: 1, VALUE: 13897.06
   ROW: 64, COL: 1, VALUE: 14024.46
   ROW: 65, COL: 1, VALUE: 14406.66
   ROW: 66, COL: 1, VALUE: 15478.93
   ROW: 67, COL: 1, VALUE: 16338.87
   ROW: 68, COL: 1, VALUE: 16721.07
   ROW: 69, COL: 1, VALUE: 16498.12
   ROW: 70, COL: 1, VALUE: 17050.18
   ROW: 71, COL: 1, VALUE: 17941.97
   ROW: 72, COL: 1, VALUE: 17825.19
   ROW: 73, COL: 1, VALUE: 18313.55
   ROW: 74, COL: 1, VALUE: 17687.17
   ROW: 75, COL: 1, VALUE: 18772.16
   ROW: 76, COL: 1, VALUE: 19755.1
   ROW: 77, COL: 1, VALUE: 19402.53
   ROW: 78, COL: 1, VALUE: 18366.16
   ROW: 79, COL: 1, VALUE: 18611.89
   ROW: 80, COL: 1, VALUE: 18953.79
   ROW: 81, COL: 1, VALUE: 18494.37
   ROW: 82, COL: 1, VALUE: 18804.21
   ROW: 83, COL: 1, VALUE: 18985.84
   ROW: 84, COL: 1, VALUE: 18547.79
   ROW: 85, COL: 1, VALUE: 18740.1
   ROW: 86, COL: 1, VALUE: 18163.16
   ROW: 87, COL: 1, VALUE: 18233.15
   ROW: 88, COL: 1, VALUE: 17615.45
   ROW: 89, COL: 1, VALUE: 17736.78
   ROW: 90, COL: 1, VALUE: 18751.57
   ROW: 91, COL: 1, VALUE: 19093.51
   ROW: 92, COL: 1, VALUE: 18850.85
   ROW: 93, COL: 1, VALUE: 18894.97
   ROW: 94, COL: 1, VALUE: 20009.03
   ROW: 95, COL: 1, VALUE: 19777.39
   ROW: 96, COL: 1, VALUE: 19920.79
   ROW: 97, COL: 1, VALUE: 19667.09
   ROW: 98, COL: 1, VALUE: 19964.91
   ROW: 99, COL: 1, VALUE: 20463.49
   ROW: 100, COL: 1, VALUE: 20520.5
   ROW: 101, COL: 1, VALUE: 20474.89
   ROW: 102, COL: 1, VALUE: 20816.9
   ROW: 103, COL: 1, VALUE: 21341.32
   ROW: 104, COL: 1, VALUE: 21364.12
   ROW: 105, COL: 1, VALUE: 21512.32
   ROW: 106, COL: 1, VALUE: 21010.71
   ROW: 107, COL: 1, VALUE: 21272.91
   ROW: 108, COL: 1, VALUE: 21785.93
   ROW: 109, COL: 1, VALUE: 21763.13
   ROW: 110, COL: 1, VALUE: 22846.15
   ROW: 111, COL: 1, VALUE: 23059.71
   ROW: 112, COL: 1, VALUE: 22882.78
   ROW: 113, COL: 1, VALUE: 23154.07
   ROW: 114, COL: 1, VALUE: 23154.07
   ROW: 115, COL: 1, VALUE: 23177.66
   ROW: 116, COL: 1, VALUE: 24333.59
   ROW: 117, COL: 1, VALUE: 25406.96
   ROW: 118, COL: 1, VALUE: 26055.7
   ROW: 119, COL: 1, VALUE: 24486.93
   ROW: 120, COL: 1, VALUE: 26055.7
   ROW: 121, COL: 1, VALUE: 24628.47
   $
   $24,628

   DIVERSIFIED INTERNATIONAL FUND
    FISCAL YEARS 1992 1995 1997
   ROW: 1, COL: 1, VALUE: 10000.0
   ROW: 2, COL: 1, VALUE: 10060.0
   ROW: 3, COL: 1, VALUE: 9860.0
   ROW: 4, COL: 1, VALUE: 9680.0
   ROW: 5, COL: 1, VALUE: 9140.0
   ROW: 6, COL: 1, VALUE: 9240.0
   ROW: 7, COL: 1, VALUE: 9750.0
   ROW: 8, COL: 1, VALUE: 9540.0
   ROW: 9, COL: 1, VALUE: 9190.0
   ROW: 10, COL: 1, VALUE: 9350.0
   ROW: 11, COL: 1, VALUE: 9140.0
   ROW: 12, COL: 1, VALUE: 8460.0
   ROW: 13, COL: 1, VALUE: 8460.0
   ROW: 14, COL: 1, VALUE: 8671.06
   ROW: 15, COL: 1, VALUE: 8873.42
   ROW: 16, COL: 1, VALUE: 9176.959999999999
   ROW: 17, COL: 1, VALUE: 9915.57
   ROW: 18, COL: 1, VALUE: 10522.64
   ROW: 19, COL: 1, VALUE: 10785.71
   ROW: 20, COL: 1, VALUE: 10482.17
   ROW: 21, COL: 1, VALUE: 10805.94
   ROW: 22, COL: 1, VALUE: 11362.43
   ROW: 23, COL: 1, VALUE: 11210.66
   ROW: 24, COL: 1, VALUE: 11453.49
   ROW: 25, COL: 1, VALUE: 11028.54
   ROW: 26, COL: 1, VALUE: 11850.64
   ROW: 27, COL: 1, VALUE: 12739.44
   ROW: 28, COL: 1, VALUE: 12484.04
   ROW: 29, COL: 1, VALUE: 12085.61
   ROW: 30, COL: 1, VALUE: 12320.58
   ROW: 31, COL: 1, VALUE: 12300.15
   ROW: 32, COL: 1, VALUE: 12136.69
   ROW: 33, COL: 1, VALUE: 12555.55
   ROW: 34, COL: 1, VALUE: 12872.25
   ROW: 35, COL: 1, VALUE: 12504.47
   ROW: 36, COL: 1, VALUE: 12729.22
   ROW: 37, COL: 1, VALUE: 12044.75
   ROW: 38, COL: 1, VALUE: 11979.79
   ROW: 39, COL: 1, VALUE: 11428.51
   ROW: 40, COL: 1, VALUE: 11566.33
   ROW: 41, COL: 1, VALUE: 12128.21
   ROW: 42, COL: 1, VALUE: 12509.87
   ROW: 43, COL: 1, VALUE: 12615.88
   ROW: 44, COL: 1, VALUE: 12806.71
   ROW: 45, COL: 1, VALUE: 13633.63
   ROW: 46, COL: 1, VALUE: 13421.6
   ROW: 47, COL: 1, VALUE: 13676.04
   ROW: 48, COL: 1, VALUE: 13495.81
   ROW: 49, COL: 1, VALUE: 13633.63
   ROW: 50, COL: 1, VALUE: 14132.55
   ROW: 51, COL: 1, VALUE: 14555.74
   ROW: 52, COL: 1, VALUE: 14566.88
   ROW: 53, COL: 1, VALUE: 14856.44
   ROW: 54, COL: 1, VALUE: 15391.0
   ROW: 55, COL: 1, VALUE: 15546.91
   ROW: 56, COL: 1, VALUE: 15691.69
   ROW: 57, COL: 1, VALUE: 15190.54
   ROW: 58, COL: 1, VALUE: 15446.68
   ROW: 59, COL: 1, VALUE: 15914.43
   ROW: 60, COL: 1, VALUE: 16014.66
   ROW: 61, COL: 1, VALUE: 16905.6
   ROW: 62, COL: 1, VALUE: 16961.57
   ROW: 63, COL: 1, VALUE: 17076.88
   ROW: 64, COL: 1, VALUE: 17365.14
   ROW: 65, COL: 1, VALUE: 17388.2
   ROW: 66, COL: 1, VALUE: 17445.86
   ROW: 67, COL: 1, VALUE: 18541.27
   ROW: 68, COL: 1, VALUE: 19486.78
   ROW: 69, COL: 1, VALUE: 20040.25
   ROW: 70, COL: 1, VALUE: 18852.59
   ROW: 71, COL: 1, VALUE: 20155.56
   ROW: 72, COL: 1, VALUE: 19106.27
   $19,106
   $

   INTERNATIONAL VALUE FUND
    FISCAL YEARS 1994 1995 1997
   ROW: 1, COL: 1, VALUE: 10000.0
   ROW: 2, COL: 1, VALUE: 9700.0
   ROW: 3, COL: 1, VALUE: 9790.0
   ROW: 4, COL: 1, VALUE: 9440.0
   ROW: 5, COL: 1, VALUE: 9530.0
   ROW: 6, COL: 1, VALUE: 10000.0
   ROW: 7, COL: 1, VALUE: 10170.0
   ROW: 8, COL: 1, VALUE: 10030.0
   ROW: 9, COL: 1, VALUE: 10040.0
   ROW: 10, COL: 1, VALUE: 10830.0
   ROW: 11, COL: 1, VALUE: 10800.0
   ROW: 12, COL: 1, VALUE: 10860.0
   ROW: 13, COL: 1, VALUE: 10630.0
   ROW: 14, COL: 1, VALUE: 10820.0
   ROW: 15, COL: 1, VALUE: 11150.86
   ROW: 16, COL: 1, VALUE: 11253.73
   ROW: 17, COL: 1, VALUE: 11294.88
   ROW: 18, COL: 1, VALUE: 11521.18
   ROW: 19, COL: 1, VALUE: 11912.08
   ROW: 20, COL: 1, VALUE: 11840.07
   ROW: 21, COL: 1, VALUE: 11973.8
   ROW: 22, COL: 1, VALUE: 11562.33
   ROW: 23, COL: 1, VALUE: 11562.33
   ROW: 24, COL: 1, VALUE: 11870.93
   ROW: 25, COL: 1, VALUE: 11654.91
   ROW: 26, COL: 1, VALUE: 12251.54
   ROW: 27, COL: 1, VALUE: 12219.78
   ROW: 28, COL: 1, VALUE: 12198.62
   ROW: 29, COL: 1, VALUE: 12452.54
   ROW: 30, COL: 1, VALUE: 12547.75
   ROW: 31, COL: 1, VALUE: 12568.91
   ROW: 32, COL: 1, VALUE: 13394.15
   ROW: 33, COL: 1, VALUE: 14060.68
   ROW: 34, COL: 1, VALUE: 14409.82
   ROW: 35, COL: 1, VALUE: 13351.83
   ROW: 36, COL: 1, VALUE: 14187.64
   ROW: 37, COL: 1, VALUE: 13193.13
   $
   $13,193

   OVERSEAS FUND
    FISCAL YEARS 1987 1992 1997
   ROW: 1, COL: 1, VALUE: 10000.0
   ROW: 2, COL: 1, VALUE: 9919.09
   ROW: 3, COL: 1, VALUE: 10553.56
   ROW: 4, COL: 1, VALUE: 10143.25
   ROW: 5, COL: 1, VALUE: 10465.32
   ROW: 6, COL: 1, VALUE: 11100.65
   ROW: 7, COL: 1, VALUE: 11391.85
   ROW: 8, COL: 1, VALUE: 11162.42
   ROW: 9, COL: 1, VALUE: 10844.76
   ROW: 10, COL: 1, VALUE: 10703.57
   ROW: 11, COL: 1, VALUE: 10381.49
   ROW: 12, COL: 1, VALUE: 10769.75
   ROW: 13, COL: 1, VALUE: 11162.42
   ROW: 14, COL: 1, VALUE: 11453.62
   ROW: 15, COL: 1, VALUE: 11424.96
   ROW: 16, COL: 1, VALUE: 11564.95
   ROW: 17, COL: 1, VALUE: 11867.51
   ROW: 18, COL: 1, VALUE: 11763.65
   ROW: 19, COL: 1, VALUE: 12016.53
   ROW: 20, COL: 1, VALUE: 11438.51
   ROW: 21, COL: 1, VALUE: 11104.34
   ROW: 22, COL: 1, VALUE: 12206.19
   ROW: 23, COL: 1, VALUE: 11921.7
   ROW: 24, COL: 1, VALUE: 12558.43
   ROW: 25, COL: 1, VALUE: 11876.54
   ROW: 26, COL: 1, VALUE: 12549.39
   ROW: 27, COL: 1, VALUE: 13359.61
   ROW: 28, COL: 1, VALUE: 13056.41
   ROW: 29, COL: 1, VALUE: 12786.38
   ROW: 30, COL: 1, VALUE: 13208.01
   ROW: 31, COL: 1, VALUE: 13174.85
   ROW: 32, COL: 1, VALUE: 14070.23
   ROW: 33, COL: 1, VALUE: 14321.31
   ROW: 34, COL: 1, VALUE: 15027.19
   ROW: 35, COL: 1, VALUE: 13364.35
   ROW: 36, COL: 1, VALUE: 11881.52
   ROW: 37, COL: 1, VALUE: 13013.77
   ROW: 38, COL: 1, VALUE: 12582.67
   ROW: 39, COL: 1, VALUE: 12477.55
   ROW: 40, COL: 1, VALUE: 12754.38
   ROW: 41, COL: 1, VALUE: 13217.45
   ROW: 42, COL: 1, VALUE: 12784.58
   ROW: 43, COL: 1, VALUE: 12965.78
   ROW: 44, COL: 1, VALUE: 12990.95
   ROW: 45, COL: 1, VALUE: 12175.55
   ROW: 46, COL: 1, VALUE: 12839.95
   ROW: 47, COL: 1, VALUE: 12935.58
   ROW: 48, COL: 1, VALUE: 13504.34
   ROW: 49, COL: 1, VALUE: 13549.64
   ROW: 50, COL: 1, VALUE: 13061.41
   ROW: 51, COL: 1, VALUE: 13552.29
   ROW: 52, COL: 1, VALUE: 13707.88
   ROW: 53, COL: 1, VALUE: 13423.53
   ROW: 54, COL: 1, VALUE: 13144.54
   ROW: 55, COL: 1, VALUE: 13943.95
   ROW: 56, COL: 1, VALUE: 14544.84
   ROW: 57, COL: 1, VALUE: 14201.47
   ROW: 58, COL: 1, VALUE: 13300.13
   ROW: 59, COL: 1, VALUE: 13187.47
   ROW: 60, COL: 1, VALUE: 12640.22
   ROW: 61, COL: 1, VALUE: 11781.8
   ROW: 62, COL: 1, VALUE: 11722.79
   ROW: 63, COL: 1, VALUE: 11999.78
   ROW: 64, COL: 1, VALUE: 12349.52
   ROW: 65, COL: 1, VALUE: 12602.78
   ROW: 66, COL: 1, VALUE: 13459.05
   ROW: 67, COL: 1, VALUE: 14393.71
   ROW: 68, COL: 1, VALUE: 14725.36
   ROW: 69, COL: 1, VALUE: 14375.62
   ROW: 70, COL: 1, VALUE: 15032.89
   ROW: 71, COL: 1, VALUE: 15883.13
   ROW: 72, COL: 1, VALUE: 15744.43
   ROW: 73, COL: 1, VALUE: 16377.59
   ROW: 74, COL: 1, VALUE: 15629.86
   ROW: 75, COL: 1, VALUE: 16806.18
   ROW: 76, COL: 1, VALUE: 18000.94
   ROW: 77, COL: 1, VALUE: 17663.95
   ROW: 78, COL: 1, VALUE: 17155.42
   ROW: 79, COL: 1, VALUE: 17731.35
   ROW: 80, COL: 1, VALUE: 17504.65
   ROW: 81, COL: 1, VALUE: 17271.83
   ROW: 82, COL: 1, VALUE: 17755.86
   ROW: 83, COL: 1, VALUE: 18013.19
   ROW: 84, COL: 1, VALUE: 17516.91
   ROW: 85, COL: 1, VALUE: 17872.27
   ROW: 86, COL: 1, VALUE: 17137.04
   ROW: 87, COL: 1, VALUE: 17019.76
   ROW: 88, COL: 1, VALUE: 16290.34
   ROW: 89, COL: 1, VALUE: 16302.81
   ROW: 90, COL: 1, VALUE: 16789.09
   ROW: 91, COL: 1, VALUE: 17269.14
   ROW: 92, COL: 1, VALUE: 17512.28
   ROW: 93, COL: 1, VALUE: 17643.2
   ROW: 94, COL: 1, VALUE: 18434.96
   ROW: 95, COL: 1, VALUE: 17923.74
   ROW: 96, COL: 1, VALUE: 18173.12
   ROW: 97, COL: 1, VALUE: 17811.52
   ROW: 98, COL: 1, VALUE: 18011.02
   ROW: 99, COL: 1, VALUE: 18560.94
   ROW: 100, COL: 1, VALUE: 18912.11
   ROW: 101, COL: 1, VALUE: 18950.42
   ROW: 102, COL: 1, VALUE: 19231.36
   ROW: 103, COL: 1, VALUE: 19754.92
   ROW: 104, COL: 1, VALUE: 19761.3
   ROW: 105, COL: 1, VALUE: 19908.16
   ROW: 106, COL: 1, VALUE: 19352.67
   ROW: 107, COL: 1, VALUE: 19493.14
   ROW: 108, COL: 1, VALUE: 20055.01
   ROW: 109, COL: 1, VALUE: 19844.31
   ROW: 110, COL: 1, VALUE: 20891.43
   ROW: 111, COL: 1, VALUE: 20992.1
   ROW: 112, COL: 1, VALUE: 21005.71
   ROW: 113, COL: 1, VALUE: 21475.38
   ROW: 114, COL: 1, VALUE: 21665.97
   ROW: 115, COL: 1, VALUE: 21829.33
   ROW: 116, COL: 1, VALUE: 23163.46
   ROW: 117, COL: 1, VALUE: 24368.26
   ROW: 118, COL: 1, VALUE: 25178.26
   ROW: 119, COL: 1, VALUE: 23306.4
   ROW: 120, COL: 1, VALUE: 24974.06
   ROW: 121, COL: 1, VALUE: 23224.72
   $
   $23,225

   WORLDWIDE FUND
    Fiscal years 1990 1993 1997
   Row: 1, Col: 1, Value: 10000.0
   Row: 2, Col: 1, Value: 10030.0
   Row: 3, Col: 1, Value: 10290.0
   Row: 4, Col: 1, Value: 10570.0
   Row: 5, Col: 1, Value: 9380.0
   Row: 6, Col: 1, Value: 8450.0
   Row: 7, Col: 1, Value: 8950.0
   Row: 8, Col: 1, Value: 8950.0
   Row: 9, Col: 1, Value: 8898.230000000001
   Row: 10, Col: 1, Value: 9150.440000000001
   Row: 11, Col: 1, Value: 9654.879999999999
   Row: 12, Col: 1, Value: 9321.949999999999
   Row: 13, Col: 1, Value: 9412.75
   Row: 14, Col: 1, Value: 9483.369999999999
   Row: 15, Col: 1, Value: 8807.43
   Row: 16, Col: 1, Value: 9352.220000000001
   Row: 17, Col: 1, Value: 9493.459999999999
   Row: 18, Col: 1, Value: 9654.879999999999
   Row: 19, Col: 1, Value: 9695.230000000001
   Row: 20, Col: 1, Value: 9180.710000000001
   Row: 21, Col: 1, Value: 9599.06
   Row: 22, Col: 1, Value: 9701.07
   Row: 23, Col: 1, Value: 9996.889999999999
   Row: 24, Col: 1, Value: 9762.27
   Row: 25, Col: 1, Value: 10190.71
   Row: 26, Col: 1, Value: 10619.15
   Row: 27, Col: 1, Value: 10251.92
   Row: 28, Col: 1, Value: 10149.91
   Row: 29, Col: 1, Value: 10007.1
   Row: 30, Col: 1, Value: 10007.1
   Row: 31, Col: 1, Value: 9823.48
   Row: 32, Col: 1, Value: 9976.49
   Row: 33, Col: 1, Value: 10194.86
   Row: 34, Col: 1, Value: 10530.15
   Row: 35, Col: 1, Value: 10781.62
   Row: 36, Col: 1, Value: 11399.81
   Row: 37, Col: 1, Value: 11682.71
   Row: 38, Col: 1, Value: 12049.43
   Row: 39, Col: 1, Value: 11923.7
   Row: 40, Col: 1, Value: 12185.64
   Row: 41, Col: 1, Value: 12950.52
   Row: 42, Col: 1, Value: 12814.31
   Row: 43, Col: 1, Value: 13369.63
   Row: 44, Col: 1, Value: 13128.64
   Row: 45, Col: 1, Value: 13920.64
   Row: 46, Col: 1, Value: 14914.21
   Row: 47, Col: 1, Value: 14689.86
   Row: 48, Col: 1, Value: 14134.32
   Row: 49, Col: 1, Value: 14625.76
   Row: 50, Col: 1, Value: 14604.39
   Row: 51, Col: 1, Value: 14305.25
   Row: 52, Col: 1, Value: 14743.28
   Row: 53, Col: 1, Value: 14989.0
   Row: 54, Col: 1, Value: 14700.54
   Row: 55, Col: 1, Value: 14914.21
   Row: 56, Col: 1, Value: 14401.4
   Row: 57, Col: 1, Value: 14332.82
   Row: 58, Col: 1, Value: 14253.69
   Row: 59, Col: 1, Value: 14423.25
   Row: 60, Col: 1, Value: 14502.37
   Row: 61, Col: 1, Value: 14864.08
   Row: 62, Col: 1, Value: 15011.03
   Row: 63, Col: 1, Value: 15214.49
   Row: 64, Col: 1, Value: 15836.18
   Row: 65, Col: 1, Value: 15440.56
   Row: 66, Col: 1, Value: 15587.5
   Row: 67, Col: 1, Value: 15056.24
   Row: 68, Col: 1, Value: 15101.46
   Row: 69, Col: 1, Value: 15363.09
   Row: 70, Col: 1, Value: 15786.03
   Row: 71, Col: 1, Value: 15991.79
   Row: 72, Col: 1, Value: 16266.13
   Row: 73, Col: 1, Value: 16746.23
   Row: 74, Col: 1, Value: 17043.43
   Row: 75, Col: 1, Value: 17032.0
   Row: 76, Col: 1, Value: 16414.73
   Row: 77, Col: 1, Value: 16849.1
   Row: 78, Col: 1, Value: 17169.17
   Row: 79, Col: 1, Value: 17352.06
   Row: 80, Col: 1, Value: 18152.22
   Row: 81, Col: 1, Value: 18239.31
   Row: 82, Col: 1, Value: 18464.49
   Row: 83, Col: 1, Value: 18974.1
   Row: 84, Col: 1, Value: 18725.22
   Row: 85, Col: 1, Value: 18689.67
   Row: 86, Col: 1, Value: 19791.85
   Row: 87, Col: 1, Value: 20834.77
   Row: 88, Col: 1, Value: 21699.92
   Row: 89, Col: 1, Value: 20538.49
   Row: 90, Col: 1, Value: 22150.28
   Row: 91, Col: 1, Value: 20467.38
   $
   $20,467










   UNDERSTANDING PERFORMANCE
   Many markets around the globe offer the
   potential for significant growth over time;
   however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the value of its currency create these risks. Because these funds invest in stocks, their performance is also related to foreign stock markets. For these reasons an international fund's performance may be more volatile than that of a fund that invests exclusively in the United States.
(checkmark)





YEAR-BY-YEAR TOTAL RETURNS




CALENDAR    1987     1988     1989     1990      1991     1992      1993     1994     1995     1996
YEARS

INTERNA     8.33%    11.56%   19.12%   -3.23%    8.04%    -3.34%    35.08%   -2.87%   12.23%   12.69%
TIONAL
GROWT
H &
INCOME
FUND

MORGA       24.63%   28.27%   10.53%   -23.45%   12.13%   -12.17%   32.56%   7.78%    11.21%   6.05%
N
STANLEY
CAPITAL
INTERNA
TIONAL
EAFE
INDEX

LIPPER      7.89%    16.24%   21.75%   -11.74%   12.76%   -4.77%    39.40%   -0.71%   9.41%    11.78%
INTERNA
TIONAL
FUNDS
AVERAG
E

CONSU       4.43%    4.42%    4.65%    6.11%     3.06%    2.90%     2.75%    2.67%    2.54%    3.32%
MER
PRICE
INDEX



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: NIL
ROW: 2, COL: 1, VALUE: 0.0
ROW: 3, COL: 1, VALUE: 8.33
ROW: 4, COL: 1, VALUE: 11.56
ROW: 5, COL: 1, VALUE: 19.12
ROW: 6, COL: 1, VALUE: -3.23
ROW: 7, COL: 1, VALUE: 8.039999999999999
ROW: 8, COL: 1, VALUE: -3.34
ROW: 9, COL: 1, VALUE: 35.08
ROW: 10, COL: 1, VALUE: -2.87
ROW: 11, COL: 1, VALUE: 12.23
ROW: 12, COL: 1, VALUE: 12.69
(LARGE SOLID BOX) INTERNATIONAL GROWTH &
INCOME FUND
YEAR-BY-YEAR TOTAL RETURNS

CALENDAR    19   92          199   3         199   4         199   5         199   6
YEARS

DIVERSI        -13.81    %      36.67    %      1.09    %       17.97    %      20.02    %
FIED
INTERNA
TIONAL
FUND

MORGA          -9.65    %       33.56    %      7.81    %       11.16    %      7.63    %
N
STANLEY
CAPITAL
INTERNA
TIONAL
GDP-
WEIGHT
ED
EAFE
INDEX

LIPPER         -4.77    %       39.40    %      -0.71    %      9.41    %       11.78    %
INTERNA
TIONAL
FUNDS
AVERAG
E

CONSU          2.90    %        2.75    %       2.67    %       2.54    %       3.32    %
MER
PRICE
INDEX



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: NIL
ROW: 2, COL: 1, VALUE: NIL
ROW: 3, COL: 1, VALUE: NIL
ROW: 4, COL: 1, VALUE: NIL
ROW: 5, COL: 1, VALUE: NIL
ROW: 6, COL: 1, VALUE: NIL
ROW: 7, COL: 1, VALUE: NIL
ROW: 8, COL: 1, VALUE: -13.81
ROW: 9, COL: 1, VALUE: 36.67
ROW: 10, COL: 1, VALUE: 1.09
ROW: 11, COL: 1, VALUE: 17.97
ROW: 12, COL: 1, VALUE: 20.02
(LARGE SOLID BOX) DIVERSIFIED INTERNATIONAL FUND
YEAR-BY-YEAR TOTAL RETURNS
CALENDAR    199   5         199   6
YEARS

INTERNA        13.90    %      9.59    %
TIONAL
VALUE
FUND

MORGA          11.21    %      6.05    %
N
STANLEY
CAPITAL
INTERNA
TIONAL
EAFE
INDEX

LIPPER         9.41    %       11.78    %
INTERNA
TIONAL
FUNDS
AVERAG
E

CONSU          2.54    %       3.32    %
MER
PRICE
INDEX


YEAR-BY-YEAR TOTAL RETURNS



CALENDAR          1987     1988     1989     1990      1991     1992      1993     1994     1995     1996
YEARS

OVERSE            18.37%   8.26%    16.93%   -6.60%    8.61%    -11.46%   40.05%   1.27%    9.06%    13.10%
AS
FUND

MORGA             24.63%   28.27%   10.53%   -23.45%   12.13%   12.17%    32.56%   7.78%    11.21%   6.05%
N
STANLEY
CAPITAL
INTERNA
TIONAL
EAFE
INDEX

LIPPER            7.89%    16.24%   21.75%   -11.74%   12.76%   -4.77%    39.40%   -0.71%   9.41%    11.78%
INTERNA
TIONAL
FUNDS
AVERAG
E

CONSU             4.43%    4.42%    4.65%    6.11%     3.06%    2.90%     2.75%    2.67%    2.54%    3.32%
MER
PRICE
INDEX




PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: NIL
ROW: 2, COL: 1, VALUE: 18.37
ROW: 3, COL: 1, VALUE: 8.26
ROW: 4, COL: 1, VALUE: 16.93
ROW: 5, COL: 1, VALUE: -6.6
ROW: 6, COL: 1, VALUE: 8.609999999999999
ROW: 7, COL: 1, VALUE: -11.46
ROW: 8, COL: 1, VALUE: 40.05
ROW: 9, COL: 1, VALUE: 1.27
ROW: 10, COL: 1, VALUE: 9.060000000000001
ROW: 11, COL: 1, VALUE: 13.1
(LARGE SOLID BOX) OVERSEAS FUND
YEAR-BY-YEAR TOTAL RETURNS

1.CALENDAR    199   1         199   2         199   3         199   4         199   5         199   6
YEARS

WORLD            7.88    %       6.21    %       36.55    %      2.96    %       7.19    %       18.72    %
WIDE
FUND

MORGA            18.28    %      -5.23    %      22.50    %      5.08    %       20.72    %      13.48    %
N
STANLEY
CAPITAL
INTERNA
TIONAL
WORLD
INDEX

LIPPER           18.44    %      0.01    %       31.04    %      -3.03    %      16.05    %      16.51    %
GLOBAL
FUNDS
AVERAG
E

CONSU            3.06    %       2.90    %       2.75    %       2.67    %       2.54    %       3.32    %
MER
PRICE
INDEX




PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: NIL
ROW: 2, COL: 1, VALUE: NIL
ROW: 3, COL: 1, VALUE: NIL
ROW: 4, COL: 1, VALUE: NIL
ROW: 5, COL: 1, VALUE: NIL
ROW: 6, COL: 1, VALUE: 7.88
ROW: 7, COL: 1, VALUE: 6.21
ROW: 8, COL: 1, VALUE: 36.55
ROW: 9, COL: 1, VALUE: 2.96
ROW: 10, COL: 1, VALUE: 7.19
ROW: 11, COL: 1, VALUE: 18.72
(LARGE SOLID BOX) WORLDWIDE FUND

EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders. This difference may be significant for funds whose investments are denominated in foreign currencies.
MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST
(EAFE) INDEX is an unmanaged index    that is designed to represent
the performance of developed stock markets outside of the United
States and Canada.     The index may be compiled in two ways: a market
capitalization weighted (cap-weighted) and a gross domestic product
weighted (GDP-weighted) version.    As of October 31, 1997, the
cap-weighted index included over 1,000 equity securities of companies domiciled in 20 countries, and the GDP-weighted index included over 1,000 equity securities of companies domiciled in 20 countries.
MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX is a   n unmanaged,
    market capitalization weighted index    that is designed to
represent the performance of developed stock markets throughout the world. As of October 31, 1997, the index included over 1,500 equity securities of companies domiciled in 22 countries.
Unlike each fund's returns, the total returns of each comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
 THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
THE COMPETITIVE FUNDS AVERAGES are the Lipper International Funds Average for International Growth & Income, Diversified International, International Value and Overseas and the Lipper Global Funds Average
for Worldwide.        As of October 31, 1997, the averages reflected
the performance of    406     and    175     mutual funds with similar
investment objectives, respectively.        These averages, published
by Lipper Analytical Services, Inc., exclude the effect of sales loads.
Other illustrations of equity fund performance may show moving averages over specified periods.
The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all
shareholders.        For current performance or a free annual report,
call 1-800-544-8888.
TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. Each fund is a diversified fund of Fidelity Investment Trust, an open-end management investment company organized as a Massachusetts business trust on April 20, 1984.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUNDS MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are
encouraged to vote by proxy.        Fidelity will mail proxy materials
in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The funds are managed by FMR, which handles their business affairs and, with the assistance of foreign affiliates, chooses their investments.
Affiliates assist FMR with foreign securities:
(small solid bullet) Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England,
(small solid bullet) Fidelity Management & Research Far East Inc. (FMR Far East), in Tokyo, Japan,
(small solid bullet) Fidelity International Investment Advisors
(FIIA), in Pembroke, Bermuda,
(small solid bullet) Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), in London, England, and
(small solid bullet) Fidelity Investment Japan Ltd. (FIJ), in Tokyo,
Japan.
Richard Mace, Jr. is Vice President and manager of International Value and Overseas, which he has managed since November 1994 and March 1996, respectively. He also manages several other Fidelity funds. Since
joining Fidelity in 1987, Mr. Mace has worked as a    manager and
    analyst.
John R. Hickling is Vice President and manager of International Growth
& Income, which he has managed since March 1996.    Previously, he
managed several other Fidelity funds.     Since joining Fidelity in
1982, Mr. Hickling has worked as an analyst and manager.
Greg Fraser is Vice President and manager of Diversified International, which he has managed since December 1991. Previously,
he managed other Fidelity funds.    Mr. Fraser joined     Fidelity in
1986.
Penelope A. Dobkin is Vice President and manager of Worldwide, which
she has managed since May 1990.        Previously, she managed other
Fidelity funds.    Ms. Dobkin     join   ed     Fidelity in 1980.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.
Fidelity Service Company, Inc. (FSC) performs transfer agent servicing functions for the fund.
FMR Corp. is the ultimate parent company of FMR, FMR U.K., and FMR Far East. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
Fidelity International Limited (FIL), is the parent company of FIIA, FIJ, and FIIA(U.K.)L. The Johnson family group also owns, directly or indirectly, more than 25% of the voting common stock of FIL.
   FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
These broadly diversified funds increase diversification by spreading investments among securities of both developed and emerging markets, different countries and geographic regions.
FMR determines where an issuer is located by looking at such factors as its country of organization, the primary trading market for its securities, and the location of its assets, personnel, sales, and earnings.
The value of the funds' domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies, and general market and economic conditions. Bond values fluctuate based on changes in interest rates and in the credit quality of the issuer. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations.
International funds have increased economic and political risks as they are exposed to events and factors in the various world markets. These risks may be greater for funds that invest in emerging markets. Also, because many of the funds' investments are denominated in foreign currencies, changes in the value of foreign currencies can significantly affect a fund's share price. FMR may use a variety of investment techniques to either increase or decrease a fund's exposure to any currency.
FMR may use various investment techniques to hedge a portion of the funds' risks, but there is no guarantee that these strategies will work as FMR intends. As a mutual fund, each fund seeks to spread investment risk by diversifying its holdings among many companies and industries. Of course, when you sell your shares of a fund, they may be worth more or less than what you paid for them. No one mutual fund, however, can provide an appropriate balanced investment plan for all investors.
FMR normally invests each fund's assets according to its investment strategy. The funds may invest in short-term debt securities and money market instruments for cash management purposes. Each fund also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
INTERNATIONAL GROWTH & INCOME FUND seeks capital growth and current income by investing principally in foreign securities. FMR normally invests at least 65% of the fund's total assets in these securities. The fund may also invest in U.S. issuers.
The fund normally diversifies its investments across different countries and regions. In allocating the fund's assets across countries and regions, FMR will consider the size of the market in each country and region relative to the size of the international market as a whole.
FMR normally invests a majority of the fund's assets in equity securities, selected generally for growth potential. In pursuit of income, FMR normally invests at least 25% of the fund's total assets in debt securities of any quality, money market securities, repurchase agreements, or pooled accounts of repurchase agreements, and money market funds managed by FMR or its affiliates.
DIVERSIFIED INTERNATIONAL FUND seeks capital growth by investing primarily in equity securities of companies located anywhere outside the United States. FMR normally invests at least 65% of the fund's total assets in foreign securities. The fund may also invest in U.S. issuers.
The fund normally diversifies its investments across different countries and regions. In allocating the fund's assets across countries and regions, FMR will consider the size of the market in each country and region relative to the size of the international market as a whole.
The fund may invest in the securities of any issuer, including companies and other business organizations as well as governments and government agencies. The fund, however, expects to invest primarily in equity securities, but may also invest in debt securities of any quality.
The fund invests in securities that FMR determines are undervalued compared to industry norms within their countries. Using a highly disciplined approach to help identify these instruments and focusing on companies with market capitalizations of $100 million or more, FMR hopes to generate more capital growth than that of the EAFE Index (GDP-weighted).
The disciplined approach involves computer-aided, quantitative analysis supported by fundamental research. FMR's computer model systematically reviews thousands of stocks, using historical earnings, dividend yield, earnings per share, and many other factors. Then, potential investments are analyzed further using fundamental criteria, such as the company's growth potential and estimates of current earnings.
INTERNATIONAL VALUE FUND seeks long-term growth of capital by investing in foreign securities. FMR normally invests at least 65% of the fund's total assets in these securities. The fund may also invest in U.S. issuers.
In selecting the fund's investments, FMR focuses on securities of companies that it believes are undervalued in the marketplace or possess valuable assets.
The fund normally diversifies its investments across different countries and regions. In allocating the fund's assets across countries and regions, FMR will consider the size of the market in each country and region relative to the size of the international market as a whole.
The fund may invest in the securities of any issuer, including companies and other business organizations as well as governments and government agencies. The fund, however, expects to invest primarily in equity securities, but may also invest in debt securities of any quality.
OVERSEAS FUND seeks long-term growth of capital by investing primarily in foreign securities. The fund defines foreign securities as securities of issuers whose principal activities are located outside of the United States. Normally, at least 65% of the fund's total assets will be invested in foreign securities. The fund may also invest in U.S. issuers.
The fund normally diversifies its investments across different countries and regions. In allocating the fund's assets across countries and regions, FMR will consider the size of the market in each country and region relative to the size of the international market as a whole.
The fund may invest in the securities of any issuer, including companies and other business organizations as well as governments and government agencies. The fund, however, expects to invest primarily in equity securities, but may also invest in debt securities of any quality.
WORLDWIDE FUND seeks growth of capital by investing in securities issued anywhere in the world.
The fund normally diversifies its investments across different countries and regions, including the United States. In allocating the fund's assets across countries and regions, FMR will consider the size of the market in each country and region relative to the size of the world market as a whole.
The fund may invest in the securities of any issuer, including companies and other business organizations as well as governments and government agencies. The fund, however, expects to invest primarily in equity securities, but may also invest in debt securities of any quality.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in a fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help a fund achieve its goal. Fund holdings and recent investment strategies are detailed in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
RESTRICTIONS: With respect to 75% of total assets, each fund may not purchase more than 10% of the outstanding voting securities of a single issuer. This limitation does not apply to securities of other investment companies.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes.
Lower-quality debt securities (sometimes called "junk bonds") are considered to have speculative characteristics, and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty.
The table    on the following page     provides a summary of ratings
assigned to debt holdings (not including money market instruments) in the funds' portfolios. These figures are dollar-weighted averages of month-end portfolio holdings during the fiscal year ended October 1997, and are presented as a percentage of total security investments. These percentages are historical and do not necessarily indicate a fund's current or future debt holdings.
FISCAL YEAR ENDED 199   7     DEBT HOLDINGS (AS A % OF INVESTMENTS),
BY RATING

S&P RATING   International Growth & Income  Diversified International
International Value  Overseas  Worldwide
(Average of total investments)
INVESTMENT GRADE
Highest quality AAA
High quality AA    20.1    %      --         1.0    %     0.3    %
--
Upper-medium grade  A
Medium grade BBB    0.1    %      --         --         --
   --
LOWER QUALITY
Moderately speculative  BB    0.6    %      --         --
   --
Speculative  B    --          --         --         --
   0.2    %
Highly speculative  CCC    --          --         --         --
   --
Poor quality  CC
Lowest quality, no interest  C    --          --         --
   --         --
In default, in arrears  D    --          --         --         --
   --

     20.8%   --  1.0%  0.3%  0.2%
MOODY'S RATING
(Average of total investments)
INVESTMENT GRADE
Highest quality Aaa
High quality Aa    21.0    %      --         1.1    %     0.3    %
   --
Upper-medium grade  A
Medium grade Baa    0.2    %      --         --         --
   --
LOWER QUALITY
Moderately speculative  Ba    --           --         --
   --         --
Speculative B    0.6    %       --  --         --         0.2    %
Highly speculative  Caa    --           --         --         --
   --
Poor quality  Ca
Lowest quality, no interest  C    --           --         --
   --         --
In default, in arrears - --    --  --     --  --
     21.8%    --  1.1%  0.3%  0.2%
REFER TO THE FUNDS' SAI FOR A MORE COMPLETE DISCUSSION OF THESE
RATINGS.
THE FUNDS DO NOT NECESSARILY RELY ON THE RATINGS OF MOODY'S OR S&P TO DETERMINE COMPLIANCE WITH THEIR DEBT QUALITY POLICIES. SECURITIES NOT
RATED BY MOODY'S OR S&P AMOUNTED TO    2.0% OF
   INTERNATIONAL GROWTH & INCOME, 0.2% OF OVERSEAS AND 0.4% OF
INTERNATIONAL VALUE. THESE PERCENTAGES     MAY INCLUDE SECURITIES
RATED BY OTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS, AS WELL AS UNRATED SECURITIES.
FOR FOREIGN GOVERNMENT SECURITIES NOT INDIVIDUALLY RATED BY A
NATIONALLY RECOGNIZED STATISTICAL        RATING ORGANIZATION, FMR
ASSIGNS THE RATING OF THE SOVEREIGN CREDIT OF THE ISSUING GOVERNMENT.

RESTRICTIONS: Purchase of a debt security is consistent with the fund's debt quality policy if it is rated at or above the stated level by Moody's or rated in the equivalent categories by S&P, or is unrated but judged to be of equivalent quality by FMR. Each fund currently intends to limit its investments in lower than Baa-quality debt securities to less than 35% of its assets.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These
include risks relating to political   ,     economic   , or
regulatory     conditions in foreign countries, fluctuations in
foreign currencies, withholding or other taxes, operational risks, and the potentially less stringent investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. All of these factors can make foreign investments,
especially those in    emerging markets,     more volatile    and
potentially less liquid,     than U.S. investments.
EXPOSURE TO EMERGING MARKETS. Investing in emerging markets involves risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight is generally less than in more developed markets. Emerging market economies may be subject to greater social, economic, regulatory, and political uncertainties. All of these factors generally make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
FOREIGN REPURCHASE AGREEMENTS may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.
ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and for International Growth & Income, selling securities short.
FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
DIRECT DEBT. Loans and other direct debt instruments are interests in amounts owed to another party by a company, government, or other borrower. They have additional risks beyond conventional debt securities because they may entail less legal protection for a fund, or there may be a requirement that the fund supply additional cash to a borrower on demand.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities and some other securities may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
   RESTRICTIONS:     A fund may not purchase a security if, as a
result, more than 15% of its assets would be invested in liiquid securities.
OTHER INSTRUMENTS may include securities of closed-end investment companies and real estate-related instruments.
CASH MANAGEMENT. A fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change. DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.
   RESTRICTIONS:     With respect to 75% of its total assets, each
fund may not purchase a security if, as a result, more than 5% would
be invested in the securities of any issuer.        This limitation
does not apply to U.S. Government securities or to securities of other investment companies.
A fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.
BORROWING. Each fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
   RESTRICTIONS:     Each fund may borrow only for temporary or
emergency purposes, but not in an amount exceeding 331/3% of its total assets.
LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a
delay in recovering a fund's securities.        A fund may also lend
money to other funds advised by FMR.
   RESTRICTIONS:     Loans, in the aggregate, may not exceed 331/3% of
a fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
INTERNATIONAL GROWTH & INCOME FUND seeks capital growth and current income, consistent with reasonable investment risk, by investing principally in foreign securities.
DIVERSIFIED INTERNATIONAL FUND seeks capital growth by investing primarily in equity securities of companies located anywhere outside the U.S.
INTERNATIONAL VALUE FUND seeks long-term growth of capital.
OVERSEAS FUND seeks long-term growth of capital primarily through investments in foreign securities.
WORLDWIDE seeks growth of capital by investing in securities issued anywhere in the world.
With respect to 75% of its total assets, each fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any one issuer and may not purchase more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to U.S. Government securities or to securities of other investment companies.
Each fund may not invest more than 25% of its total assets in any one
industry.    This limitation does not apply to U.S. Government
securities.
Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
Loans, in the aggregate, may not exceed 331/3% of each fund's total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of a fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to affiliates who provide assistance with these services. Each fund also pays OTHER EXPENSES, which are explained on page .
FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month.    For
International Growth & Income Fund and Worldwide Fund the fee is calculated by adding a group fee rate to an individual fund fee rate, and multiplying the result by each fund's average net assets.
   For Diversified International Fund, International Value Fund, and
Overseas Fund t    he amount of the fee is determined by taking a
BASIC FEE and then, applying a PERFORMANCE ADJUSTMENT.
MANAGEMENT   =   BASIC   +/-   PERFORMANCE
FEE              FEE           ADJUSTMENT

   The performance adjustment either increases or decreases the management fee, depending on how well the fund has performed relative to its benchmark index.
DIVERSIFIED INTERNATIONAL   EAFE INDEX/GDP WEIGHTED

INTERNATIONAL VALUE         EAFE INDEX/CAP WEIGHTED

OVERSEAS                    EAFE INDEX/CAP WEIGHTED

THE BASIC FEE (calculated monthly) is calculated by adding a group fee rate to an individual fund fee rate, and multiplying the result by a fund's average net assets.
The group fee rate is based on the average net assets of all the
mutual funds advised by FMR. This rate cannot rise above    0    .52%,
and it drops as total assets under management increase.
For October 1997, the group fee rate was    0.2941    %. The
individual fund fee rate is 0.45% for each fund.
   The basic fee rate for Diversified     International    Fund,
International Value Fund, and Overseas Fund for the fiscal year ended October 31, 1997 was 0.74%, 0.75% and 0.75%, respectively.
THE PERFORMANCE ADJUSTMENT rate is calculated monthly by comparing Diversified International Fund's, International Value Fund's, and Overseas Fund's performance to that of its benchmark index over the
performance period.    For Diversified     International    Fund and
Overseas Fund t    he performance period is the most recent 36-month
period.    For International Value Fund, the performance period began on December 1, 1994 and will eventually include 36 months. The
performance adjustment took effect in November 1995.     The
difference is translated into a dollar amount that is added to or subtracted from the basic fee. The maximum annualized performance
adjustment rate is    (plus/minus)    0.20%    of a fund's average net
assets over the performance period    .
The total management fee rate for the fiscal year ended October 1997 is outlined in the following chart.
FUND                                   MANAGEMENT
                                       FEE

   INTERNATIONAL GROWTH & INCOME          0.75%

DIVERSIFIED INTERNATIONAL                 0.83    %

INTERNATIONAL VALUE                       0.85    %

OVERSEAS                                  0.84    %

   WORLDWIDE                              0.75%

FMR HAS SUB-ADVISORY AGREEMENTS with four affiliates: FMR U.K., FMR Far East, FIJ, and FIIA. FIIA in turn has a sub-advisory agreement with FIIA(U.K.)L. FMR U.K. focuses on issuers based in Europe. FMR Far East focuses on issuers based in Asia and the Pacific Basin. FIJ focuses on issuers based in Japan and elsewhere around the world. FIIA focuses on issuers based in Hong Kong, Australia, New Zealand, and Southeast Asia (other than Japan). FIIA(U.K.)L focuses on issuers based in the United Kingdom and Europe.
The sub-advisers are compensated for providing investment research and advice. FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services. FMR pays FIJ and FIIA 30% of its management fee associated with investments for which the sub-adviser provided investment advice. FIIA pays FIIA(U.K.)L a fee equal to 110% of the cost of providing these services.
The sub-advisers may also provide investment management services. In return, FMR pays FMR U.K., FMR Far East, FIJ, and FIIA a fee equal to 50% of its management fee rate with respect to a fund's investments that the sub-adviser manages on a discretionary basis. FIIA pays FIIA(U.K.)L a fee equal to 110% of the cost of providing these services.
OTHER EXPENSES
While the management fee is a significant component of the funds' annual operating costs, the funds have other expenses as well.
The funds contract with FSC to perform transfer agency, dividend disbursing, shareholder servicing, and accounting functions. These services include processing shareholder transactions, valuing each fund's investments, handling securities loans for each fund, and calculating each fund's share price and dividends.
For the fiscal year ended October 1997, transfer agency and pricing and bookkeeping fees paid (as a percentage of average net assets) amounted to the following.
                                TRANSFER AGENCY AND
                                PRICING AND BOOKKEEPING FEES
                                PAID BY FUND

INTERNATIONAL GROWTH & INCOME       0.34    %

DIVERSIFIED INTERNATIONAL           0.33    %

INTERNATIONAL VALUE                 0.32    %

OVERSEAS                            0.31    %

WORLDWIDE                           0.34    %

Each fund also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by a fund to reduce that fund's custodian or transfer agent fees.
Each fund has adopted a DISTRIBUTION AND SERVICE PLAN. Each plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares. Currently, the Board of Trustees has not authorized such payments.
For the fiscal year ended October 1997, each fund's portfolio turnover rate is outlined in the table below. These rates vary from year to year.
FUND                            TURNOVER

INTERNATIONAL GROWTH & INCOME      70    %

DIVERSIFIED INTERNATIONAL          81    %

INTERNATIONAL VALUE                86    %

OVERSEAS                           68    %

WORLDWIDE                          85    %

(null)Doing Business with Fidelity
Fidelity Investments was established in 1946 to manage one of
America's first
mutual funds. Today, Fidelity is the largest mutual fund company in the country,
and is known as an innovative provider of high-quality financial services to
individuals and institutions.
In addition to its mutual fund business, the company operates one of
America's
leading discount brokerage firms, FBSI. Fidelity is also a leader in providing
tax-sheltered retirement plans for individuals investing on their own or through
their employer.
Fidelity is committed to providing investors with practical
information to
make investment decisions. Based in Boston, Fidelity provides customers with
complete service 24 hours a day, 365 days a year, through a network of telephone
service centers around the country.
To reach Fidelity for general information, call these numbers:
S For mutual funds, 1-800-544-8888
S For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has
over 80 walk-in Investor Centers across the country.
(null)Types of Accounts
You may set up an account directly in a fund or, if you own or intend to purchase
individual securities as part of your total investment portfolio, you may consider
investing in a fund through a brokerage account.
You may purchase or sell shares of the funds through an investment professional,
including a broker, who may charge you a transaction fee for this service.
If you invest through FBSI, another financial institution, or an investment
professional, read their program materials for any special provisions, additional
service features or fees that may apply to your investment in a fund.
Certain
features of the fund, such as the minimum initial or subsequent investment
amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed
in the table that follows.
Fidelity Facts
Fidelity offers the broadest selection of mutual funds
in the world.
w Number of Fidelity mutual funds: over 227
w Assets in Fidelity mutual funds: over $510 billion
w Number of shareholder accounts: over 33 million
w Number of investment analysts and portfolio managers: over 275
3

The account guidelines that follow may not apply to certain retirement accounts.
If you are investing through a retirement account or if your employer offers
the funds through a retirement program, you may be subject to additional fees.
For more information, please refer to your program materials, contact your
employer, or call your retirement benefits number or Fidelity directly, as
appropriate.
Ways to Set Up Your Account
Individual or Joint Tenant
For your general investment needs
Individual accounts are owned by one person. Joint accounts can have two or
more owners (tenants).
Retirement
To shelter your retirement savings from taxes
 Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special
applications and
typically have lower minimums.
 Individual Retirement Accounts (IRAs) allow anyone of legal age and under 70 with earned income to invest up to $2,000 per tax year. Individuals can also invest in a spouse's
IRA if
the spouse has earned income of less than $250.
 Rollover IRAs retain special tax advantages for certain distributions from employer-sponsored retirement plans.
 Keogh or Corporate Profit Sharing and Money Purchase Pension Plans allow self-employed individuals or small business owners (and their employees) to make tax-deductible contributions for themselves and any eligible employees up to $30,000 per year.
 Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but
with fewer administrative requirements.
 SIMPLE IRAs provide small business owners and those with
self-employed
income (and their eligible employees) with many of the advantages of a
401(k)
plan, but with fewer administrative requirements.
 403(b) Custodial Accounts are available to employees of most tax-exempt institutions, including schools, hospitals, and other charitable organizations.
 401(k) Programs allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established
by the trustee of the plan.
Gifts or Transfers to a Minor (UGMA, UTMA)
To invest for a child's education or other future needs
These custodial accounts provide a way to give money to a child and obtain
tax benefits. An individual can give up to $10,000 a year per child without
paying federal gift tax. Depending on state laws, you can set up a custodial
account under the Uniform Gifts to Minors Act (UGMA) or the Uniform
Transfers
to Minors Act (UTMA).
Trust
For money being invested by a trust
The trust must be established before an account can be opened. Business or Organization
For investment needs of corporations, associations, partnerships, or other
groups
Requires a special application.
(null)How to Buy Shares
The price to buy one share of each fund is the fund's net asset value per share
(NAV). Each fund's shares are sold without a sales charge.
Your shares will be purchased at the next NAV calculated after your investment
is received in proper form. Each fund's NAV is normally calculated each business
day at 4:00 p.m. Eastern time.
If you are new to Fidelity, complete and sign an account application and mail it along with your check.
You may also open your account in person or by wire as described on page 39.
If there is no application accompanying this prospectus, call
1-800-544-8888.
If you already have money invested in a Fidelity fund, you can:
S Mail in an application with a check, or
S Open your account by exchanging from another Fidelity fund.
If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call
1-800-544-8888
for more information and a retirement application.
If you buy shares by check or Fidelity Money LineR, and then sell those shares
by any method other than by exchange to another Fidelity fund, the payment
may be delayed for up to seven business days to ensure that your previous investment has cleared.
Minimum Investments
To Open an Account  $2,500
For Fidelity IRA, Rollover IRA, SEP-IRA and Keogh accounts  $500
To Add to an Account  $250
For Fidelity IRA, Rollover IRA, SEP-IRA and Keogh accounts $250 Through regular investment plans* $100
Minimum Balance $2,000
For Fidelity IRA, Rollover IRA, SEP-IRA and Keogh accounts $500
*For more information about regular investment plans, please refer to "Investor
Services," page 41.
These minimums may vary for investments through Fidelity Portfolio
Advisory
Services or a Fidelity Payroll Deduction Program account in Worldwide. There is no minimum account balance or initial or subsequent investment minimum for certain retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from Fidelity retirement accounts. Refer to the program materials for details.
(null)(null)Key Information

Phone 1-800-544-7777
S To open an account, exchange from another Fidelity fund account with the same registration, including name, address, and taxpayer ID number.
S To add to an account, exchange from another Fidelity fund account with the same registration, including name, address, and taxpayer ID number. You can also use Fidelity Money Line to transfer from your bank account. Call before your first use to verify that this service is in place on your account. Maximum
Money Line: $100,000.

Mail
S To open an account, complete and sign the application. Make your check payable to the complete name of the fund. Mail to the address indicated on the application.
S To add to an account, make your check payable to the complete name of the fund.
Indicate your fund account number on your check and mail to the address printed on your account statement.
S Exchange by mail: Call 1-800-544-6666 for instructions.

In Person
S To open an account, bring your application and check to a Fidelity
Investor
Center. Call 1-800-544-9797 for the center nearest you.
S To add to an account, bring your check to a Fidelity Investor
Center. Call
1-800-544-9797 for the center nearest you.

(null)(null)Wire
Not available for retirement accounts.
S To open an account, call 1-800-544-7777 to set up your account and to arrange a wire transaction. Wire within 24 hours to the wire address below. Specify the complete name of the fund and include your new account number and your name.
S To add to an account, wire to the wire address below. Specify the complete name of the fund and include your account number and your name.
S Wire address: Bankers Trust Company, Bank Routing #021001033, Account # 00163053.

Automatically
New accounts cannot be opened with these services.
S Use Fidelity Automatic Account Builder. Sign up for these services when opening your account, or call 1-800-544-6666 to add to it.



 TDD - Service for the Deaf and Hearing-Impaired: 1-800-544-0118
(null)How to Sell Shares
You can arrange to take money out of your fund account at any time by selling
(redeeming) some or all of your shares.
The price to sell one share of each fund is the fund's NAV.
Your shares will be sold at the next NAV calculated after your order is received in proper form. Each fund's NAV is normally calculated each business day at
4:00 p.m. Eastern time.
To sell shares in a non-retirement account, you may use any of the methods described on these two pages.
To sell shares in a Fidelity retirement account, your request must be made in writing, except for exchanges to other Fidelity funds, which can be requested by phone or in writing. Call 1-800-544-6666 for a retirement distribution form.
If you are selling some but not all of your shares, leave at least $2,000 worth of shares in the account to keep it open ($500 for retirement accounts).
To sell shares by bank wire or Fidelity Money Line, you will need to sign up for these services in advance.
Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
S You wish to redeem more than $100,000 worth of shares, S Your account registration has changed within the last 30 days, S The check is being mailed to a different address than the one on your account
(record address),
S The check is being made payable to someone other than the account owner, or
S The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker
(including
Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association.
A notary public cannot provide a signature guarantee.
Selling Shares in Writing
Write a "letter of instruction" with:
S Your name,
S The fund's name,
S Your fund account number,
S The dollar amount or number of shares to be redeemed, and S Any other applicable requirements listed in the table that follows. Unless otherwise instructed, Fidelity will send a check to the record address.
Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
Fees and Key Information

Phone 1-800-544-7777
All account types except retirement
S Maximum check request: $100,000.
S For Money Line transfers to your bank account; minimum: $10;
maximum: $100,000.
All account types
S You may exchange to other Fidelity funds if both accounts are registered with the same name(s), address, and taxpayer ID number.


Mail or in Person
Individual, Joint Tenants, Sole Proprietorships, UGMA, UTMA
S The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.
Retirement accounts
S The account owner should complete a retirement distribution form. Call 1-800-544-6666 to request one.
Trusts
S The trustee must sign the letter indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.
Businesses or Organizations
S At least one person authorized by corporate resolution to act on the account must sign the letter.
S Include a corporate resolution with corporate seal or a signature guarantee.
Executors, Administrators, Conservators, Guardians
S Call 1-800-544-6666 for instructions.


Wire
All account types except retirement
S You must sign up for the wire feature before using it. To verify that it is in place, call 1-800-544-6666. Minimum wire: $5,000.
S Your wire redemption request must be received in proper form by Fidelity before
4:00 p.m. Eastern time for money to be wired on the next business day.


 TDD - Service for the Deaf and Hearing-Impaired: 1-800-544-0118
(null)Investor Services
Fidelity provides a variety of services to help you manage your account.
Information Services
Fidelity's telephone representatives are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
Statements and reports that Fidelity sends to you include the following:
S Confirmation statements (after every transaction, except
reinvestments, that
affects your account balance or your account registration)
S Account statements (quarterly)
S Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses
will be mailed to your household, even if you have more than one account in
the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information.
Transaction Services
Exchange privilege. You may sell your fund shares and buy shares of other Fidelity funds by telephone or in writing.
Note that exchanges out of a fund are limited to four per calendar year, and
that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a
shareholder's exchange
privilege may be suspended or revoked, see page 44.
Systematic withdrawal plans let you set up periodic redemptions from your account.
Fidelity Money Liner enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your
call.
24-Hour Service
Account Assistance 1-800-544-6666
Account Transactions 1-800-544-7777
Product Information 1-800-544-8888
Retirement Account Assistance 1-800-544-4774
TouchTone XpressSM 1-800-544-5555
 Automated service
3

Regular Investment Plans
One easy way to pursue your financial goals is to invest money regularly. Fidelity
offers convenient services that let you transfer money into your fund account,
or between fund accounts, automatically. While regular investment plans do
not guarantee a profit and will not protect you against loss in a declining
market, they can be an excellent way to invest for retirement, a home, educational
expenses, and other long-term financial goals. Certain restrictions apply for
retirement accounts. Call 1-800-544-6666 for more information.
Regular Investment Plans
Fidelity Automatic Account BuilderSM
To move money from your bank account to a Fidelity fund
Minimum
$100
Frequency
Monthly or quarterly
Setting up or changing
S For a new account, complete the appropriate section on the fund application.
S For existing accounts, call 1-800-544-6666 for an application.
S To change the amount or frequency of your investment, call
1-800-544-6666 at
least three business days prior to your next scheduled investment date.
Direct Deposit
To send all or a portion of your paycheck or government check to a
Fidelity
fundA
Minimum
$100
Frequency
Every pay period
Setting up or changing
S Check the appropriate box on the fund application, or call
1-800-544-6666 for
an authorization form.
S Changes require a new authorization form.
Fidelity Automatic Exchange Service
To move money from a Fidelity money market fund to another Fidelity fund
Minimum
$100
Frequency
Monthly, bimonthly, quarterly, or annually
Setting up or changing
S To establish, call 1-800-544-6666 after both accounts are opened.
S To change the amount or frequency of your investment, call
1-800-544-6666.
A Because their share prices fluctuate, these funds may not be appropriate choices for direct deposit of your entire check.

   SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
Each fund distributes substantially all of its net income and capital gains to shareholders each year. Normally, dividends and capital gains are distributed in December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. Each fund offers four options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.
FOR RETIREMENT ACCOUNTS, all distributions are automatically reinvested. When you are over 59 years old, you can receive distributions in cash.
When a fund deducts a distribution from its NAV, the reinvestment price is the fund's NAV at the close of business that day. Cash distribution checks will be mailed within seven days.
TAXES
As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.
TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, each fund's income and short-term capital gains are distributed as dividends and taxed as ordinary income; capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the tax characterization of distributions paid to you in the previous year.
TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of a fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when a fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.

UNDERSTANDING DISTRIBUTIONS
As a fund shareholder, you are entitled to your share of the fund's net income and gains on its investments. The fund passes its earnings along to its investors as DISTRIBUTIONS.
Each fund earns dividends from stocks and interest from bond, money market, and other investments. These are passed along as DIVIDEND DISTRIBUTIONS. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as CAPITAL GAIN DISTRIBUTIONS.
(checkmark)
CURRENCY CONSIDERATIONS. If a fund's dividends exceed its taxable income in any year, which is sometimes the result of currency-related losses, all or a portion of the fund's dividends may be treated as a return of capital to shareholders for tax purposes. To minimize the risk of a return of capital, the funds may adjust their dividends to take currency fluctuations into account, which may cause the dividends to vary. Any return of capital will reduce the cost basis of your shares, which will result in a higher reported capital gain or a lower reported capital loss when you sell your shares. The statement you receive in January will specify if any distributions included a return of capital.
EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on a fund and its investments, and these taxes generally will reduce a fund's distributions. However, if you meet certain holding period requirements with respect to your fund shares, an offsetting tax credit may be available to you. If you do not meet such holding period requirements, you may still be entitled to a deduction for certain foreign taxes. In either case, your tax statement will show more taxable income or capital gains than were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment activity in some types of instruments.
TRANSACTION DETAILS
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. FSC normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.
EACH FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
Each fund's assets are valued primarily on the basis of market quotations. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available,or if the values have been materially affected by events occurring after the closing of a foreign market assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.
EACH FUND'S OFFERING PRICE (price to buy one share) is its NAV. Each fund's REDEMPTION PRICE (price to sell one share) is its NAV.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. Fidelity may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. Fidelity will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
EACH FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. Each fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.
    WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased at the next NAV calculated after your investment is received in proper form. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or its transfer agent has incurred.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at
the next NAV calculated after your order is received    in proper
form    . Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you. (small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) Each fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $2,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the funds without reimbursement from the funds. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you.
(small solid bullet)    Because excessive trading can hurt fund
performance and shareholders, each fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose
administrative fees of up to    1    .   00%     and trading fees of
up to 1.50%    of the amount exchanged    . Check each fund's
prospectus for details.
FIDELITY'S BROADLY DIVERSIFIED INTERNATIONAL EQUITY FUNDS
FIDELITY INTERNATIONAL GROWTH & INCOME FUND, FIDELITY DIVERSIFIED INTERNATIONAL FUND,
FIDELITY INTERNATIONAL VALUE FUND, FIDELITY OVERSEAS FUND AND FIDELITY WORLDWIDE FUND
FUNDS OF FIDELITY INVESTMENT TRUST
STATEMENT OF ADDITIONAL INFORMATION
December    30    , 1997
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the funds' current Prospectus
(dated December    30    , 1997). Please retain this document for
future reference. To obtain a free additional copy of the Prospectus and Annual Report, please call Fidelity at 1-800-544-8888.

TABLE OF CONTENTS                                                               PAGE



INVESTMENT POLICIES AND LIMITATIONS

SPECIAL CONSIDERATIONS AFFECTING EUROPE

SPECIAL CONSIDERATIONS AFFECTING JAPAN, THE PACIFIC BASIN, AND SOUTHEAST ASIA

SPECIAL CONSIDERATIONS AFFECTING CANADA

SPECIAL CONSIDERATIONS AFFECTING LATIN AMERICA

SPECIAL CONSIDERATIONS AFFECTING AFRICA

SPECIAL CONSIDERATIONS AFFECTING THE RUSSIAN FEDERATION

PORTFOLIO TRANSACTIONS

VALUATION

PERFORMANCE

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

DISTRIBUTIONS AND TAXES

FMR

TRUSTEES AND OFFICERS

MANAGEMENT CONTRACTS

DISTRIBUTION AND SERVICE PLANS

CONTRACTS WITH FMR AFFILIATES

DESCRIPTION OF THE TRUST

FINANCIAL STATEMENTS

APPENDIX


INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc. (FMR U.K.)
Fidelity Management & Research (Far East) Inc. (FMR Far East)
Fidelity International Investment Advisors (FIIA)
Fidelity International Investment Advisors (U.K.) Limited
(FIIA(U.K.)L)
Fidelity Investments Japan Ltd. (FIJ)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
Fidelity Service Company, Inc. (FSC)
IBD-ptb-1297
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940
Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
INVESTMENT LIMITATIONS OF INTERNATIONAL GROWTH & INCOME FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others (except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);
(5) purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States or its agencies or instrumentalities, or by foreign governments or their political subdivisions, or by supranational organizations) if, as a result, more than 25% of the fund's total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of debt securities or to repurchase agreements).
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements).
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page .
INVESTMENT POLICIES AND LIMITATIONS OF DIVERSIFIED INTERNATIONAL FUND THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
   (iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
   (v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments to the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
   (vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page .
INVESTMENT LIMITATIONS OF INTERNATIONAL VALUE FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, not withstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements).
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the fund.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page .
INVESTMENT LIMITATIONS OF OVERSEAS FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of debt securities or to repurchase agreements).
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements).
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page .
INVESTMENT LIMITATIONS OF WORLDWIDE FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others (except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of debt securities or to repurchase agreements).
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements).
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page .
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the Investment Company Act of 1940. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission
(SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
ASSET-BACKED SECURITIES. Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend upon payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.
CLOSED-END INVESTMENT COMPANIES. Each fund may purchase the shares of closed-end investment companies to facilitate investment in certain countries. Shares of closed-end investment companies may trade at a premium or a discount to their net asset value.
   EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.
   Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
   It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets (OTC) located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.
   Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and it also may be difficult for an investor to enforce its legal rights in foreign countries.
   Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
   American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
   The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risk of nationalization of businesses, restrictions on foreign ownership or prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times.
FOREIGN CURRENCY TRANSACTIONS. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A fund may use currency forward contracts for any purpose consistent with its investment objective.
The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.
Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, a fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.
Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times. FOREIGN REPURCHASE AGREEMENTS. Foreign repurchase agreements may include agreements to purchase and sell foreign securities in exchange for fixed U.S. dollar amounts, or in exchange for specified amounts of foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.
FUNDS' RIGHTS AS A SHAREHOLDER. The funds do not intend to direct or administer the day-to-day operations of any company. Each fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities that a fund may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.
FUTURES AND OPTIONS. The following sections pertain to futures and options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The funds will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS. A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. The funds may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which they typically invest, which involves a risk that the options or futures position will not track the performance of a fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS. When a fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
   The fund may invest in futures based on such indexes as the CAC 40 (France), DAX 30 (Germany), EuroTop 100 (Europe), IBEX (Spain), FTSE 100 (United Kingdom), All Ordinary (Australia), Hang Seng (Hong Kong), and Nikkei 225, Nikkei 300 and TOPIX (Japan).
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
   Although futures exchanges generally operate similarly in the U.S. and abroad, foreign futures exchanges may follow different trading, settlement and margin procedures than U.S. exchanges do. Futures contracts traded outside the United States may involve greater risk of loss than U.S.-traded contracts, including potentially greater risks of losses due to insolvency of a futures broker, exchange member or other party that may owe initial or variation margin to a fund. LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Each fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The funds intend to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.
In addition, each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the funds' investments in futures contracts and options, and the funds' policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The funds may purchase and sell currency futures and may purchase and write currency options to increase or decrease their exposure to different foreign currencies. A fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the funds greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium it paid. If the fund exercises the option, it completes the sale of the underlying instrument at the strike price. A fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the fund will be required to make margin payments to an FCM as described above for futures contracts. A fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates a fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and
(5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by the funds to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also, FMR may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If through a change in values, net assets, or other circumstances, a fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.
INDEXED SECURITIES. Each fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies. Indexed securities may be more volatile than the underlying instruments.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, each fund has received permission to lend money to, and borrow money from, other funds advised by FMR or its affiliates. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
ISSUER LOCATION. FMR determines where an issuer or its principal business activities are located by looking at such factors as its country of organization, the primary trading market for its securities, and the location of its assets, personnel, sales, and earnings. The issuer of a security is considered to be located in a particular country if (1) the security is issued or guaranteed by the government of the country or any of its agencies, political subdivisions, or instrumentalities; (2) the security has its primary trading market in that country; or (3) the issuer is organized under the laws of that country, derives at least 50% of its revenues or profits from goods sold, investments made, or services performed in the country, or has at least 50% of its assets located in the country. LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to each fund's policies regarding the quality of debt securities.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If a fund does not receive scheduled interest or principal payments on such indebtedness, the fund's share price and yield could be adversely affected. Loans that are fully secured offer a fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a fund. For example, if a loan is foreclosed, the fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, each fund relies on FMR's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, each fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a fund were determined to be subject to the claims of the agent's general creditors, the fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Direct indebtedness purchased by each fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the fund to pay additional cash on demand. These commitments may have the effect of requiring the fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. Each fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.
Each fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see limitations (1) and (5). For purposes of these limitations, each fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between each fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries. LOWER-QUALITY DEBT SECURITIES. While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt securities and a fund's ability to dispose of these securities.
Since the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type held by a fund. In considering investments for the fund, FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer. Each fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders. REAL ESTATE-RELATED INSTRUMENTS include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. To protect the fund from the risk that the original seller will not fulfill its obligation, the securities are held in an account of the fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), it is each fund's current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by FMR. Such transactions may increase fluctuations in the market value of the fund's assets and may be viewed as a form of leverage. SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp.
Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk. FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in any security in which a fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
SHORT SALES "AGAINST THE BOX." A fund may sell securities short when it owns or has the right to obtain securities equivalent in kind or amount to the securities sold short. Such short sales are known as short sales "against the box." If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.
SHORT SALES. A fund may enter into short sales with respect to stocks underlying its convertible security holdings. For example, if FMR anticipates a decline in the price of the stock underlying a convertible security a fund holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. Each fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.
When a fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales. SOVEREIGN DEBT OBLIGATIONS. Each fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.
SWAP AGREEMENTS. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values , mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A fund is not limited to any particular form of swap agreement if FMR determines it is consistent with the fund's investment objective and policies.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. Each fund expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
Each fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.
WARRANTS. Warrants are securities that give a fund the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.
Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets if the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to expiration date. These factors can make warrants more speculative than other types of investments.
SPECIAL CONSIDERATIONS AFFECTING EUROPE
Europe can be divided into 2 categories of market development: the developed economies of Western Europe1, and the transition economies of Eastern Europe2. As a whole, Europe witnessed a slowdown in growth in 1996, down to 1.7% from its 1995 level of 2.5%. Inflation decreased to 4.6%, down from 5.1% in 1995. The weak growth performance in Germany had an effect on the region as a whole, largely due to the role Germany plays as a primary trading partner to most European countries.
In the west, GDP growth averaged 2.5%, unemployment 9.2% and inflation
6.8%   3    . Twelve of the countries enjoy both positive trade
balances and positive current accounts balances, while seven do not. Likewise, in the east growth averaged 3.1%, while inflation averaged 26%4. All countries save Bulgaria saw trade and current accounts deficits.
Stock market performance in the western countries was strong. Over 9100 firms, both foreign and domestic, are listed on the exchanges throughout the region. Total market capitalization in the west was over $9 trillion in 1996. Market capitalization totals grew over their 1995 levels on an average of 31%, with notable performances by Turkey and Greece, both growing by almost 50%. Trading value turnover increased in all countries save Austria and Ireland, and the average increase across the region was 29%.
The European Union (EU) consists of 15 countries of western Europe:
Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, Sweden and the UK. The 6 founding countries first formed an economic community in the 1950's to bring down trade barriers such as taxes and quotas, to eliminate technical restrictions such as special standards and regulations for foreigners, and coordinate various industrial policies, such as agriculture. The group has admitted new members in the 1970's and most recently in 1995 when Austria, Finland and Sweden joined. By that time the community had changed its legal status to the European Union (EU) and reaffirmed their goal of creating a single, unified market that would, at 372.6 million people, be the largest in the developed world. The notion is to create a union through which goods, people, and capital could move freely. A second component of the EU is the creation of a single currency to replace each of the member countries' domestic currencies. In preparation for the creation of this currency, to be called the Euro, the Exchange Rate Mechanism
(ERM) was established to keep the various national currencies with a pre-specified value relative to each other. In 1999 there is planned the establishment of the Economic and Monetary Union (EMU), as set forth by the Maastricht Treaty. At this point the Euro will be introduced and those countries which both qualify and desire to join will join. Beyond 1999 there will be opportunities for new countries to join the EMU.
The year 1997 is significant for members of the EU as it is the initial reference year for evaluating debt levels and deficits within the criteria set forth by the Maastricht treaty. Specifically, the Maastricht criteria includes, amongst other indicators, an inflation rate below 3.3%, a public debt below 60% of GDP, and a deficit of 3% or less of GDP. Failure to meet the Maastricht levels could delay the realization of EMU by 1999. Many political battles are currently being waged over the issue of how much debt and deficit reducing policies should be undertaken. Pressure to increase fiscal spending is strong, particularly given the slow growth and high unemployment. Indeed, unemployment rates, which range from 3.2% in Luxembourg to 22% in Spain and which average 9.9%, are currently seen as the biggest threats to EMU.
In 1996, the EU averaged a 6.85% inflation rate, a 75.98% government debt, and a 3.62% budget deficit. Only three countries meet the necessary debt levels, four countries meet the required deficit levels, and only 1 meets both (Luxembourg). Broadly speaking, the success of left of center parties in recent elections in various countries is a signal that citizens and at least some politicians are now more hesitant to move rapidly toward EMU.
Many foreign and domestic firms are establishing themselves or increasing their activity in Europe in anticipation of the unified single market. Clear, confident signals of what a diverse, multi-industrial, unified market under a single currency could look like have been the impetus for increases in market activity, corporate development and mergers and acquisitions. A successful EMU could prove be an engine for sustained growth.
Nevertheless, much discussion of liberalizing the Maastricht criteria is coming about as 1999 approaches and the prospects of achieving a successful implementation of the EMU is seen by many as slim. Should this happen, the political ramifications and the strength of the EMU would become unpredictable, as many politicians have staked their credibility on meeting the EMU deadline.
In the meantime, the expansion of the EU to include other countries in western and Eastern Europe serves as a strong political impetus for many governments to employ tight fiscal and monetary policies. Particularly for the eastern European countries, aspirations to join the EU are likely to push governments to act decisively. At the same time, there could become an increasingly obvious gap between rich and poor both within the aspiring countries and also between those countries who are close to meeting membership criteria and those who are not. Realigning traditional alliances could result in altering trading relationships and potentially provoking divisive socio-economic splits.
The economies of the east are embarking on the transition from communism at different paces with appropriately different characteristics. War torn Croatia's economy crossed firmly into positive growth levels for the first time since it split from Yugoslavia while the rapidly developing Polish and Czech economies continued their strong advance, responded to rising levels of investment, domestic consumption, exchange rate stability, and export growth. To be sure, one country's recipe for success is unique from all other countries. Inflation and unemployment levels differ widely, and the search for a `transition strategy' remains confined to the dictates of local conditions.
In some countries, such as Albania and Romania, political events and policy failures severely hindered economic recovery. In others, such as Serbia, extreme political events prevent the gathering of accurate macroeconomic data. Politically, what separates these countries from the rest is not that they have relied on the leadership of former communists, but that these politicians have continued to reject the libertarian economic principles that their counterparts in other eastern countries have been implementing. Part of this rejection includes the failure to establish an effective and legitimate legal infrastructure. This position isolates these countries from both the west and their multinational organizations.
For the more developed eastern economies, partnership with western institutions such as the EU and NATO serve as incentives to balance the demands of the citizens with fiscal austerity. As relationships develop and confidence rises, investment in these economies increases. In the east established stock markets now exist in Bulgaria, Croatia, Czech Republic, Hungary, Poland, Slovenia and Slovakia. Over 330 firms are listed on the various exchanges, and in 1996 total market capitalization was $38.3 billion. This represents an average increase of 193% over 1995. Trading value turnover in 1996 went up 287% on average.
Strong sectors for these economies are mostly industrial such as automotives and machinery. Also strong are manufacturing sectors, chemicals and pharmaceuticals. Service industries are not extensively developed, but financial services are increasing. Natural resources, particularly oil and minerals, are weak.
As this region continues to develop, it is possible that the massive drops in output that followed the collapse of the Soviet Union are well behind and that for many economies a significant corner has been turned toward positive growth. Economies, which work to tie their future to an integrated, global economy, are likely to continue to receive the aid and investment from the west that has helped bring them along so far. Still, the key component of a successful transition for all of these countries is political commitment to support the civil institutions that will ultimately replace the monolithic welfare state. With 113 million people, diverse industry and an well-educated work force, Eastern Europe is a promising market.
REAL GDP ANNUAL RATE OF GROWTH (ANNUAL % CHANGE)
1996
DENMARK        1.8%

FRANCE         0.9%

GERMANY        1.3%

ITALY          0.8%

NETHERLANDS    2.2%

SPAIN          2.1%

SWITZERLAND    0.0%

UNITED         2.2%
KINGDOM

Source: The Economist. The LGT Guide to World Equity Markets 1997.
For national stock market index performance, please see the section on Performance beginning on page .
1. Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, Turkey, United Kingdom.
2. Albania, Bulgaria, Croatia, Czech Republic, Estonia, Hungary, Latvia, Lithuania, Poland, Romania, Slovakia and Slovenia.
3. This average inflation rate includes the exceptionally high rate in Turkey (86.0%). Without this outlier, inflation across the region averaged 2.4%.
4. This average inflation rate includes the exceptionally high rate in Bulgaria (125.0%). Without this outlier, inflation across the region averaged 17.0%.
SPECIAL CONSIDERATIONS AFFECTING JAPAN, THE PACIFIC BASIN, AND
SOUTHEAST ASIA
Asia has undergone an impressive economic transformation in the past decade. Many developing economies, utilizing massive foreign investments, established themselves as inexpensive producers of manufactured and re-manufactured consumer goods for export. As household incomes rose, birth was given to rising middle classes, stimulating domestic consumption. More recently, large projects in infrastructure and energy resource development have been undertaken, again utilizing cheap labor, foreign investment, and a business friendly regulatory environment. During the course of development, governments, which are democratic, at least in a formal sense, fought to maintain the stability and control necessary to attract investment and provide labor. Subsequently, Asian countries today are coming under increasing, if inconsistent, pressure from western governments regarding human rights practices.
GDP growth in Asia increased in 1996 to 4.9% over its 1995 level of 3.2%. It is the fastest growing region of the world, with China leading the way at 9.1%. Of the 20 fastest growing economies in the world, half of them are in Asia. Inflation in 1996 was reduced to 2.6%, down from 3.0% the previous year. Nevertheless it is a significant concern given the areas high levels of domestic consumption and capital inflows.
Manufacturing exports declined significantly in 1996, due to drops in demand, increased competition, and also strong US dollar performance. This is particularly true of electronics, a critical industry for several Asian economies. Declines in exports reveal how much of the recent growth in these countries is dependent on their trading partners. Many Asian exports are priced in dollars, while the majority of its imports are paid for in local currencies. A stable exchange rate between the dollar and other Asian currencies is important to Asian trade balances.
Despite the impressive economic growth experienced by Asia's emerging economies, currency and economic concerns have recently roiled these markets. Over the summer of 1997, a plunge in Thailand's currency set off a wave of currency depreciations throughout South and Southeast Asia. The Thai crisis was brought on by the country's failure to take steps to curb its current-account deficit, reduce short-term foreign borrowing and strengthen its troubled banking industry, which was burdened by speculative property loans. Most of the area's stock markets tumbled in reaction to these events. Investors were heavy sellers as they became increasingly concerned that other countries in the region, faced with similar problems, would have to allow their
currencies to weaken further or take steps that would chok   e     off
economic growth and erode company profits. For U.S. investors, the impact of the market declines were further exacerbated by the effect of the decline in the value of their local currencies versus the U.S. dollar.
JAPAN. A country of 126 million with a labor force of 64 million people, Japan is renowned as the preeminent economic miracle of the post war era. Fueled by public investment, protectionist trade policies, and innovative management styles, the Japanese economy has transformed itself since the war into the world's second largest economy. An island nation with limited natural resources, Japan has developed a strong heavy industrial sector and is highly dependent on international trade. Strong domestic industries are automotive, electronics, and metals. Needed imports revolve around raw materials such as oil, forest products, and iron ore. Subsequently, Japan is sensitive to fluctuations in commodity prices. With only 19% of its land suitable for cultivation, the agricultural industry is small and largely protected. While the U.S. is Japan's largest single trading partner, close to half of Japan's trade is conducted with developing nations, almost all of which are in southeast Asia. Investment patterns generally mirror these trade relationships. Japan has over $100 billion of direct investment in the United States.
The Tokyo Stock Exchange (TSE) is the largest of eight exchanges in Japan. The exchanges divide the market for domestic stocks into two sections, with larger companies assigned to the first section and newly listed or smaller companies assigned to the second. In 1996, 1,833 firms were listed on the TSE, 96% of which were domestic. Some believe that the TSE has a tendency to be strongly influenced by the performance of a small circle of large cap firms that dominate the market. The two key indexes are the Tokyo Stock Price Index (TOPIX) and the Nikkei. In 1996, TSE performance was lackluster, with the TOPIX down about 7%.
CHINA AND HONG KONG. China is one of the world's last remaining communist systems, and the only one that appears poised to endure due to its measured embrace of capitalist institutions. It is the world's most populous nation, with 1.3 billion people creating a work force of 630 million. Today's Chinese economy, roughly separated between the largely agricultural interior provinces and the more industrialized coastal and southern provinces, has its roots in the reforms of the recently deceased communist leader Deng Xiaoping. Originally an orthodox communist system, China undertook economic reforms in 1978 by providing broad autonomy to certain industries and establishing special economic zones (SEZ's) to attract foreign investment (FDI). Attracted to low labor costs and favorable government policies, investment flowed from many sources, with Hong Kong, Taiwan, and the United States leading the way. Most of the investment, totaling $37 billion by the end of 1995, has located in the southern provinces, establishing manufacturing facilities to process goods for re-export. The result has been a steadily high level of real GDP growth, averaging 11.35% per year so far this decade. With this growth has come a doubling of total consumption, a tripling of real incomes for many workers, and a reduction in the number of people living in absolute poverty from 270 to 100 million. Today there is a market of more that 80 million who are now able to afford middle class western goods.
China has two stock exchanges that are set up to accommodate foreign investment, in Shenzhen and in Shanghai. In both cases, foreign trading is limited to a special class of shares (Class B) which was created for that purpose. Only foreign investors may own Class B shares, but the government must approve sales of Class B shares among foreign investors. As of December 1996, there were 42 companies with Class B shares on the two exchanges, for a total Class B market capitalization of U.S. $4.7 billion.
AUSTRALIA. Australia is a 3 million sq. mile continent (about the size of the 48 continental United States) with a predominantly European ethnic population of 18.2 million people. A member of the British Commonwealth, its government is a democratic, federal-state system. The country has a western style capitalist economy with a work force of 9.2 million that is concentrated in services, mining, and agriculture. Australia's natural resources are bauxite, coal, iron ore, copper, tin, silver, uranium, nickel, tungsten, mineral sands, lead, zinc, diamonds, natural gas, and oil. Primary trading partners are the US, Japan, South Korea, New Zealand, UK and Germany. Imports revolve around machinery and high technology equipment, while exports are heavy in the agricultural and mineral products, making them sensitive to world commodity prices.
Historically, Australia's strong points were its agricultural and mining sectors. While this is still true to a large extent, the government managed to boost its manufacturing sector by undertaking protective measures in the 1970's and early 1980's. These have subsequently been liberalized in an effort to kindle growth in the industrial sector. Today's economy is more diverse, as manufactures' share of total exports is increasing. Part of the government's effort to make manufacturing more competitive was a floating of the Australian dollar in 1984, precipitating an initial depreciation, and a campaign to reduce taxes. Such reforms have attracted foreign investment, particularly in the transport and manufacturing sectors. Restrictions do exist on investment in certain areas as media, mining and some real estate. In 1995, cumulative US investment in Australia totaled more than $65 billion and accounted for 21% of total foreign investment.
GDP growth reached 3.6% in 1996; a steady increase over the days of the early 1990's which saw a recession. The recession was followed in 1992 by a jump in growth (from 0.4-2.8%), but this initial boost seems to have leveled off. The election of a new Liberal/National coalition government after 13 years of Labor rule has brought with it new efforts to cut public spending and eliminate the projected $6 billion. budget deficit. This step, coupled with a steady unemployment rate (8%), could slow down the recent ascent in growth.
Australia is fully integrated into the world economy, participating in GATT and also more regional trade associations such as the Asia and the Pacific Economic Cooperation (APEC) forum. Future growth could result from their movement towards regional economic liberalization, but a countervailing force is the reality that some export markets in Europe could be lost to continued European economic integration. INDONESIA. Indonesia is a country that encompasses over 17,000 islands on which live 195 million people. It is a mixed economy that balances free enterprise with significant government intervention. Deregulation policies, diversification of strong domestic sectors, and investment in infrastructure projects have all contributed to high levels of growth since the late 1980's. Indonesia's economy grew at 7.1% in 1996, the exact average if its performance for the current decade. Growth in the 1990's has been fairly steady, hovering between 6.5-7.5% for the most part, peaking at 8.1% in 1995. Moderate growth in investment, including public investment, and also in import growth, helped to slowdown GDP growth. Growth has been accompanied by moderately high levels of inflation, ranging from the recent high of 9.7% in 1993 to a low of 7.1%, as witnessed last year.
Indonesia is currently undergoing a diversification of the core of its economy. No longer strictly revolving around oil and textiles, it now gaining strength in high technology manufactures, such as electronics. Indonesia consistently runs a positive trade balance. Strong export performers are oil, gas, and textiles and apparel. Oil, once responsible for 80% of export revenues, now accounts for only 25%, an indication of how far other (mostly manufacturing and apparel) sectors have developed. Main imports are raw materials and capital goods.
In 1994 the country underwent deregulation measures which further boosted investment. By 1996, FDI levels dropped from the record high in 1995, and the trend was away from large projects including infrastructure to smaller more manageable projects. Many consider this a reflection of a desire to avoid the notoriously nepotism ridden bureaucracy.
The Indonesian government is strongly authoritarian. Treatment of political opponents, workers and ethnic minorities has put Indonesia in the world spotlight with criticism of its human rights practices. One source of outspoken popular discontent is the glaring discrepancy in income distribution, particularly across ethnic lines. World attention to the problems in Indonesia has given support to the various causes, but it does not seem to have had much impact on the government. Efforts to impose sanctions on the country by both federal and state level politicians in the US have so far proven unsuccessful, but are likely to continue to persist.
Politically, the ruling party, Golkar, faces frequent challenges from unofficially sanctioned opposition parties, but these efforts are effectively marginalized. The key political question in Indonesia is who will replace the aging ruler, President Suharto who, at 76, has been the county's only leader for over 30 years. His long tenure and the country's nascent democratic institutions leave the question of proper succession open. During his career he has amassed support from a directly appointed insider bureaucracy of political and business elites which features immediate members of his family. As well, he has relied strongly upon the army to provide the force necessary to contain social unrest. Which amongst these two institutions will emerge to replace Suharto is far from clear, and the surrounding intrigue could lead to some instability. As economic policies have been crafted to benefit Suharto's supporters in the business community, any deviation from Suharto's position would likely impact the economy. Additionally, a key ingredient to Indonesia's success has been their ability to contain social unrest. Maintaining this control, especially in the face of recently escalated tensions and political uncertainty, is an important anchor for economic performance. Proof of this is the Jakarta Stock Exchange's volatile reaction to riots in July 1995.
MALAYSIA. 1996 saw Malaysia's GDP growth slow to 8.3%, down from over 9% in 1994 and 1995. Inflation has been kept relatively low at 3.8%. Performance in 1996 avoided the economy's potential overheating as export growth, investment, and consumption all slowed. This helped to bring the current account deficit down by $1.7 billion to settle at approximately 6.0% of GDP.
A large part of Malaysia's recent growth is due to its manufacturing industries, particularly electronics and especially semiconductors. This has led to an increased reliance on imports; thus the economy is sensitive to shifts in foreign production and demand. This is particularly true regarding its main trading partners: the US, Japan, and Singapore. Such shifts were partly responsible for the slowdown in 1996. In addition, monetary policies to stem the threat of overheating were evident, but the country still needs massive public and private investment to finance several large infrastructure projects. Government industrial policy seeks investment to create more value added high technology manufacturing and service sectors in order to decrease the emphasis on low skilled manufacturing. Already US investors have invested over $9 billion, and most of this is in electronics and energy projects.
Unemployment remains extremely low (2.6%) and labor for completing the various projects is becoming costly, especially as industry has to go abroad to search for higher skilled workers. Wages have soared so high that Malaysia no longer qualifies for the special trading benefits that the US and the EU bestow upon developing nations. This could hurt exports. A further catch is that rapidly increasing wages could cause inflationary pressures, yet a shortage of labor could threaten development.
The political situation in Malaysia is stable and could possibly remain so up to and including the next election in the year 2000. SINGAPORE. Since achieving independence from the British in 1965, Singapore has repeatedly elected the People's Action Party (PAP) as their government. It is a party that is so consistent it has only offered up two prime ministers in this 32-year period. Elections in January 1997 returned the PAP to power, signaling satisfaction with their policy of close coordination with the private sector to stimulate investment. Typical policies include selective tax incentives, subsidies for R&D, and joint ventures with private firms. While the combination of consistent leadership and interventionist policies is sometimes seen as impeding civil liberties and laissez-faire economics, it has produced an attractive investment environment.
The Singapore economy is almost devoid of agriculture and natural resources, not surprising given the island nation's geographic size. Its strongest sector is manufacturing, particularly of electronics, machinery and petroleum and chemical products. They produce 45% of the world's computer disk drives. Major trading partners are Japan, Malaysia and the US.
The economic situation in Singapore registered a passable year in 1996. The regional trend toward slowed electronics exports made clear the country's strong reliance on this sector. GDP growth dropped from 8.8% to 6.5%, while inflation remained low (1.4%) and the current account balance maintained its large surplus. Property values have gone up recently, partially in response to uncertainty surrounding Hong Kong. Interest rates are consistently low, and wages high, leaving some at a loss to explain the repeatedly low inflation rate. SOUTH KOREA. South Korea is one of the more spectacular economic stories of the post war period. Coming out of a civil war in the mid-1950's the country found itself with a destroyed economy and boundaries that excluded most of the peninsula's mineral and industrial resources. It proceeded over the next 40 years to create a society that includes a highly skilled and educated labor force and an economy that exploited the large amounts of foreign aid given to it by the US and other countries. Exports of labor intensive products such as textile initially drove the economy, to be replaced later by heavy industries such as automobiles.
Hostile relations with North Korea dictate large expenditures on the military, and political uncertainty and potential famine in the north has put the south on high alert. Any kind of significant military effort could have multiple effects, both positive and negative, on the economy. South Korea's lack of natural resources put a premium on imported energy products, making the economy very sensitive to oil prices.
Since 1991, GDP growth has fluctuated widely between 5% and 9%, settling down at 6.8% last year. Currently the labor market is in need of restructuring, and its rigidity has hurt performance. Relations between labor and the large conglomerates, or Chaebols, could prove to be a significant influence on future growth. Inflation in the same period has been consistently dropping, save a brief rise in 1994, and finished the year at 4.5%. The country consistently runs trade deficits, and the current account deficit widened sharply in 1996, more than doubling to $19.3 billion. South Korea's strong domestic sectors are electronics, textiles and industrial machinery. Exports revolve around electronics, textiles, automobiles, steel and footwear, while imports focus on oil, food, chemicals and metals.
The stock market (Korea Stock Exchange) is currently undergoing liberalization to include more foreign participation, which was only first allowed in 1992, but the bond market remains off limits until 1999. Liberalization is in response to the KSE 1996 performance, which was down 18%. While the number of listed companies increased by 39 in 1996, total market capitalization fell 24% from its 1995 level.
THAILAND.        The political situation in Thailand is tenuous.
Democracy has a short history in the country, and power is alternatively obtained by the military, a non-elected bureaucratic elite, and democratically elected officials. The frequent transfers of power have generally gone without divisive, bloody conflicts, but there are bitter differences between the military and the political parties. Free elections in 1992 and again in 1995 have produced non-military democratic leaders from different parties, a healthy sign of party competition. While democratic institutions are stabilizing, the current government is under increasing pressure due to recent poor economic performance.
The Thai economy has witnessed a fundamental transition in recent years. Traditionally it was a strong producer of textiles, minerals and agricultural products, but more recently it has tried to build high tech export industries. This proved particularly fortuitous in the mid 1990's when flooding wiped out much of their traditional exports, but the newer industries remained strong, keeping the growth rate above 8%. (This level had been achieved through the 1990's, giving the economy a name as one of the fastest growing in the region.) The government has also taken steps toward reducing the influence of central planning, opening its market to foreigners and abandoning five-year plans. This restructuring is still underway, and the change can cause difficulty at times.
GDP growth slowed a bit last year to 7.2%, down from 8.6% in 1995. The current account deficit was 7.9% of GDP, and inflation was 5.8%, both considered high but steady and controllable results in line with recent years' performance. One cause for the slowdown was a decline in export growth as its manufacturing industry faces stiff competition from low priced competitors and its agriculture suffers drops in production. In 1996, Thailand's currency, the baht, was linked to a US dollar dominated basket, and monetary policy had remained tight to keep that link strong and avoid inflationary pressures.
The situation changed in early 1997, however, with the revelation of many bad bank loans and a bubbling of property prices due to over-investment. Many companies, faced with slowing exports, stopped servicing their debts. Many other firms have stayed alive only with infusions of public cash, and the government has been slow to let many property laden financial firms fail. The stock market has reacted strongly, dropping to new lows for the decade. Reluctant to float the baht, indeed promising that it wouldn't, the government relented in early July hoping to revive export and stock market growth. The subsequent devaluation (approximately 20% against the dollar in the first month) led to the need for a $16 billion loan coordinated by the IMF to shore up foreign reserves. Most of the loan came from neighboring countries led by Japan, indicating their desire to both protect their own investments in Thailand, and also mitigate the effect of the devaluation on their home currencies
The total impact of the entire situation is negative, particularly on inflation, unemployment and foreign debt. Significant turnover and a major gamble on the currency has put the government in a precarious position, especially given the fact that it is a six party coalition. Dissatisfaction amongst the military, always a political factor, is high.
   INDIA. Although India's economy has grown at an average rate of 7% over the past three years, growth has slowed to about 6% during 1997. Economic growth, which had been fueled by strong industrial and export sectors, slowed along with growth in these sectors. It is uncertain whether India will be able to sustain the high growth rates it experienced through 1996. Subsidies amount to almost 15% of GDP, while agriculture accounts for about 25%. In 1997, annual inflation has been approximately 3.8% down from about 6.6% the previous year. During 1997, the current account deficit has been roughly 1.2% of GDP, down from 1.5% in 1996. The exchange rate has been gradually devalued in the 1980's and 1990's, and could be devalued further. Beginning in 1992, industry, financial markets, and the country's trade have been gradually liberalized. Fifty-five percent of India's population is illiterate, roughly half live in poverty, and unemployment remains high.
   Since the dissolution of the Narasimha Rao government in early 1996, India has experienced several weak, coalition governments that have been unable to consolidate their position for an extended period. Partially as a result, economic reforms have proceeded slowly though gradually. Future changes in government could weaken or set back the reform process.
   India does not enjoy trouble-free relations with its neighbors. India and Pakistan have fought two wars since their independence in 1947 and have yet to resolve a continuing dispute over the status of the northern Indian state of Kashmir. Various Kashmiri separatist groups, Indian, and Pakistani military been involved in armed conflict within the state. Neither India nor Pakistan have signed the Comprehensive Nuclear Test Ban Treaty, which prohibits nuclear weapons testing. A border dispute with China and questions over the involvement of elements within India in the internal affairs of Sri Lanka also affect India's relations with these countries.
   PAKISTAN, BANGLADESH, AND SRI LANKA. The other, smaller South Asian countries of Pakistan, Bangladesh, and Sri Lanka share with India the challenges of reducing poverty and illiteracy and improving infrastructure and economic growth. While each of these countries has taken steps to liberalize their economies, their economies are far from mature, as are their legal and regulatory systems. In addition, because they have small and relatively less diversified economies and public markets, they are susceptible to external economic shocks, which may result in currency declines. Sri Lanka has been plagued by internal challenges to its security, while Pakistan has faced significant political infighting and instability. Bangladesh's largely agricultural economy is heavily dependent on the severity of the monsoons.
EMERGING MARKETS: ASIA
MARKET CAPITALIZATION IN U.S. DOLLARS
DECEMBER 1996
              BILLIONS:

INDIA          $ 132.97

INDONESIA       91.00

KOREA           138.91

MALAYSIA        322.00

PAKISTAN        11.75

PHILIPPINES     80.69

SINGAPORE       182.00

TAIWAN          274.00

THAILAND        95.92

Source: The Economist. The LGT Guide to World Equity Markets 1997. REAL GDP ANNUAL RATE OF GROWTH
(ANNUAL % CHANGE) 1996
CHINA          9.1%

HONG KONG      4.3%

INDIA          5.7%

INDONESIA      7.1%

JAPAN          3.9%

KOREA          6.8%

MALAYSIA       8.3%

PHILIPPINES    5.5%

SINGAPORE      6.5%

TAIWAN         5.8%

THAILAND       7.2%

Source: The Economist. The LGT Guide to World Equity Markets 1997.
For national stock market index performance, please see the section on Performance beginning on page .
SPECIAL CONSIDERATIONS AFFECTING CANADA
Canada is one of the richest nations in the world in terms of natural resources. Within this sector particularly strong commodities are forest products, mining and metals products, and agricultural products such as grains. Additionally, energy related products such as oil, gas and hydroelectricity are important components of their economy. Accordingly, the Canadian stock market is strongly represented by such basic materials stocks, and movements in the supply and demand of industrial materials, agriculture, and energy, both domestically and internationally, can have a strong effect on market performance. Canada is a confederation of 10 provinces with a parliamentary system of government. The area, the world's second largest nation by landmass, is inhabited by 30.2 million people, most of whom are decedents of France, the United Kingdom and indigenous peoples. The country has a work force of over 15 million, spread out over a variety of industries from trade, manufacturing, and mining to finance, construction and government. While the country has many institutions which closely parallel the US, such as a transparent stock market and similar accounting practices, it differs from the US in that it has an extensive social welfare system, much more akin to European welfare states.
The confederated structures combined with recent financial pressure on the federal government have pushed some provinces, Quebec in particular, to call for a reevaluation of the legal and financial relationships between the federal government in Ottawa and the provinces. This issue came to a head in 1995 with a referendum on Quebec sovereignty, which was ultimately won by Ottawa (50.56%-49.44%). The very narrow defeat of the referendum and the return of Bloc Quebecois to parliament with a lower but still substantial number of seats indicate that the issue is far from resolved. Accordingly, a large amount of the government's energy is spent considering new constitutional arrangements. In the meantime, markets react to the periodic escalations of separatist calls with caution.
The current government of the Liberal party was reelected in June 1997 with a clear majority of 155 of the 301 parliamentary seats. This is a drop in majority status during their previous government, during which they held 60% of the seats. Opposition is currently divided amongst 4 parties, none of which occupies more than 60 seats. The historical opposition to the Liberals, the Conservatives, has had to fight back onto the political stage after being marginalized in the 1993 elections. Reclaiming enough seats in 1997 to be restored to official status, the Conservatives currently hold 20 seats.
Economically, GDP growth in Canada was 1.5% in 1996, down from 2.3% in 1995. Driving growth was optimism in the government's stability and fiscal health following the Quebec referendum and the achievement of a current account surplus (which was subsequently lost, then regained in early 1997). Particularly strong market performers were financial services, real estate, utilities and merchandising. Consumer demand was strong in 1996, financed by borrowing.
The Bank of Canada is fairly independent from the government and has the latitude to manipulate interest rates to keep inflation within its self imposed target of less than 3%. The Canadian dollar has benefited from internal fiscal successes, specifically the balancing of the current account. Despite the strong link to the US dollar, the Bank of Canada won't automatically raise rates in response to US hikes.
The US is Canada's biggest trading partner, representing over 75% of total trade. Strong export industries are energy, mining and forest products. Canada is the largest energy supplier to the US. Main imports are industrial machinery and chemicals. The US is also Canada's largest foreign investor, responsible for 71% of all FDI in Canada (worth approximately $87 billion). Main targets for investment are metals and mining industries, energy, and finance.
Recently the Finance Ministry has kept demands for spending on social programs at bay in the name of eradicating the budget deficit. Once they feel this is firmly behind them, social spending could possibly resume.
Privatization programs, meeting gathering opposition from trade unions, interest groups and the general public, are slowly shrinking, with many large-scale services remaining public.
There are four primary securities exchanges in Canada: Toronto, Montreal, Vancouver, and Alberta. The Toronto and Montreal exchanges list the older, larger, more established firms. Combined, these two exchanges accounted for 95.2% of the total trading value in 1996. The Vancouver and Alberta exchanges list smaller, younger start up firms which tend to represent the natural resource sectors. In 1996 these two exchanges accounted for 4.8% of the total value of equity trading. SPECIAL CONSIDERATIONS AFFECTING LATIN AMERICA
Latin America represents one of the world's more advanced emerging markets. With a total population of 427 million and its abundant natural resources, the area is a prime trading partner for the US and Canada. In Latin America exports represent, on average, 16.6% of GDP. Strong export sectors are petroleum, manufactured goods, agricultural commodities such as coffee and beef, and metals and mining products. GDP growth in Latin America as a region was 3.4% in 1996, up from 0.1% in 1995. Recognizing the important role of international trade as a component of GDP, the countries of Latin America have formed strong regional trade organizations, notably MERCOSUR. Talk of extending NAFTA down through Latin America indicates some desire to tie the economies even closer to those of the north.
Politically, Latin American countries generally have strong presidential systems closely modeled on the US. Their transition to democracy, largely complete in most countries, nevertheless allows for a considerable military influence, reflecting the strong authoritarian leanings of a large portion of the population. The countries all enjoy good relations with the United States, with whom they cooperate on a range of non-economic matters, such as preservation of the environment and drug control. Monetarist minded governments were responsible for the successful staving off of contagion from the recent currency crisis in Mexico, increasing their stature in the eyes of most capital market participants.
ARGENTINA. Prior to 1989, Argentine politics were characterized by populist leaders, sometimes democratically elected and sometimes not, who ruled with the overt support of the military. Coups and outright military rule were not uncommon. Economic polices were highly protectionist, with significant barriers and restrictions on foreign trade and investment. Markets were highly regulated and the state was heavily involved in many industries. Inflation was routinely high and growth stagnant.
President Carlos Menem was first elected to office in 1989 and undertook a program of deregulation, liberalization and macroeconomic reform. The results have been positive. Growth in 1996 was 4.4%, up from -4.4% in 1995. Argentina's growth, averaging over 7% from 1991 to 1994, has been driven primarily by domestic consumption. In the wake of the Mexican currency crisis, however, banking liquidity has been restrained. While deposits have increased in reaction to peso stabilization, lending has not, putting downward pressure on consumer spending. The positive effect is that inflation, well over 150% at the beginning of the decade, was 0.4% in 1996. Still troublesome for Argentina is unemployment, quite high at 17%. Menem's economic liberalization policies have succeeded in attracting foreign investment. From the US alone, approximately $10 billion was invested by 1996. Investors have been most attracted to the telecommunications, finance, and energy sectors.
Argentina enjoys a positive trade balance. The export economy is heavily weighted toward agriculture, which represents 60% of the total value of all Argentine exports. Primary products are livestock, oilseeds, and grain. Argentina's single biggest trading partner is Brazil, and the US is the second. Primary imports are machinery, vehicles and chemicals.
The resignation of Economy Minister Domingo Cavallo in July 1996 was initially greeted with skepticism from the markets. Cavallo was widely recognized as the man responsible for ensuring the convertibility of the peso by pegging it to the dollar, a move which saved Argentina from the hyperinflation and continuous drops in output which could have followed from the Mexican crisis in 1994. Confidence was quickly restored, however, with the appointment of Roque Fernandez, who promptly reaffirmed commitment to Cavallo's plan and introduced further measures for fiscal stability.
Other objectives of the administration of the current President, Fernando Henrique Cardoso, are trade liberalization and privatization, but these efforts are sporadic and often stalled by special interests in the legislature. Some privatization efforts are performing well, particularly in the utilities sector. Utilities and telecommunications have been key draws for foreign investment, and foreign direct investment (FDI) is coming in at record levels. In 1996 the country received over $9.5 billion, with $2.4 billion coming from the US. Still, there are restrictions against investments in certain industries, such as metals and mining.
Similarly with trade liberalization, the government increased import restrictions in an effort to shrink the trade deficit and slow the growth of import consumption. This consumption was a main contributor to GDP growth in 1996, though growth was down 1% to 3.2%. Traditionally a primarily agricultural economy, a strong industrial sector has developed which produces metals, chemical, and manufactured consumer goods. Agriculture still plays a significant role, however, representing 11% of the GDP, 40% of exports and employing over 35% of the work force. Primary agricultural products are grains, coffee, and cattle. Regarding energy and utilities, the country is a leading producer of hydroelectric power, but they are dependent on imports for oil.
Presidential elections will be held in 1998. President Cardoso hopes to stand for re-election but currently is unable to, given a constitutional provision on term limits. Efforts to gather congressional support for constitutional reform, allowing Cardoso to stand, could result in a great deal of special interest concessions, translating into more public spending and horse-trading over fiscal reforms.
CHILE. Chile is a transition economy which has recently made great strides toward putting its authoritarian, statist, past behind itself. In all of Latin America, it is the country with the highest rates of growth. Averaging 7.3% so far this decade, GDP grew at 6.7% in 1996, down from 8.5% the previous year. Inflation has been steadily declining and is down over 15% in the last five years. Inflation in 1996 was 7.4%, a 0.8% drop over 1995. Unemployment in 1996 was 6.6%, particularly low for the Latin American region. Despite the fact that market capitalization fell $8 billion in 1996 to $64 billion, Chile is still considered to have one of the best performing stock markets in the region.
Chile has a strong, interventionist central bank which focuses more on the investment community than it does on the government. Active steps are taken to control demand and inflation. One example is the practice of restricting short-term flows of foreign capital through the country.
Interest rate hikes in 1996 are said to have restrained growth, but other factors include unfavorable weather conditions that hurt agricultural and hydroelectric power production. Mining and metals were strong performers in 1996. Of particular note was the strong showing of the country's copper industry.
Eduardo Frei is President and is due for reelection in 1999. President Frei has been trying to decentralize the government but encounters stiff opposition from the powerful trade unions. Also high on Frei's agenda is tax reform.
There is a considerable military component to political life in Chile. In the legislature there is strong representation by parties with authoritarian views. As part of the negotiated settlement with coup leader General Augusto Pinochet in 1990, the army chain of command ends with General Pinochet, not an elected official. Furthermore, certain seats are reserved in the Senate for appointed officials from the military. Pinochet must resign in 1998, and shortly thereafter the reserved Senate seats will fall open to election. There are constitutional reforms currently in progress further diminishing the role and influence of the military, and thus the political transition is still underway. A successful outcome requires that the military acquiesce as it is stripped of its political powers.
MEXICO. The Mexican economy recovered fairly well in 1996 from the currency crisis of December 1994 thanks in large part to growth in exports, peso stabilization, and massive financial assistance from the United States. Growth rebounded from its negative position of -6.2% in 1995 to reach 5.1% in 1996. The peso devaluation of 1994, prompted by mounting foreign debt, was effective in reducing the current account deficit from $30 billion to just over $1 billion, and it also pushed Mexico into a positive trade balance. The current account deficit increased in 1996 to $3.7 billion, but the trade surplus was maintained. Inflation jumped from 7% to over 50% in the year after the crisis, but was controlled in 1996, registering a drop to 28%. Inflation is the chief concern of the central bank, which takes active measures such as the setting of wage ceilings and manipulation of interest rates to control it. Domestic consumption is sluggish and has yet to return to pre-1994 levels, also contributing to the containment inflation.
The Mexican economy is very strong in manufacturing and natural resources, specifically oil. Manufacturing alone counts for 22% of the Mexican GDP and 21% of all urban employment. The economy is also very closely tied to the US, which is responsible for 60% of all foreign investment and with whom it conducts over 75% of all trade. Trade pacts such as the North American Free Trade Agreement further integrate the economies, giving the US strong incentives to provide assistance in times of crisis. NAFTA also enabled the recent recovery, given the ease with which it allows increases in exports and investment. The Mexican stock market listed 193 companies with total capitalization of $106 billion in 1996, a 17% rise over 1995. Internally, the various people of the Mexican states have recently experienced a great deal of dissatisfaction with their relationship to the federal government. Most notably, in Chiapas there have been armed uprisings by indigenous groups demanding further autonomy. While the rebellions have not strongly shaken financial markets, they serve as a reminder of the diversity of Mexico, of the vast socio-economic gaps between various peoples, and of the potential for such groups to demand the attention of both their government and the world. Politically, the landscape changed fundamentally in July 1997. The defeat of candidates from the Institutional Revolutionary Party (PRI) in legislative elections signaled the end of decades of one party rule. Citizens now have the confidence that their votes count and that the PRI is no longer invincible. Winning every presidential election since its founding in 1929, the PRI was the country's monolithic political machine, maintaining power through rigged elections and ruling in an environment rife with intrigue and corruption. Internal pressures including armed rebellion from domestic interest groups, extensive crises and scandals caused by intra-party rivalries and corruption, and deteriorating relationships with foreign countries over financial mismanagement and mutual social problems all contributed to the establishment of fully free and unfettered elections. The response from the Mexican people was clear. Though they took the most votes (39%) for the 500-member Lower House of congress, the PRI has lost their majority, and the President is now forced to accommodate the interests of the opposition parties. Market reaction to the new Mexican political world was positive. The IPC index, consisting of 35 of the most representative stocks on the Mexican Stock Exchange, rose 3.25% the day after the election. Further financial implications of the new landscape are as yet uncertain. Relevant considerations are the effect of the new configurations on government consensus and policy making, the demands of newly empowered groups on economic and other resources, the balance of power between the executive and the legislature, and the ability of the government to maintain law and order.
EMERGING MARKETS: LATIN AMERICA
MARKET CAPITALIZATION IN U.S. DOLLARS DECEMBER 1996
            BILLIONS:

ARGENTINA    $ 44.7

BRAZIL        429.3

CHILE         65.6

MEXICO        107.0

PERU          13.8

VENEZUELA     10.0

Source: The Economist, The LGT Guide to World Equity Markets, 1997
For national stock market index performance, please see the section on Performance beginning on page .
SPECIAL CONSIDERATIONS AFFECTING AFRICA
Africa is a highly diverse and politically unstable continent of over 50 countries and 720 million people. Much of this region has been beset by civil wars, coups and even genocidal warfare in recent years. Nevertheless, it is home to an abundance of natural resources, including natural gas, aluminum, crude oil, copper, iron, bauxite, cotton, diamonds and timber. Wealthier countries generally have strong connections to European partners, and evidence of these relationships is seen in the growing market capitalization and foreign investment. Economic performance is closely tied to world commodity markets, particularly oil, and also to agricultural conditions, such as drought.
Five African countries are among the 20 FASTEST GROWING IN THE WORLD
(UGANDA, IVORY COAST, BOTSWANA, ANGOLA AND ZIMBABWE), with    1996
    GDP growth rates ranging from 5.   0    % to    6.2    %.
Several African countries in the north have substantial oil reserves and accordingly their economies react strongly to world oil prices. They share a regional and sometimes religious identification with the oil producing nations of the Middle East and can be strongly affected by political and economic developments in those countries. As in the south, weather conditions also have a strong impact on many of their natural resources, and, as was the case in 1995, severe drought can adversely effect economic growth.
Ten African countries have active equity markets (Botswana, Egypt, Ghana, Kenya, Morocco, Nigeria, South Africa, Tunisia, Zambia, Zimbabwe). The oldest market, in Egypt, was established in 1883, while the youngest, in Zambia, was established in 1994. Four additional markets have been established since 1989, and the mean age for all equity markets is 40 years old. A total of 1,697 firms are listed on the respective exchanges. Total market capitalization for these countries in 1996 was 280 billion, an average increase of 63% over 1995 levels.
   SPECIAL CONSIDERATIONS AFFECTING THE RUSSIAN FEDERATION
   The Russian Federation is the largest republic of the Commonwealth of Independent States with a 1995 population of 147,500,000. It is about one and four fifths of the land area of the United States and occupies most of eastern Europe and north Asia.
   Russia has had a long history of political and economic turbulence. The U.S.S.R. lasted 69 years and for more than half that time it ranked as a nuclear superpower. In the 1930's tens of millions of its citizens were collectivized under state agricultural and industrial enterprises and millions died in political purges and the vast penal and labor system or in state-created famines. During World War II, as many as 20 million Soviet citizens died. After decades of communist rule the Soviet Union was dissolved on December 8, 1991 following a failed coup attempt against the government of Mikhail Gorbachev. On the day that the leaders declared that the Soviet Union ceased to exist, the Soviet republics were invited to join with Russia in the Commonwealth of Independent states (CIS). At one time or another those that have agreed to join have included the Ukraine, Belarus, Moldova, Georgia, Armenia, Azerbaijan, Uzbekistan, Turkmenistan, Tajikistan, Kazakhstan and Kyrgyzstan, but a number have dropped out since or have only observer status. Each of the republics is a sovereign state that controls its own economy and natural resources and collects its own taxes, providing only minimal support to the CIS.
   Boris Yeltsin, President of Russia, inherited the mantle of economic and political chaos. With the freeing of most prices he staked his political life on the rapid creation of a free market economy. Since 1991 Yeltsin and his Russian reformers have been faced with the daunting task of stabilizing the Russian economy while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of the Russian people. To date, their efforts have yielded widely mixed results. On the one hand, they have made some impressive progress. Since 1992, they have abolished central planning, decontrolled prices, unified the foreign exchange market, made the ruble convertible, and privatized two thirds of the economy. They have accomplished this in spite of the crushing burdens inherited from the communist system: huge industrial enterprises that are unprofitable; an obsolete capital stock; a crumbling energy sector, huge external debt; and armies that had to be repatriated and resettled at home.
   Russia remains a paradox among the major economies of the world in that it is a country marked by stagnation in production levels, but has few constraints on growth. Labor supply is adequate and savings are high. In addition, there is almost unlimited scope for increasing productivity through the introduction of improved technologies, production process and market-oriented managerial development. There are 147 million consumers who are slowly increasing their buying power and education standards are high. Russia is also rich in natural resources. It has 40% of the world's natural gas reserves, 6% of its oil, 25% of coal, diamonds, gold and nickel, and 30% of timber and bauxite. Approximately ten million people are engaged in agriculture and they produce half of the region's grain, meat, milk, and other dairy products.
   The main reason for the continued poor performance of the Russian economy is the country's failure to mobilize the resources that are available. While the official unemployment rate was at 10.6% in 1996, up to half of the working population is, in effect, unemployed or, to a significant degree, underemployed in inefficient and unproductive industries. Much of the country's savings have been siphoned off through capital flight. Russia's technological potential for assimilating both domestic and foreign technologies is not being exploited. Industry privatization and restructuring initiatives have generally failed to mobilize the available factors of production as the country's privatization program virtually ensures the predominance of the old management teams that are largely non market-oriented in their management approach. Approximately 80% of Russian privatized companies continue to be majority-owned by insiders and only 10% are owned by investors with large enough stakes to influence the running of the company.
   In July 1996, Boris Yeltsin was re-elected for a second term and it was hoped that the election would mark the start of a more stable period of economic growth. However, macroeconomic indicators in 1996 proved contradictory. On the one hand, the Russian government continued its strict credit policies, and the annual inflation rate for 1996 dropped to 23%, down from 131% in 1995. Inflation has since remained below 3% a month through the first half of 1997. In addition, expenditure cuts trimmed the budget deficit to 7% of GDP for the first nine months of 1996. On the other hand, however, GDP fell by 6% following 1995's 4% fall, while industrial production was down by 5% and real investment dropped by approximately 19%. Non-payment continues to represent a serious problem for the economy, particularly in the energy sector.
   While Russia is widely believed to be one of the most risky markets in eastern Europe, it is also recognized for its potential for positive returns. In 1996 the Russian market delivered the world's best stock market performance and was among the top performing markets in the first half of 1997. However, the market has been essentially liquidity driven and concentrated in a very few of the country's largest companies. At just $65 billion, the total capitalization of the stock market accounts for just 12 percent of GDP. The majority of investors in Russian equities are small and medium-sized US hedge funds. In addition, several country specific funds have been established to make direct and portfolio investments in Russian companies. To facilitate foreign investment, a number of the larger Russian companies have issued equity in the form of American depositary receipts while six big firms have issued securities in the form of Russian depositary certificates. These certificates are issued and marketed by the Bank of New York. Any investment in Russia is risky and deciding which companies will perform well at this stage of the country's transformation is far from easy. A combination of poor accounting standards, inept management, limited shareholder rights and the criminalization of large sectors of the economy pose a significant risk, particularly to foreign investors.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. If FMR grants investment management authority to the sub-advisers (see the section entitled "Management Contract"), the sub-advisers are authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described below. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and arrangements for payment of fund expenses. Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.
The funds may execute portfolio transactions with broker-dealers who provide research and execution services to the funds or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided. The receipt of research from broker-dealers that execute transactions on behalf of the funds may be useful to FMR in rendering investment management services to the funds or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the funds. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts. Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause each fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the funds and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services (FBS), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. From September 1992 through December 1994, FBS operated under the name Fidelity Brokerage Services Limited (FBSL). As of January 1995, FBSL was converted to an unlimited liability company and assumed the name FBS.
FMR may allocate brokerage transactions to broker-dealers who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by each fund toward payment of the fund's expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
Each fund's Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the funds and review the commissions paid by each fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
Each fund's turnover rates for the fiscal periods ended October 31, 1997 and 1996 are indicated in the table below. Because a high turnover rate increases transaction costs and may increase taxable gains, FMR carefully weighs the anticipated benefits of short-term investing against these consequences. An increased turnover rate is due to a greater volume of shareholder purchase orders, short-term interest rate volatility and other special market conditions.
TURNOVER         1997          1996
RATES

INTERNATIONAL        70    %    95%
GROWTH &
INCOME

DIVERSIFIED          81    %    94%
INTERNATIONAL

INTERNATIONAL        86    %    71%
VALUE

OVERSEAS             68    %    82%

WORLDWIDE            85    %    49%

BROKERAGE COMMISSIONS. The table below lists the total brokerage commissions and the dollar amount of commissions paid to NFSC and FBS and FBSL for the fiscal periods ended October 31, 1997, 1996, and
1995.
      TOTAL   TO NFSC   TO FBS/FBSL

INTERNATIONAL
GROWTH &
INCOME

1997                 $ 2,995,171           $ 0                $ 140,274

1996              $ 3,004,001           $ 5,530            $ 124,031

1995              $ 2,887,378           $ 19,397           $ 216,219

DIVERSIFIED
INTERNATIONAL

1997                 $ 4,502,575           $ 70,400           $ 178,643

1996              $ 2,192,851           $ 75,564           $ 80,532

1995              $ 1,413,822           $ 66,332           $ 61,995

INTERNATIONAL
VALUE

1997                 $ 1,076,317           $ 2,896            $ 71,388

1996              $ 927,266             $ 7,878            $ 45,758

1995              $ 273,209             $ 2,231            $ 14,110

OVERSEAS

1997                 $ 8,282,544           $ 14,838           $ 611,587

1996              $ 8,266,411           $ 45,887           $ 500,320

1995              $ 4,412,811           $ 12,927           $ 486,380

WORLDWIDE

1997                 $ 3,341,959           $ 61,353           $ 152,700

1996              $ 1,736,992           $ 36,270           $ 69,922

1995              $ 1,705,701           $ 55,908           $ 57,267

The table below lists for the fiscal period ended October 1997, the percentage of aggregate brokerage commissions paid to NFSC, FBS and FBSL and the percentage of the aggregate dollar amount of transactions for which each fund paid brokerage commissions to NFSC, FBS, and FBSL. The difference in the percentage of the brokerage commissions paid to and the percentage of the dollar amount of transactions effected through NFSC and FBSL is a result of the low commission rates charged by NFSC and FBSL. The table also includes the amount of brokerage commissions paid to brokerage firms that provided research services; and the approximate amount of transactions effected through brokerage firms that provided research services. The provision of research services was not necessarily a factor in the placement of all this business with such firms.

FISCAL     % OF            % OF            % OF            % OF            COMMISSIONS          TRANSACTIONS WITH
PERIOD     COMMISSIO       COMMISSIONS     TRANSACTIONS    TRANSACTIONS    PAID TO FIRMS        BROKERAGE FIRMS
ENDED      NS PAID TO      PAID            EFFECTED        EFFECTED        PROVIDING            PROVIDING RESEARCH
OCTOB      NFSC            TO FBS/FBSL     THROUGH         THROUGH         RESEARCH             SERVICES
ER 31,                                     NFSC            FBS/FBSL        SERVICES
1997

INTERNA        0    %          4.68    %       0    %          5.73    %   $    2,852,820       $    1,211,799,288
TIONAL
GROWT
H &
INCOM
E

DIVERS         1.56    %       3.97    %       2.26    %       4.52    %   $    4,312,562       $    1,743,547,783
IFIED
INTERN
ATIONAL

INTERN         .27    %        6.63    %       .73    %        6.95    %   $    1,027,906       $    487,462,168
ATIONAL
VALUE

OVERS          .18    %        7.38    %       .62    %        7.61    %   $    7,959,483          $ 3,904,831,822
EAS

WORLD          1.83    %       4.57    %       4.00    %       4.67    %   $    3,123,460       $    1,317,376,232
WIDE


From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR, investment decisions for each fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price normally is used. Securities of other open-end investment companies are valued at their respective NAVs.
Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available.
Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees.
Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. In addition, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
PERFORMANCE
The funds may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. Each fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
YIELD CALCULATIONS. Yields for a fund are computed by dividing the fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's net asset value (NAV) at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and are then converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.
Income calculated for the purposes of calculating a fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.
In calculating the fund's yield, a fund may from time to time use a portfolio security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing the fund's yield.
Yield information may be useful in reviewing a fund's performance and in providing a basis for comparison with other investment alternatives. However, each fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider. Investors should recognize that in periods of declining interest rates a fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, a fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
   Total return figures do not include the effects of each fund's sales charge which was eliminated as of July 1, 1995. Sales charges for Diversified International, International Value, Overseas, and Worldwide were waived through June 30, 1995 and International Growth & Income's sales charge was in effect November 1, 1993 through May 31, 1994. Total returns for International Growth & Income and Overseas also do not include the effect of paying the fund's $25.00 exchange fee, which was in effect from December 1, 1987 through October 1, 1989. Additionally, the total return figures for International Growth & Income do not include the 1% deferred sales charge on shares purchased prior to October 12, 1990.
NET ASSET VALUE. Charts and graphs using a fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.
MOVING AVERAGES. A fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average. On October 31, 1997, the 13-week and 39-week long-term moving averages for each fund are outlined in the chart below.
FUND NAME   13 WEEK LONG-TERM   39 WEEK LONG-TERM
            MOVING AVERAGE      MOVING AVERAGE

INTERNATIONAL     $ 21.60    $ 20.83
GROWTH &
INCOME

DIVERSIFIED       $ 17.06    $ 16.26
INTERNATIONAL

INTERNATIONAL     $ 13.11    $ 12.67
VALUE

OVERSEAS          $ 35.74    $ 34.27

WORLDWIDE         $ 18.11    $ 17.12

HISTORICAL FUND RESULTS. The following table shows the funds' total returns for periods ended October 31, 1997.

      AVERAGE ANNUAL TOTAL RETURNS               CUMULATIVE TOTAL RETURNS


           ONE       FIVE      TEN      ONE       FIVE      TEN
           YEAR      YEARS     YEARS    YEAR      YEARS     YEARS



INTERN      13.17%    12.32%    9.43%    13.17%    78.78%    146.28%
ATIONAL
GROWT
H &
INCOM
E


          AVERAGE ANNUAL TOTAL RETURNS                       CUMULATIVE TOTAL RETURNS

          ONE                            FIVE      LIFE OF   ONE                        FIVE       LIFE OF
          YEAR                           YEARS     FUND*     YEAR                       YEARS      FUND*



DIVERS     19.30%                         17.70%    11.70%    19.30%                     125.84%   91.06%
IFIED
INTERN
ATIONAL


* From December 27, 1991 (commencement of operations).

           AVERAGE ANNUAL TOTAL RETURNS                           CUMULATIVE TOTAL RETURNS

           ONE                            FIVE    LIFE OF         ONE                        FIVE    LIFE OF
           YEAR                           YEARS   FUND*           YEAR                       YEARS   FUND*



INTERN      13.20%                        N/A      9.   68    %    13.20%                    N/A      31.93%
ATIONAL
VALUE


* From November 1, 1994 (commencement of operations).

      AVERAGE ANNUAL TOTAL RETURNS               CUMULATIVE TOTAL RETURNS


        ONE       FIVE      TEN      ONE       FIVE      TEN
        YEAR      YEARS     YEARS    YEAR      YEARS     YEARS



OVERS    17.03%    14.54%    8.79%    17.03%    97.12%    132.25%
EAS


      AVERAGE ANNUAL TOTAL RETURNS               CUMULATIVE TOTAL RETURNS


        ONE       FIVE      LIFE OF   ONE       FIVE       LIFE OF
        YEAR      YEARS     FUND*     YEAR      YEARS      FUND*



WORLD    17.95%    15.81%    10.12%    17.95%    108.35%    104.67%
WIDE
FUND

* From May 30, 1990 (commencement of operations)
The following tables show the income and capital elements of each fund's cumulative total return. The tables compare each fund's return
to the record of the Standard & Poor's 500 Index (S&P 500   )    , the
Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for each fund. The S&P 500 and DJIA comparisons are provided to show how each fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Each fund has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indexes. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage commissions or other costs of investing.
The following tables show the growth in value of a hypothetical $10,000 investment in each fund during the past 10-year period ended October 31, 1997 or life of each fund, as applicable, assuming all distributions were reinvested. The figures below reflect the fluctuating interest rates, bond prices, and stock prices of the specified periods and should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in a fund today. Tax consequences of different investments (with the exception of foreign tax withholdings) have not been factored into the figures below.
During the 10-year period ended October 31, 1997, a hypothetical $10,000 investment in Fidelity International Growth & Income Fund
would have grown to $   24,628.

FIDELITY INTERNATIONAL GROWTH AND INCOME FUND                           INDICES



YEAR    VALUE OF     VALUE OF        VALUE OF        TOTAL             S&P 500    DJIA       COST OF
ENDED   INITIAL      REINVESTED      REINVESTED      VALUE                                   LIVING*
OCTOB   $10,000      DIVIDEND        CAPITAL GAIN
ER 31   INVESTMENT   DISTRIBUTIONS   DISTRIBUTIONS







1       $ 20,038     $ 3,341         $ 1,249         $ 24,628          $ 48,782   $ 50,221      $ 14,016
9
9
7

1       $ 19,090     $ 2,940         $ 733           $ 22,7   63       $ 39,172   $ 42,758   $ 1   3,729
9
9
6

1       $ 17,830     $ 2,055         $ 704           $ 20,589          $ 31,566   $ 33,003   $ 1   3,330
9
9
5

1       $ 17,540     $ 2,022         $ 56            $ 19,618          $ 24,965   $ 26,452   $ 1   2,966
9
9
4

1       $ 17,250     $ 1,922         $ 0             $ 19,172          $ 24,036   $ 24,244   $    12,637
9
9
3

1       $ 13,290     $ 1,132         $ 0             $ 14,422          $ 20,910   $ 20,643   $ 1   2,298
9
9
2

1       $ 13,990     $ 1,002         $ 0             $ 14,992          $ 19,014   $ 19,069   $ 1   1,917
9
9
1

1       $ 13,710     $ 510           $ 0             $ 14,220          $ 14,241   $ 14,660   $ 1   1,578
9
9
0

1       $ 12,870     $ 322           $ 0             $ 13,192          $ 15,395   $ 15,276   $ 1   0,893
9
8
9

1       $ 11,810     $ 91            $ 0             $ 11,901          $ 12,179   $ 11,958   $ 1   0,425
9
8
8


* From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Fidelity International Growth & Income Fund on October 31, 1987, the net amount invested in Fidelity International Growth & Income Fund was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were
reinvested) amount to $   13,407    . If distributions had not been
reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have
amounted to $   2,169     for dividends and $   912     for capital
gain distributions. The figures in the table do not include the effect of the fund's 2% sales charge, which was in effect from January 1, 1991 through June 1, 1994, its 1% deferred sales charge on shares purchased prior to October 12, 1990, and the $25 exchange fee in effect from December 1, 1987 through October 1, 1989. Prior to April 1991, the fund imposed a 2% sales charge which is no longer in effect and is not reflected in the figures above.
During the period from December 27, 1991 (commencement of operations) to October 31, 1997, a hypothetical $10,000 investment in Fidelity
Diversified International Fund would have grown to $   19,106    .

FIDELITY DIVERSIFIED INTERNATIONAL FUND                           INDICES



YEAR    VALUE OF     VALUE OF        VALUE OF        TOTAL      S&P 500           DJIA              COST OF
ENDED   INITIAL      REINVESTED      REINVESTED      VALUE                                          LIVING**
OCTOB   $10,000      DIVIDEND        CAPITAL GAIN
ER 31   INVESTMENT   DISTRIBUTIONS   DISTRIBUTIONS







1       $ 16,570     $ 757           $ 1,779         $ 19,106   $    26,124       $ 27   ,766          $ 11,719
9
9
7

1       $ 14,380     $ 491           $ 1,144         $ 16,015   $    19,774       $ 22,   084       $ 11,479
9
9
6

1       $ 12,730     $ 197           $ 569           $ 13,496   $ 15   ,934       $ 17,   047       $ 11,146
9
9
5

1       $ 12,460     $ 158           $ 111           $ 12,729   $ 12   ,602       $ 13,   663       $ 10,841
9
9
4

1       $ 11,320     $ 133           $ 0             $ 11,453   $ 12,1   33       $ 12,5   23       $ 10,566
9
9
3

1       $ 8,460      $ 0             $ 0             $ 8,460    $ 10,5   55       $ 10,   663       $ 10,283
9
9
2
*


* From December 27, 1991 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Fidelity Diversified International Fund in December 27, 1991, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to
$   11,876    . If distributions had not been reinvested, the amount
of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to
$   510     for dividends and $   1,260     for capital gain
distributions.
During the period from November 1, 1994 (commencement of operations)
to October 31, 199   7    , a hypothetical $10,000 investment in
Fidelity International Value Fund would have grown to $   13,193    .
FIDELITY INTERNATIONAL VALUE FUND                           INDICES



YEAR    VALUE OF          VALUE OF        VALUE OF        TOTAL             S&P 500           DJIA              COST OF

ENDED   INITIAL           REINVESTED      REINVESTED      VALUE                                                 LIVING**

OCTOB   $10,000           DIVIDEND        CAPITAL GAIN

ER 31   INVESTMENT        DISTRIBUTIONS   DISTRIBUTIONS











1          $ 12,470       $    126        $    597           $ 13,193       $    20,901          $ 20,555          $
10,809
9

9

7


1       $ 11,330          $ 10            $ 315           $ 11,655          $ 15,   820       $ 16,   349       $ 10,589

9

9

6


1       $ 10,630          $ 0             $ 0             $ 10,630          $ 12,   749       $ 12,   620       $ 10,281

9

9

5

*



* From November 1, 1994 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Fidelity International Value Fund on November 1, 1994, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at
the time they were reinvested) amounted to $   10,639    . If
distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash
payments for the period would have amounted to    $110     for
dividends and $   520     for capital gain distributions.
During the 10 year period ending October 31, 1997, a hypothetical $10,000 investment in Fidelity Overseas Fund would have grown to
$   23,225.
FIDELITY OVERSEAS FUND                           INDICES


YEAR    VALUE OF     VALUE OF        VALUE OF        TOTAL      S&P 500    DJIA       COST OF
ENDED   INITIAL      REINVESTED      REINVESTED      VALUE                            LIVING*
OCTOB   $10,000      DIVIDEND        CAPITAL GAIN
ER 31   INVESTMENT   DISTRIBUTIONS   DISTRIBUTIONS







1       $ 11,042     $ 2,459         $ 9,724         $ 23,225   $ 48,782   $ 50,221      $ 14,016
9
9
7

1       $ 11,550     $ 2,571         $ 11,426        $ 25,547   $ 39,291   $ 43,713   $ 14,352
9
9
6

1       $ 10,617     $ 2,091         $ 10,222        $ 22,930   $ 31,622   $ 33,740   $ 13,935
9
9
5

1       $ 10,840     $ 2,135         $ 10,033        $ 23,008   $ 25,041   $ 27,043   $ 13,554
9
9
4

1       $ 10,093     $ 1,649         $ 9,342         $ 21,084   $ 24,109   $ 24,786   $ 13,209
9
9
3

1       $ 8,161      $ 1,052         $ 5,955         $ 15,168   $ 20,974   $ 21,104   $ 12,856
9
9
2

1       $ 10,004     $ 973           $ 6,467         $ 17,444   $ 19,071   $ 19,495   $ 12,457
9
9
1

1       $ 10,208     $ 531           $ 6,015         $ 16,754   $ 14,284   $ 14,987   $ 12,103
9
9
0

1       $ 9,773      $ 351           $ 5,166         $ 15,290   $ 15,441   $ 15,617   $ 11,387
9
8
9

1       $ 9,402      $ 0             $ 4,968         $ 14,370   $ 12,216   $ 12,225   $ 10,898
9
8
8


* From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Fidelity Overseas Fund on November 1, 1987, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinvested) amounted to $   18,642    . If
distributions had not bee reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash
payments for the period would have amounted to $   1,129     for
dividends and $   5,136     for capital gain distributions. The
figures in the table do not include the effect of the fund's 3% sales charge which was waived through June 30, 1995 and eliminated as of July 1, 1995 and the fund's $25 exchange fee, which was in effect from December 1, 1987 through October 1, 1989. Prior to May 1994, the fund imposed a 3% sales charge which is no longer in effect and is not included in the figures above.
During the period from May 30, 1990 (commencement of operations) to October 31, 1997, a hypothetical $10,000 investment in Fidelity
Worldwide Fund would have grown to $   20,467.
FIDELITY WORLDWIDE FUND                           INDICES



YEAR    VALUE OF          VALUE OF         VALUE OF         TOTAL             S&P 500           DJIA              COST OF

ENDED   INITIAL           REINVESTED       REINVESTED       VALUE                                                 LIVING**

OCTOB   $10,000           DIVIDEND         CAPITAL GAIN

ER 31   INVESTMENT        DISTRIBUTIONS    DISTRIBUTIONS











1          $ 17,270       $    1,514       $    1,683          $ 20,467       $    31,033          $ 31,634          $
12,508
9

9

7


1       $ 15,180          $ 1,134          $ 1,038          $ 17,352          $ 23,   490       $ 25,1   6    0   $ 12,252

9

9

6


1       $ 13,320          $ 825            $ 911            $ 15,056          $ 18,9   29       $ 19,4   22       $ 11,896

9

9

5


1       $ 13,960          $ 782            $ 172            $ 14,914          $ 14,   971       $ 15,   566       $ 11,571

9

9

4


1       $ 12,760          $ 610            $ 0              $ 13,370          $ 14,4   13       $ 14,   267       $ 11,277

9

9

3


1       $ 9,630           $ 193            $ 0              $ 9,823           $ 12,5   39       $ 12,1   48       $ 10,975

9

9

2


1       $ 9,610           $ 85             $ 0              $ 9,695           $ 11,4   07       $ 11,2   22       $ 10,635

9

9

1


1       $ 8,950           $ 0              $ 0              $ 8,950           $ 8,54   0        $ 8,6   27        $ 10,333

9

9

0

*



* From May 30, 1990 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Fidelity Worldwide Fund on May 30, 1990, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time
they were reinvested) amounted to $   12,286    . If distributions had
not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period
would have amounted to $   930     for dividends and $   1,190     for
capital gain distributions.
INTERNATIONAL INDICES, MARKET CAPITALIZATION, AND NATIONAL
STOCK MARKET RETURN
The following tables show the total market capitalization of certain countries according to the Morgan Stanley Capital International Indices database, the total market capitalization of Latin American
countries according to the    Morgan Stanley Capital     International
Emerging Markets database, and the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital International stock market indices for the twelve months ended October 31, 1997. Of course, these results are not indicative of future stock market performance or the funds' performance. Market conditions during the periods measured fluctuated widely. Brokerage commissions and other fees are not factored into the values of the indices.
MARKET CAPITALIZATION. Companies outside the U.S. now make up    over
one-half     of the world's stock market capitalization. According to
Morgan Stanley Capital International, the size of the markets as
measured in U.S. dollars grew from $   5,749.5 ($10,078.9 including
the U.S.)     billion in 1996 to $   6,207.8 ($12,040.3 including the
U.S.)     billion in 1997.
The following table measures the total market capitalization of certain countries according to the Morgan Stanley Capital
International Indices database. The value of the markets    is
measured in billions of U.S. dollars as of October 31, 1997.
TOTAL MARKET CAPITALIZATION
AUSTRA    $    152.6       JAPAN     $     1,693.1
LIA

AUSTRI        24.6         NETHER         327.9
A                          LANDS

BELGIU        73.4         NORWA          34.2
M                          Y

CANAD         308.3        SINGAP         54.0/62.8
A                          ORE/M
                           ALAYSIA

DENM          61.8         SPAIN          146.1
ARK

FRANCE        419.5        SWEDE          155.8
                           N

GERMA         543.1        SWITZE         428.3
NY                         RLAND

HONG          167.7        UNITED         1,246.6
KONG                       KINGD
                           OM

ITALY         215.6        UNITED         5,832.5
                           STATES

The following table measures the total market capitalization of Latin
American countries according to the    Morgan Stanley Capital
    International Emerging Markets database. The value of the markets is measured in billions of U.S. dollars as of October 31, 1997.
TOTAL MARKET - LATIN AMERICA
ARGENT        $     33.1
INA

BRAZIL             122.1

CHILE              36.3

COLOM              8.7
BIA

MEXIC              94.7
O

VENEZ              14.0
UELA

   PERU            10.0



TOTAL            $         318.9
LATIN
AMERI
CA

NATIONAL STOCK MARKET PERFORMANCE. Certain national stock markets have outperformed the U.S. stock market. The first table below represents the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital International stock market indices for the twelve months ended October 31, 1997. The second table shows the same performance as measured in local currency. Each table measures total return based on the period's change in price, dividends paid on stocks in the index, and the effect of reinvesting dividends net of any applicable foreign taxes. These are unmanaged indices composed of a sampling of selected companies representing an approximation of the market structure of the designated country.
STOCK MARKET PERFORMANCE (CUMULATIVE TOTAL RETURNS)
MEASURED IN U.S. DOLLARS
AUSTRA       -7.7    %   JAPAN         -18.2    %
LIA

AUSTRI       5.8         NETHER        32.4
A                        LANDS

BELGIU       13.7        NORWA         31.5
M                        Y

CANAD        17.5        SINGAP        -26.9/-57.2
A                        ORE/M
                         ALAYSIA

DENM         31.6        SPAIN         37.8
ARK

FRANCE       12.6        SWEDE         22.9
                         N

GERMA        20.6        SWITZE        30.9
NY                       RLAND

HONG         -17.5       UNITED        28.6
KONG                     KINGD
                         OM

ITALY        33.2        UNITED        32.3
                         STATES

STOCK MARKET PERFORMANCE (CUMULATIVE TOTAL RETURNS)
MEASURED IN LOCAL CURRENCY
AUSTRA       3.9    %    JAPAN         -13.5    %
LIA

AUSTRI       20.3        NETHER        51.5
A                        LANDS

BELGIU       29.4        NORWA         44.4
M                        Y

CANAD        23.5        SINGAP        -18.4/-43.2
A                        ORE/M
                         ALAYSIA

DENM         48.4        SPAIN         57.1
ARK

FRANCE       26.9        SWEDE         40.1
                         N

GERMA        37.1        SWITZE        45.3
NY                       RLAND

HONG         -17.5       UNITED        24.9
KONG                     KINGD
                         OM

ITALY        48.4        UNITED        32.3
                         STATES

The following table shows the average annualized stock market returns measured in U.S. dollars as of October 31, 1997.
STOCK MARKET PERFORMANCE
          FIVE YEARS ENDED   TEN YEARS ENDED
          OCTOBER 31, 1997   OCTOBER 31, 1997

GERMA         17.57%             13.97%
NY

HONG          35.86%             30.10%
KONG

JAPAN         8.03%              2.29%

SPAIN         23.72%             10.90%

UNITED        17.87%             13.55%
KINGD
OM

UNITED        17.67%             16.51%
STATES

PERFORMANCE COMPARISONS. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
A fund's performance may also be compared to that of a benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike a fund's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
   Diversified International may compare its performance to that of the Morgan Stanley Capital International GDP-Weighted Europe, Australasia, Far East Index, an unmanaged, gross domestic product weighted index that is designed to represent the performance of developed stock markets outside of the United States and Canada. The index returns for periods after January 1, 1997 are adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.
   Each of International Value, Overseas and International Growth & Income may compare its performance to that of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index, an unmanaged, market capitalization weighted index that is designed to represent the performance of developed stock markets outside of the United States and Canada. The index returns for periods after January 1, 1997 are adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.
   Worldwide may compare its performance to that of the Morgan Stanley Capital International World Index, an unmanaged, market capitalization weighted index that is designed to represent the performance of developed stock markets throughout the world.
A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.
Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model
portfolios or allocations; saving for college or other goals   ;
and     charitable giving   .     In addition, Fidelity may quote or
reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager. VOLATILITY. A fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a fund may also discuss or illustrate examples of interest rate sensitivity.
MOMENTUM INDICATORS indicate a fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
A fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
A fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of October 31, 1997, FMR advised over $   29     billion in
tax-free fund assets, $   98     billion in money market fund assets,
$   378     billion in equity fund assets, $   72     billion in
international fund assets, and $   23     billion in Spartan fund
assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
On October 12, 1990, International Growth and Income changed its sales charge policy from a 1% sales charge upon purchase and a 1% deferred sales charge upon redemption, to a 2% sales charge upon purchase. On June 1, 1994, the 2% sales charge was eliminated. If you purchased shares prior to October 12, 1990, when you redeem those shares a deferred sales charge of 1% of the redemption amount will be deducted. Each fund is open for business and its net asset value per share (NAV) is calculated each day the New York Stock Exchange (NYSE) is open for trading. The NYSE has designated the following holiday closings for 1998: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. In addition, the funds will not process wire purchases and redemptions on days when the Federal Reserve Wire System is closed.
FSC normally determines each fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 under the Investment Company Act of 1940 (the 1940 Act), each fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if
(i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the Prospectus, each fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
   On October 12, 1990, International Growth and Income changed its sales charge policy from a 1% sales charge upon purchase and a 1% deferred sales charge upon redemption, to a 2% sales charge upon purchase. On June 1, 1994, the 2% sales charge was eliminated. If you purchased shares prior to October 12, 1990, when you redeem those shares a deferred sales charge of 1% of the redemption amount will be deducted.
DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. Because each fund invests significantly in foreign securities, corporate shareholders should not expect fund dividends to qualify for the dividends-received deduction. Short-term capital gains are distributed as dividend income, but do not qualify for the dividends-received deduction. Each fund will notify corporate shareholders annually of the percentage of fund dividends that qualify for the dividends-received deduction. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income, and therefore will increase (decrease) dividend distributions. Each fund will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions for the prior year.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by each fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a capital gain distribution on shares of a fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by each fund are taxable to shareholders as dividends, not as capital gains.
   The following table displays each fund's capital gain dividend designations for the purpose of the dividend paid deduction as of October 31, 1997.
   INTERNATIONAL GROWTH & INCOME          $ 38,778,000

   DIVERSIFIED INTERNATIONAL              $ 24,554,000

   INTERNATIONAL VALUE                    $ 8,522,000

   OVERSEAS                               $ 126,103,000

   WORLDWIDE                              $ 60,674,000

FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid and thereby allow shareholders to take a credit or deduction on their individual tax returns.
TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.
Each fund is treated as a separate entity from the other funds of Fidelity Investment Trust for tax purposes.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 (1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (67), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
J. GARY BURKHEAD (56), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997)
and President    of Fidelity Personal Investments and Brokerage Group
    (1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX (65), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (65), Trustee (1992). Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
ROBERT M. GATES (54), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is currently a Trustee for the Forum For International Policy, a Board Member for the Virginia Neurological Institute, and a Senior Advisor of the Harvard Journal of World Affairs. In addition, Mr. Gates also serves as a member of the corporate board for LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products).
E. BRADLEY JONES (69), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (64), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Chairman of the Board of Trustees of the Greenwich Hospital Association, a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH (54), Trustee, is Vice Chairman and Director of FMR
(1992). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (64), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (68), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996, and of Brush Wellman Corp. (engineered metals) from 1983-1997.
MARVIN L. MANN (64), Trustee (1993) is Chairman of the Board, President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals,
1993), Imation Corp. (imaging and information storage, 1997), and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way
(1993) and is a member of the University of Alabama President's
Cabinet.
 *ROBERT C. POZEN (51), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a Director of FMR Texas Inc. (1997), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc.
(1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS (69), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of BellSouth Corporation (telecommunications), ConAgra, Inc. (agricultural products), Fisher Business Systems, Inc. (computer software), Georgia Power Company (electric utility), Gerber Alley & Associates, Inc. (computer software), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992).
WILLIAM J. HAYES (63), Vice President (1994), is Vice President of Fidelity's equity funds; Senior Vice President of FMR; and Managing Director of FMR Corp.
ROBERT A. LAWRENCE (45), is Vice President of certain Equity Funds
(1997), Vice President of Fidelity Real Estate High Income    (1995)
    and Fidelity    Real     Estate High Income Fund II (199   6    )
and Senior Vice President of FMR (1993).
RICHARD SPILLANE (46), is Vice President of certain Equity Funds and Senior Vice President of FMR (1997). Since joining Fidelity, Mr. Spillane was Chief Investment Officer for Fidelity International,
Limited. Prior to that position, Mr   .     Spillane served Director
of Research.
RICHARD MACE, JR. (3   5    ), is Vice President of Fidelity
International Value Fund    (1995), Fidelity Overseas Fund (1996) and
other funds advised by FMR. Prior to his current responsibilities, Mr. Mace has managed a variety of Fidelity funds.
JOHN R. HICKLING (38) is Vice President    of     Fidelity
International Growth    &     Income Fund    (1996). Prior to his
current responsibilities, Mr. Hickling has managed a variety of
Fidelity funds.
GREGORY FRASER (37) is Vice President of    Fidelity     Diversified
International Fund    (1994). Prior to his current responsibilities,
Mr. Fraser has managed a variety of Fidelity funds.
PENELOPE A. DOBKIN (43) is Vice President        of Fidelity Worldwide
Fun   d. Prior to her current responsibilities, Ms. Dobkin has managed a variety of Fidelity funds.
ARTHUR S. LORING (50), Secretary, is Senior Vice President (1993) and General Counsel of FMR, Vice President-Legal of FMR Corp., and Vice President and Clerk of FDC.
RICHARD A. SILVER (50), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
ROBERT H. MORRISON (57), Manager of Security Transactions of Fidelity's equity funds is Vice President of FMR.
JOHN H. COSTELLO (51), Assistant Treasurer, is an employee of FMR. LEONARD M. RUSH (51), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended October 31, 1997 or calendar year ended December 31, 1996, as applicable.
COMPENSATION TABLE



   AGGREGATE
COMPENSAT
ION FORM A
FUND

J. GARY RALPH    PHYLLIS  RICHARD  ROBERT EDWARD  E.       DONALD   PETER WILLIAM GERALD    EDWARD  MARVIN   ROBERT THOMAS
        F. COX   BURKE    J.       M.     C.      BRADLEY  J. KIRK  S.    O.      C.        H.      L. MANN  C.     R.
BURKHE           DAVIS    FLYNN    GATES  JOHNSON JONES             LYNCH MCCOY   MCDONOUG  MALONE           POZEN  WILLIAMS
AD**                      ***      ****   3D**                      **    *****   H         ***              **

INTERNAT
IONAL
$ 0     $ 451    $ 441    $ 60     $ 312  $ 0     $ 444    $ 444    $ 0   $ 449    $ 538    $ 66      $ 451     $ 0   $ 448
GROWTH &
INCOMEB,C

DIVERSIFIED
0       423      415      39       331    0       418      418      0     427      510      42        423       0     421
INTERNATIONALB,
D

INTERNATIONAL
0       122      120      16       87     0       121      121      0     122      146      17        122       0     121
VALUEB,E

OVERSEASB,F,H
0       1,455    1,425    185      1,042  0       1,436    1,436    0     1,462    1,740    201       1,455     0     1,445

WORLDWIDEB,G
0       431      422      52       312    0       425      425      0     431      516      56        431       0     428

TOTAL
$ 0     $137,000 $134,700 $168,000 $ 0    $ 0     $134,700 $136,200 $ 0   $85,333 $ 136,200 $ 136,200 $ 134,700 $ 0 $136,200
COMPENSAT
ION FROM
THE FUND
COMPLEX*A


* Information is for the calendar year ended December 31, 1996 for 235 funds in the complex.
** Interested Trustees of the funds and Mr. Burkhead are compensated by FMR.
*** Richard J. Flynn and Edward H. Malone served on the Board of Trustees through December 31, 1996.
**** Mr. Gates was appointed to the Board of Trustees    of
    Fidelity Investment Trust effective March 1, 1997.
***** During the period from May 1, 1996 through December 31, 1996, William O. McCoy served as a Member of the Advisory Board of the trust. Mr. McCoy was appointed to the Board of Trustees Fidelity Investment Trust effective January 1, 1997.
A Compensation figures include cash, a pro rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, and may include amounts deferred at the election of Trustees.
B Compensation figures include cash, and may include amounts required to be deferred, a pro rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, and amounts deferred at the election of Trustees.
C The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F.
Cox, $   13    , Phyllis Burke Davis, $   13    , Richard J. Flynn,
$0, Robert M. Gates, $   0    , E. Bradley Jones, $   13    , Donald
J. Kirk, $   13    , William O. McCoy, $   0    , Gerald C. McDonough,
$   13    , Edward H. Malone, $   13    , Marvin L. Mann, $   13    ,
and Thomas R. Williams, $   13    .
D The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F.
Cox, $   7    , Phyllis Burke Davis, $   7    , Richard J. Flynn,
$0,        Robert M. Gates, $   0    , E. Bradley Jones, $   7    ,
Donald J. Kirk, $   7    , William O. McCoy, $   0    , Gerald C.
McDonough, $   7    , Edward H. Malone, $   7    , Marvin L. Mann,
$   7    , and Thomas R. Williams, $   7    .
E The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F.
Cox, $   3    , Phyllis Burke Davis, $   3    , Richard J. Flynn,
$0,        Robert M. Gates, $   0    , E. Bradley Jones, $   3    ,
Donald J. Kirk, $   3    , William O. McCoy, $   0    , Gerald C.
McDonough, $   3    , Edward H. Malone, $   3    , Marvin L. Mann,
$   3    , and Thomas R. Williams, $   3    .
F The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F.
Cox, $   634    , Phyllis Burke Davis, $   634    , Richard J. Flynn,
$0, Robert M. Gates, $   493    , E. Bradley Jones, $   634    ,
Donald J. Kirk, $   634    , William O. McCoy, $   613    , Gerald C.
McDonough, $   734    , Edward H. Malone, $   37    , Marvin L. Mann,
$   634    , and Thomas R. Williams, $   634    .
G The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F.
Cox, $   10    , Phyllis Burke Davis, $   10    , Richard J. Flynn,
$0, Robert M. Gates, $   0    , E. Bradley Jones, $   10    , Donald
J. Kirk, $   10    , William O. McCoy, $   0    , Gerald C. McDonough,
$   10    , Edward H. Malone, $   10    , Marvin L. Mann, $   10    ,
and Thomas R. Williams, $   10    .
   H     For the fiscal year ended October 31, 1997, certain of the non-interested Trustees' aggregate compensation from a fund includes
accrued voluntary deferred compensation as follows:    Ralph F. Cox,
$649, Overseas; Marvin L. Mann, $649, Overseas; Edward H. Malone, $164, Overseas; and Thomas R. Williams, $496, Overseas.
Under a retirement program adopted in July 1988 and modified in November 1995 and November 1996, each non-interested Trustee who retired before December 30, 1996 may receive payments from a Fidelity fund during his or her lifetime based on his or her basic trustee fees and length of service. The obligation of a fund to make such payments is neither secured nor funded. A Trustee became eligible to participate in the program at the end of the calendar year in which he or she reached age 72, provided that, at the time of retirement, he or she had served as a Fidelity fund Trustee for at least five years. Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
As of December 30, 1996, the non-interested Trustees terminated the retirement program for Trustees who retire after such date. In connection with the termination of the retirement program, each then-existing non-interested Trustee received a credit to his or her Plan account equal to the present value of the estimated benefits that would have been payable under the retirement program. The amounts credited to the non-interested Trustees' Plan accounts are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of the Reference Funds. The amounts ultimately received by the Trustees in connection with the credits to their Plan accounts will be directly linked to the investment performance of the Reference Funds. The termination of the retirement program and related crediting of estimated benefits to the Trustees' Plan accounts did not result in a material cost to the funds.
As of    October 31, 1997    , the Trustees, Members of the Advisory
Board, and officers of each fund owned, in the aggregate, less than
   1    % of each fund's total outstanding shares.
As of    October 31, 1997,     the following owned of record or
beneficially 5% or more of a fund's outstanding shares:
International Growth & Income: National Financial Services Corporation, Boston, MA (12.33%).
International Value: National Financial Services Corporation, Boston,
MA (25.52%).
A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders. MANAGEMENT CONTRACTS
FMR is each fund's manager pursuant to management contracts dated October 1, 1997, which were approved by shareholders on September 17, 1997.
Prior to October 1, 1997, FMR was Diversified International, International Growth & Income, Overseas, and Worldwide's manager pursuant to management contracts dated March 1, 1992, which were approved by shareholders on February 19, 1992 and International Value Fund's manager pursuant to a management contract dated September 16, 1994, which was approved by FMR, then the sole shareholder of the fund on September 23, 1994.
MANAGEMENT SERVICES. Each fund employs FMR to furnish investment advisory and other services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the [trust/trusts] or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, pricing and bookkeeping agent, and securities lending agent, each fund pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by each fund, include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
MANAGEMENT FEES. For the services of FMR under the management contract, International Growth & Income and Worldwide pay FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.
For the services of FMR under the management contract, Diversified International, International Value and Overseas pay FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of each fund's performance to that of Morgan Stanley Capital International Europe, Australasia, Far East Index (the EAFE Index).
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
The following is the fee schedule for each fund.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

AVERAGE GROUP     ANNUALIZED   GROUP NET        EFFECTIVE ANNUAL
ASSETS            RATE         ASSETS           FEE RATE

 0 - $3 BILLION   .5200%        $ 0.5 BILLION   .5200%

 3 - 6            .4900          25             .4238

 6 - 9            .4600          50             .3823

 9 - 12           .4300          75             .3626

 12 - 15          .4000           100           .3512

 15 - 18          .3850           125           .3430

 18 - 21          .3700          150            .3371

 21 - 24          .3600          175            .3325

 24 - 30          .3500          200            .3284

 30 - 36          .3450          225            .3253

 36 - 42          .3400          250            .3223

 42 - 48          .3350          275            .3198

 48 - 66          .3250          300            .3175

 66 - 84          .3200          325            .3153

 84 - 102         .3150          350            .3133

 102 - 138        .3100

 138 - 174        .3050

 174 - 228        .3000

 228 - 282        .2950

 282 - 336        .2900

 OVER 336         .2850

Prior to October 1, 1997, the group fee rate was based on a schedule with breakpoints ending at .3000% for average group assets in excess of $174 billion. The group fee rate breakpoints shown above for average group assets in excess of $138 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993.
On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $210 billion and under $390 billion as shown in the schedule below. The revised group fee rate schedule is identical to the above schedule for average group assets under $210 billion.
On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $390 billion. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. Each fund's current management contract reflects the group fee rate schedule above for average group assets under $210 billion and the group fee rate schedule below for average group assets in excess of $210 billion.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

AVERAGE GROUP          ANNUALIZED   GROUP NET       EFFECTIVE ANNUAL
ASSETS                 RATE         ASSETS          FEE RATE

 $138 - $174 BILLION   .3050%        $150 BILLION   .3371%

 174 - 210             .3000          175           .3325

 210 - 246             .2950          200           .3284

 246 - 282             .2900          225           .3249

 282 - 318             .2850          250           .3219

 318 - 354             .2800          275           .3190

 354 - 390             .2750          300           .3163

 390 - 426             .2700          325           .3137

 426 - 462             .2650          350           .3113

 462 - 498             .2600          375           .3090

 498 - 534             .2550          400           .3067

 OVER 534              .2500          425           .3046

                                       450          .3024

                                      475           .3003

                                      500           .2982

                                      525           .2962

                                      550           .2942

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee
rate at $   550     billion of group net assets - the approximate
level for October 1997 - was    0.2941    %, which is the weighted
average of the respective fee rates for each level of group net assets
up to $   550     billion.
The individual fund fee rate for International Growth & Income and Worldwide is 0.45%. Based on the average group net assets of the funds advised by FMR for October 1997, each fund's annual management fee rate would be calculated as follows:

          GROUP FEE RATE         INDIVIDUAL FUND FEE RATE         MANAGEMENT FEE RATE

INTERNA       .2941    %   +      0.45%                     =         .7441    %
TIONAL
GROWT
H &
INCOM
E

WORLD         .2941    %          0.45%                               .7441    %
WIDE


The individual fund fee rate for Diversified International, International Value, and Overseas is 0.45%. Based on the average group net assets of the funds advised by FMR for October 1997, each fund's annual basic fee rate would be calculated as follows:

           GROUP FEE RATE         INDIVIDUAL FUND FEE RATE         BASIC FEE RATE

DIVERS         .2941    %   +      0.45%                     =         .7441    %
IFIED
INTERN
ATIONAL

INTERN         .2941    %          0.45%                               .7441    %
ATIONAL
VALUE

OVERS          .2941    %          0.45%                               .7441    %
EAS


   One-twelfth of this annual basic fee rate or management fee rate, as applicable, is applied to each fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
COMPUTING THE PERFORMANCE ADJUSTMENT. The basic fee for Diversified International, International Value and Overseas is subject to upward or downward adjustment, depending upon whether, and to what extent, each fund's investment performance for the performance period exceeds, or is exceeded by, the record of the EAFE Index (the Index) over the same period. The performance period consists of the most recent month plus the previous 35 months. The performance period for International Value commenced on November 1, 1994. Starting with the twelfth month, the performance adjustment takes effect. Each month subsequent to the twelfth month, a new month is added to the performance period until the performance period includes 36 months.
Each percentage point of difference, calculated to the nearest 0.01% (up to a maximum difference of (plus/minus)10.00) is multiplied by a performance adjustment rate of 0.02%.
The performance comparison is made at the end of each month. One twelfth (1/12) of this rate is then applied to each fund's average net assets for the entire performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.
The maximum annualized adjustment rate is (plus/minus)0.20% of a fund's average net assets over the performance period.
A fund's performance is calculated based on change in NAV. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the fund are treated as if reinvested in fund shares at the NAV as of the record date for payment. The record of the Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the Index.
Because the adjustment to the basic fee is based on a fund's performance compared to the investment record of the Index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time. For each of Morgan Stanley Capital International Europe, Australasia, Far East Index and the Morgan Stanley Capital International GDP-Weighted Europe, Australasia, Far East Index, the index returns for periods prior to January 1, 1997 are adjusted for tax withholding at non-treaty rates. The index returns for periods after January 1, 1997 are adjusted for tax withholding at treaty rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.
   The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years by International Growth & Income and Worldwide.
   FUND                    FISCAL YEARS ENDED
          MANAGEMENT FEES

                           OCTOBER 31                   PAID TO FMR

   INTERNATIONAL           1997                         $ 8,152,782
   GROWTH &
   INCOME

                           1996                         $ 7,427,387

                           1995                         $ 7,967,320

   WORLDWIDE               1997                         $ 7,971,278

                           1996                         $ 5,758,962

                           1995                         $ 5,378,156

   The following table shows the     amount of management fee   s
paid by each fund to FMR for the past three fiscal years and the amount of negative or positive performance adjustments to the management fees paid by Diversified International, International Value and Overseas.

FUND             FISCAL YEARS ENDED   PERFORMANCE           MANAGEMENT FEES
                 OCTOBER 31           ADJUSTMENT            PAID TO FMR

DIVERSIFIED      1997                  $    954,599          $    9,176,455    *
INTERNATIONAL

                 1996                  $ 445,161             $ 4,050,659*

                 1995                  $ (211,273)           $ 2,058,906*

INTERNATIONAL    1997                  $    318,389          $    2,596,428    *
VALUE

                 1996                  $ 86,631              $ 1,722,862*

                 1995                 N/A                    $ 361,109*

OVERSEAS         1997                  $    3,286,953        $    29,984,950    *

                 1996                  $ 123,101             $ 21,073,542*

                 1995                  $ (1,750,190)         $ 15,598,603*


* Including the amount of the performance adjustment.
FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase a fund's total returns and yield, and repayment of the reimbursement by a fund will lower its total returns and yield.
SUB-ADVISERS. On behalf of each fund, FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, FIJ, and FIIA. FIIA, in turn, has entered into a sub-advisory agreement with FIIA(U.K.)L Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers.
On behalf of each fund, FMR may also grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds. Currently, FMR U.K., FMR Far East, FIJ, FIIA, and FIIA(U.K.)L each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. FIJ and FIIA are wholly owned subsidiaries of Fidelity International Limited (FIL), a Bermuda company formed in 1968 which primarily provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities throughout the world. Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. FIJ was organized in Japan in 1986. FIIA was organized in Bermuda in 1983. FIIA(U.K.)L was organized in the United Kingdom in 1984, and is a direct subsidiary of Fidelity Investments Management Limited and an indirect subsidiary of FIL.
Under the sub-advisory agreements FMR pays the fees of FMR U.K., FMR Far East, FIJ, and FIIA. FIIA, in turn, pays the fees of FIIA(U.K.)L For providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:
(small solid bullet) FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
(small solid bullet) FMR pays FIIA and FIJ fees equal to 30% of FMR's monthly management fee with respect to the average net assets held by the fund for which the sub-adviser has provided FMR with investment advice and research services.
(small solid bullet) FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing investment advice and research services.
For providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:
(small solid bullet) FMR pays FMR U.K., FMR Far East, FIJ, and FIIA a fee equal to 50% of its monthly management fee (including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
(small solid bullet) FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing discretionary investment management services.
For providing investment advice and research services, fees paid to the sub-advisers by FMR on behalf of the funds for the past three fiscal years are shown in the table below.

FISCAL YEAR    FMR U.K.             FMR FAR EAST         FIIA         FIIA(U.K.)L   FIJ
ENDED
OCTOBER 31

INTERNATION
AL GROWTH
& INCOME

   1997           $ 583,525            $ 548,949         $    0       $    0           N/A

1996           $ 568,043            $ 581,491            $ 0          $    0        N/A

1995           $ 565,989            $ 508,935            $ 0          $    0        N/A

DIVERSIFIED
INTERNATION
AL

1997              $ 529,480            $ 509,732         $    0       $    0           N/A

1996           $ 261,591            $ 263,574            $ 0          $    0        N/A

1995           $ 163,681            $ 148,965            $ 0          $    0        N/A

INTERNATIONA
L VALUE

1997              $ 165,017            $ 157,421         $    0       $    0           N/A

1996           $ 132,491            $ 130,310            $ 0          $    0        N/A

1995           $ 25,758             $ 24,224             $ 0          $    0        N/A

OVERSEAS

1997              $ 1,884,543          $ 1,789,326       $    0       $    0           N/A

1996           $ 1,624,527          $ 1,648,516          $ 0          $    0        N/A

1995           $ 1,303,012          $ 1,193,082          $ 0          $    0        N/A

WORLDWIDE

1997              $ 416,867            $ 395,729         $    0       $    0           N/A

1996           $ 321,179            $ 324,985            $ 0          $    0        N/A

1995           $ 249,660            $ 231,114            $ 0          $    0        N/A


For discretionary investment management and execution of portfolio transactions, no fees were paid to the sub-advisers by FMR on behalf of the funds for the past three fiscal years.
DISTRIBUTION AND SERVICE PLANS
The Trustees have approved a Distribution and Service Plan on behalf of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.
Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution of fund shares. In addition, each Plan provides that FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of fund shares, or provide shareholder support services. Currently, the Board of Trustees has not authorized such payments for each fund's shares.
Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.
The Plans for each fund were approved by shareholders of each fund on September 17, 1997.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.
CONTRACTS WITH FMR AFFILIATES
Each fund has entered into a transfer agent agreement with FSC, an affiliate of FMR. Under the terms of the agreements, FSC performs transfer agency, dividend disbursing, and shareholder services for each fund.
For providing transfer agency services, FSC receives an annual account fee and an asset-based fee each based on account size and fund type for each retail account and certain institutional accounts. With respect to certain institutional retirement accounts, FSC receives an annual account fee and an asset-based fee based on account type or fund type. These annual account fees are subject to increase based on postal rate changes.
The asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 exceeds a positive or negative 15%.
FSC also collects small account fees from certain accounts with balances of less than $2,500.
In addition, FSC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in each Fidelity Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the Freedom Fund's assets that is invested in a fund. FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
Each fund has also entered into a service agent agreement with FSC, an affiliate of FMR. Under the terms of the agreements, FSC calculates the NAV and dividends for each fund, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are
 .0750% of the first $500 million of average net assets and .0375% of average net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 and a maximum of $800,000 per year.
Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by the funds to FSC for the past three fiscal years are shown in the table below.
               1997                1996         1995

INTERNATION     $    600,005        $ 541,422    $ 462,071
AL GROWTH
& INCOME

DIVERSIFIED     $    603,478        $ 339,831    $ 177,924
INTERNATION
AL

INTERNATION     $    229,548        $ 163,645    $ 43,939
AL VALUE

OVERSEAS        $    813,270        $ 800,990    $ 750,000

WORLDWIDE       $    590,839        $ 461,271    $ 360,752

For administering each fund's securities lending program, FSC receives fees based on the number and duration of individual securities loans.
   For the fiscal years ended October 31, 1997, 1996, and 1995 the funds paid no securities lending fees.
Each fund has entered into a distribution agreement with FDC, an affiliate of FMR organized as a Massachusetts corporation on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all
reasonable efforts, consistent with its o   ther business, to secure
purchasers for shares of the funds, which are continuously offered at
NAV. Promotional and     administrative expenses in connection with
the offer and sale of shares are paid by FMR.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Fidelity International Growth & Income, Fidelity Diversified International Fund, Fidelity International Value Fund, Fidelity Overseas Fund, and Fidelity Worldwide Fund are funds of Fidelity Investment Trust, an open-end management investment company originally organized as a Massachusetts business trust on April 20, 1984. On November 3, 1986, the trust's name was changed from Fidelity Overseas Fund to Fidelity Investment Trust. Currently, there are twenty-one funds of the trust: Fidelity Overseas Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Pacific Basin Fund, Fidelity New Markets Income Fund, Fidelity International Growth & Income Fund, Fidelity Global Bond Fund, Fidelity Canada Fund, Fidelity Worldwide Fund, Fidelity Diversified International Fund, Fidelity International Value Fund, Fidelity Japan Fund, Fidelity Emerging Markets Fund, Fidelity Latin America Fund, Fidelity Southeast Asia Fund, Fidelity France Fund, Fidelity Germany Fund, Fidelity Japan Small Companies Fund, Fidelity Hong Kong and China Fund, Fidelity Nordic Fund, and Fidelity United Kingdom Fund. The Declaration of trust permits the Trustees to create additional funds.
In the event that FMR ceases to be the investment adviser to the trust or a fund, the right of the trust or fund to use the identifying name "Fidelity" may be withdrawn. There is a remote possibility that one fund might become liable for any misstatement in its prospectus or statement of additional information about another fund.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of the respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. The trust is an entity of the type commonly known as "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees shall include a provision limiting the obligations created thereby to the trust and its assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or the fund as determined by the current value of each shareholder's investment in the fund or trust. If not so terminated, the trust and the funds will continue indefinitely. Each fund may invest all of its assets in another investment company.
CUSTODIAN. The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, New York , is custodian of the assets of the funds. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. The Bank of New York, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR.    Coopers & Lybrand L.L.P.    , One Post Office Square,
Boston, Massachusetts serves as the funds' independent accountant. The auditor examines financial statements for the funds and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
Each fund's financial statements and financial highlights for the fiscal period ended October 31, 1997, and report of the auditor, are included in the funds' Annual Report, which is a separate report supplied with this SAI. The funds' financial statements, including the financial highlights, and report of the auditor are incorporated herein by reference. For a free additional copy of the funds' Annual Report, contact Fidelity at 1-800-544-8888, 82 Devonshire Street, Boston, MA 02109.
APPENDIX
DESCRIPTION OF MOODY'S INVESTORS SERVICE CORPORATE BOND RATINGS:
AAA - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
CAA - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C - Bonds which are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
DESCRIPTION OF STANDARD & POOR'S CORPORATE BOND RATINGS:
AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.
       C    - The rating C is typically applied to debt subordinated
to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
CI - The rating CI is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.



FIDELITY'S TARGETED INTERNATIONAL EQUITY FUNDS

FIDELITY CANADA FUND, FIDELITY EMERGING MARKETS FUND, FIDELITY EUROPE FUND, FIDELITY EUROPE CAPITAL APPRECIATION FUND, FIDELITY FRANCE FUND, FIDELITY GERMANY FUND, FIDELITY HONG KONG & CHINA FUND, FIDELITY JAPAN FUND, FIDELITY JAPAN SMALL COMPANIES FUND, FIDELITY LATIN AMERICA FUND, FIDELITY NORDIC FUND, FIDELITY PACIFIC BASIN FUND, FIDELITY SOUTHEAST ASIA FUND, FIDELITY UNITED KINGDOM FUND

CROSS REFERENCE SHEET
FORM N-1A
ITEM NUMBER PROSPECTUS SECTION

1......................................   COVER PAGE

2A....................................    EXPENSES

  B, C................................    CONTENTS; THE FUNDS AT A GLANCE; WHO MAY WANT TO
                                          INVEST

3A....................................    FINANCIAL HIGHLIGHTS

  B....................................   *

C,D...................................    PERFORMANCE

4A  I.................................    CHARTER

      II...............................   THE FUNDS AT A GLANCE; INVESTMENT PRINCIPLES AND
                                          RISKS

B.....................................    INVESTMENT PRINCIPLES AND RISKS

  C....................................   WHO MAY WANT TO INVEST; INVESTMENT PRINCIPLES AND
                                          RISKS

5A....................................    CHARTER

B(I)................................      COVER PAGE: THE FUNDS AT A GLANCE; DOING BUSINESS
                                          WITH FIDELITY; CHARTER

     (II)..............................   CHARTER

     (III)...........................     EXPENSES; BREAKDOWN OF EXPENSES

  C................................       CHARTER

  C, D................................    CHARTER; BREAKDOWN OF EXPENSES

  E....................................   COVER PAGE; CHARTER

  F....................................   EXPENSES

G(I)..................................    CHARTER

(II)...................................   *

5A..................................      PERFORMANCE

6A I.................................     CHARTER

     II................................   HOW TO BUY SHARES; HOW TO SELL SHARES; TRANSACTION
                                          DETAILS; EXCHANGE RESTRICTIONS

     III...............................   CHARTER

  B....................................   *

  C....................................   EXCHANGE RESTRICTIONS; TRANSACTION DETAILS

  D....................................   *

  E....................................   DOING BUSINESS WITH FIDELITY; HOW TO BUY SHARES;
                                          HOW TO SELL SHARES; INVESTOR SERVICES

F,G...................................    DIVIDENDS, CAPITAL GAINS, AND TAXES

7A....................................    COVER PAGE; CHARTER

  B....................................   EXPENSES; HOW TO BUY SHARES; TRANSACTION DETAILS

  C....................................   SALES CHARGE REDUCTIONS AND WAIVERS

  D....................................   HOW TO BUY SHARES

E....................................     *

  F ................................      *

8......................................   HOW TO SELL SHARES; INVESTOR SERVICES; TRANSACTION
                                          DETAILS; EXCHANGE RESTRICTIONS

9......................................   *


*  Not Applicable
FIDELITY'S TARGETED INTERNATIONAL EQUITY FUNDS

FIDELITY CANADA FUND, FIDELITY EMERGING MARKETS FUND, FIDELITY EUROPE FUND, FIDELITY EUROPE CAPITAL APPRECIATION FUND, FIDELITY FRANCE FUND, FIDELITY GERMANY FUND, FIDELITY HONG KONG & CHINA FUND, FIDELITY JAPAN FUND, FIDELITY JAPAN SMALL COMPANIES FUND, FIDELITY LATIN AMERICA FUND, FIDELITY NORDIC FUND, FIDELITY PACIFIC BASIN FUND, FIDELITY SOUTHEAST ASIA FUND, FIDELITY UNITED KINGDOM FUND

CROSS REFERENCE SHEET
(continued)
FORM N-1A
ITEM NUMBER  STATEMENT OF ADDITIONAL INFORMATION SECTION

10,   11..........................        COVER PAGE

12....................................    DESCRIPTION OF THE TRUST

13A - C............................       INVESTMENT POLICIES AND LIMITATIONS

    D..................................   PORTFOLIO TRANSACTIONS

14A - C............................       TRUSTEES AND OFFICERS

15A..............................         *

    B..................................   *

    C..................................   TRUSTEES AND OFFICERS

16A I................................     FMR, PORTFOLIO TRANSACTIONS

       II..............................   TRUSTEES AND OFFICERS

       III.............................   MANAGEMENT CONTRACTS

     B.................................   MANAGEMENT CONTRACTS

     C, D.............................    CONTRACTS WITH FMR AFFILIATES

     E - G...........................     *

     H.................................   DESCRIPTION OF THE TRUST

     I.................................   CONTRACTS WITH FMR AFFILIATES

17A - D............................       PORTFOLIO TRANSACTIONS

     E..............................      *

18A..................................     DESCRIPTION OF THE TRUST

     B.................................   *

19A..................................     ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

    B..................................   ADDITIONAL PURCHASE AND REDEMPTION INFORMATION;
                                          VALUATION

    C..................................   *

20....................................    DISTRIBUTIONS AND TAXES

21A, B..............................      CONTRACTS WITH FMR AFFILIATES

     C.................................   *

22A..............................         *

B..............................           PERFORMANCE

23....................................    FINANCIAL STATEMENTS


* Not Applicable
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
To learn more about each fund and its investments, you can obtain a copy of each fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated December 30, 1997. The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity at 1-800-544-8888.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN
APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND
EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.
TIF-pro-1297
Each of these international funds is a growth fund and seeks to increase the value of your investment over the long-term by investing mainly in equity securities.

FIDELITY'S
TARGETED
INTERNATIONAL
EQUITY
FUNDS
 Fund Trading
 Number Symbol
Fidelity Canada Fund 309 FICDX
Fidelity Emerging Markets Fund 322 FEMKX
Fidelity Europe Fund 301 FIEUX
Fidelity Europe Capital  341 FECAX
  Appreciation Fund
Fidelity France Fund 345 FFRAF
Fidelity Germany Fund 346 FGERF
Fidelity Hong Kong and  352 FHKCX
  China Fund
Fidelity Japan Fund 350 FJAPX
Fidelity Japan Small  360 FJSCX
  Companies Fund
Fidelity Latin America Fund 349 FLATX
Fidelity Nordic Fund 342 FNORX
Fidelity Pacific Basin Fund 302 FPBFX
Fidelity Southeast Asia Fund 351 FSEAX
Fidelity United Kingdom Fund 344 FUTYF
PROSPECTUS
DECEMBER 30, 1997(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON,
MA 02109

CONTENTS



KEY FACTS                                THE FUNDS AT A GLANCE

                                         WHO MAY WANT TO INVEST

                                         EXPENSES EACH FUND'S SALES CHARGE (LOAD) AND ITS YEARLY
                                         OPERATING EXPENSES.

                                         FINANCIAL HIGHLIGHTS A SUMMARY OF EACH FUND'S FINANCIAL DATA.

                                         PERFORMANCE HOW EACH FUND HAS DONE OVER TIME.

THE FUNDS IN DETAIL                      CHARTER HOW EACH FUND IS ORGANIZED.

                                         INVESTMENT PRINCIPLES AND RISKS EACH FUND'S OVERALL
                                         APPROACH TO INVESTING.

                                         BREAKDOWN OF EXPENSES HOW OPERATING COSTS ARE CALCULATED
                                         AND WHAT THEY INCLUDE.

YOUR ACCOUNT                             DOING BUSINESS WITH FIDELITY

                                         TYPES OF ACCOUNTS DIFFERENT WAYS TO SET UP YOUR ACCOUNT,
                                         INCLUDING TAX-SHELTERED RETIREMENT PLANS.

                                         HOW TO BUY SHARES OPENING AN ACCOUNT AND MAKING
                                         ADDITIONAL INVESTMENTS.

                                         HOW TO SELL SHARES TAKING MONEY OUT AND CLOSING YOUR ACCOUNT.

                                         INVESTOR SERVICES SERVICES TO HELP YOU MANAGE YOUR ACCOUNT.

SHAREHOLDER AND ACCOUNT POLICIES         DIVIDENDS, CAPITAL GAINS, AND TAXES

                                         TRANSACTION DETAILS SHARE PRICE CALCULATIONS AND THE TIMING
                                         OF PURCHASES AND REDEMPTIONS.

                                         EXCHANGE RESTRICTIONS

                                         SALES CHARGE REDUCTIONS AND WAIVERS


   KEY FACTS


THE FUNDS AT A GLANCE
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager. Foreign affiliates of FMR may help choose investments for the funds.
As with any mutual fund, there is no assurance that a fund will achieve its goal.
CANADA FUND
GOAL: Long-term growth of capital.
STRATEGY: Invests mainly in equity securities of Canadian issuers.
SIZE: As of October 31, 1997, the fund had over $   96     million in
assets.
EMERGING MARKETS FUND
GOAL: Long-term growth of capital.
STRATEGY: Invests mainly in equity securities of emerging market issuers. These countries can be found in regions such as Southeast Asia, Latin America, and Eastern Europe.
SIZE: As of October 31, 1997, the fund had over $   499 m    illion in
assets.
EUROPE FUND
GOAL: Long-term growth of capital.
STRATEGY: Invests mainly in equity securities of European issuers.
SIZE: As of October 31, 1997, the fund had over $   916     million in
assets.
EUROPE CAPITAL APPRECIATION FUND
GOAL: Long-term growth of capital.
STRATEGY: Invests mainly in equity securities of Eastern and Western European issuers.
SIZE: As of October 31, 1997, the fund had over $   372     million in
assets.
FRANCE FUND
GOAL: Long-term growth of capital.
STRATEGY: Invests mainly in equity securities of French issuers.
SIZE: As of October 31, 1997, the fund had over $   5     million in
assets.
GERMANY FUND
GOAL: Long-term growth of capital.
STRATEGY: Invests mainly in equity securities of German issuers.
SIZE: As of October 31, 1997, the fund had over $   12     million in
assets.
HONG KONG AND CHINA FUND
GOAL: Long-term growth of capital.
STRATEGY: Invests mainly in equity securities of Hong Kong and Chinese issuers.
SIZE: As of October 31, 1997, the fund had over $   177     million in
assets.
JAPAN FUND
GOAL: Long-term growth of capital.
STRATEGY: Invests mainly in equity securities of Japanese issuers.
SIZE: As of October 31, 1997, the fund had over $   255     million in
assets.
JAPAN SMALL COMPANIES FUND
GOAL: Long-term growth of capital.
STRATEGY: Invests mainly in equity securities of Japanese issuers with small market capitalizations.
SIZE: As of October 31, 1997, the fund had over $   84     million in
assets.
LATIN AMERICA FUND
GOAL: High total investment return.
STRATEGY: Invests mainly in equity and debt securities of Latin
American issuers.
SIZE: As of October 31, 1997, the fund had over $   808     million in
assets.
NORDIC FUND
GOAL: Long-term growth of capital.
STRATEGY: Invests mainly in equity securities of issuers in Denmark, Finland, Norway, and Sweden.
SIZE: As of October 31, 1997, the fund had over $   73     million in
assets.
PACIFIC BASIN FUND
GOAL: Long-term growth of capital.
STRATEGY: Invests mainly in equity securities of Pacific Basin issuers.
SIZE: As of October 31, 1997, the fund had over $   239     million in
assets.
SOUTHEAST ASIA FUND
GOAL: Long-term growth of capital.
STRATEGY: Invests mainly in equity securities of Southeast Asian issuers. The fund does not anticipate investing in Japan.
SIZE: As of October 31, 1997, the fund had over $   278     million in
assets.
UNITED KINGDOM FUND
GOAL: Long-term growth of capital.
STRATEGY: Invests mainly in equity securities of British issuers.
SIZE: As of October 31, 1997, the fund had over $   5     million in
assets.
WHO MAY WANT TO INVEST
The funds are designed for investors looking to target a particular region, country, or emerging market. By including international investments in your portfolio, you can achieve additional diversification and participate in growth opportunities around the world. However, it is important to note that investments in foreign securities involve risks in addition to those of U.S. investments.
The value of the funds' investments will vary from day to day, and generally reflect market conditions, interest rates, and other company, political, or economic news both here and abroad. In the short-term, stock prices can fluctuate dramatically in response to these factors. The securities of small, less well-known companies may be more volatile than those of larger companies. Over time, however, stocks have shown greater growth potential than other types of securities. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations. When you sell your shares, they may be worth more or less than what you paid for them. By themselves, the funds do not constitute a balanced investment plan.
France Fund, Germany Fund, Hong Kong and China Fund, Japan Small Companies Fund, Nordic Fund and United Kingdom Fund are non-diversified funds. Non-diversified funds may invest a greater portion of their assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single issuer could cause greater fluctuations in share value than would occur in a more diversified fund.

(CHECKMARK)
THE SPECTRUM OF FIDELITY FUNDS
BROAD CATEGORIES OF FIDELITY FUNDS ARE PRESENTED HERE IN ORDER OF ASCENDING RISK. GENERALLY, INVESTORS SEEKING TO MAXIMIZE RETURN MUST ASSUME GREATER RISK. THE FUNDS IN THIS PROSPECTUS ARE IN THE
GROWTH CATEGORY.
(SOLID BULLET) MONEY MARKET SEEKS INCOME AND STABILITY BY INVESTING IN HIGH-QUALITY, SHORT-TERM INVESTMENTS.
(SOLID BULLET) INCOME SEEKS INCOME BY INVESTING IN BONDS.
(SOLID BULLET) GROWTH AND INCOME SEEKS LONG-TERM GROWTH AND INCOME BY INVESTING IN STOCKS AND BONDS.
(RIGHT ARROW) GROWTH SEEKS LONG-TERM GROWTH BY INVESTING MAINLY IN
STOCKS.
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of a fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. Lower sales charges may be available for accounts over $250,000. See "Transaction Details," page , and "Sales Charge Reductions and Waivers," page , for an explanation of how and when these charges apply.
ANNUAL FUND OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to FMR that, for Canada Fund, Europe Fund, Europe Capital Appreciation Fund, Japan Fund, Pacific Basin Fund and Southeast Asia Fund, varies based on its performance. Each fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. A fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" page ).
The following figures are based on historical expenses of each fund and are calculated as a percentage of average net assets of each fund. A portion of the brokerage commissions that a fund pays is used to
reduce that fund's expenses. In addition,    certain     fund   s
ha   ve     entered into arrangements with    their
custodian   s     and transfer agent   s     whereby credits realized
as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total fund operating expenses for the affected funds presented in the table would have been as follows:
FUND                    %

CANADA FUND                .92    %

EMERGING                   1.35    %
MARKETS FUND

   EUROPE FUND             1.18%

EUROPE CAPITAL             1.07    %
APPRECIATION FUND

JAPAN FUND                 1.40    %

   JAPAN SMALL             1.34%
   COMPANIES FUND

   LATIN AMERICA           1.29%
   FUND

PACIFIC BASIN              1.31    %
FUND

UNITED KINGDOM             1.99    %
FUND

EXAMPLES: Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder transaction expenses and each fund's annual operating expenses are exactly as just described. For every $1,000 you invested, the tables below show how much you would pay in total expenses if you close your account after the number of years indicated.
The examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses or returns, all of which may vary.
      TRANSACTION EXPENSES   OPERATING EXPENSES   EXAMPLES


CANA    MAXIMUM SALES CHARGE        3.00%    MANAGEMENT FEE             .39    %          1 YEAR     $    39
DA      ON PURCHASES
FUND    (AS A % OF OFFERING
        PRICE)

        SALES CHARGE ON             NONE     12B-1 FEE               NONE                 3 YEARS    $    59
        REINVESTED DISTRIBUTIONS

        DEFERRED SALES CHARGE ON    NONE     OTHER EXPENSES             .54    %          5 YEARS    $    80
        REDEMPTIONS

        REDEMPTION FEE              1.50%    TOTAL FUND OPERATING       .93    %          10 YEARS   $    141
        (SHORT-TERM TRADING FEE)             EXPENSES
        ON SHARES HELD LESS THAN
        90 DAYS (AS A % OF
        AMOUNT REDEEMED)

        EXCHANGE FEE                NONE

        ANNUAL ACCOUNT              $12.00
        MAINTENANCE FEE
        (FOR ACCOUNTS UNDER
        $2,500)

EMER    MAXIMUM SALES CHARGE        3.00%    MANAGEMENT FEE             .75    %          1 YEAR     $    43
GING    ON PURCHASES
MARK    (AS A % OF OFFERING
ETS     PRICE)
FUND

        SALES CHARGE ON             NONE     12B-1 FEE               NONE                 3 YEARS    $    72
        REINVESTED DISTRIBUTIONS

        DEFERRED SALES CHARGE ON    NONE     OTHER EXPENSES             .61    %          5 YEARS    $    102
        REDEMPTIONS

        REDEMPTION FEE              1.50%    TOTAL FUND OPERATING       1.36    %         10 YEARS   $    189
        (SHORT-TERM TRADING FEE)             EXPENSES
        ON SHARES HELD LESS THAN
        90 DAYS (AS A % OF
        AMOUNT REDEEMED)

        EXCHANGE FEE                NONE

        ANNUAL ACCOUNT              $12.00
        MAINTENANCE FEE
        (FOR ACCOUNTS UNDER
        $2,500)


      TRANSACTION EXPENSES   OPERATING EXPENSES   EXAMPLES


EUROP    MAXIMUM SALES CHARGE        3.00%    MANAGEMENT FEE             .78    %          1 YEAR     $    42
E        ON PURCHASES
FUND     (AS A % OF OFFERING
         PRICE)

         SALES CHARGE ON             NONE     12B-1 FEE               NONE                 3 YEARS    $    67
         REINVESTED DISTRIBUTIONS

         DEFERRED SALES CHARGE ON    NONE     OTHER EXPENSES             .41    %          5 YEARS    $    93
         REDEMPTIONS

         REDEMPTION FEE              1.00%    TOTAL FUND OPERATING       1.19    %         10 YEARS   $    170
         (SHORT-TERM TRADING FEE)             EXPENSES
         ON SHARES HELD LESS THAN
         90 DAYS (AS A % OF
         AMOUNT REDEEMED)

         EXCHANGE FEE                NONE

         ANNUAL ACCOUNT              $12.00
         MAINTENANCE FEE
         (FOR ACCOUNTS UNDER
         $2,500)

EUROP    MAXIMUM SALES CHARGE        3.00%    MANAGEMENT FEE             .65    %          1 YEAR     $    41
E        ON PURCHASES
CAPIT    (AS A % OF OFFERING
AL       PRICE)
APPR
ECIATI
ON
FUND

         SALES CHARGE ON             NONE     12B-1 FEE               NONE                 3 YEARS    $    64
         REINVESTED DISTRIBUTIONS

         DEFERRED SALES CHARGE ON    NONE     OTHER EXPENSES             .45    %          5 YEARS    $    89
         REDEMPTIONS

         REDEMPTION FEE              1.00%    TOTAL FUND OPERATING       1.10    %         10 YEARS   $    160
         (SHORT-TERM TRADING FEE)             EXPENSES
         ON SHARES HELD LESS THAN
         90 DAYS (AS A % OF
         AMOUNT REDEEMED)

         EXCHANGE FEE                NONE

         ANNUAL ACCOUNT              $12.00
         MAINTENANCE FEE
         (FOR ACCOUNTS UNDER
         $2,500)

FRANC    MAXIMUM SALES CHARGE        3.00%    MANAGEMENT FEE             .00    %          1 YEAR     $    50
E        ON PURCHASES                         (AFTER REIMBURSEMENT)
FUND     (AS A % OF OFFERING
         PRICE)

         SALES CHARGE ON             NONE     12B-1 FEE               NONE                 3 YEARS    $    91
         REINVESTED DISTRIBUTIONS

         DEFERRED SALES CHARGE ON    NONE     OTHER EXPENSES             2.00    %         5 YEARS    $    135
         REDEMPTIONS                          (AFTER
                                              REIMBURSEMENT)

         REDEMPTION FEE              1.50%    TOTAL FUND OPERATING       2.00    %         10 YEARS   $    256
         (SHORT-TERM TRADING FEE)             EXPENSES
         ON SHARES HELD LESS THAN             (AFTER
         90 DAYS (AS A % OF                   REIMBURSEMENT)
         AMOUNT REDEEMED)

         EXCHANGE FEE                NONE

         ANNUAL ACCOUNT              $12.00
         MAINTENANCE FEE
         (FOR ACCOUNTS UNDER
         $2,500)

GERM     MAXIMUM SALES CHARGE        3.00%    MANAGEMENT FEE             .48    %          1 YEAR     $    50
ANY      ON PURCHASES                         (AFTER REIMBURSEMENT)
FUND     (AS A % OF OFFERING
         PRICE)

         SALES CHARGE ON             NONE     12B-1 FEE               NONE                 3 YEARS    $    91
         REINVESTED DISTRIBUTIONS

         DEFERRED SALES CHARGE ON    NONE     OTHER EXPENSES             1.52    %         5 YEARS    $    135
         REDEMPTIONS                          (AFTER
                                              REIMBURSEMENT)

         REDEMPTION FEE              1.50%    TOTAL FUND OPERATING       2.00    %         10 YEARS   $    256
         (SHORT-TERM TRADING FEE)             EXPENSES
         ON SHARES HELD LESS THAN             (AFTER
         90 DAYS (AS A % OF                   REIMBURSEMENT)
         AMOUNT REDEEMED)

         EXCHANGE FEE                NONE

         ANNUAL ACCOUNT              $12.00
         MAINTENANCE FEE
         (FOR ACCOUNTS UNDER
         $2,500)


      TRANSACTION EXPENSES   OPERATING EXPENSES   EXAMPLES


HONG     MAXIMUM SALES CHARGE        3.00%    MANAGEMENT FEE             .75    %          1 YEAR     $    43
KONG     ON PURCHASES
AND      (AS A % OF OFFERING
CHINA    PRICE)
FUND

         SALES CHARGE ON             NONE     12B-1 FEE               NONE                 3 YEARS    $    70
         REINVESTED DISTRIBUTIONS

         DEFERRED SALES CHARGE ON    NONE     OTHER EXPENSES             .56    %          5 YEARS    $    100
         REDEMPTIONS

         REDEMPTION FEE              1.50%    TOTAL FUND OPERATING       1.31    %         10 YEARS   $    183
         (SHORT-TERM TRADING FEE)             EXPENSES
         ON SHARES HELD LESS THAN
         90 DAYS (AS A % OF
         AMOUNT REDEEMED)

         EXCHANGE FEE                NONE

         ANNUAL ACCOUNT              $12.00
         MAINTENANCE FEE
         (FOR ACCOUNTS UNDER
         $2,500)

JAPA     MAXIMUM SALES CHARGE        3.00%    MANAGEMENT FEE             .93    %          1 YEAR     $    44
N        ON PURCHASES
FUND     (AS A % OF OFFERING
         PRICE)

         SALES CHARGE ON             NONE     12B-1 FEE               NONE                 3 YEARS    $    74
         REINVESTED DISTRIBUTIONS

         DEFERRED SALES CHARGE ON    NONE     OTHER EXPENSES             .49    %          5 YEARS    $    105
         REDEMPTIONS

         REDEMPTION FEE              1.50%    TOTAL FUND OPERATING       1.42    %         10 YEARS   $    195
         (SHORT-TERM TRADING FEE)             EXPENSES
         ON SHARES HELD LESS THAN
         90 DAYS (AS A % OF
         AMOUNT REDEEMED)

         EXCHANGE FEE                NONE

         ANNUAL ACCOUNT              $12.00
         MAINTENANCE FEE
         (FOR ACCOUNTS UNDER
         $2,500)

JAPA     MAXIMUM SALES CHARGE        3.00%    MANAGEMENT FEE             .75    %          1 YEAR     $    43
N        ON PURCHASES
SMALL    (AS A % OF OFFERING
COMP     PRICE)
ANIES
FUND

         SALES CHARGE ON             NONE     12B-1 FEE               NONE                 3 YEARS    $    71
         REINVESTED DISTRIBUTIONS

         DEFERRED SALES CHARGE ON    NONE     OTHER EXPENSES             .60    %          5 YEARS    $    102
         REDEMPTIONS

         REDEMPTION FEE              1.50%    TOTAL FUND OPERATING       1.35    %         10 YEARS   $    188
         (SHORT-TERM TRADING FEE)             EXPENSES
         ON SHARES HELD LESS THAN
         90 DAYS (AS A % OF
         AMOUNT REDEEMED)

         EXCHANGE FEE                NONE

         ANNUAL ACCOUNT              $12.00
         MAINTENANCE FEE
         (FOR ACCOUNTS UNDER
         $2,500)

LATIN    MAXIMUM SALES CHARGE        3.00%    MANAGEMENT FEE             .75    %          1 YEAR     $    43
AMER     ON PURCHASES
ICA      (AS A % OF OFFERING
FUND     PRICE)

         SALES CHARGE ON             NONE     12B-1 FEE               NONE                 3 YEARS    $    70
         REINVESTED DISTRIBUTIONS

         DEFERRED SALES CHARGE ON    NONE     OTHER EXPENSES             .55    %          5 YEARS    $    99
         REDEMPTIONS

         REDEMPTION FEE              1.50%    TOTAL FUND OPERATING       1.30    %         10 YEARS   $    182
         (SHORT-TERM TRADING FEE)             EXPENSES
         ON SHARES HELD LESS THAN
         90 DAYS (AS A % OF
         AMOUNT REDEEMED)

         EXCHANGE FEE                NONE

         ANNUAL ACCOUNT              $12.00
         MAINTENANCE FEE
         (FOR ACCOUNTS UNDER
         $2,500)


      TRANSACTION EXPENSES   OPERATING EXPENSES   EXAMPLES


NORDI   MAXIMUM SALES CHARGE        3.00%    MANAGEMENT FEE             .75    %          1 YEAR     $    44
C       ON PURCHASES
FUND    (AS A % OF OFFERING
        PRICE)

        SALES CHARGE ON             NONE     12B-1 FEE               NONE                 3 YEARS    $    74
        REINVESTED DISTRIBUTIONS

        DEFERRED SALES CHARGE ON    NONE     OTHER EXPENSES             .67    %          5 YEARS    $    105
        REDEMPTIONS

        REDEMPTION FEE              1.50%    TOTAL FUND OPERATING       1.42    %         10 YEARS   $    195
        (SHORT-TERM TRADING FEE)             EXPENSES
        ON SHARES HELD LESS THAN
        90 DAYS (AS A % OF
        AMOUNT REDEEMED)

        EXCHANGE FEE                NONE

        ANNUAL ACCOUNT              $12.00
        MAINTENANCE FEE
        (FOR ACCOUNTS UNDER
        $2,500)



PACIFI   MAXIMUM SALES CHARGE        3.00%    MANAGEMENT FEE             .70    %          1 YEAR     $    43
C        ON PURCHASES
BASIN    (AS A % OF OFFERING
FUND     PRICE)

         SALES CHARGE ON             NONE     12B-1 FEE               NONE                 3 YEARS    $    71
         REINVESTED DISTRIBUTIONS

         DEFERRED SALES CHARGE ON    NONE     OTHER EXPENSES             .62    %          5 YEARS    $    100
         REDEMPTIONS

         REDEMPTION FEE              1.00%    TOTAL FUND OPERATING       1.32    %         10 YEARS   $    184
         (SHORT-TERM TRADING FEE)             EXPENSES
         ON SHARES HELD LESS THAN
         90 DAYS (AS A % OF
         AMOUNT REDEEMED)

         EXCHANGE FEE                NONE

         ANNUAL ACCOUNT              $12.00
         MAINTENANCE FEE
         (FOR ACCOUNTS UNDER
         $2,500)

SOUTH    MAXIMUM SALES CHARGE        3.00%    MANAGEMENT FEE             .76    %          1 YEAR     $    43
EAST     ON PURCHASES
ASIA     (AS A % OF OFFERING
FUND     PRICE)

         SALES CHARGE ON             NONE     12B-1 FEE               NONE                 3 YEARS    $    71
         REINVESTED DISTRIBUTIONS

         DEFERRED SALES CHARGE ON    NONE     OTHER EXPENSES             .56    %          5 YEARS    $    100
         REDEMPTIONS

         REDEMPTION FEE              1.50%    TOTAL FUND OPERATING       1.32    %         10 YEARS   $    184
         (SHORT-TERM TRADING FEE)             EXPENSES
         ON SHARES HELD LESS THAN
         90 DAYS (AS A % OF
         AMOUNT REDEEMED)

         EXCHANGE FEE                NONE

         ANNUAL ACCOUNT              $12.00
         MAINTENANCE FEE
         (FOR ACCOUNTS UNDER
         $2,500)

UNITE    MAXIMUM SALES CHARGE        3.00%    MANAGEMENT FEE             .00    %          1 YEAR     $    50
D        ON PURCHASES                         (AFTER REIMBURSEMENT)
KING     (AS A % OF OFFERING
DOM      PRICE)
FUND

         SALES CHARGE ON             NONE     12B-1 FEE               NONE                 3 YEARS    $    91
         REINVESTED DISTRIBUTIONS

         DEFERRED SALES CHARGE ON    NONE     OTHER EXPENSES             2.00    %         5 YEARS    $    135
         REDEMPTIONS                          (AFTER
                                              REIMBURSEMENT)

         REDEMPTION FEE              1.50%    TOTAL FUND OPERATING       2.00    %         10 YEARS   $    256
         (SHORT-TERM TRADING FEE)             EXPENSES
         ON SHARES HELD LESS THAN             (AFTER
         90 DAYS (AS A % OF                   REIMBURSEMENT)
         AMOUNT REDEEMED)

         EXCHANGE FEE                NONE

         ANNUAL ACCOUNT              $12.00
         MAINTENANCE FEE
         (FOR ACCOUNTS UNDER
         $2,500)


FMR has voluntarily agreed to reimburse    France Fund, Germany
Fund,     and    United Kingdom Fund     to the extent that total
operating expenses exceed    2.00    % of each fund's average net
assets. If these agreements were not in effect, the management fee,
other expenses, and total operating expenses would have been    .75%,
2.86%, and 3.61%, respectively, for France Fund; .75%, 1.52    %   ,
    and    2.27%, respectively, for Germany Fund,     and    .75    %,
   3.11    %, and    3.86    %, respectively, for    United Kingdom
Fund    . Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, or extraordinary expenses.
FINANCIAL HIGHLIGHTS
The financial highlights tables that follow have been audited by either Coopers & Lybrand L.L.P. (Canada Fund, Emerging Markets Fund, Europe Fund, Japan Fund, and Pacific Basin Fund) or Price Waterhouse LLP (Europe Capital Appreciation Fund, France Fund, Germany Fund, Hong Kong and China Fund, Japan Small Companies Fund, Latin America Fund, Nordic Fund, Southeast Asia Fund, and United Kingdom Fund), independent accountants. The funds' financial highlights, financial statements, and reports of the auditors are included in the funds' Annual Report, and are incorporated by reference into (are legally a part of) the funds' SAI. Contact Fidelity for a free copy of the Annual Report or the SAI.
CANADA    FUND




   SELECTED
   PER-SHARE
   DATA AND
   RATIOS

   YEARS ENDED
1997            1996           1995             1994   H     1993      1992      1991      1990      1989       1988F
   OCTOBER 31

   NET ASSET
$    21.84      $ 17.55        $    17.18       $ 17.82      $ 14.23   $ 16.28   $ 13.57   $ 15.45   $ 12.74    $ 10.00
   VALUE,
   BEGINNING
   OF PERIOD

   INCOME

   FROM
   INVESTMENT
   OPERATIONS

    NET
   .03B         .08   B           .05           --           (.15)     (.02)B    .03B      .05B      .02B       .32
   INVESTMENT
   INCOME
   (LOSS)

    NET
   1.39         4.27              .33           (.60)        3.76      (1.11)    3.59      (1.24)    2.96       2.42
   REALIZED
   AND
   UNREALIZED
   GAIN (LOSS)

    TOTAL
   1.42         4.35              .38           (.60)        3.61      (1.13)    3.62      (1.19)    2.98       2.74
   FROM
   INVESTMENT
   OPERATIONS

   LESS
   DISTRIBUTION
   S

    FROM NET
   (.13)        (.08)             (.01)         --           (.02)     --        (.06)     (.01)     (.12)      --
   INVESTMENT
   INCOME

    FROM NET
   (4.29)       --                --            --           --        (.92)     (.85)     (.68)     (.15)C     --
   REALIZED
   GAIN

    IN EXCESS
   --           --                --            (.04)        --        --        --        --        --         --
   OF NET
   REALIZED
   GAIN

    TOTAL
   (4.42)       (.08)             (.01)         (.04)        (.02)     (.92)     (.91)     (.69)     (.27)      --
   DISTRIBUTIONS

   REDEMPTIO
   .04          .02               --               --           --        --        --        --        --         --
   N FEES
   ADDED TO
   PAID IN
   CAPITAL

   NET ASSET
$    18.88      $ 21.84        $    17.55       $ 17.18      $ 17.82   $ 14.23   $ 16.28   $ 13.57   $ 15.45    $ 12.74
   VALUE, END
   OF PERIOD

   TOTAL
   8.21%        24.99%            2.22%         (3.37)%      25.40%    (7.09)%   28.13%    (8.16)%   23.94%     27.40%
   RETURNE,G

   NET ASSETS,
$    96,458     $ 129,671      $    326,763     $ 368,330    $ 95,977  $ 21,701  $ 23,327  $ 17,736  $ 24,331   $ 10,802
   END OF
   PERIOD
   (000
   OMITTED)

   RATIO OF
   .93%         1.01%          1.09%   D        1.57%        2.00%   D 2.00%D    2.01%D    2.05%D    2.06%D     2.02%A,D
   EXPENSES
   TO AVERAGE
   NET ASSETS

   RATIO OF
   .92%I        .98%I             1.08%I        1.57%        2.00%     2.00%     2.01%     2.05%     2.06%      2.02%A
   EXPENSES
   TO AVERAGE
   NET
   ASSETS AFTER
   EXPENSE
   REDUCTIONS

   RATIO OF NET
   .18%         .40%              .26%          (.14)%       (.66)%    (.11)%    .17%      .34%      .16%       4.24%A
   INVESTMENT
   INCOME
   (LOSS)
   TO AVERAGE
   NET ASSETS

   PORTFOLIO
   139%         139%              75%           59%          131%      55%       68%       164%      152%       401%A
   TURNOVER
   RATE

   AVERAGE
   $ .0242         $ .0276
   COMMISSIO
   N RATEJ


   A ANNUALIZED
   B NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   C INCLUDES AMOUNTS DISTRIBUTED FROM NET REALIZED GAINS ON FOREIGN CURRENCY RELATED TRANSACTIONS TAXABLE AS ORDINARY INCOME.
   D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   E THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   F FROM NOVEMBER 17, 1987 (COMMENCEMENT OF OPERATIONS) TO OCTOBER
31, 1988.
   G TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED AND DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   H EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
   I FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
   J FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
   EMERGING MARKETS FUND

   SELECTED
   PER-SHARE
   DATA AND
   RATIOS

   YEARS ENDED          1997               1996             1995          1994E         1993        1992       1991D
   OCTOBER 31

   NET ASSET            $    16.61         $ 15.14          $ 19.25       $ 16.18       $ 11.05     $ 10.40    $ 10.00
   VALUE,
   BEGINNING
   OF PERIOD

   INCOME
   FROM
   INVESTMENT
   OPERATIONS

    NET                     .15C            .12   C          .05           .06           .06C        .08        .12
   INVESTMENT
   INCOME

    NET                     (6.17)          1.60             (4.13)        2.97          5.28        .76        .30
   REALIZED
   AND
   UNREALIZED
   GAIN (LOSS)

    TOTAL                   (6.02)          1.72             (4.08)        3.03          5.34        .84        .42
   FROM
   INVESTMENT
   OPERATIONS

   LESS
   DISTRIBUTION
   S

    FROM NET                (.13)           (.18)            (.04)         (.04)         (.08)       (.08)      (.04)
   INVESTMENT
   INCOME

    IN EXCESS               (.12)           (.09)            --            (.01)         --          --         --
   OF NET
   INVESTMENT
   INCOME

    FROM NET                --              --               --            --            (.15)       (.14)      --
   REALIZED
   GAIN

    TOTAL                   (.25)           (.27)            (.04)         (.05)         (.23)       (.22)      (.04)
   DISTRIBUTIONS

   REDEMPTIO                .01             .02              .01           .09           .02         .03        .02
   N FEES
   ADDED TO
   PAID IN
   CAPITAL

   NET ASSET            $    10.35         $ 16.61          $ 15.14       $ 19.25       $ 16.18     $ 11.05    $ 10.40
   VALUE, END
   OF PERIOD

   TOTAL                    (36.74)%        11.69%           (21.17)%      19.32%        49.58%      8.56%      4.41%
   RETURNA,F

   NET ASSETS,          $    499,168       $ 1,263,164      $ 1,095,583   $ 1,976,371   $ 757,737   $ 13,732   $ 6,450
   END OF
   PERIOD
   (000
   OMITTED)

   RATIO OF                 1.36%           1.30%            1.28%         1.52%         1.91%       2.60%B     2.60%B
   EXPENSES
   TO AVERAGE
   NET ASSETS

   RATIO OF                 1.35%G          1.29%G           1.28%         1.52%         1.91%       2.60%      2.60%
   EXPENSES TO
   AVERAGE NET
   ASSETS AFTER

   EXPENSE
   REDUCTIONS

   RATIO OF NET             .89%            .74%             .46%          .39%          .44%        .90%       1.34%
   INVESTMENT
   INCOME TO

   AVERAGE NET
   ASSETS

   PORTFOLIO                69%             77%              78%           107%          57%         159%       45%
   TURNOVER
   RATE

   AVERAGE                 $ .0020            $ .0017
   COMMISSIO
   N RATEH


   A TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   B LIMITED IN ACCORDANCE WITH A STATE EXPENSE LIMITATION.
   C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   D FROM NOVEMBER 1, 1990 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31,
1991.
   E EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
   F THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
   H FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
   EUROPE FUND



   SELECTED
PER-SHARE
DATA AND
RATIOS

YEARS ENDED
1997      1996      1995      1994G     1993      1992D     1991            1990            1989            1988
OCTOBER 31

NET ASSET
$ 27.12   $ 23.51   $ 21.18   $ 18.43   $ 15.12   $ 15.93   $ 16.28        $ 15.04         $ 12.96          $ 12.09
VALUE,
BEGINNING
OF PERIOD

INCOME
FROM
INVESTMENT
OPERATIONS

 NET
 .44I      .30I      .27       .18       .25       .27       .43F            .46             .25H      .12
INVESTMENT
INCOME

 NET
5.44      4.23      2.37      2.65      3.35      (.57)     (.40)           .97             2.11             .75
REALIZED AND
UNREALIZED
GAIN (LOSS)

 TOTAL
5.88      4.53      2.64      2.83      3.60      (.30)     .03             1.43            2.36             .87
FROM
INVESTMENT
OPERATIONS

LESS
DISTRIBUTION
S

 FROM NET
(.24)     (.12)     (.20)     (.08)     (.29)     (.48)     (.35)           (.19)           (.24)            --
INVESTMENT
INCOME

 FROM NET
(1.73)    (.81)     (.11)     --        --        (.03)B    (.03)B          --              (.04)B           --
REALIZED
GAIN

 TOTAL
(1.97)    (.93)     (.31)     (.08)     (.29)     (.51)     (.38)           (.19)           (.28)            --
DISTRIBUTIONS

REDEMPTIO
 .02       .01       --        --        --        --        --              --              --               --
N FEES
ADDED TO
PAID IN
CAPITAL

NET ASSET
$ 31.05   $ 27.12   $ 23.51   $ 21.18   $ 18.43   $ 15.12   $ 15.93        $ 16.28         $ 15.04          $ 12.96
VALUE, END
OF PERIOD

TOTAL
23.35%    20.14%    12.76%    15.41%    24.24%    (1.89)%   .15%            9.50%           18.62%           7.20%
RETURNC,E

NET ASSETS,
$ 916,108 $ 691,762 $ 492,867 $ 507,460 $ 528,929 $ 431,223 $ 297,831      $ 389,273       $ 97,288         $ 102,029
END OF
PERIOD
(000
OMITTED)

RATIO OF
1.19%     1.27%     1.18%H    1.35%     1.25%     1.22%     1.31%           1.45%           1.89%H    2.66%
EXPENSES
TO AVERAGE
NET ASSETS

RATIO OF
 1.18%J   1.27%     1.18%     1.35%     1.25%     1.22%     1.31%    1.45%    1.89%     2.66%
EXPENSES TO
AVERAGE NET
ASSETS
AFTER
EXPENSE
REDUCTIONS

RATIO OF NET
1.53%     1.20%     1.12%     .85%      1.44%     2.38%     2.83%           2.87%           1.67%            .97%
INVESTMENT
INCOME TO
AVERAGE
NET ASSETS

PORTFOLIO
57%       45%       38%       49%       76%       95%       80%             148%            160%             180%
TURNOVER
RATE

AVERAGE
$ .0344   $ .0299
COMMISSIO
N RATEA


   A FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
   B INCLUDES AMOUNTS DISTRIBUTED FROM NET REALIZED GAINS ON FOREIGN CURRENCY RELATED TRANSACTIONS TAXABLE AS ORDINARY INCOME.
   C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   D AS OF NOVEMBER 1, 1991, THE FUND DISCONTINUED THE USE OF EQUALIZATION ACCOUNTING.
   E THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   F INCLUDES $.05 PER SHARE FROM RECOVERY OF FOREIGN TAXES PREVIOUSLY WITHHELD ON DIVIDEND AND INTEREST PAYMENTS.
   G EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
   H FMR OR FSC AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   I NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   J FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
   EUROPE CAPITAL APPRECIATION FUND

   SELECTED
   PER-SHARE
   DATA AND
   RATIOS

   YEARS ENDED          1997               1996             1995            1994B
   OCTOBER 31

   NET ASSET            $    14.07         $ 12.08          $ 11.35         $ 10.00
   VALUE,
   BEGINNING
   OF PERIOD

   INCOME
   FROM
   INVESTMENT
   OPERATIONS

    NET                     .20E            .22   H          .23             .08E
   INVESTMENT
   INCOME

    NET                     3.81            2.00             .50             1.27
   REALIZED
   AND
   UNREALIZED
   GAIN (LOSS)

    TOTAL                   4.01            2.22             .73             1.35
   FROM
   INVESTMENT
   OPERATIONS

   LESS
   DISTRIBUTIONS

    FROM NET                (.23)              (.23)            --              --
   INVESTMENT
   INCOME

    FROM NET                (1.29)             --               --              --
   REALIZED
   GAIN

    TOTAL                   (1.52)             (.23)            --              --
   DISTRIBUTIONS

   REDEMPTIO                .01                --               --              --
   N FEES
   ADDED TO
   PAID IN
   CAPITAL

   NET ASSET            $    16.57         $ 14.07          $ 12.08         $ 11.35
   VALUE, END
   OF PERIOD

   TOTAL                    31.57%          18.74%              6.43%        13.50%
   RETURNC,F

   NET ASSETS,          $    372,049       $ 170,192        $ 194,433       $ 352,855
   END OF
   PERIOD
   (000
   OMITTED)

   RATIO OF                 1.10%           1.33%               1.36%        1.54%A
   EXPENSES
   TO AVERAGE
   NET ASSETS

   RATIO OF                 1.07%    G      1.30%G           1.36%           1.54%   A
   EXPENSES
   TO AVERAGE
   NET ASSETS
   AFTER
   EXPENSE
   REDUCTIONS

   RATIO OF NET             1.33%           1.66%               1.45%        .79%A
   INVESTMENT
   INCOME TO
   AVERAGE NET
   ASSETS

   PORTFOLIO                189%            155%                176%         317%A
   TURNOVER
   RATE

   AVERAGE                 $ .0254            $ .0245
   COMMISSIO
   N RATED


   A ANNUALIZED
   B DECEMBER 21, 1993 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31,
1994.
   C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED AND DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   D FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
   E NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   F THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
   H INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.04 PER SHARE.
   FRANCE FUND
   SELECTED
   PER-SHARE
   DATA AND
   RATIOS

   YEARS ENDED             1997             1996E
   OCTOBER 31

   NET ASSET               $ 12.24          $ 10.00
   VALUE,
   BEGINNING
   OF PERIOD

   INCOME
   FROM
   INVESTMENT
   OPERATIONS

    NET                     .10F             .23
   INVESTMENT
   INCOME

    NET                     1.66             1.98
   REALIZED
   AND
   UNREALIZED
   GAIN (LOSS)

    TOTAL                   1.76             2.21
   FROM
   INVESTMENT
   OPERATIONS

   LESS
   DISTRIBUTIONS

    FROM NET                (.16)            (.04)
   INVESTMENT
   INCOME

    FROM NET                (.61)            --
   REALIZED
   GAIN

    TOTAL                   (.77)            (.04)
   DISTRIBUTIONS

   REDEMPTIO                .04              .07
   N FEES
   ADDED TO
   PAID IN
   CAPITAL

   NET ASSET               $ 13.27          $ 12.24
   VALUE, END
   OF PERIOD

   TOTAL                    15.63%           22.89%
   RETURNA,B

   NET ASSETS,             $ 5,578          $ 5,542
   END OF
   PERIOD
   (000
   OMITTED)

   RATIO OF                 2.00%C           2.00%C
   EXPENSES
   TO AVERAGE
   NET ASSETS

   RATIO OF NET             .78%             1.74%
   INVESTMENT
   INCOME TO
   AVERAGE NET
   ASSETS

   PORTFOLIO                150%             129%
   TURNOVER
   RATE

   AVERAGE                 $ .1749          $ .1932
   COMMISSIO
   N RATED

   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   D A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
   E FROM NOVEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31,
1996.
   F NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   GERMANY FUND
   SELECTED
   PER-SHARE
   DATA AND
   RATIOS

   YEARS ENDED             1997              1996E
   OCTOBER 31

   NET ASSET               $ 11.34           $ 10.00
   VALUE,
   BEGINNING
   OF PERIOD

   INCOME
   FROM
   INVESTMENT
   OPERATIONS

    NET                     (.02)F            .01
   INVESTMENT
   INCOME
   (LOSS)

    NET                     2.21              1.31
   REALIZED
   AND
   UNREALIZED
   GAIN (LOSS)

    TOTAL                   2.19              1.32
   FROM
   INVESTMENT
   OPERATIONS

   LESS
   DISTRIBUTIONS

    FROM NET                (.01)             --
   INVESTMENT
   INCOME

    FROM NET                (.35)             --
   REALIZED
   GAIN

    TOTAL                   (.36)             --
   DISTRIBUTIONS

   REDEMPTIO                .07               .02
   N FEES
   ADDED TO
   PAID IN
   CAPITAL

   NET ASSET               $ 13.24           $ 11.34
   VALUE, END
   OF PERIOD

   TOTAL                    20.47%            13.40%
   RETURNA,B

   NET ASSETS,             $ 12,732          $ 7,178
   END OF
   PERIOD
   (000
   OMITTED)

   RATIO OF                 2.00%C            2.00%C
   EXPENSES
   TO AVERAGE
   NET ASSETS

   RATIO OF NET             (.18)%            .12%
   INVESTMENT
   INCOME
   (LOSS) TO
   AVERAGE NET
   ASSETS

   PORTFOLIO                120%              133%
   TURNOVER
   RATE

   AVERAGE                 $ .1517           $ .1714
   COMMISSIO
   N RATED

   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   D A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
   E FROM NOVEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31,
1996.
   F NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   HONG KONG AND CHINA FUND
   SELECTED
   PER-SHARE
   DATA AND
   RATIOS

   YEARS ENDED             1997               1996C
   OCTOBER 31

   NET ASSET               $ 12.97            $ 10.00
   VALUE,
   BEGINNING
   OF PERIOD

   INCOME
   FROM
   INVESTMENT
   OPERATIONS

    NET                     .17                .29
   INVESTMENT
   INCOMED

    NET                     (1.95)             2.64
   REALIZED
   AND
   UNREALIZED
   GAIN (LOSS)

    TOTAL                   (1.78)             2.93
   FROM
   INVESTMENT
   OPERATIONS

   LESS
   DISTRIBUTIONS

    FROM NET                (.14)              (.01)
   INVESTMENT
   INCOME

    FROM NET                (.08)              --
   REALIZED
   GAIN

    TOTAL                   (.22)              (.01)
   DISTRIBUTIONS

   REDEMPTIO                .09                .05
   N FEES
   ADDED TO
   PAID IN
   CAPITAL

   NET ASSET               $ 11.06            $ 12.97
   VALUE, END
   OF PERIOD

   TOTAL                    (13.36)%           29.83%
   RETURNA

   NET ASSETS,             $ 177,416          $ 109,880
   END OF
   PERIOD
   (000
   OMITTED)

   RATIO OF                 1.31%              1.62%
   EXPENSES
   TO AVERAGE
   NET ASSETS

   RATIO OF NET             1.18%              2.53%
   INVESTMENT
   INCOME TO
   AVERAGE NET
   ASSETS

   PORTFOLIO                174%               118%
   TURNOVER
   RATE

   AVERAGE                 $ .0034            $ .0049
   COMMISSIO
   N RATEB

   A TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   B A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
   C FROM NOVEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31,
1996.
   D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   JAPAN FUND


   SELECTED

   PER-SHARE

   DATA AND

   RATIOS


   YEARS ENDED          1997               1996             1995               1994   G        1993         1992D

   OCTOBER 31


   NET ASSET            $    11.68         $ 12.08          $    14.27         $ 13.35         $ 9.84       $ 10.00

   VALUE,

   BEGINNING

   OF PERIOD


   INCOME

   FROM

   INVESTMENT

   OPERATIONS


    NET                     (.06)E          (.02)   E           (.02)           (.04)E          (.09)        --

   INVESTMENT

   INCOME

   (LOSS)


    NET                     (.55)           (.40)               (1.89)          1.31            3.60         (.16)

   REALIZED

   AND

   UNREALIZED

   GAIN (LOSS)

   ON

   INVESTMENTS


    TOTAL                   (.61)           (.42)               (1.91)          1.27            3.51         (.16)

   FROM

   INVESTMENT

   OPERATIONS


   LESS

   DISTRIBUTIONS




    FROM NET                (.01)              --               --                 --              --           --

   INVESTMENT

   INCOME


    FROM NET                --                 --               (.36)              (.39)           --           --

   REALIZED

   GAIN


    TOTAL                   (.01)              --               (.36)              (.39)           --           --

   DISTRIBUTIONS


   REDEMPTIO                .04             .02                 .08             .04             --           --

   N FEES

   ADDED TO

   PAID IN

   CAPITAL


   NET ASSET            $    11.10         $ 11.68          $    12.08         $ 14.27         $ 13.35      $ 9.84

   VALUE, END

   OF PERIOD


   TOTAL                    (4.89)%         (3.31)%             (12.96)%        10.45%          35.67%       (1.60)%

   RETURNC,F


   NET ASSETS,          $    255,555       $ 290,495        $    343,981       $ 469,639       $ 118,195    $ 2,953

   END OF

   PERIOD

   (000

   OMITTED)


   RATIO OF                 1.42%           1.15%               1.15%           1.42%           1.71%        2.00%A   ,B

   EXPENSES

   TO AVERAGE

   NET ASSETS


   RATIO OF                 1.40%H          1.14%H           1.15%              1.42%           1.71%        2.00%   A

   EXPENSES

   TO AVERAGE

   NET ASSETS

   AFTER

   EXPENSE

   REDUCTIONS


   RATIO OF NET             (.54)%          (.12)%              (.06)%          (.32)%          (.77)%       .03%A

   INVESTMENT

   INCOME

   (LOSS) TO

   AVERAGE NET

   ASSETS


   PORTFOLIO                70%             83%                 86%             153%            257%         --

   TURNOVER

   RATE


   AVERAGE                 $ .0269            $ .0364

   COMMISSIO

   N RATEI



   A ANNUALIZED
   B FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED AND DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   D FROM SEPTEMBER 15, 1992 (COMMENCEMENT OF OPERATIONS) TO OCTOBER
31, 1992.
   E NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   F THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   G EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
   H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
   I FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
   JAPAN SMALL COMPANIES FUND
   SELECTED
   PER-SHARE
   DATA AND
   RATIOS

   YEARS ENDED            1997               1996D
   OCTOBER 31

   NET ASSET              $ 9.13             $ 10.00
   VALUE,
   BEGINNING
   OF PERIOD

   INCOME
   FROM
   INVESTMENT
   OPERATIONS

    NET                    (.03)              (.03)
   INVESTMENT
   INCOME
   (LOSS)A

    NET                    (2.63)             (.87)
   REALIZED
   AND
   UNREALIZED
   GAIN (LOSS)

    TOTAL                  (2.66)             (.90)
   FROM
   INVESTMENT
   OPERATIONS

   LESS
   DISTRIBUTIONS

    IN EXCESS              (.01)F             --
   OF NET
   INVESTMENT
   INCOME

    FROM NET               (.03)F             --
   REALIZED
   GAIN

    TOTAL                  (.04)              --
   DISTRIBUTIONS

   REDEMPTIO               .04                .03
   N FEES
   ADDED TO
   PAID IN
   CAPITAL

   NET ASSET              $ 6.47             $ 9.13
   VALUE, END
   OF PERIOD

   TOTAL                   (28.80)%           (8.70)%
   RETURNB,G

   NET ASSETS,            $ 84,274           $ 105,664
   END OF
   PERIOD
   (000
   OMITTED)

   RATIO OF                1.35%              1.34%
   EXPENSES
   TO AVERAGE
   NET ASSETS

   RATIO OF                1.34%E             1.34%
   EXPENSES
   TO AVERAGE
   NET ASSETS
   AFTER
   EXPENSE
   REDUCTIONS

   RATIO OF NET            (.46)%             (.32)%
   INVESTMENT
   INCOME
   (LOSS) TO
   AVERAGE NET
   ASSETS

   PORTFOLIO               101%               66%
   TURNOVER
   RATE

   AVERAGE                $ .0511            $ .0578
   COMMISSIO
   N RATEC

   A NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   C A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
   D FROM NOVEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31,
1996.
   E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
   F THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
   G THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
LATIN AMERICA FUND

   SELECTED
   PER-SHARE
   DATA AND
   RATIOS

   YEARS ENDED          1997               1996             1995            1994D           1993C
   OCTOBER 31

   NET ASSET            $    12.59         $ 9.75           $ 16.21         $ 13.28         $ 10.00
   VALUE,
   BEGINNING
   OF PERIOD

   INCOME
   FROM
   INVESTMENT
   OPERATIONS

    NET                     .20G            .22              .04             .07             .03
   INVESTMENT
   INCOME

    NET                     2.92            2.72             (6.52)          2.82            3.23
   REALIZED
   AND
   UNREALIZED
   GAIN (LOSS)

    TOTAL                   3.12            2.94             (6.48)          2.89            3.26
   FROM
   INVESTMENT
   OPERATIONS

   LESS
   DISTRIBUTIONS

    FROM NET                (.23)           (.12)            --              (.05)           --
   INVESTMENT
   INCOME

    FROM NET                --              --               --              (.05)           --
   REALIZED
   GAIN

    TOTAL                   (.23)           (.12)            --              (.10)           --
   DISTRIBUTIONS

   REDEMPTIO                .03             .02              .02             .14             .02
   N FEES
   ADDED TO
   PAID IN
   CAPITAL

   NET ASSET            $    15.51         $ 12.59          $ 9.75          $ 16.21         $ 13.28
   VALUE, END
   OF PERIOD

   TOTAL                    25.42%          30.69%           (39.85)%        22.89%          32.80%
   RETURNB,H

   NET ASSETS,          $    808,542       $ 557,889        $ 466,289       $ 888,530       $ 342,934
   END OF
   PERIOD
   (000
   OMITTED)

   RATIO OF                 1.30%           1.32%            1.41%           1.48%           1.94%A
   EXPENSES
   TO AVERAGE
   NET ASSETS

   RATIO OF                 1.29%F             1.32%            1.41%           1.48%           1.94%A
   EXPENSES
   TO AVERAGE
   NET ASSETS
   AFTER
   EXPENSE
   REDUCTIONS

   RATIO OF NET             1.19%           1.48%            .97%            .47%            1.21%A
   INVESTMENT
   INCOME TO
   AVERAGE NET
   ASSETS

   PORTFOLIO                64%             70%              57%             77%             72%A
   TURNOVER
   RATE

   AVERAGE                 $ .0005            $ .0004
   COMMISSIO
   N RATEE


   A ANNUALIZED
   B TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED AND DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   C FROM APRIL 19, 1993 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31,
1993.
   D EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
   E FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
   F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
   G NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   H THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
NORDIC FUND
   SELECTED
   PER-SHARE
   DATA AND
   RATIOS

   YEARS ENDED             1997              1996E
   OCTOBER 31

   NET ASSET               $ 12.77           $ 10.00
   VALUE,
   BEGINNING
   OF PERIOD

   INCOME
   FROM
   INVESTMENT
   OPERATIONS

    NET                     .10               .17F
   INVESTMENT
   INCOMEG

    NET                     3.19              2.57
   REALIZED
   AND
   UNREALIZED
   GAIN (LOSS)

    TOTAL                   3.29              2.74
   FROM
   INVESTMENT
   OPERATIONS

   LESS
   DISTRIBUTIONS

    FROM NET                (.05)             --
   INVESTMENT
   INCOME

    FROM NET                (.10)             --
   REALIZED
   GAIN

    TOTAL                   (.15)             --
   DISTRIBUTIONS

   REDEMPTIO                .03               .03
   N FEES
   ADDED TO
   PAID IN
   CAPITAL

   NET ASSET               $ 15.94           $ 12.77
   VALUE, END
   OF PERIOD

   TOTAL                    26.24%            27.70%
   RETURNA,B

   NET ASSETS,             $ 73,278          $ 30,871
   END OF
   PERIOD
   (000
   OMITTED)

   RATIO OF                 1.42%             2.00%C
   EXPENSES
   TO AVERAGE
   NET ASSETS

   RATIO OF NET             .67%              1.52%
   INVESTMENT
   INCOME TO
   AVERAGE NET
   ASSETS

   PORTFOLIO                74%               35%
   TURNOVER
   RATE

   AVERAGE                 $ .0485           $ .0523
   COMMISSIO
   N RATED

   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
   B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   D A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
   EFROM NOVEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31,
1996.
   F INVESTMENT INCOME PER SHARE REFLECTS SPECIAL DIVIDENDS WHICH AMOUNTED TO $.16 PER SHARE.
   G NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
PACIFIC BASIN    FUND


   SELECTED
PER-SHARE
DATA AND
RATIOS

YEARS ENDED
1997      1996           1995           1994A       1993        1992B       1991       1990        1989        1988
OCTOBER 31

NET ASSET
$ 14.65   $ 14.88     $ 19.96            $ 17.48    $ 12.00     $ 13.15     $ 12.89    $ 15.78     $ 13.99     $ 12.42
VALUE,
BEGINNING
OF PERIOD

INCOME
FROM
INVESTMENT
OPERATIONS

 NET
(.01)D      .05D        .07D             .10         .20         .08D        .02D       .12         (.027)D     --D
INVESTMENT
INCOME
(LOSS)

 NET
(1.16)      (.29)       (3.12)           2.78         5.39        (1.23)      .40        (2.37)      1.927       1.71
REALIZED AND
UNREALIZED
GAIN (LOSS)

 TOTAL
(1.17)      (.24)       (3.05)           2.88         5.59        (1.15)      .42        (2.25)      1.900       1.71
FROM
INVESTMENT
OPERATIONS

LESS
DISTRIBUTION
S

 FROM NET
(.01)       --          --              (.01)        (.11)       --          (.16)      (.01)       (.003)      --
INVESTMENT
INCOME

 IN EXCESS
(.07)       --          (.02)           (.11)         --          --          --         --          --          --
OF NET
INVESTMENT
INCOME

 FROM NET
--          --          (2.02)          (.28)         --          --          --         (.63)       (.107)C     (.14)C
REALIZED
GAIN

 TOTAL
(.08)       --          (2.04)          (.40)        (.11)       --          (.16)      (.64)       (.110)      (.14)
DISTRIBUTIONS

REDEMPTIO
 .01         .01         .01             --           --          --          --         --          --          --
N FEE
ADDED TO
PAID IN
CAPITAL

NET ASSET
$ 13.41     $ 14.65     $ 14.88        $ 19.96      $ 17.48     $ 12.00     $ 13.15    $ 12.89     $ 15.78     $ 13.99
VALUE, END
OF PERIOD

TOTAL
(7.97)%     (1.55)%     (15.87)%       16.88%        47.06%      (8.75)%     3.37%      (14.99)%    13.65%      13.82%
RETURNE,H

NET ASSETS,
$ 239,517   $ 572,150   $ 317,635      $ 553,532    $ 493,533   $ 116,277   $ 95,051   $ 86,354    $ 111,811   $ 136,060
END OF
PERIOD
(000
OMITTED)

RATIO OF
1.32%       1.26%       1.32%I          1.54%        1.59%       1.84%       1.88%      1.59%       1.40%       1.80%
EXPENSES
TO AVERAGE
NET ASSETS

RATIO OF
1.31%F      1.24%F      1.32%          1.54%          1.59%       1.84%       1.88%      1.59%       1.40%       1.80%
EXPENSES
TO AVERAGE
NET ASSETS
AFTER
EXPENSE
REDUCTIONS

RATIO OF NET
(.04)%      .30%        .44%           .04%           .15%        .65%        .12%       .88%        (.18)%      .04%
INVESTMENT
INCOME
(LOSS)
TO AVERAGE
NET ASSETS

PORTFOLIO
42%         85%         65%             88%          77%         105%        143%       118%        133%        228%
TURNOVER
RATE

AVERAGE          $ .0204     $ .0151
COMMISSIO
N RATEG



   A EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
   B AS OF NOVEMBER 1, 1991, THE FUND DISCONTINUED THE USE OF EQUALIZATION ACCOUNTING.
   C INCLUDES AMOUNTS DISTRIBUTED FROM NET REALIZED GAINS ON FOREIGN CURRENCY RELATED TRANSACTIONS TAXABLE AS ORDINARY INCOME.
   D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   E TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
   G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
   H THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   I FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
SOUTHEAST ASIA    FUND

   SELECTED
   PER-SHARE
   DATA AND
   RATIOS

   YEARS ENDED          1997               1996             1995               1994   F       1993D
   OCTOBER 31

   NET ASSET            $    14.69         $ 13.88          $    14.61         $ 13.24        $ 10.00
   VALUE,
   BEGINNING
   OF PERIOD

   INCOME
   FROM
   INVESTMENT
   OPERATIONS

    NET                     .04I,J          .14   I             .15             .04            .01
   INVESTMENT
   INCOME

    NET                     (4.62)          .87                 (.91)           1.23           3.22
   REALIZED
   AND
   UNREALIZED
   GAIN (LOSS)

    TOTAL                   (4.58)          1.01                (.76)           1.27           3.23
   FROM
   INVESTMENT
   OPERATIONS

   LESS
   DISTRIBUTION
   S

    FROM NET                (.10)           (.23)               --              (.04)          --
   INVESTMENT
   INCOME

    IN EXCESS               (.07)           --                  --              (.03)          --
   OF NET
   INVESTMENT
   INCOME

    FROM NET                (.40)              --               --                 --             --
   REALIZED
   GAIN

    TOTAL                   (.57)           (.23)               --              (.07)          --
   DISTRIBUTIONS

   REDEMPTIO                .01             .03                 .03             .17            .01
   N FEES
   ADDED TO
   PAID IN
   CAPITAL

   NET ASSET            $    9.55          $ 14.69          $ 13.88            $ 14.61        $ 13.24
   VALUE, END
   OF PERIOD

   TOTAL                    (32.48)%        7.59%               (5.00)%         10.87%         32.40%
   RETURNB,C

   NET ASSETS,          $    278,847       $ 755,346        $    649,868       $ 825,734      $ 499,669
   END OF
   PERIOD
   (000
   OMITTED)

   RATIO OF                 1.32%           1.13%               1.10%           1.47%          2.00%A   ,E
   EXPENSES
   TO AVERAGE
   NET ASSETS

   RATIO OF                 1.32%           1.12%G           1.10%              1.47%          2.00%A
   EXPENSES
   TO AVERAGE
   NET ASSETS
   AFTER
   EXPENSE
   REDUCTIONS

   RATIO OF NET             .22%            .95%                .90%            .22%           .45%A
   INVESTMENT
   INCOME TO
   AVERAGE NET
   ASSETS

   PORTFOLIO                141%            102%                94%             157%           14%A
   TURNOVER
   RATE

   AVERAGE                 $ .0063            $ .0129
   COMMISSIO
   N RATEH


   A ANNUALIZED
   B TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED AND DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   D FROM APRIL 19, 1993 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31,
1993.
   E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   F EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
   G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
   H FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
   I NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   J INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND FROM SUN HUNG KAI PROPERTIES LTD. WHICH AMOUNTED TO $.02 PER SHARE.
   UNITED KINGDOM FUND
   SELECTED
   PER-SHARE
   DATA AND
   RATIOS

   YEARS ENDED             1997             1996F
   OCTOBER 31

   NET ASSET               $ 11.89          $ 10.00
   VALUE,
   BEGINNING
   OF PERIOD

   INCOME
   FROM
   INVESTMENT
   OPERATIONS

    NET                     .31G             .16
   INVESTMENT
   INCOME

    NET                     2.31             1.75
   REALIZED
   AND
   UNREALIZED
   GAIN (LOSS)

    TOTAL                   2.62             1.91
   FROM
   INVESTMENT
   OPERATIONS

   LESS
   DISTRIBUTIONS

    FROM NET                (.13)            (.04)
   INVESTMENT
   INCOME

    FROM NET                (.20)            --
   REALIZED
   GAIN

    TOTAL                   (.33)            (.04)
   DISTRIBUTIONS

   REDEMPTIO                .03              .02
   N FEES
   ADDED TO
   PAID IN
   CAPITAL

   NET ASSET               $ 14.21          $ 11.89
   VALUE, END
   OF PERIOD

   TOTAL                    22.87            19.38%
   RETURNA,B

   NET ASSETS,             $ 5,709          $ 2,656
   END OF
   PERIOD
   (000
   OMITTED)

   RATIO OF                 2.00%C           2.00%C
   EXPENSES
   TO AVERAGE
   NET ASSETS

   RATIO OF                 1.99%D           1.97%D
   EXPENSES
   TO AVERAGE
   NET ASSETS
   AFTER
   EXPENSE
   REDUCTIONS

   RATIO OF NET             2.36%            1.62%
   INVESTMENT
   INCOME TO
   AVERAGE NET
   ASSETS

   PORTFOLIO                96%              50%
   TURNOVER
   RATE

   AVERAGE                 $ .0105          $ .0086
   COMMISSIO
   N RATEE

   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
   E A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
   F FROM NOVEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31,
1996.
   G NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
PERFORMANCE
Mutual fund performance is commonly measured as TOTAL RETURN. The total returns that follow are based on historical fund results and do not reflect the effect of taxes.
Each fund's fiscal year runs from November 1 through October 31. The tables below show each fund's performance over past fiscal years compared to different measures, including a comparative index and a competitive funds average. The charts on page present calendar year performance.

FISCAL YEARS ENDED OCTOBER 31   AVERAGE ANNUAL TOTAL RETURNS   CUMULATIVE TOTAL RETURNS




           PAST 1 YEAR       PAST 5 YEARS      LIFE OF FUND      PAST 1 YEAR       PAST 5 YEARS      LIFE OF FUND


CANA        8.2   1    %      10.8   7    %H    11.2   5    %H    8.   21    %      67.   51    %H    189.1   6    %H

DA

FUNDB


CANA        4.   96    %      10.1   9    %H    10.9   1    %H    4.   96    %      62.   48    %H    180.   49    %H

DA

FUND

(LOAD

ADJ.A)


TORONT      18.18%            15.15%            11.   43    %     18.18%            102.44%           19   3    .   90    %

O

STOCK

EXCHA

NGE

INDEX


EMERG       -36.74%           -0.12%            1.72%             -36.74%           -0.59%            12.68%

ING

MARK

ETS

FUNDC


EMERG       -38.63%           -0.72%            1.28%             -38.63%           -3.57%            9.30%

ING

MARK

ETS

FUND

(LOAD

ADJ.A)


MSCI        -8.48%            8.05%             14.   47    %     -8.48%            47.25%            15   7    .   68    %

EMERG

ING

MARKE

TS FREE

INDEX


LIPPER         3.17    %         7.29    %     N/A                   3.17    %         44.17    %    N/A

EMERG

ING

MARKE

TS

FUNDS

AVERA

GE


EUROP       23.35%            19.10%H           12.61%H,I         23.35%            139.61%H          227.80%H,I

E

FUND


EUROP       19.65%            18.37%H           12.26%H,I         19.65%            132.42%H          217.97%H,I

E

FUND

(LOAD

ADJ.A)


MSCI        26.30%            18.61%            13.61%I           26.30%            134.80%           258.32%I

EUROP

E

INDEX


LIPPER         20.38    %        17.72    %        9.83    %I        20.38    %        127.37    %       160.27    %I

EUROP

EAN

REGIO

N

FUNDS

AVERA

GE


EUROP       31.57%           N/A                17.8   7    %     31.57%           N/A                88.72%

E

CAPIT

AL

APPRE

CIATIO

N

FUND D


EUROP       27.62%           N/A                16.9   4    %     27.62%           N/A                83.06%

E

CAPITA

L

APPRE

CIATION

FUND

(LOAD

ADJ.A)


MSCI        26.30%           N/A                16.   30    %     26.30%           N/A                79.   18    %

EUROP

E

INDEX


LIPPER         20.38    %    N/A               N/A                   20.38    %    N/A               N/A

EUROP

EAN

REGIO

N

FUNDS

AVERA

GE


FRANC       15.63%H          N/A                19.   20    %H    15.63%H          N/A                42.09%H

E

FUNDG


FRANC       12.16%H          N/A                17.   40    %H    12.16%H          N/A                37.83%H

E

FUND

(LOAD

ADJ.A)


SBF         12.83%           N/A                15.   82    %     12.83%           N/A                3   4    .   14    %

250

INDEX


LIPPER         20.38    %    N/A               N/A                   20.38    %    N/A               N/A

EUROP

EAN

REGIO

N

FUNDS

AVERA

GE


GERM        20.47%H          N/A                16.86%H           20.47%H          N/A                36.62%H

ANY

FUND G


GERM        16.86%H          N/A                15.   12    %H    16.86%           N/A                32.52%H

ANY

FUND

(LOAD

ADJ.A)


DAX         21.04%           N/A                1   7.36    %     21.04%           N/A                3   7    .   73    %

100

INDEX


LIPPER         20.38    %    N/A               N/A                   20.38    %    N/A               N/A

EUROP

EAN

REGIO

N

FUNDS

AVERA

GE


HONG        -13.   36    %   N/A                6.   06    %      -13.   36    %   N/A                12.   48    %

KONG

AND

CHINA

FUNDG


HONG        -15.   96    %   N/A                4.4   5    %      -15.   96    %   N/A                9.   11    %

KONG

AND

CHINA

FUND

(LOAD

ADJ.A)


HANG        -12.53%          N/A                7.26%             -12.53%          N/A                15.   05    %

SENG

INDEX


LIPPER         -25.68    %   N/A               N/A                   -25.68    %   N/A               N/A

PACIFIC

EX-JAP

AN

FUNDS

AVERA

GE




FISCAL YEARS ENDED OCTOBER 31   AVERAGE ANNUAL TOTAL RETURNS   CUMULATIVE TOTAL RETURNS



      PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND   PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND



JAPAN       -4.89%            3.71%           3.2   9    %H     -4.89%            19.95%           18.04%H
FUNDE

JAPAN       -7.74%            3.08%           2.67%H            -7.74%            16.36%           14.49%H
FUND
(LOAD
ADJ.A)

TOPIX       -21.48%           1.26%           -0.1   2    %     -21.48%           6.44%            -0.6   3    %
INDEX

LIPPER         -10.54    %       1.53%       N/A                   -10.54    %       9.06%        N/A
JAPAN
ESE
FUNDS
AVERA
GE

JAPAN       -2   8.80    %   N/A              -19.   37    %    -28.   80    %   N/A               -34.   99    %
SMALL
COMP
ANIES
FUNDG

JAPAN       -30.   93    %   N/A              -20.   59    %    -30.   93    %   N/A               -36.   9    4%
SMALL
COMP
ANIES
FUND
(LOAD
ADJ.A)

TOPIX       -21.48%          N/A              -11.   12    %    -21.48%          N/A               -21.   00    %
INDEX

LIPPER         -10.54    %   N/A             N/A                   -10.54    %   N/A              N/A
JAPAN
ESE
FUNDS
AVERA
GE

LATIN       25.   42    %    N/A              11.0   5    %     25.   42    %    N/A               60.   88    %
AMERI
CA
FUNDF

LATIN       21.   65    %    N/A              10.31%            21.   65    %    N/A               56.   06    %
AMERI
CA
FUND
(LOAD
ADJ.A)

MSCI        24.05%           N/A              15.   25    %     24.05%           N/A                  90.39    %
LATIN
AMERI
CA
FREE
INDEX

LIPPER         19.47%        N/A             N/A                   19.47%        N/A              N/A
LATIN
AMERI
CAN
REGIO
N
FUNDS
AVERA
GE

NORDI       26.   24    %    N/A              26.97%H           26.24%           N/A               61.   2    0%H
C
FUND G

NORDI       22.   45    %    N/A              2   5.05    %H    22.   45    %    N/A               56.   37    %H
C
FUND
(LOAD
ADJ.A)

FT-A-       27.30%           N/A              24.   68    %     27.30%           N/A               5   5.44    %
NORDI
C
INDEX

LIPPER         20.38    %    N/A             N/A                   20.38    %    N/A              N/A
EUROP
EAN
REGIO
N
FUNDS
AVERA
GE

PACIFIC     -7.97%            5.55%H          3.12%H,I          -7.97%            31.03%H          35.92%H,I
BASIN
FUND

PACIFIC     -10.73%           4.91%H          2.80%H,I          -10.73%           27.10%H          31.85%H,I
BASIN
FUND
(LOAD
ADJ.A)

MSCI        -19.63%           3.64%           0.33%I            -19.63%           19.60%           3.34%I
PACIFIC
INDEX

LIPPER         -18.52    %       5.18    %       5.90    %I        -18.52    %       29.45    %       84.05    %I
PACIFIC
REGIO
N
FUNDS
AVERA
GE

SOUTH       -32.48%          N/A              0.2   9    %H     -32.48%          N/A               1.30%H
EAST
ASIA
FUND F

SOUTH       -34.51%          N/A              -0.39%H           -34.51%          N/A               -1.74%H
EAST
ASIA
FUND
(LOAD
ADJ.A)

MSCI        -34.59%          N/A              1.   88    %      -34.59%          N/A                  8.81    %
FAR
EAST
EX-JAP
AN
FREE
INDEX

LIPPER         -25.68    %   N/A             N/A                   -25.68    %   N/A              N/A
PACIFIC
EX-JAP
AN
FUNDS
AVERA
GE

UNITE       22.87%H          N/A              21.   11    %H    22.87%H          N/A               46.68%H
D
KINGD
OM
FUNDG

UNITE       19.18%H          N/A              19.2   8    %H    19.18%H          N/A               42.28%H
D
KINGD
OM
FUND
(LOAD
ADJ.A)

FT-ALL      24.78%           N/A              23.   49    %     24.78%           N/A               52.   51    %
SHARES
INDEX

LIPPER         20.38    %    N/A             N/A                   20.38    %    N/A              N/A
EUROP
EAN
REGIO
N
FUNDS
AVERA
GE


A LOAD-ADJUSTED RETURNS INCLUDE THE EFFECT OF EACH FUND'S SALES
CHARGE.
B FROM NOVEMBER 17, 1987 (COMMENCEMENT OF OPERATIONS)
C FROM NOVEMBER 1, 1990 (COMMENCEMENT OF OPERATIONS)
D FROM DECEMBER 21, 1993 (COMMENCEMENT OF OPERATIONS)
E FROM SEPTEMBER 15, 1992 (COMMENCEMENT OF OPERATIONS)
F FROM APRIL 19, 1993 (COMMENCEMENT OF OPERATIONS)
G FROM NOVEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS)
H IF FMR HAD NOT REIMBURSED CERTAIN FUND EXPENSES DURING THESE
PERIODS, TOTAL RETURNS WOULD HAVE BEEN LOWER.
I 10 YEAR RETURN
MYEAR-BY-YEAR TOTAL RETURNS

CALENDAR    1988     1989     1990      1991     1992      1993     1994      1995     1996
YEARS

CANAD       19.47%   26.99%   -5.49%    17.68%   -2.87%    25.47%   -11.98%   19.39%   15.96%
A FUND

TORONTO     21.01%   24.80%   -14.82%   12.42%   -10.39%   27.46%   -5.88%    17.68%   27.74%
STOCK
EXCHAN
GE
(TSE)
300

CONSU       4.42%    4.65%    6.11%     3.06%    2.90%     2.75%    2.67%     2.54%       3.32%
MER
PRICE
INDEX



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 0.0
ROW: 2, COL: 1, VALUE: 0.0
ROW: 3, COL: 1, VALUE: 0.0
ROW: 4, COL: 1, VALUE: 19.47
ROW: 5, COL: 1, VALUE: 26.99
ROW: 6, COL: 1, VALUE: -5.49
ROW: 7, COL: 1, VALUE: 17.68
ROW: 8, COL: 1, VALUE: -2.87
ROW: 9, COL: 1, VALUE: 25.47
ROW: 10, COL: 1, VALUE: -11.98
ROW: 11, COL: 1, VALUE: 19.39
ROW: 12, COL: 1, VALUE: 15.96
(LARGE SOLID BOX) CANADA FUND
NYEAR-BY-YEAR TOTAL RETURNS
CALENDAR    1991     1992     1993     1994      1995     1996
YEARS

EMERGI      6.76%    5.85%    81.76%   -17.93%   -3.18%   10.00%
NG
MARKET
S FUND

MSCI        60.16%   11.56%   73.21%   -7.32%    -5.21%   6.03%
EMERGI
NG
MARKET
S FREE
INDEX

LIPPER      15.06%   0.18%    72.17%   -9.62%    -4.59%      11.21%
EMERGI
NG
MARKET
S
FUNDS
AVG.

CONSU       3.06%    2.90%    2.75%    2.67%     2.54%       3.32%
MER
PRICE
INDEX


PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 0.0
ROW: 2, COL: 1, VALUE: 0.0
ROW: 3, COL: 1, VALUE: 0.0
ROW: 4, COL: 1, VALUE: 0.0
ROW: 5, COL: 1, VALUE: 0.0
ROW: 6, COL: 1, VALUE: 0.0
ROW: 7, COL: 1, VALUE: 6.76
ROW: 8, COL: 1, VALUE: 5.85
ROW: 9, COL: 1, VALUE: 81.76000000000001
ROW: 10, COL: 1, VALUE: -17.93
ROW: 11, COL: 1, VALUE: -3.18
ROW: 12, COL: 1, VALUE: 10.0
(LARGE SOLID BOX) EMERGING MARKETS FUND
OYEAR-BY-YEAR TOTAL RETURNS

CALENDAR    1987     1988     1989     1990     1991     1992     1993     1994    1995     1996
YEARS

EUROPE      14.90%   5.84%    32.33%   -4.59%   4.16%    -2.52%   27.16%   6.26%   18.84%   25.63%
FUND

MSCI        3.67%    15.82%   28.50%   -3.84%   13.11%   -4.71%   29.28%   2.28%   21.62%   21.09%
EUROPE
INDEX

LIPPER      17.12%   7.23%    25.22%   -3.51%   6.60%    -7.93%   25.76%   1.22%   16.85%      23.88%
EUROPE
AN
REGION
FUNDS
AVG.

CONSU       4.43%    4.42%    4.65%    6.11%    3.06%    2.90%    2.75%    2.67%   2.54%       3.32%
MER
PRICE
INDEX



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 0.0
ROW: 2, COL: 1, VALUE: 0.0
ROW: 3, COL: 1, VALUE: 14.9
ROW: 4, COL: 1, VALUE: 5.84
ROW: 5, COL: 1, VALUE: 32.33
ROW: 6, COL: 1, VALUE: -4.59
ROW: 7, COL: 1, VALUE: 4.159999999999999
ROW: 8, COL: 1, VALUE: -2.52
ROW: 9, COL: 1, VALUE: 27.16
ROW: 10, COL: 1, VALUE: 6.26
ROW: 11, COL: 1, VALUE: 18.84
ROW: 12, COL: 1, VALUE: 25.63
(LARGE SOLID BOX) EUROPE FUND
PYEAR-BY-YEAR TOTAL RETURNS
CALENDAR    1994    1995     1996
YEARS

EUROPE      6.88%   14.69%   25.89%
CAPITAL
APPRE
CIATION
FUND

MSCI        2.28%   21.62%   21.09%
EUROPE
INDEX

LIPPER      1.22%   16.85%      23.88%
EUROPE
AN
REGION
FUNDS
AVG.

CONSU       2.67%   2.54%       3.32%
MER
PRICE
INDEX


PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 0.0
ROW: 2, COL: 1, VALUE: 0.0
ROW: 3, COL: 1, VALUE: 0.0
ROW: 4, COL: 1, VALUE: 0.0
ROW: 5, COL: 1, VALUE: 0.0
ROW: 6, COL: 1, VALUE: 0.0
ROW: 7, COL: 1, VALUE: 0.0
ROW: 8, COL: 1, VALUE: 0.0
ROW: 9, COL: 1, VALUE: 0.0
ROW: 10, COL: 1, VALUE: 6.88
ROW: 11, COL: 1, VALUE: 14.69
ROW: 12, COL: 1, VALUE: 25.89
(LARGE SOLID BOX) EUROPE CAPITAL
APPRECIATION FUND
QYEAR-BY-YEAR TOTAL RETURNS
CALENDAR    1996
YEARS

FRANCE      25.44%
FUND

SBF         22.85%
250
INDEX

LIPPER         23.88%
EUROPE
AN
REGION
FUNDS
AVG.

CONSU          3.32%
MER
PRICE
INDEX

RYEAR-BY-YEAR TOTAL RETURNS
CALENDAR    1996
YEARS

GERMA       18.45%
NY
FUND

DAX         16.65%
100
INDEX

LIPPER         23.88%
EUROPE
AN
REGION
FUNDS
AVG.

CONSU          3.32%
MER
PRICE
INDEX

SYEAR-BY-YEAR TOTAL RETURNS
CALENDAR    1996
YEARS

HONG        40.99%
KONG
AND
CHINA
FUND

HANG        37.50%
SENG
INDEX

LIPPER         11.11%
PACIFIC
EX-JAP
AN
FUNDS
AVG.

CONSU          3.32%
MER
PRICE
INDEX

TYEAR-BY-YEAR TOTAL RETURNS
CALENDAR    1993     1994     1995     1996
YEARS

JAPAN       20.45%   16.46%   -2.13%   -11.19%
FUND

TOKYO       24.14%   22.06%   -1.62%   -16.26%
STOCK
EXCHAN
GE
INDEX
(TOPIX
)

LIPPER      22.94%   15.39%   -1.85%      -11.98%
JAPANE
SE
FUNDS
AVG.

CONSU       2.75%    2.67%    2.54%       3.32%
MER
PRICE
INDEX


PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 0.0
ROW: 2, COL: 1, VALUE: 0.0
ROW: 3, COL: 1, VALUE: 0.0
ROW: 4, COL: 1, VALUE: 0.0
ROW: 5, COL: 1, VALUE: 0.0
ROW: 6, COL: 1, VALUE: 0.0
ROW: 7, COL: 1, VALUE: 0.0
ROW: 8, COL: 1, VALUE: 0.0
ROW: 9, COL: 1, VALUE: 20.45
ROW: 10, COL: 1, VALUE: 16.46
ROW: 11, COL: 1, VALUE: -2.13
ROW: 12, COL: 1, VALUE: -11.19
(LARGE SOLID BOX) JAPAN FUND
UYEAR-BY-YEAR TOTAL RETURNS
CALENDAR    1996
YEARS

JAPAN       -24.59%
SMALL
COMPA
NIES
FUND

TOKYO       -16.26%
STOCK
EXCHAN
GE
INDEX
(TOPIX)

LIPPER         -11.98%
JAPANE
SE
FUNDS
AVG.

CONSU          3.32%
MER
PRICE
INDEX

VYEAR-BY-YEAR TOTAL RETURNS
CALENDAR    1994      1995      1996
YEARS

LATIN       -23.17%   -16.46%   30.72%
AMERIC
A FUND

MSCI        0.64%     -12.83%   22.21%
EMG.
MKTS.
FREE-LAT
IN
AMERIC
A INDEX

LIPPER      -14.24%   -20.56%      27.40%
LATIN
AMERIC
A
REGION
FUNDS
AVG.

CONSU       2.67%     2.54%        3.32%
MER
PRICE
INDEX


PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 0.0
ROW: 2, COL: 1, VALUE: 0.0
ROW: 3, COL: 1, VALUE: 0.0
ROW: 4, COL: 1, VALUE: 0.0
ROW: 5, COL: 1, VALUE: 0.0
ROW: 6, COL: 1, VALUE: 0.0
ROW: 7, COL: 1, VALUE: 0.0
ROW: 8, COL: 1, VALUE: 0.0
ROW: 9, COL: 1, VALUE: 0.0
ROW: 10, COL: 1, VALUE: -23.17
ROW: 11, COL: 1, VALUE: -16.46
ROW: 12, COL: 1, VALUE: 30.72
(LARGE SOLID BOX) LATIN AMERICA FUND
WYEAR-BY-YEAR TOTAL RETURNS
CALENDAR YEARS                      1996

NORDIC FUND                         41.69%

FT-ACTUARIES WORLD NORDIC INDEX     34.03%

LIPPER EUROPEAN REGION FUNDS AVG.      23.88%

CONSUMER PRICE INDEX                   3.32%

XYEAR-BY-YEAR TOTAL RETURNS

CALENDAR    1987     1988     1989     1990      1991     1992      1993     1994      1995     1996
YEARS

PACIFIC     24.99%   10.45%   11.44%   -27.21%   12.54%   -7.62%    63.91%   -2.81%    -6.11%   -2.76%
BASIN
FUND

MSCI        39.66%   34.99%   2.53%    -34.42%   11.30%   -18.40%   35.69%   12.83%    2.78%    -8.58%
PACIFIC
INDEX

LIPPER      17.54%   21.34%   24.47%   -16.05%   17.04%   1.14%     63.81%   -12.45%   1.97%       4.10%
PACIFIC
REGION
FUNDS
AVG.

CONSU       4.43%    4.42%    4.65%    6.11%     3.06%    2.90%     2.75%    2.67%     2.54%       3.32%
MER
PRICE
INDEX



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 0.0
ROW: 2, COL: 1, VALUE: 0.0
ROW: 3, COL: 1, VALUE: 24.99
ROW: 4, COL: 1, VALUE: 10.45
ROW: 5, COL: 1, VALUE: 11.44
ROW: 6, COL: 1, VALUE: -27.21
ROW: 7, COL: 1, VALUE: 12.54
ROW: 8, COL: 1, VALUE: -7.619999999999999
ROW: 9, COL: 1, VALUE: 63.91
ROW: 10, COL: 1, VALUE: -2.81
ROW: 11, COL: 1, VALUE: -6.109999999999999
ROW: 12, COL: 1, VALUE: -2.76
(LARGE SOLID BOX) PACIFIC BASIN FUND
YYEAR-BY-YEAR TOTAL RETURNS
CALENDAR    1994      1995     1996
YEARS

SOUTHE      -21.76%   12.18%   10.16%
AST
ASIA
FUND

MSCI        -17.48%   8.84%    11.14%
FAR
EAST EX
JAPAN
FREE
INDEX

LIPPER      -19.14%   1.95%       11.11%
PACIFIC
EX-JAP
AN
FUNDS
AVG.

CONSU       2.67%     2.54%       3.32%
MER
PRICE
INDEX


PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 0.0
ROW: 2, COL: 1, VALUE: 0.0
ROW: 3, COL: 1, VALUE: 0.0
ROW: 4, COL: 1, VALUE: 0.0
ROW: 5, COL: 1, VALUE: 0.0
ROW: 6, COL: 1, VALUE: 0.0
ROW: 7, COL: 1, VALUE: 0.0
ROW: 8, COL: 1, VALUE: 0.0
ROW: 9, COL: 1, VALUE: 0.0
ROW: 10, COL: 1, VALUE: -21.76
ROW: 11, COL: 1, VALUE: 12.18
ROW: 12, COL: 1, VALUE: 10.16
(LARGE SOLID BOX) SOUTHEAST ASIA FUND
ZYEAR-BY-YEAR TOTAL RETURNS
CALENDAR    1996
YEARS

UNITED      28.61%
KINGDO
M
FUND

FT-ALL      28.58%
SHARES
INDEX

LIPPER         23.88%
EUROPE
AN
REGION
FUNDS
AVG.

CONSU          3.32%
MER
PRICE
INDEX

EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. TORONTO STOCK EXCHANGE (TSE) 300 is a market capitalization weighted index of 300 stocks traded in the Canadian market.
   MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX is an unmanaged, market capitalization weighted index that is designed to represent the performance of emerging stock markets throughout the world. As of October 31, 1997, the index included over 850 equity securities of companies domiciled in 22 countries.
   MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE INDEX is an unmanaged, market capitalization weighted index that is designed to represent the performance of developed stock markets in Europe. As of October 31, 1997, the index included over 550 equity securities of companies domiciled in 14 European countries.
SOCIETE DES BOURSES FRANCAISES (SBF) 250 is a market capitalization weighted index of the stocks of the 250 largest companies in the French market.
DEUTSCHER AKTEININDEX (DAX) 100 is a market capitalization weighted index of the 100 most heavily traded stocks in the German market.
HANG SENG INDEX is a market capitalization weighted index of the stocks of the 33 largest companies in the Hong Kong market.
TOKYO STOCK EXCHANGE INDEX (TOPIX) is a market capitalization weighted index of over 1100 stocks traded in the Japanese market.
MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE - LATIN AMERICA INDEX is a market capitalization weighted index of approximately 170 stocks traded in seven Latin American markets.
FT - ACTUARIES WORLD NORDIC INDEX is a market capitalization weighted index of over 90 stocks traded in four Scandinavian markets.
MORGAN STANLEY CAPITAL INTERNATIONAL PACIFIC INDEX is a market capitalization weighted index of over 400 stocks traded in six Pacific-region markets.
MORGAN STANLEY CAPITAL INTERNATIONAL FAR EAST EX JAPAN FREE INDEX is a market capitalization weighted index of over 450 stocks traded in eight Asian markets, excluding Japan.
FT - ALL SHARES INDEX is a market capitalization weighted index of over 750 stocks traded in the U.K. market.
Unlike each fund's returns, the total returns of each comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
 THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
THE COMPETITIVE FUNDS AVERAGES reflect the performance of mutual funds with similar investment objectives. These averages, published by Lipper Analytical Services, Inc., exclude the effect of sales loads. (small solid bullet) Emerging Markets Fund is compared to the Lipper Emerging Markets Funds Average, which reflects the performance of
   117     funds investing in emerging markets.
(small solid bullet) Europe Fund, Europe Capital Appreciation Fund, France Fund, Germany Fund, Nordic Fund and United Kingdom Fund are compared to the Lipper European Region Funds Average, which reflects
the performance of    68     funds investing in Europe.
(small solid bullet) Hong Kong and China Fund and Southeast Asia Fund are compared to the Lipper Pacific ex-Japan Funds Average, which
reflects the performance of    76     funds investing in the Pacific
region excluding Japan.
(small solid bullet) Japan Fund and Japan Small Companies Fund are compared to the Lipper Japanese Funds Average, which reflects the
performance of    31     funds investing in Japan.
(small solid bullet) Latin America Fund is compared to the Lipper Latin American Region Funds Average, which reflects the performance of
   34     funds investing in Latin America.
(small solid bullet) Pacific Basin Fund is compared to the Lipper Pacific Region Funds Average, which reflects the performance of
   41     funds investing in the Pacific region.
Other illustrations of equity fund performance may show moving averages over specified periods.
The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888. TOTAL RETURNS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the value of its currency create these risks. Because these funds invest in stocks, their performance is also related to foreign stock markets. For these reasons an international fund's performance may be more volatile than that of a fund that invests exclusively in the United States.
(checkmark)
   THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. France Fund, Germany Fund, Hong Kong and China Fund, Japan Small Companies Fund, Nordic Fund, and United Kingdom Fund are currently non-diversified funds of Fidelity Investment Trust and Canada Fund, Emerging Markets Fund, Europe Fund, Europe Capital Appreciation Fund, Japan Fund, Latin America Fund, Pacific Basin Fund, and Southeast Asia Fund are currently diversified funds of Fidelity Investment Trust, an open-end management investment company organized as a Massachusetts business trust on April 20, 1984.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUNDS MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The funds are managed by FMR, which handles their business affairs and, with the assistance of foreign affiliates, chooses their investments.
Affiliates assist FMR with foreign securities:
(small solid bullet) Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for all the funds. (small solid bullet) Fidelity Management & Research Far East Inc. (FMR Far East), in Tokyo, Japan, serves as a sub-adviser for all the funds. (small solid bullet) Fidelity International Investment Advisors
(FIIA), in Pembroke, Bermuda, serves as a sub-adviser for all the funds. Currently, FIIA exercises discretionary management authority over Southeast Asia Fund, Hong Kong and China Fund, Japan Fund, and Pacific Basin Fund in its capacity as sub-adviser.
(small solid bullet) Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), in Kent, England, serves as a sub-adviser for all the funds. Currently, FIIA(U.K.)L exercises discretionary
management authority over    Emerging Markets Fund,     Europe Fund,
France Fund, Germany Fund, Nordic Fund, and United Kingdom Fund in its capacity as sub-adviser.
(small solid bullet) Fidelity Investment Japan Ltd. (FIJ), in Tokyo, Japan serves as a sub-adviser for Emerging Markets Fund, Hong Kong and China Fund, Japan Fund, Japan Small Companies Fund, Pacific Basin Fund and Southeast Asia Fund. Currently, FIJ exercises discretionary management authority over Japan Small Companies Fund.
Thomas Sweeney is Vice President and manager of Canada, which he has managed since March 1996. Previously, he managed other Fidelity funds. Since joining Fidelity in 1985, Mr. Sweeney has worked as an analyst and manager.
   David Stewart is manager of Emerging Markets, which he has managed since November 1997. Since joining Fidelity in 1994, Mr. Stewart has worked as an analyst, portfolio manager and director for Fidelity International Limited (FIL). Previously, he was an analyst with James Capel, in London and Japan, from 1986 to 1994.
Sally Walden is Vice President and manager of Europe, which she has managed since July 1992. She also manages various funds for Fidelity International, Limited. Ms. Walden joined Fidelity in 1984.
Kevin McCarey is Vice President and manager of Europe Capital Appreciation, which he has managed since December 1993. He also manages another Fidelity fund. Since joining Fidelity in 1985, Mr. McCarey has worked as an analyst and manager.
Renaud Saleur is manager of France, which he has managed since November 1995. Previously, he managed other Fidelity funds. Since joining Fidelity in 1986, Mr. Saleur has worked as a senior analyst and manager.
Alexandra Edzard is manager of Germany, which she has managed since September 1996. Ms. Edzard joined Fidelity International, Limited as an analyst in 1994. Previously, she was an investment officer for Deutsche Bank AG, in London, from 1991 to 1994.
Joseph Tse is manager of Hong Kong and China, which he has managed since November 1995. He also manages various funds for Fidelity International Investment Services, Limited. Since joining Fidelity in 1990, Mr. Tse has worked as an analyst and manager.
Shigeki Makino is Vice President and manager of Japan and Pacific Basin, which he has managed since October 1994 and May 1996, respectively. Since joining Fidelity in 1990, Mr. Makino has worked as an analyst, manager, and interim research director.
Patricia Satterthwaite is Vice President and manager of Latin America, which she has managed since April 1993. She also manages another Fidelity fund. Since joining Fidelity in 1986, Ms. Satterthwaite has worked as an analyst and manager.
Alexander Colin Stone is manager of Nordic, which he has managed since November 1995. Since joining Fidelity in 1987, Mr. Stone has worked as an analyst and manager.
Trygve Toraasen is associate portfolio manager of Nordic, which he has managed since October 1997. Mr. Toraasen joined Fidelity in 1994 as a research analyst, after receiving his MSBA from the University of Southern California.
Kenichi Mizushita is manager of Japan Small Companies, which he has managed since December 1996. He also manages several funds for Fidelity International, Limited. Since joining Fidelity in 1985, Mr. Mizushita has worked as a research analyst and manager.

FIDELITY FACTS
Fidelity offers the broadest selection of mutual
funds in the world.
(solid bullet) Number of Fidelity mutual funds: over    227
(solid bullet) Assets in Fidelity mutual funds: over
$   510     billion
(solid bullet) Number of shareholder accounts: over
   33     million
(solid bullet) Number of investment analysts and portfolio
managers: over    275
(checkmark)
Allan Liu is Vice President and manager of Southeast Asia, which he has managed since April 1993. Since joining Fidelity in 1986, Mr. Liu has worked as an analyst, manager, and associate director of Fidelity Investments Management Ltd.
Simon Roberts is manager of United Kingdom, which he has managed since July 1997. Previously, he managed another Fidelity fund. Since joining Fidelity in 1992, Mr. Roberts has worked as a manager and analyst. Previously, he was an investment analyst for Schroeder Securities Limited from 1989 to 1992.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.
Fidelity Service Company, Inc. (FSC) performs transfer agent servicing functions for each fund.
FMR Corp. is the ultimate parent company of FMR, FMR U.K., and FMR Far East. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
Fidelity International Limited (FIL), is the parent company of FIIA, FIJ, and FIIA(U.K.)L. The Johnson family group also owns, directly or indirectly, more than 25% of the voting common stock of FIL.
As of    October     3   1    , 1997, approximately    25.45    %
and 25.46%     of    each of France Fund's and United Kingdom
Fund's     total outstanding shares   , respectively,     w   ere
held by an FMR affiliate.
FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
The funds offer investors the ability to concentrate an investment in a particular country or group of countries that they believe to offer strong long-term growth potential. The country or group of countries in which each fund focuses is the fund's "focal area." Each fund's performance is expected to be closely tied to economic and political conditions within its focal area. Because each fund invests in one country or group of related countries, each fund's performance is expected to be more volatile than more geographically diversified funds. Changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country, and therefore a fund's performance. Many foreign stock markets are more concentrated than the U.S. market, with a small number of companies making up a large percentage of the local market. As a result, the performance of one company or a small number of companies could have a relatively large effect on a fund's performance.
FMR determines where an issuer or its principal    activities     are
located by looking at such factors as its country of organization, the primary trading market for its securities, and the location of its assets, personnel, sales, and earnings.
The funds may invest in the securities of any issuer, including companies and other business organizations as well as governments and government agencies. The funds, however, expect to invest primarily in equity securities, but may also invest in debt securities of any quality.
The value of the funds' domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies, and general market and economic conditions. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations. International funds have increased economic and political risks as they are exposed to events and factors in the various world markets. These risks may be greater for funds that invest in emerging markets. Also, because a substantial portion of the funds' investments are denominated in foreign currencies, changes in the value of foreign currencies can significantly affect a fund's share price. FMR may use
a variety of    investment     techniques to either increase or
decrease a fund's exposure to any currency.
FMR may use various investment techniques to hedge a portion of a fund's risks, but there is no guarantee that these strategies will work as FMR intends. Of course, when you sell your shares of a fund, they may be worth more or less than what you paid for them.
FMR normally invests each fund's assets according to its investment strategy. The funds may invest in short-term debt securities and money market instruments for cash management purposes. Each fund also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
CANADA FUND seeks growth of capital over the long term by investing in securities of issuers that have their principal activities in Canada or are registered in Canadian markets. FMR normally invests at least 65% of the fund's total assets in these securities. The fund may also invest in U.S. issuers.
Canadian securities are sensitive to conditions within Canada, but also tend to follow the U.S. market. The country's economy relies strongly on the production and processing of natural resources. Also, the government has attempted to reduce restrictions against foreign investment, and its recent trade agreements with the United States and Mexico are expected to increase trade. Demand by many citizens in the Province of Quebec for secession from Canada may significantly impact the Canadian economy.
EMERGING MARKETS FUND seeks capital appreciation aggressively by investing in securities of emerging markets issuers. FMR normally invests at least 65% of the fund's total assets in these securities.
   Countries with emerging markets include those that have an emerging stock market as defined by the International Finance Corporation, those with low- to middle- income economies according to the World Bank, and those listed in World Bank publications as developing.
The fund normally diversifies its investments across different countries. In allocating the fund's assets across countries, FMR will consider the size of the market in each country relative to the size of the markets in countries considered emerging markets as a whole. FMR expects to emphasize countries with relatively low gross national product per capita compared to the world's major economies, and countries with the potential for rapid economic growth.
EUROPE FUND seeks growth of capital over the long term by investing in securities of issuers that have their principal activities in Europe. FMR normally invests at least 65% of the fund's total assets in these securities.
The fund normally diversifies its investments across different countries. In allocating the fund's assets across countries, FMR will consider the size of the market in each country relative to the size of the markets in Europe as a whole. FMR will also consider such factors as the potential for economic growth, expected levels of inflation, governmental policies, and the outlook for currency relationships.
The fund's performance is closely tied to economic and political conditions within Europe and the European Economic Area (formerly the Common Market). Some European countries, particularly those in eastern Europe, have less stable economies than those in western Europe. A majority of the European economies continue to be weak, and business and consumer confidence remains low. The movement of many eastern European countries toward market economies, and the movement toward a unified common market may significantly affect European economies and markets. Eastern European countries are considered emerging markets. EUROPE CAPITAL APPRECIATION FUND seeks capital appreciation over the long term by investing in securities of issuers that have their principal activities in Europe. FMR normally invests at least 65% of the fund's total assets in these securities.
The fund normally diversifies its investments across different countries. In allocating the fund's assets across countries, FMR will consider the size of the market in each country relative to the size of the markets in Europe as a whole.
The fund's investments are subject to the same risks as discussed for
Europe Fund.
FRANCE FUND seeks long-term growth of capital by investing in securities of French issuers. FMR normally invests at least 65% of the
fund's total assets in these securities.    The fund may also
invest     in securities of other European issuers.
French commercial, corporate, and securities laws govern the sale and resale of securities, while contractual and corporate restrictions may also apply. Planned privatizations and possible government incentives may result in major changes in the French market and increased investments by private individuals. However, a future change in government, market, or economic factors could result in an unfavorable change in the policy on privatization. In addition, a small number of companies represent a large percentage of the market.
GERMANY FUND seeks long-term growth of capital by investing in securities of German issuers. FMR normally invests at least 65% of the
fund's total assets in these securities.    The fund may also
invest in securities of other European issuers.
The German economy is still relatively weak, with year on year growth at a little over 1% and inflation at historically low levels. German key interest rates have been kept at historically low levels to stimulate growth. In addition, a small number of companies represent a large percentage of the market.
HONG KONG AND CHINA FUND seeks long-term growth of capital by investing in securities of Hong Kong and Chinese issuers. FMR normally invests at least 65% of the fund's total assets in these
   securities    . T   he fund may also     invest in securities of
other Southeast Asian issuers. Currently, the fund anticipates that most of its investments will be in Hong Kong issuers. In the future, more of its investments may be in shares of companies listed on mainland Chinese exchanges.
Although China has committed by treaty to preserve the economic and social freedoms enjoyed in Hong Kong for 50 years after regaining control of Hong Kong in 1997, the continuation of the current form of the economic system in Hong Kong will depend on the actions of the government of China. Business confidence in Hong Kong, therefore, can be significantly affected by such developments, which in turn can affect markets and business performance. In addition, a small number of companies represent a large percentage of the market. For example,
as of    October 31    , 1997, Hong Kong & Shanghai Banking
Corporation (HSBC), the largest company traded in the Hong Kong
market, represented approximately    17    % of the market's total
capitalization, and the ten largest companies traded in the Hong Kong
market represented approximately    53    % of the market's
capitalization. As of    October 31    , 1997, HSBC represented
approximately 18% of the fund's portfolio. Developments that could negatively affect the value of the fund's investment in HSBC include, among others, further interest rate deregulation, a decrease in earnings from HSBC's overseas subsidiaries, and potential instability in the Hong Kong real estate market. It is important to note that a substantial portion of the companies listed on the Hong Kong Stock Exchange are involved in real estate-related businesses. The securities market in China is relatively new and China has yet to develop comprehensive securities, corporate or commercial laws; or to adhere to internationally accepted accounting principles. There is greater risk of expropriation, naturalization, freezes, or confiscation in China than in many other countries. Foreign ownership limits exist on all securities.
JAPAN FUND seeks long-term growth of capital by investing in securities of Japanese issuers. FMR normally invests at least 65% of
the fund's total assets in these securities.    The fund may also
    invest in securities of other Southeast Asian issuers.
Japan's economic growth has declined significantly since 1990. The general government position has deteriorated as a result of weakening
economic growth and    unsuccessful     stimul   us     measures taken
to support economic activity and to restore financial stability. Although the decline in interest rates and fiscal stimulus packages have helped to contain recessionary forces, uncertainties remain. Japan is also heavily dependent upon international trade, so its economy is especially sensitive to trade barriers. In addition, Japan's banking industry is undergoing problems related to bad loans and declining values of real estate.
JAPAN SMALL COMPANIES FUND seeks long-term growth of capital by investing in securities of Japanese issuers with small market capitalizations. FMR normally invests at least 65% of the fund's total
assets in these securities.    The fund may also     invest in
securities of other Southeast Asian issuers or Japanese issuers with larger market capitalizations.
FMR defines Japanese small market capitalization companies as those with market capitalizations of 100 billion Yen (approximately US
$   802     million as of October 31, 199   7    ) or less at the time
of the fund's investment. Companies whose capitalization exceeds 100 billion Yen after purchase will continue to be considered small-capitalized for purposes of the 65% policy.
In addition to the risks associated with investing in Japan, investing in small capitalization stocks may involve greater risk than investing in medium and large capitalization stocks, because they can be subject to more abrupt or erratic movements. Small capitalization companies may have more limited product lines, markets, or financial resources. LATIN AMERICA FUND seeks high total investment return by investing in securities of Latin American issuers. FMR normally invests at least 65% of the fund's total assets in these securities. Latin America includes Argentina, Brazil, Chile, Colombia, Ecuador, Mexico, Peru, Panama, and Venezuela.
The fund normally diversifies its investments across different countries. In allocating the fund's assets across countries, FMR will consider the size of the market in each country relative to the size of the markets in Latin America as a whole.
Although there has been significant improvement in some Latin American economies, others continue to struggle with high interest and
inflation rates. Recovery will depend on stability of the    Brazilian
Real    , economic conditions in other countries and on world
commodity prices. This region is vulnerable to political instability. The North American Free Trade Agreement will also continue to have a significant impact on the region.
NORDIC FUND seeks long-term growth of capital by investing in securities of Danish, Finnish, Norwegian, and Swedish issuers. FMR normally invests at least 65% of the fund's total assets in these
securities.    The fund may also invest     in securities of other
European issuers.
The fund normally diversifies its investments across different countries. In allocating the fund's assets across countries, FMR will consider the size of the market in each country relative to the size of the markets in the Nordic region as a whole.
The Nordic region is differentiated from the rest of Europe by its high exposure to cyclical industries such as oil, shipping, and pulp and paper. In addition, a small number of companies represent a large percentage of each of the Danish, Finnish, Norwegian and Swedish markets.
PACIFIC BASIN FUND seeks growth of capital over the long term by investing in securities of issuers that have their principal activities in the Pacific Basin. FMR normally invests at least 65% of the fund's total assets in these securities. The Pacific Basin includes Australia, Hong Kong, Indonesia, Japan, South Korea, Malaysia, New Zealand, the People's Republic of China, the
Philippines, Singapore, Taiwan, and Thailand.    The fund may also
invest     in securities of issuers in other Asian countries.
The fund normally diversifies its investments across different countries. In allocating the fund's assets across countries, FMR will consider the size of the market in each country relative to the size of the markets in the Pacific Basin as a whole. FMR will also consider such factors as the potential for economic growth, expected levels of inflation, governmental policies, and the outlook for currency relationships.
Countries in the Pacific Basin are in various stages of economic development - some are considered emerging markets - but each has unique risks. Because the fund normally invests a significant percentage of its assets in Japanese issuers, the Japanese market will significantly impact the performance of the fund. Most countries in the Pacific Basin are heavily dependent on international trade. Some have prosperous economies, but are sensitive to world commodity prices. Others are especially vulnerable to recession in other countries. Some countries in the Pacific Basin have experienced rapid
growth, although many    have immature     financial    sectors    ,
economic problems, or archaic legal systems. The return of Hong Kong
to Chinese dominion will    continue to     affect the entire Pacific
Basin.
SOUTHEAST ASIA FUND seeks capital appreciation by investing in securities of Southeast Asian issuers. FMR normally invests at least 65% of the fund's total assets in these securities. Southeast Asia includes Hong Kong, Indonesia, South Korea, Malaysia, the Philippines, the People's Republic of China, Singapore, Taiwan, and Thailand.
   The fund may also     invest in securities of other Asian and South
Pacific issuers, but the fund does not anticipate investing in Japan. The fund normally diversifies its investments across different countries. In allocating the fund's assets across countries, FMR will consider the size of the market in each country relative to the size of the markets in Southeast Asia as a whole.
The fund's investments are subject to the same risks as discussed for Pacific Basin Fund.
UNITED KINGDOM FUND seeks long-term growth of capital by investing in securities of British issuers. FMR normally invests at least 65% of
the fund's total assets in these    securities. The fund may also
invest     in securities of other European issuers.
The United Kingdom economy has shown signs of improvement, fueled by
consumer spending. Inflation may rise slightly    if     growth
   continues to pick     up over the coming year.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in a fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help a fund achieve its goal. Fund holdings and recent investment strategies are detailed in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
RESTRICTIONS: With respect to 75% of its total assets, each of Canada Fund, Emerging Markets Fund, Europe Fund, Europe Capital Appreciation Fund, Japan Fund, Latin America Fund, Pacific Basin Fund, and Southeast Asia Fund may not purchase more than 10% of the outstanding voting securities of a single issuer. This limitation does not apply to securities of other investment companies.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes.
Lower-quality debt securities (sometimes called "junk bonds") are considered to have speculative characteristics, and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty.
The table on page                provides a summary of ratings
assigned to debt holdings (not including money market instruments) in the funds' portfolios. These figures are dollar-weighted averages of month-end portfolio holdings during the fiscal year ended October 1997, and are presented as a percentage of total security investments. These percentages are historical and do not necessarily indicate a fund's current or future debt holdings.
RESTRICTIONS: Purchase of a debt security is consistent with a fund's debt quality policy if it is rated at or above the stated level by Moody's or rated in the equivalent categories by S&P, or is unrated but judged to be of equivalent quality by FMR. Each fund currently intends to limit its investments in lower than Baa-quality debt securities to less than 35% of its assets.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These
include risks relating to political   ,     economic   , or
regulatory     conditions in foreign countries, fluctuations in
foreign currencies, withholding or other taxes, operational risks, and the potentially less stringent investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. All of these factors can make foreign investments,
especially those in    emerging markets,     more volatile    and
potentially less liquid     than U.S. investments.
EXPOSURE TO EMERGING MARKETS. Investing in emerging markets involves
risks    in addition to and greater than     those generally
associated with    investing in developed foreign markets    . The
extent of economic development   ;     political stability   ;
market depth   , infrastructure, and capitalization; and regulatory
oversight is generally less than in more developed markets.
    Emerging market economies may be subject to greater social,
economic,    regulatory,     and political uncertainties. All of these
factors    generally     make emerging market securities more volatile
and potentially less liquid than securities    issued in more
developed markets    .
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
FOREIGN REPURCHASE AGREEMENTS may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.
ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, and purchasing indexed securities.
FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
DIRECT DEBT. Loans and other direct debt instruments are interests in amounts owed to another party by a company, government, or other borrower. They have additional risks beyond conventional debt securities because they may entail less legal protection for a fund, or there may be a requirement that the fund supply additional cash to a borrower on demand.
   FISCAL YEAR ENDED OCTOBER 1997 DEBT HOLDINGS (AS A % OF
INVESTMENTS), BY RATING
   S&P RATING     AA  Emerging  Europe   Hong Kong  Japan Small Latin
Pacific Southeast United
   (Average of total      Canada Markets Europe Capital Appre- France
Germany and China Japan  Companies America Nordic Basin Asia Kingdom
   investments)      Fund Fund Fund ciation Fund Fund Fund Fund Fund
Fund Fund Fund Fund Fund Fund
       INVESTMENT GRADE

   Highest quality AAA

   High quality AA -- -- -- -- -- -- -- 1.22% -- -- -- 1.12% -- --

   Upper-medium grade A

   Medium grade BBB -- -- -- -- -- -- -- -- -- -- -- -- -- --
       LOWER QUALITY

   Moderately speculative BB -- -- -- -- -- -- -- -- -- -- -- -- -- --

   Speculative B -- -- -- -- -- -- -- -- -- -- -- -- -- --

   Highly speculative CCC -- -- -- -- -- -- -- -- -- -- -- -- -- --

   Poor quality CC

   Lowest quality, no interest C -- -- -- -- -- -- -- -- -- -- -- --
-- --

   In default, in arrears D -- -- -- -- -- -- -- -- -- -- -- -- -- --

         -- -- -- -- -- -- -- 1.22% -- -- -- 1.12% -- --

   MOODY'S RATING AB  Emerging  Europe   Hong Kong  Japan Small Latin
Pacific Southeast United

   (Average of total  Canada Markets Europe Capital Appre- France
Germany and China Japan  Companies America Nordic Basin Asia Kingdom

   investments) Fund Fund Fund ciation Fund Fund Fund Fund Fund Fund Fund Fund Fund Fund Fund
   INVESTMENT GRADE

   Highest quality Aaa

   High quality Aa -- -- -- -- 1.09% -- -- 1.22% -- -- -- 1.12% -- --

   Upper-medium grade A

   Medium grade Baa -- -- -- -- -- -- -- -- -- -- -- -- -- --
   LOWER QUALITY

   Moderately speculative Ba -- -- -- -- -- -- -- -- -- -- -- -- -- --

   Speculative B -- -- -- -- -- -- -- -- -- -- -- -- -- --

   Highly speculative Caa -- -- -- -- -- -- -- -- -- -- -- -- -- --

   Poor quality Ca

   Lowest quality, no interest C -- -- -- -- -- -- -- -- -- -- -- --
-- --

   In default, in arrears --- -- -- -- -- -- -- -- -- -- -- -- -- --
--

     -- -- -- -- 1.09% -- -- 1.22% -- -- -- 1.12% -- --
   REFER TO THE FUNDS' SAI FOR A MORE COMPLETE DISCUSSION OF THESE
RATINGS.
   THE FUNDS DO NOT NECESSARILY RELY ON THE RATINGS OF MOODY'S OR S&P TO DETERMINE COMPLIANCE WITH THEIR DEBT QUALITY POLICIES. SECURITIES NOT RATED BY MOODY'S OR S&P AMOUNTED TO .03%, 1.56%
   .01%, .02%, 3.25%, .17% AND .01% OF CANADA FUND'S, EMERGING MARKETS FUND'S, EUROPE FUND'S, EUROPE CAPITAL APPRECIATION FUND'S,FRANCE FUND'S, JAPAN SMALL COMPANIES FUND'S, AND
   SOUTHEAST ASIA FUND'S INVESTMENTS, RESPECTIVELY. THESE PERCENTAGES MAY INCLUDE SECURITIES RATED BY OTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS, AS WELL AS UNRATED SECURITIES.
   UNRATED LOWER-QUALITY SECURITIES AMOUNTED TO .03%, 1.56%, .01% .02%, 3.25%, .17% AND .01% OF CANADA FUND'S, EMERGING MARKETS FUND'S,
EUROPE FUND'S, EUROPE CAPITAL APPRECIATION
   FUND'S,FRANCE FUND'S, JAPAN SMALL COMPANIES FUND'S, AND SOUTHEAST ASIA FUND'S INVESTMENTS, RESPECTIVELY.
   FOR FOREIGN GOVERNMENT SECURITIES NOT INDIVIDUALLY RATED BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION, FMR ASSIGNS THE RATING OF THE SOVEREIGN CREDIT OF THE ISSUING GOVERNMENT.

ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities and some other securities may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS: Each fund may not purchase a security if, as a result, more than 15% of its assets would be invested in illiquid securities. OTHER INSTRUMENTS may include securities of closed-end investment companies and real estate-related instruments.
CASH MANAGEMENT. A fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change. DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry. A fund that is not diversified may be more sensitive to changes in the market value of a single issuer or industry.
RESTRICTIONS: With respect to 75% of its total assets, each of Canada Fund, Emerging Markets Fund, Europe Fund, Europe Capital Appreciation Fund, Japan Fund, Latin America Fund, Pacific Basin Fund, and Southeast Asia Fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any issuer. This limitation does not apply to U.S. Government securities or to securities of other investment companies.
France Fund, Germany Fund, Hong Kong and China Fund, Japan Small Companies Fund, Nordic Fund, and United Kingdom Fund are considered non-diversified. Generally, to meet federal tax requirements at the close of each quarter, each fund does not invest more than 25% of its total assets in any issuer and, with respect to 50% of total assets, does not invest more than 5% of its total assets in any issuer. These limitations do not apply to U.S. Government securities or to securities of other investment companies.
Each fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.
BORROWING. Each fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets. LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering a fund's securities. A fund may also lend money to other funds advised by FMR.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of a fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
CANADA FUND seeks growth of capital over the long term through investments in securities of issuers that have their principal activities in Canada or are registered in Canadian markets.
EMERGING MARKETS FUND seeks capital appreciation.
EUROPE FUND seeks growth of capital over the long-term through investments in securities of issuers that have their principal activities in Europe.
EUROPE CAPITAL APPRECIATION FUND seeks long-term capital appreciation. FRANCE FUND seeks long-term growth of capital.
GERMANY FUND seeks long-term growth of capital.
HONG KONG AND CHINA FUND seeks long-term growth of capital.
JAPAN FUND seeks long-term growth of capital.
JAPAN SMALL COMPANIES FUND seeks long-term growth of capital.
LATIN AMERICA FUND seeks high total investment return.
NORDIC FUND seeks long-term growth of capital.
PACIFIC BASIN FUND seeks growth of capital over the long-term through investments in securities of issuers that have their principal activities in the Pacific Basin.
SOUTHEAST ASIA FUND seeks capital appreciation.
UNITED KINGDOM FUND seeks long-term growth of capital.
With respect to 75% of its total assets, each of Canada Fund, Emerging Markets Fund, Europe Fund, Europe Capital Appreciation Fund, Japan Fund, Latin America Fund, Pacific Basin Fund, and Southeast Asia Fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any issuer, and may not purchase more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to U.S. Government securities or to securities of other investment companies.
Each fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.
Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33% of its total assets.
Loans, in the aggregate, may not exceed 33% of a fund's total assets. BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of a fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to affiliates who provide assistance with these services. Each fund also pays OTHER EXPENSES, which are explained on page .
FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.
MANAGEMENT FEE
EMERGING MARKETS FUND, FRANCE FUND, GERMANY FUND, HONG KONG AND CHINA FUND, JAPAN SMALL COMPANIES FUND, LATIN AMERICA FUND, NORDIC FUND, AND UNITED KINGDOM FUND. The management fee is calculated and paid to FMR every month. The fee for each fund is calculated by adding a group fee rate to an individual fund fee rate, and multiplying the result by the fund's average net assets.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.
For October 1997, the group fee rate was 0.   2941    %. The
individual fund fee rate is 0.45% for each fund. The total management
fee rate for the fiscal year ended October 1997 was 0.   75    % for
Emerging Markets Fund, France Fund,    Germany Fund,     Hong Kong and
China Fund, Japan Small Companies Fund,    Latin America Fund,
    Nordic Fund, and United Kingdom Fund. Because of a reimbursement arrangement, the total management fee rate for the fiscal year ended
October 1997 was    0.0    %   , 0.48%, and 0.0%     for    France
Fund, Germany Fund, and United Kingdom     Fund   , respectively    .
CANADA FUND, EUROPE FUND, EUROPE CAPITAL APPRECIATION FUND, JAPAN FUND, PACIFIC BASIN FUND, AND SOUTHEAST ASIA FUND. The management fee is calculated and paid to FMR every month. The amount of the fee is determined by taking a BASIC FEE and then applying a PERFORMANCE ADJUSTMENT. The performance adjustment either increases or decreases the management fee, depending on how well a fund has performed relative to its benchmark index.
MANAGEMENT   =   BASIC   +/-   PERFORMANCE
FEE              FEE           ADJUSTMENT

THE BASIC FEE (calculated monthly) is calculated by adding a group fee rate to an individual fund fee rate, and multiplying the result by a fund's average net assets.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.
For October 1997, the group fee rate was 0.   2941    %. The
individual fund fee rate for each fund is 0.45%.
The basic fee rate for the fiscal year ended October 1997 was
0.   75    % for Canada Fund, Europe Fund,    Europe Capital
Appreciation Fund,     Japan Fund, Pacific Basin Fund, and Southeast
Asia Fund.
THE PERFORMANCE ADJUSTMENT rate is calculated monthly by comparing each fund's performance to that of its benchmark index over the performance period.
The performance period is the most recent 36-month period.
The difference is translated into a dollar amount that is added to or subtracted from the basic fee. The maximum annualized performance adjustment rate is (plus/minus).20% of a fund's average net assets over the performance period.
FUND                               BENCHMARK

CANADA FUND                        TSE 300 INDEX

EUROPE FUND                        MSCI EUROPE INDEX

EUROPE CAPITAL APPRECIATION FUND   MSCI EUROPE INDEX

JAPAN FUND                         TOPIX INDEX

PACIFIC BASIN FUND                 MSCI PACIFIC INDEX

SOUTHEAST ASIA FUND                MSCI FAR EAST EX-JAPAN FREE INDEX

FUND                               MANAGEMENT
                                   FEE

CANADA FUND                        0.   39    %

EUROPE FUND                        0.   78    %

EUROPE CAPITAL APPRECIATION FUND   0.   65    %

JAPAN FUND                         0.   93    %

PACIFIC BASIN FUND                 0.   70    %

SOUTHEAST ASIA FUND                0.   76    %

FMR HAS SUB-ADVISORY AGREEMENTS with four affiliates: FMR U.K., FMR Far East, FIJ, and FIIA. FIIA in turn has a sub-advisory agreement with FIIA(U.K.)L. FMR U.K. focuses on issuers based in Europe. FMR Far East focuses on issuers based in Asia and the Pacific Basin. FIJ focuses on issuers based in Japan and elsewhere around the world. FIIA focuses on issuers based in Hong Kong, Australia, New Zealand, and Southeast Asia (other than Japan). FIIA(U.K.)L focuses on issuers based in the United Kingdom and Europe.
The sub-advisers are compensated for providing investment research and advice. FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services. FMR pays FIJ and FIIA 30% of its management fee associated with investments for which the sub-adviser provided investment advice. FIIA pays FIIA(U.K.)L a fee equal to 110% of the cost of providing these services.
The sub-advisers may also provide investment management services. In return, FMR pays FMR U.K., FMR Far East, FIJ, and FIIA a fee equal to 50% of its management fee rate with respect to a fund's investments that the sub-adviser manages on a discretionary basis. FIIA pays FIIA(U.K.)L a fee equal to 110% of the cost of providing these services.
OTHER EXPENSES
While the management fee is a significant component of the funds' annual operating costs, the funds have other expenses as well.
The funds contract with FSC to perform transfer agency, dividend disbursing, shareholder servicing, and accounting functions. These services include processing shareholder transactions, valuing each fund's investments, handling securities loans for each fund, and calculating each fund's share price and dividends.
For the fiscal year ended October 1997, transfer agency and pricing and bookkeeping fees paid (as a percentage of average net assets) amounted to the following. These amounts are before expense reductions, if any.
                                   TRANSFER AGENCY AND
                                   PRICING AND BOOKKEEPING FEES
                                   PAID BY FUND

CANADA FUND                            .41    %

EMERGING MARKETS FUND                  .38    %

EUROPE FUND                            .32%

EUROPE CAPITAL APPRECIATION FUND       .34    %

FRANCE FUND                            1.33    %

GERMANY FUND                           .84    %

HONG KONG AND CHINA FUND               .39    %

JAPAN FUND                             .38    %

JAPAN SMALL COMPANIES FUND             .41    %

LATIN AMERICA FUND                     .32    %

NORDIC FUND                            .40    %

PACIFIC BASIN FUND                     .49    %

SOUTHEAST ASIA FUND                    .38%

UNITED KINGDOM FUND                    1.51    %

Each fund also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by a fund to reduce that fund's custodian or transfer agent fees.
For the fiscal year ended October 1997, the portfolio turnover rates are outlined in the following table. These rates vary from year to year. High turnover rates increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.
FUND                               TURNOVER %

CANADA FUND                           139    %

EMERGING MARKETS FUND                 69    %

EUROPE FUND                           57    %

EUROPE CAPITAL APPRECIATION FUND      189    %

FRANCE FUND                           150    %

GERMANY FUND                          120    %

HONG KONG AND CHINA FUND              174    %

JAPAN FUND                            70    %

JAPAN SMALL COMPANIES FUND            101    %

LATIN AMERICA FUND                    64    %

NORDIC FUND                           74    %

PACIFIC BASIN FUND                    42    %

SOUTHEAST ASIA FUND                   141    %

UNITED KINGDOM FUND                   96    %

(null)Doing Business with Fidelity
Fidelity Investments was established in 1946 to manage one of
America's first
mutual funds. Today, Fidelity is the largest mutual fund company in the country,
and is known as an innovative provider of high-quality financial services to
individuals and institutions.
In addition to its mutual fund business, the company operates one of
America's
leading discount brokerage firms, FBSI. Fidelity is also a leader in providing
tax-sheltered retirement plans for individuals investing on their own or through
their employer.
Fidelity is committed to providing investors with practical
information to
make investment decisions. Based in Boston, Fidelity provides customers with
complete service 24 hours a day, 365 days a year, through a network of telephone
service centers around the country.
To reach Fidelity for general information, call these numbers:
S For mutual funds, 1-800-544-8888
S For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has
over 80 walk-in Investor Centers across the country.
(null)Types of Accounts
You may set up an account directly in a fund or, if you own or intend to purchase
individual securities as part of your total investment portfolio, you may consider
investing in a fund through a brokerage account.
You may purchase or sell shares of the funds through an investment professional,
including a broker, who may charge you a transaction fee for this service.
If you invest through FBSI, another financial institution, or an investment
professional, read their program materials for any special provisions, additional
service features or fees that may apply to your investment in a fund.
Certain
features of the fund, such as the minimum initial or subsequent investment
amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed
in the table that follows.
The account guidelines that follow may not apply to certain retirement accounts.
If you are investing through a retirement account or if your employer offers
the funds through a retirement program, you may be subject to additional fees.
For more information, please refer to your program materials, contact your
employer, or call your retirement benefits number or Fidelity directly, as
appropriate.
Ways to Set Up Your Account
Individual or Joint Tenant
For your general investment needs
Individual accounts are owned by one person. Joint accounts can have two or
more owners (tenants).
Retirement
To shelter your retirement savings from taxes
 Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special
applications and
typically have lower minimums.
w Individual Retirement Accounts (IRAs) allow anyone of legal age and under 70 with earned income to invest up to $2,000 per tax year. Individuals can also invest in a spouse's
IRA if
the spouse has earned income of less than $250.
w Rollover IRAs retain special tax advantages for certain distributions from employer-sponsored retirement plans.
w Keogh or Corporate Profit Sharing and Money Purchase Pension Plans allow self-employed individuals or small business owners (and their employees) to make tax-deductible contributions for themselves and any eligible employees up to $30,000 per year.
w Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but
with fewer administrative requirements.
w SIMPLE IRAs provide small business owners and those with
self-employed income
(and their eligible employees) with many of the advantages of a 401(k)
plan,
but with fewer administrative requirements.
w 403(b) Custodial Accounts are available to employees of most tax-exempt institutions, including schools, hospitals, and other charitable organizations.
w 401(k) Programs allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established
by the trustee of the plan.
Gifts or Transfers to a Minor (UGMA, UTMA)
To invest for a child's education or other future needs
These custodial accounts provide a way to give money to a child and obtain
tax benefits. An individual can give up to $10,000 a year per child without
paying federal gift tax. Depending on state laws, you can set up a custodial
account under the Uniform Gifts to Minors Act (UGMA) or the Uniform
Transfers
to Minors Act (UTMA).
Trust
For money being invested by a trust
The trust must be established before an account can be opened. Business or Organization
For investment needs of corporations, associations, partnerships, or other
groups
Requires a special application.
(null)How to Buy Shares
The price to buy one share of each fund is the fund's offering price or the
fund's net asset value per share (NAV), depending on whether you pay a sales
charge. If you pay a sales charge, your price will be the fund's offering price.
When you buy shares of a fund at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in the fund. If you qualify for a sales charge
waiver, your price will be the fund's NAV. See "Sales Charge
Reductions and
Waivers," page 75, for an explanation of how and when the sales charge and
waivers apply.
Shares are purchased at the next share price calculated after your investment
is received in proper form. Share price is normally calculated at 4:00
p.m.
Eastern time.
If you are new to Fidelity, complete and sign an account application and mail it along with your check.
You may also open your account in person or by wire as described on page 69.
If there is no application accompanying this prospectus, call
1-800-544-8888.
If you already have money invested in a Fidelity fund, you can:
S Mail in an application with a check, or
S Open your account by exchanging from another Fidelity fund.
If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call
1-800-544-8888
for more information and a retirement application.
If you buy shares by check or Fidelity Money LineR, and then sell those shares
by any method other than by exchange to another Fidelity fund, the payment
may be delayed for up to seven business days to ensure that your previous investment has cleared.
Minimum Investments
To Open an Account  $2,500
For Fidelity IRA, Rollover IRA, SEP-IRA and Keogh accounts  $500
To Add to an Account  $250
For Fidelity IRA, Rollover IRA, SEP-IRA and Keogh accounts $250 Through regular investment plans* $100
Minimum Balance $2,000
For Fidelity IRA, Rollover IRA, SEP-IRA and Keogh accounts $500
*For more information about regular investment plans, please refer to "Investor
Services," page 71.
These minimums may vary for investments through Fidelity Portfolio
Advisory
Services. There is no minimum account balance or initial or subsequent investment minimum for certain retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from Fidelity retirement accounts. Refer to the program materials for details.
(null)Key Information

Phone 1-800-544-7777
S To open an account, exchange from another Fidelity fund account with the same registration, including name, address, and taxpayer ID number.
S To add to an account, exchange from another Fidelity fund account with the same registration, including name, address, and taxpayer ID number. You can also use Fidelity Money Line to transfer from your bank account. Call before your first use to verify that this service is in place on your account. Maximum
Money Line: $100,000.
Mail
S To open an account, complete and sign the application. Make your check payable to the complete name of the fund of your choice. Mail to the address indicated on the application.
S To add to an account, make your check payable to the complete name of the fund.
Indicate your fund account number on your check. Mail to the address printed on your account statement.
S Exchange by mail: Call 1-800-544-6666 for instructions.
In Person
S To open an account, bring your application and check to a Fidelity
Investor
Center. Call 1-800-544-9797 for the center nearest you.
S To add to an account, bring your check to a Fidelity Investor
Center. Call
1-800-544-9797 for the center nearest you.
(null)(null)Wire
Not available for retirement accounts.
S To open an account, call 1-800-544-7777 to set up your account and to arrange a wire transaction. Wire within 24 hours to the wire address below. Specify the complete name of the fund and include your new account number and your name.
S To add to an account, wire to the wire address below. Specify the complete name of the fund and include your account number and your name.
S Wire address: Bankers Trust Company, Bank Routing #021001033, Account # 00163053.
Automatically
New accounts cannot be opened with these services.
S Use Fidelity Automatic Account Builder or Direct Deposit to automatically purchase more shares. Sign up for these services when opening your account, or call
1-800-544-6666.
S Use Directed Dividends or Fidelity Automatic Exchange Service to automatically send money from one Fidelity fund into another. Call 1-800-544-6666 for instructions.


 TDD - Service for the Deaf and Hearing-Impaired: 1-800-544-0118

(null)How to Sell Shares
You can arrange to take money out of your fund account at any time by selling
(redeeming) some or all of your shares.
The price to sell one share of each fund is the fund's NAV minus the short-term trading fee, if applicable.
If you sell shares of a fund after holding them less than 90 days, the fund will deduct a short-term trading fee equal to 1.5% (1.0% for Europe, Europe
Capital Appreciation and Pacific Basin) of the value of those shares. Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term trading fee, if applicable. Each fund's
NAV is normally calculated each business day at 4:00 p.m. Eastern time.
To sell shares in a non-retirement account, you may use any of the methods described on these two pages.
To sell shares in a Fidelity retirement account, your request must be made in writing, except for exchanges to other Fidelity funds, which can be requested by phone or in writing. Call 1-800-544-6666 for a retirement distribution form.
If you are selling some but not all of your shares, leave at least $2,000 worth of shares in the account to keep it open ($500 for retirement accounts).
To sell shares by bank wire or Fidelity Money Line, you will need to sign up for these services in advance.
Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
S You wish to redeem more than $100,000 worth of shares, S Your account registration has changed within the last 30 days, S The check is being mailed to a different address than the one on your account
(record address),
S The check is being made payable to someone other than the account owner, or
S The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker
(including
Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association.
A notary public cannot provide a signature guarantee.
Selling Shares in Writing
Write a "letter of instruction" with:
S Your name,
S The fund's name,
S Your fund account number,
S The dollar amount or number of shares to be redeemed, and S Any other applicable requirements listed in the table that follows. Unless otherwise instructed, Fidelity will send a check to the record address.
Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
Fees and Key Information
If you sell shares of Canada Fund, Emerging Markets Fund, France Fund,
Germany
Fund, Hong Kong and China Fund, Japan Fund, Japan Small Companies
Fund, Latin
America Fund, Nordic Fund, Southeast Asia Fund, and United Kingdom Fund after holding them less than 90 days, the fund will deduct a short-term trading fee equal to 1.50% of the value of those shares. If you sell shares of Europe Fund,
Europe Capital Appreciation Fund, and Pacific Basin Fund after holding them less than 90 days, the fund will deduct a short-term trading fee equal to 1.00%
of the value of the shares.

Phone 1-800-544-7777
All account types except retirement
S Maximum check request: $100,000.
S For Money Line transfers to your bank account; minimum: $10;
maximum: $100,000.
All account types
S You may exchange to other Fidelity funds if both accounts are registered with the same name(s), address, and taxpayer ID number.

Mail or in Person
Individual, Joint Tenants, Sole Proprietorships, UGMA, UTMA
S The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.
Retirement accounts
S The account owner should complete a retirement distribution form. Call 1-800-544-6666 to request one.
Trusts
S The trustee must sign the letter indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.
Businesses or Organizations
S At least one person authorized by corporate resolution to act on the account must sign the letter.
S Include a corporate resolution with corporate seal or a signature guarantee.
Executors, Administrators, Conservators, Guardians
S Call 1-800-544-6666 for instructions.

Wire
All account types except retirement
S You must sign up for the wire feature before using it. To verify that it is in place, call 1-800-544-6666. Minimum wire: $5,000.
S Your wire redemption request must be received in proper form by Fidelity before
4 p.m. Eastern time for money to be wired on the next business day.

 TDD - Service for the Deaf and Hearing-Impaired: 1-800-544-0118
(null)Investor Services
Fidelity provides a variety of services to help you manage your account.
Information Services
Fidelity's telephone representatives are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
Statements and reports that Fidelity sends to you include the following:
S Confirmation statements (after every transaction, except
reinvestments, that
affects your account balance or your account registration)
S Account statements (quarterly)
S Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses
will be mailed to your household, even if you have more than one account in
the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information.
Transaction Services
Exchange privilege. You may sell your fund shares and buy shares of other Fidelity funds by telephone or in writing. The shares you exchange will carry credit for any sales charge
you previously paid in connection with their purchase.
Note that exchanges out of a fund are limited to four per calendar year, and
that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a
shareholder's exchange
privilege may be suspended or revoked, see page 74.
Systematic withdrawal plans let you set up periodic redemptions from your account. Because of the funds'
sales charge, you may not want to set up a systematic withdrawal plan during
a period when you are buying shares on a regular basis.
Fidelity Money Liner enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your
call.
24-Hour Service
Account Assistance 1-800-544-6666
Account Transactions 1-800-544-7777
Product Information 1-800-544-8888
Retirement Account Assistance 1-800-544-4774
TouchTone XpressSM 1-800-544-5555
 Automated service
3

Regular Investment Plans
One easy way to pursue your financial goals is to invest money regularly. Fidelity
offers convenient services that let you transfer money into your fund account,
or between fund accounts, automatically. While regular investment plans do
not guarantee a profit and will not protect you against loss in a declining
market, they can be an excellent way to invest for retirement, a home, educational
expenses, and other long-term financial goals. Certain restrictions apply for
retirement accounts. Call 1-800-544-6666 for more information.
Regular Investor Plans
Fidelity Automatic Account Builder SM
To move money from your bank account to a Fidelity fund
Minimum
$100
Frequency
Monthly or quarterly
Setting up or changing
S For a new account, complete the appropriate section on the fund application.
S For existing accounts, call 1-800-544-6666 for an application.
S To change the amount or frequency of your investment, call 1-800-
544-6666
at least three business days prior to your next scheduled investment date.
Direct Deposit
To send all or a portion of your paycheck or government check to a
Fidelity
fundA
Minimum
$100
Frequency
Every pay period
Setting up or changing
S Check the appropriate box on the fund application, or call
1-800-544-6666 for
an authorization form.
S Changes require a new authorization form.
Fidelity Automatic Exchange Service
To move money from a Fidelity money market fund to another Fidelity fund
Minimum
$100
Frequency
Monthly, bimonthly, quarterly, or annually
Setting up or changing
S To establish, call 1-800-544-6666 after both accounts are opened.
S To change the amount or frequency of your investment, call
1-800-544-6666.
A Because their share prices fluctuate, these funds may not be appropriate choices for direct deposit of your entire check.

SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
Each fund distributes substantially all of its net income and capital gains to shareholders each year. Normally, dividends and capital gains are distributed in December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. Each fund offers four options:
5. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
6. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
7. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
8. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.
FOR RETIREMENT ACCOUNTS, all distributions are automatically reinvested. When you are over 59 years old, you can receive distributions in cash.
SHARES PURCHASED THROUGH REINVESTMENT of dividend and capital gain distributions are not subject to the funds' 3% sales charge. Likewise, if you direct distributions to a fund with a sales charge, you will not pay a sales charge on those purchases.


UNDERSTANDING DISTRIBUTIONS
As a fund shareholder, you are entitled to your
share of the fund's net income and gains on its
investments. The fund passes these earnings
along to its investors as DISTRIBUTIONS.
Each fund earns dividends from stocks and
interest from bond, money market and other
investments. These are passed along as
DIVIDEND DISTRIBUTIONS. A fund realizes capital
gains whenever it sells securities for a higher
price than it paid for them. These are passed
along as CAPITAL GAIN DISTRIBUTIONS.
(checkmark)
When a fund deducts a distribution from its NAV, the reinvestment price is the fund's NAV at the close of business that day. Cash distribution checks will be mailed within seven days
TAXES
As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.
TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, each fund's income and short-term capital
gain   s are     distribut   ed as dividends and     taxed as
   ordinary income;     capital gain distributions are taxed as
long-term capital gains. Every January, Fidelity will send you and the
IRS a statement showing the    tax characterization of
    distributions paid to you in the previous year.
TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of a fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when a fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
CURRENCY CONSIDERATIONS. If a fund's dividends exceed its taxable income in any year, which is sometimes the result of currency-related losses, all or a portion of the fund's dividends may be treated as a return of capital to shareholders for tax purposes. To minimize the risk of a return of capital, the funds may adjust their dividends to take currency fluctuations into account, which may cause the dividends to vary. Any return of capital will reduce the cost basis of your shares, which will result in a higher reported capital gain or a lower reported capital loss when you sell your shares. The statement you receive in January will specify if any distributions included a return of capital.
EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on a
fund and its investments   ,     and these taxes generally will reduce
the fund's distributions. However,    if you meet certain holding
period requirements with respect to your fund shares,     an
offsetting tax credit may be available to you. If    you do not meet
such holding period requirements, you may still be entitled to a
deduction for certain foreign taxes. In either case    , your tax
statement will show more taxable income or capital gains than were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment activity in some types of instruments.
TRANSACTION DETAILS
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. FSC normally calculates each fund's NAV and offering price, as applicable, as of the close of business of the NYSE, normally 4 :00 p.m. Eastern time.
EACH FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
Each fund's assets are valued primarily on the basis of market quotations. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.
THE OFFERING PRICE of each fund is its NAV divided by the difference between one and the applicable sales charge percentage. The maximum sales charge is 3% of the offering price.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE    OR
ELECTRONICALLY    . Fidelity    will not     be    responsible     for
   any     losses resulting from unauthorized transactions if it
follow   s     reasonable    security     procedures designed to
verify the identity of the    investor    . Fidelity will request
personalized security codes or other information, and may also record
calls.    For transactions conducted through the Internet, Fidelity
recommends the use of an Internet browser with 128-bit encryption.
    You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
EACH FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. Each fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased at the next offering price or NAV, as applicable, calculated after
your investment is received    in proper form.     Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees a fund or its transfer agent has incurred.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at
the next NAV calculated after your order is received    in proper
form    , minus the short-term trading fee, if applicable. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you. (small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) Each fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
A SHORT-TERM TRADING FEE of 1.5% (1.0% for Europe, Europe Capital Appreciation and Pacific Basin) will be deducted from the redemption amount if you sell your shares after holding them less than 90 days. This fee is paid to the fund rather than Fidelity, and is designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.
The short-term trading fee, if applicable, is charged on exchanges out of a fund. If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies. The short-term trading fee does not apply to shares that were acquired through reinvestment of distributions.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500 (including any amount paid as a sales charge), subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $2,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV minus the short-term trading fee, if applicable, on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC collects the proceeds from each fund's 3% sales charge and may pay a portion of them to securities dealers who have sold the fund's shares, or to others, including banks and other financial institutions (qualified recipients), under special arrangements in connection with FDC's sales activities. The sales charge paid to qualified recipients is 1.50% of the fund's offering price.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the funds without reimbursement from the funds. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Because excessive trading can hurt fund performance and shareholders, each fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose fees of up to 1.00% on purchases, administrative fees of up to $7.50, and trading fees of up to 1.50% on exchanges. Check each fund's prospectus for details.
SALES CHARGE REDUCTIONS AND WAIVERS
REDUCTIONS. A fund's sales charge may be reduced if you invest directly with Fidelity or through prototype or prototype-like retirement plans sponsored by FMR or FMR Corp. The amount you invest, plus the value of your account, must fall within the ranges shown below. However, purchases made with assistance or intervention from a financial intermediary are not eligible. Call Fidelity to see if your purchase qualifies.

                     SALES CHARGE

RANGES               AS A % OF OFFERING PRICE   AS AN APPROXIMATE % OF NET AMOUNT INVESTED

$0 - 249,999         3.00%                      3.09%

$250,000 - 499,999   2.00%                      2.04%

$500,000 - 999,999   1.00%                      1.01%

$1,000,000 OR MORE   NONE                       NONE


The sales charge will also be reduced by the percentage of any sales charge you previously paid on investments in other Fidelity funds (not including Fidelity's Foreign Currency Funds). Similarly, your shares carry credit for any sales charge you would have paid if the reductions in the table above had not existed. These sales charge credits only apply to purchases made in one of the ways listed below, and only if you continuously owned Fidelity fund shares or a Fidelity brokerage core account, or participated in The CORPORATEplan for Retirement Program.
1. By exchange from another Fidelity fund.
2. With proceeds of a transaction within a Fidelity brokerage core account, including any free credit balance, core money market fund, or margin availability, to the extent such proceeds were derived from redemption proceeds from another Fidelity fund.
3. With redemption proceeds from one of Fidelity's Foreign Currency Funds, if the Foreign Currency Fund shares were originally purchased with redemption proceeds from a Fidelity fund.
4. Through the Directed Dividends Option (see page ).
5. By participants in The CORPORATEplan for Retirement Program when shares are purchased through plan-qualified loan repayments, and for exchanges into and out of the Managed Income Portfolio.
WAIVERS. A fund's sales charge will not apply:
1. If you buy shares as part of an employee benefit plan having more than 200 eligible employees or a minimum of $3 million in plan assets invested in Fidelity mutual funds.
2. To shares in a Fidelity account purchased with the proceeds of a distribution from an employee benefit plan, provided that at the time of the distribution, the employer or its affiliate maintained a plan that both qualified for waiver (1) above and had at least some of its assets invested in Fidelity-managed products. (Distributions transferred to an IRA account must be transferred within 60 days from the date of the distribution. All other distributions must be transferred directly into a Fidelity account).
3. If you are a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more.
4. If you purchase shares for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue
Code).
5. If you are an investor participating in the Fidelity Trust
Portfolios program.
6. To shares purchased by a mutual fund for which FMR or an affiliate serves as investment manager.
7. To shares purchased through Portfolio Advisory Services or Fidelity Charitable Advisory Services.
8. If you are a current or former trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or Fidelity International Limited or their direct or indirect subsidiaries (a Fidelity trustee or employee), the spouse of a Fidelity trustee or employee, a Fidelity trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity trustee or employee.
9. If you are a bank trust officer, registered representative, or other employee of a qualified recipient, as defined on page .
10. To contributions and exchanges to a prototype or prototype-like retirement plan sponsored by FMR Corp. or FMR and which is marketed and distributed directly to plan sponsors or participants without any assistance or intervention from any intermediary distribution channel.
11. If you invest through a non-prototype pension or profit-sharing plan that maintains all of its mutual fund assets in Fidelity mutual funds, provided the plan executes a Fidelity non-prototype sales charge waiver agreement confirming its qualification.
12. If you are a registered investment adviser (RIA) purchasing for your discretionary accounts, provided you execute a Fidelity RIA load waiver agreement which specifies certain aggregate minimum and operating provisions. Except for correspondents of National Financial Services Corporation, this waiver is available only for shares purchased directly from Fidelity, and is unavailable if the RIA is part of an organization principally engaged in the brokerage business.
13. If you are a trust institution or bank trust department purchasing for your non-discretionary, non-retirement fiduciary accounts, provided you execute a Fidelity Trust load waiver agreement which specifies certain aggregate minimum and operating provisions. This waiver is available only for shares purchased either directly from Fidelity or through a bank-affiliated broker, and is unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.
These waivers must be qualified through FDC in advance. More detailed information about waivers (1), (2), (5), (9), (10) and (12) is contained in the Statement of Additional Information. A representative of your plan or organization should call Fidelity for more information.

This prospectus is printed on recycled paper using soy-based inks. FIDELITY'S TARGETED INTERNATIONAL EQUITY FUNDS
FIDELITY CANADA FUND, FIDELITY EMERGING MARKETS FUND, FIDELITY EUROPE FUND, FIDELITY EUROPE CAPITAL APPRECIATION FUND, FIDELITY FRANCE FUND, FIDELITY GERMANY FUND, FIDELITY HONG KONG AND CHINA FUND, FIDELITY JAPAN FUND, FIDELITY JAPAN SMALL COMPANIES FUND, FIDELITY LATIN AMERICA FUND, FIDELITY NORDIC FUND, FIDELITY PACIFIC BASIN FUND, FIDELITY SOUTHEAST ASIA FUND, AND FIDELITY UNITED KINGDOM FUND
FUNDS OF FIDELITY INVESTMENT TRUST
STATEMENT OF ADDITIONAL INFORMATION
DECEMBER 30, 1997
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the funds' current Prospectus (dated December 30, 1997). Please retain this document for future reference. The funds' Annual Report is a separate document supplied with this SAI. To obtain a free additional copy of the Prospectus or an Annual Report, please call Fidelity at 1-800-544-8888.

TABLE OF CONTENTS                                                               PAGE



INVESTMENT POLICIES AND LIMITATIONS

SPECIAL CONSIDERATIONS AFFECTING EUROPE

SPECIAL CONSIDERATIONS AFFECTING JAPAN, THE PACIFIC BASIN, AND SOUTHEAST ASIA

SPECIAL CONSIDERATIONS AFFECTING CANADA

SPECIAL CONSIDERATIONS AFFECTING LATIN AMERICA

SPECIAL CONSIDERATIONS AFFECTING THE RUSSIAN FEDERATION

PORTFOLIO TRANSACTIONS

VALUATION

PERFORMANCE

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

DISTRIBUTIONS AND TAXES

FMR

TRUSTEES AND OFFICERS

MANAGEMENT CONTRACTS

CONTRACTS WITH FMR AFFILIATES

DESCRIPTION OF THE TRUST

FINANCIAL STATEMENTS

APPENDIX


INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc. (FMR U.K.)
Fidelity Management & Research (Far East) Inc. (FMR Far East)
Fidelity International Investment Advisors (FIIA)
Fidelity International Investment Advisors (U.K.) Limited
(FIIA(U.K.)L)
Fidelity Investments Japan Ltd. (FIJ)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
Fidelity Service Company, Inc. (FSC)
TIF-ptb-1297
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940
Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
INVESTMENT LIMITATIONS OF CANADA FUND
(CANADA FUND)
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others (except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements).
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page .
INVESTMENT LIMITATIONS OF EMERGING MARKETS FUND
(EMERGING MARKETS FUND)
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (5)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page .
INVESTMENT LIMITATIONS OF EUROPE FUND
(EUROPE FUND)
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of the fund's total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements).
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page .
INVESTMENT LIMITATIONS OF EUROPE CAPITAL APPRECIATION FUND
(EUROPE CAPITAL APPRECIATION FUND)
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements).
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page .
INVESTMENT LIMITATIONS OF FRANCE FUND
(FRANCE FUND)
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter
M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page .
INVESTMENT LIMITATIONS OF GERMANY FUND
(GERMANY FUND)
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter
M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page .
INVESTMENT LIMITATIONS OF HONG KONG AND CHINA FUND
(HONG KONG AND CHINA FUND)
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter
M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page .
INVESTMENT LIMITATIONS OF JAPAN FUND
(JAPAN FUND)
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements).
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page .
INVESTMENT LIMITATIONS OF JAPAN SMALL COMPANIES FUND
(JAPAN SMALL COMPANIES FUND)
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter
M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page .
INVESTMENT LIMITATIONS OF LATIN AMERICA FUND
(LATIN AMERICA FUND)
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements).
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page .
INVESTMENT LIMITATIONS OF NORDIC FUND
(NORDIC FUND)
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter
M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page .
INVESTMENT LIMITATIONS OF PACIFIC BASIN FUND
(PACIFIC BASIN FUND)
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of the fund's total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements).
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page .
INVESTMENT LIMITATIONS OF SOUTHEAST ASIA FUND
(SOUTHEAST ASIA FUND)
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements).
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page .
INVESTMENT LIMITATIONS OF UNITED KINGDOM FUND
(UNITED KINGDOM FUND)
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter
M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page .
INVESTMENT POLICIES FOR FIDELITY EMERGING MARKETS FUND
COUNTRIES NOT CONSIDERED TO HAVE EMERGING MARKETS. As of    October
31,     1997, countries not considered to have an emerging market
economy are as follows: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New
Zealand, Norway, Por   tugal,     Spain, Sweden, Switzerland, the
United Kingdom, and the United States.
INVESTMENT POLICIES SHARED BY THE FUNDS
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the Investment Company Act of 1940. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission
(SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
CLOSED-END INVESTMENT COMPANIES. Each fund may purchase the shares of closed-end investment companies to facilitate investment in certain countries. Shares of closed-end investment companies may trade at a premium or a discount to their net asset value.
   EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.
   Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
   It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets (OTC) located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.
   Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and it also may be difficult for an investor to enforce its legal rights in foreign countries.
   Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
   American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
   The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risk of nationalization of businesses, restrictions on foreign ownership or prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times.
FOREIGN CURRENCY TRANSACTIONS. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A fund may use currency forward contracts for any purpose consistent with its investment objective.
The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.
Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, a fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.
Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times. FOREIGN REPURCHASE AGREEMENTS. Foreign repurchase agreements may include agreements to purchase and sell foreign securities in exchange for fixed U.S. dollar amounts, or in exchange for specified amounts of foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.
FUNDS' RIGHTS AS A SHAREHOLDER. The funds do not intend to direct or administer the day-to-day operations of any company. Each fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities that a fund may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.
FUTURES AND OPTIONS. The following sections pertain to futures and options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The funds will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS. A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. The funds may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which they typically invest, which involves a risk that the options or futures position will not track the performance of a fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS. When a fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
   The funds may invest in futures based on such indexes as the CAC 40 (France), DAX 30 (Germany), EuroTop 100 (Europe), IBEX (Spain), FTSE 100 (United Kingdom), All Ordinary (Australia), Hang Seng (Hong Kong), and Nikkei 225, Nikkei 300 and TOPIX (Japan).
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
   Although futures exchanges generally operate similarly in the U.S. and abroad, foreign futures exchanges may follow different trading, settlement and margin procedures than U.S. exchanges do. Futures contracts traded outside the United States may involve greater risk of loss than U.S.-traded contracts, including potentially greater risks of losses due to insolvency of a futures broker, exchange member or other party that may owe initial or variation margin to a fund. LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Each fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The funds intend to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.
In addition, each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the funds' investments in futures contracts and options, and the funds' policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The funds may purchase and sell currency futures and may purchase and write currency options to increase or decrease their exposure to different foreign currencies. A fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the funds greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium it paid. If the fund exercises the option, it completes the sale of the underlying instrument at the strike price. A fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the fund will be required to make margin payments to an FCM as described above for futures contracts. A fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates a fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and
(5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by the funds to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also, FMR may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If through a change in values, net assets, or other circumstances, a fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.
INDEXED SECURITIES. Each fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies. Indexed securities may be more volatile than the underlying instruments.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, each fund has received permission to lend money to, and borrow money from, other funds advised by FMR or its affiliates. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
ISSUER LOCATION. FMR determines where an issuer or its principal activities are located by looking at such factors as its country of organization, the primary trading market for its securities, and the location of its assets, personnel, sales, and earnings. The issuer of a security is considered to be located in a particular country if (1) the security is issued or guaranteed by the government of the country or any of its agencies, political subdivisions, or instrumentalities;
(2) the security has its primary trading market in that country; or
(3) the issuer is organized under the laws of that country, derives at least 50% of its revenues or profits from goods sold, investments made, or services performed in the country, or has at least 50% of its assets located in the country.
LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to each fund's policies regarding the quality of debt securities.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If a fund does not receive scheduled interest or principal payments on such indebtedness, the fund's share price and yield could be adversely affected. Loans that are fully secured offer a fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a fund. For example, if a loan is foreclosed, the fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, each fund relies on FMR's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, each fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a fund were determined to be subject to the claims of the agent's general creditors, the fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Direct indebtedness purchased by each fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the fund to pay additional cash on demand. These commitments may have the effect of requiring the fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. Each fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.
Each fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see limitations (1) and (5) for Canada Fund, Emerging Markets Fund, Europe Fund, Europe Capital Appreciation Fund, Japan Fund, Latin America Fund, Pacific Basin Fund and Southeast Asia Fund; and limitations (4) and (i) for France Fund, Germany Fund, Hong and China Fund, Japan Small Companies Fund, Nordic Fund and United Kingdom Fund). For purposes of these limitations, each fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between each fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
LOWER-QUALITY DEBT SECURITIES. While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt securities and a fund's ability to dispose of these securities.
Since the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type held by a fund. In considering investments for the fund, FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer. Each fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders. REAL ESTATE-RELATED INSTRUMENTS include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. To protect the fund from the risk that the original seller will not fulfill its obligation, the securities are held in an account of the fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), it is each fund's current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by FMR. Such transactions may increase fluctuations in the market value of the fund's assets and may be viewed as a form of leverage. SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp.
Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk. FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in any security in which a fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
SECURITIES OF SMALL CAPITALIZATION COMPANIES. Smaller capitalization companies may have limited product lines, markets, or financial resources. These conditions may make them more susceptible to setbacks and reversals. Therefore, their securities may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies.
SHORT SALES "AGAINST THE BOX." A fund may sell securities short when it owns or has the right to obtain securities equivalent in kind or amount to the securities sold short. Such short sales are known as short sales "against the box." If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.
SOVEREIGN DEBT OBLIGATIONS. Each fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.
SWAP AGREEMENTS. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A fund is not limited to any particular form of swap agreement if FMR determines it is consistent with the fund's investment objective and policies.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. Each fund expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
Each fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.
   WARRANTS. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.
   Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. SPECIAL CONSIDERATIONS AFFECTING EUROPE
Europe can be divided into 2 categories of market development: the developed economies of Western Europe1, and the transition economies of Eastern Europe2. As a whole, Europe witnessed a slowdown in growth in 1996, down to 1.7% from its 1995 level of 2.5%. Inflation decreased to 4.6%, down from 5.1% in 1995. The weak growth performance in Germany had an effect on the region as a whole, largely due to the role Germany plays as a primary trading partner to most European countries.
In the west, GDP growth averaged 2.5%, unemployment 9.2% and inflation
6.8%   3    . Twelve of the countries enjoy both positive trade
balances and positive current accounts balances, while seven do not. Likewise, in the east growth averaged 3.1%, while inflation averaged 26%4. All countries save Bulgaria saw trade and current accounts deficits.
Stock market performance in the western countries was strong. Over 9100 firms, both foreign and domestic, are listed on the exchanges throughout the region. Total market capitalization in the west was over $9 trillion in 1996. Market capitalization totals grew over their 1995 levels on an average of 31%, with notable performances by Turkey and Greece, both growing by almost 50%. Trading value turnover increased in all countries save Austria and Ireland, and the average increase across the region was 29%.
1. Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, Turkey, United Kingdom.
2. Albania, Bulgaria, Croatia, Czech Republic, Estonia, Hungary, Latvia, Lithuania, Poland, Romania, Slovakia and Slovenia.
3. This average inflation rate includes the exceptionally high rate in Turkey (86.0%). Without this outlier, inflation across the region averaged 2.4%.
4. This average inflation rate includes the exceptionally high rate in Bulgaria (125.0%). Without this outlier, inflation across the region averaged 17.0%.
The European Union (EU) consists of 15 countries of western Europe:
Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, Sweden and the UK. The 6 founding countries first formed an economic community in the 1950's to bring down trade barriers such as taxes and quotas, to eliminate technical restrictions such as special standards and regulations for foreigners, and coordinate various industrial policies, such as agriculture. The group has admitted new members in the 1970's and most recently in 1995 when Austria, Finland and Sweden joined. By that time the community had changed its legal status to the European Union (EU) and reaffirmed their goal of creating a single, unified market that would, at 372.6 million people, be the largest in the developed world. The notion is to create a union through which goods, people, and capital could move freely. A second component of the EU is the creation of a single currency to replace each of the member countries' domestic currencies. In preparation for the creation of this currency, to be called the Euro, the Exchange Rate Mechanism
(ERM) was established to keep the various national currencies with a pre-specified value relative to each other. In 1999 there is planned the establishment of the Economic and Monetary Union (EMU), as set forth by the Maastricht Treaty. At this point the Euro will be introduced and those countries which both qualify and desire to join will join. Beyond 1999 there will be opportunities for new countries to join the EMU.
The year 1997 is significant for members of the EU as it is the initial reference year for evaluating debt levels and deficits within the criteria set forth by the Maastricht treaty. Specifically, the Maastricht criteria include, amongst other indicators, an inflation rate below 3.3%, a public debt below 60% of GDP, and a deficit of 3% or less of GDP. Failure to meet the Maastricht levels could delay the realization of EMU by 1999. Many political battles are currently being waged over the issue of how much debt and deficit reducing policies should be undertaken. Pressure to increase fiscal spending is strong, particularly given the slow growth and high unemployment. Indeed, unemployment rates, which range from 3.2% in Luxembourg to 22% in Spain and which average 9.9%, are currently seen as the biggest threats to EMU.
In 1996, the EU averaged a 6.85% inflation rate, a 75.98% government debt, and a 3.62% budget deficit. Only three countries meet the necessary debt levels, four countries meet the required deficit levels, and only 1 meets both (Luxembourg). Broadly speaking, the success of left of center parties in recent elections in various countries is a signal that citizens and at least some politicians are now more hesitant to move rapidly toward EMU.
Many foreign and domestic firms are establishing themselves or increasing their activity in Europe in anticipation of the unified single market. Clear, confident signals of what a diverse, multi-industrial, unified market under a single currency could look like have been the impetus for increases in market activity, corporate development and mergers and acquisitions. A successful EMU could prove to be an engine for sustained growth.
Nevertheless, much discussion of liberalizing the Maastricht criteria is coming about as 1999 approaches and the prospects of achieving a successful implementation of the EMU is seen by many as slim. Should this happen, the political ramifications and the strength of the EMU would become unpredictable, as many politicians have staked their credibility on meeting the EMU deadline.
In the meantime, the expansion of the EU to include other countries in western and Eastern Europe serves as a strong political impetus for many governments to employ tight fiscal and monetary policies. Particularly for the eastern European countries, aspirations to join the EU are likely to push governments to act decisively. At the same time, there could become an increasingly obvious gap between rich and poor both within the aspiring countries and also between those countries who are close to meeting membership criteria and those who are not. Realigning traditional alliances could result in altering trading relationships and potentially provoking divisive socio-economic splits.
The economies of the east are embarking on the transition from communism at different paces with appropriately different characteristics. War torn Croatia's economy crossed firmly into positive growth levels for the first time since it split from Yugoslavia while the rapidly developing Polish and Czech economies continued their strong advance, responded to rising levels of investment, domestic consumption, exchange rate stability, and export growth. To be sure, one country's recipe for success is unique from all other countries. Inflation and unemployment levels differ widely, and the search for a `transition strategy' remains confined to the dictates of local conditions.
In some countries, such as Albania and Romania, political events and policy failures severely hindered economic recovery. In others, such as Serbia, extreme political events prevent the gathering of accurate macroeconomic data. Politically, what separates these countries from the rest is not that they have relied on the leadership of former communists, but that these politicians have continued to reject the libertarian economic principles that their counterparts in other eastern countries have been implementing. Part of this rejection includes the failure to establish an effective and legitimate legal infrastructure. This position isolates these countries from both the west and their multinational organizations.
For the more developed eastern economies, partnership with western institutions such as the EU and NATO serve as incentives to balance the demands of the citizens with fiscal austerity. As relationships develop and confidence rises, investment in these economies increases. In the east established stock markets now exist in Bulgaria, Croatia, Czech Republic, Hungary, Poland, Slovenia and Slovakia. Over 330 firms are listed on the various exchanges, and in 1996 total market capitalization was $38.3 billion. This represents an average increase of 193% over 1995. Trading value turnover in 1996 went up 287% on average.
Strong sectors for these economies are mostly industrial such as automotives and machinery. Also strong are manufacturing sectors, chemicals and pharmaceuticals. Service industries are not extensively developed, but financial services are increasing. Natural resources, particularly oil and minerals, are weak.
As this region continues to develop, it is possible that the massive drops in output that followed the collapse of the Soviet Union are well behind and that for many economies a significant corner has been turned toward positive growth. Economies, which work to tie their future to an integrated, global economy, are likely to continue to receive the aid and investment from the west that has helped bring them along so far. Still, the key component of a successful transition for all of these countries is political commitment to support the civil institutions that will ultimately replace the monolithic welfare state. With 113 million people, diverse industry and an well-educated work force, Eastern Europe is a promising market.
FRANCE. France is a republic of over 58 million people in the historic if not geographic center of Western Europe. The Fifth French Republic, established in the early post war period under Charles de Gaulle, provides for a strong Presidency which can appoint its own cabinet but must win the approval of a parliamentary majority. The government was founded upon the French cultural values of liberty, brotherhood and egalitarianism. In France, this latter value often translates into a government burden of providing job security. The result is a large, vast bureaucracy in the public sector and strict employment and labor laws in the private sector. In addition, a significant portion of government economic policy revolves around regulating and protecting domestic industries, particularly farming and manufacturing. Finally, the French government frequently owns high majority or minority interests in large companies, particularly utility, transport and communications concerns. While privatization has been a popular movement in many other European countries, it has encountered a stalled stop and go cycle in France.
The French economy is the world's fourth largest, with a GDP of $1,551 billion which grew at 0.9% in 1996. Growth has been fairly low in France during the 1990's. It has hovered between 0 and 1%, dipped below zero in 1993, peaked the next year at 2.2% and has declined since. A significant detractor has been unemployment, which reached 12% in 1996, and the resultant lackluster demand.
Primary industries in France are steel, aluminum, chemicals and machinery. The agricultural sector is the strongest in Western Europe, and is second in the world only to the United States. French policies regarding planning and regulation have helped to preserve their agricultural advantage, often to the ire of their trading partners. Their policies have had the benefit of keeping inflation low, between 1.7% and 2.1% over the last 4 years. This has helped promote their exports, a strong point of the economy, giving them trade surpluses in each of the last 5 years. Their main trading partners are the US, Japan, and other EU countries, which account for 60% of their trade. In 1996, France exported $273 billion worth of goods, with particularly strong showings in chemicals, electronics and automotive and aircraft machinery. Imports cost $258 billion and were represented by petroleum, machinery and electronics. The country is devoid of oil production and relies heavily on domestic nuclear power and imported petroleum.
The stock market in France has undergone both gradual and dramatic changes in recent years, keeping pace with global trends toward deregulation, privatization, and cross border activities. Until 1996, the Paris Bourse was the country's sole stock exchange, providing access to all listed French securities. Last year the `Nouveau Marche' was created, and together these markets listed 891 domestic firms in 1996, representing a capitalization of stocks and bonds of $1,471 billion. While 30% of the listings are in finance companies, the market is considered fairly diverse. Foreign firms account for 21% of listings. The system underwent many regulatory changes in the late 1980's, taking steps toward combating insider trading and ensuring market transparency. Previously independent brokers are now tied more directly to larger financial institutions.
Personal investing is becoming more popular in France, with the number of private investors increasing almost six fold over the past 20 years. Between this development, the desire to seek foreign investment in privatized firms, and in response to the world wide boom of capital intensive start up firms, France added the `Nouveau Marche', which is modeled on the US NASDAQ and is designed to raise equity for new ventures.
France went to the polls in 1997 after a surprise decision to hold early elections by President Jacques Chirac of the conservative Rally for the Republic Party. Chirac's calculation was to capitalize on current popular support before he was forced to undertake austere fiscal measures to meet the Maastricht criteria. Voters responded that they were more concerned about the country's high level of unemployment. President Chirac now has to work with a government which is led by Socialist Party leader Lionel Jospin and includes 2 members of the Communist Party. Although the new government has stated its commitment to monetary union, it has expressed its desire to loosen the necessary criteria. This could jeopardize the previous government's pledges to continue privatization, restrain spending, support the franc, and endure fiscal austerity. Efforts to lower unemployment may result in rising labor costs, acting as a drag on exports. Jospin's ascent has cast new doubts on a timely and successful EMU implementation.
GERMANY. Germany is the largest economy in all of Europe and with a 1996 GDP of $2,360.8 billion it is the third largest economy in the world behind the US and Japan. The country's size, location and proven industrial ability have historically thrust it to the center of European economic life, a position it was able to re-attain in the wake of the post war period. More recently, Germany has used this position as a platform to champion the cause of the European Union, and also to absorb and transform the devastated economy of it's former communist eastern half.
The German economy is heavily industrialized, with a strong emphasis on manufacturing. In Germany 45.6% of its GDP came from the manufacturing, construction and transportation sectors, and less than 1% from agriculture. Machinery and automotives constituted over 55% of their foreign trade, both imports and exports. Five out of their top six trading partners are fellow EU members (the sixth is the USA), while very low levels of trade are conducted with Asian and Latin American countries.
The German economy is described as an `insider' `social market' system. While it is essentially a free market economy with an underlying ethos of competition and entrepreneurship, there are significant subsidies and social welfare provisions provided by the state. Additionally, public financial disclosure laws do not allow for the market transparency which exists in the US or UK. Privatization efforts for major infrastructure sectors such as transportation and communication have attracted foreign interest, and liberal policies have further encouraged foreign investment. In 1996 the USA, at $41 billion, was the largest foreign investor.
Germany has one of the lowest ratios of market capitalization to GDP in Europe. In 1996, market capitalization was $665 billion. A total of 1,971 companies are listed, and an unusually high number (66%) are foreign. This total number of firms is relatively few compared to economies of comparable size. Many people attribute this to their history, which has seen political events destroy the market entirely, and to their culture, which is heavily oriented toward savings. Recent years have seen a change in this trend and today more money is being invested in equities.
The German Central bank is one of the world's strongest and most independent. Their high interest rates have contributed to a controlled growth of the stock market and a steadily decreasing inflation rate (1.7% in 1996, down from over 5% in 1992). Keeping the deutschemark (DM) strong in leading up to EMU has been a priority for the bank. Nevertheless, exports have thrived despite the currency's strong position.
Evaluating the recent performance of the German economy must be done within the context of the 1990 reunification of the eastern and western states. GDP growth, which hit 5.0% in 1991, dropped rapidly during the early years of reunification, hitting a low of -1.2% in 1993. It quickly rebounded to 2.9% in 1994, but has been in decline since, settling at 1.3% in 1996.
Recent weak indicators have included domestic consumption, which, following from disposable income, is low partly due to the high taxes which have been necessary to bankroll reunification. Unemployment has also been a rough point in Germany recently, with uncomfortably high rates of 8.2% and 9.3% in the past 2 years respectively. Further reunification austerity combined with increasing world competitiveness could cause Germany to drift toward a leaner labor force. Already unemployment rates have caused some discontent amongst German citizens whose culture generally places strong emphasis on a `social compact'. While this has manifested itself in violence in the past, the government has effectively suppressed most extremist activity. A more likely expression of dissatisfaction could be seen at the polls during next year's elections.
One of the byproducts of assimilating East Germany into the state has been the need to restructure many of the government services to accommodate the new and substantially less affluent citizens. Significant tax and welfare reforms have yet to be undertaken, and pressure is mounting on the government to address these issues.
The economy has benefited from a strong export performance throughout the current decade. Exports, weighted heavily in the industrial machinery, autos and chemicals sectors, have provided the economy with positive trade balances increasing from $18.5 billion in 1991 to $69.1 billion last year. Exports are the main engine of GDP growth, highlighting Germany's dependence on the prosperity of its trading partners. Germany stands very well poised to supply the emerging markets of central Europe. It is already the largest European foreign investor in the Czech Republic and the largest trade partner for Poland and Hungary. Equally, any failure of the emerging markets to be prosperous enough to demand German goods could hurt the German export economy. As most of these emerging markets aspire to join the EU, there is also the consideration that a larger EU could alter Germany's trading relationships due to the new quotas, tax rates, exchange rates and other such factors which would come with EU membership.
A founding member of the EC and the most ardent proponent of EMU, Germany is seen as the primary player in Union economics and politics. Seeking to consolidate this position as a first amongst equals, recent government policy has put a strong emphasis on the maintenance of a strong currency and the achievement of the Maastricht criteria. Chancellor Helmut Kohl, due for national elections before October of 1998, has openly staked his political future on the success of EMU, and thus there is currently strong political pressure to attain the appropriate rates of growth, unemployment, and inflation. Any change in the ruling coalition could result in different fiscal and monetary policies, as well as a new relationship with the central bank.
NORDIC COUNTRIES. Increasing economic globalization and the expansion of the EU have forced the Nordic countries to scale back their historically liberal welfare spending policies. While public spending has dropped from average levels of over 40% of national GDP's, the cutbacks in social programs have sparked drops in domestic demand and increases in unemployment. Nevertheless the Nordic economies are experiencing positive growth fueled largely by strong exports and low interest rates. The approaching EMU deadline is putting pressure on each nation to bring their economies in line with the requirements for entry and the fiscal and political issues remain central in political debates.
Of the Nordic countries, Finland, Denmark and Sweden are all members of the EU. Only Norway has elected not to join. However, the decision not to join will not isolate the Norwegian economy from its Nordic neighbors. Protectionist policies do make some goods more expensive for its citizens, but domestic consumption is also higher there than elsewhere. Fellow European markets continue to constitute over 70% of Norway's trade. One significant aspect of opting out of the EU is that the central bank is free to pursue its own agenda, such as setting inflation targets as opposed to exchange rate targets. Inflation patterns and currency stability could prove to be issues which may separate the policy decisions of Norway from the other Nordic countries.
Politically, the countries of this region are historically known for their approach to policy making that emphasizes consensus. Long standing, left of center parties are the most common type of government, often allying with smaller centrist parties for majority support. The landscape, however, is so fractured that ruling from a minority position is common. The absence of a clear majority party causes policy making to be slow going and sometimes stagnant. The strongest opposition comes from traditional European conservative parties, which have gained support in recent years with the decline of the welfare state and the need for the libertarian policies necessary to compete and integrate with free markets. Currently, the governments of Denmark, Sweden, and Norway are in such a position and each will face strong conservative opposition in their upcoming elections. Finland currently has a broad coalition, placing an extra premium on cooperation. The ability of opposition parties to join in alliances and for ruling parties to remain united on issues such as fiscal policy are two strong considerations in assessing the future elections. Also likely to be central in most elections are the various positions on EU and specifically target dates for entry to the EMU. While the general direction of economic policy is known, the pace and the methods for achieving Maastricht criteria while simultaneously undertaking systemic reforms is yet to be determined. Currently, none of the countries is certain to join EMU in 1999.
Economically, the Nordic countries are strong export economies that take advantage of their abundant natural resources. They are also very closely tied both to each other and to the rest of Europe. Last years growth ranged from 4.8% in Norway to 2.0% in Sweden, placing them on a par with Europe as a whole. Most countries have witnessed low levels of positive growth in the last 5 years, generally between 1% and 4%. Finland is the exception. As a significant portion of its trade is with Russia, Finland suffered in the early years of the collapse of the Soviet Union, with growth falling to -7.1% in 1991. By 1996 growth had recovered to a 2.3% rate. Export performance was a lead cause of growth in 1996 for the Nordics. All countries have run consistent trade surpluses in the 1990's, as well as current account surpluses for the last three years. Strong export sectors are forestry products, electronics, pharmaceuticals, and mining and manufacturing. Norway in particular is heavily dependent on their oil and gas, which account for 43% of all their exports. They currently are considering strategies for the time, due to arrive early in the next century, when their vast reserves run out. The reliance on exports concentrated in a few sectors tie these countries closely to both relevant world prices and the economic health of their neighbors, particularly Germany. A similar dependence is seen in the need for these countries to import raw materials, especially those that are needed for the electronics industry.
Another cause for growth has been the investments which have been made possible by the low interest rates of the respective countries, but how long these last is uncertain. The central banks, once focusing on exchange rate stability, are now adhering to inflation targets. As a consequence, inflation in these countries is almost negligible, ranging from 0.5% in Sweden to 2.1% in Denmark, better performance than most of their European neighbors. As EMU criteria has been a strong impetus for fiscal policies, repeated prolonging of ascension could weaken the political will which has created the current environment.
The biggest economic problem in all of these countries is unemployment, particularly given the cultural ethic which was advanced during the years of the welfare state. Partly caused by drops in public spending, unemployment rates in 1996 ranged from 4.4% in Norway to 16.3% in Denmark. A portion of the unemployment comes from sectors that traditionally rely on large government spending, such as the health sector. Labor market reform is a critical issue in these countries as public spending is cut back. Pensions and structural issues such as union regulations all need to be reformed, a task, which brings both challenges and unpopularity to the government that, accepts it. Not only will labor market reforms give governments a daunting challenge; they could also cause the public to rethink the idea of EMU. One positive point is that the countries boast very high standards of living, which create healthy and highly educated work forces.
The stock markets in Scandinavia are of medium size, and frequently are strongly influenced by a small number of large multinational firms. For example, in Sweden twenty firms constituted 63% of the market capitalization and 80% of market turnover. Weighing heavily in the equity markets are the electronics, forest products, mining and manufacturing sectors. Market capitalization is highest in Sweden at $245 billion, while the others are between $60-70 billion. Denmark leads in numbers of firms listed, listing 261 firms. Other countries average range from 71 (Finland) to 229 (Sweden). The markets are also active. Turnover rates were 38% higher than those of 1995 for Sweden were and Denmark. In Norway the figure was 48%, and only Finland registered a low 22% turnover rate. With the exception of Finland, foreign investors constitute one third of ownership in each market. UNITED KINGDOM. The United Kingdom is the world's sixth largest economy and is home to one of the oldest, most established, and most active stock markets. An island nation, it built an empire of strategically located trading posts such as Hong Kong and India. While today the empire is largely dissolved, trade remains a very key component of the UK economy, with over $520 billion in goods passing through its borders last year. Strong domestic sectors are services, natural energy resources, and heavy industry, including steel, autos, and machinery. Imports generally emphasize food and manufacturing components. Their trading partners are predominately established market economies, such as the US, Japan, and other member countries of the European Union. The UK, via the North Sea, also has substantial petroleum resources.
The London Stock Exchange is comprised of six offices scattered throughout Great Britain and Northern Ireland. It lists over 2700 firms, and trades both foreign and domestic securities as well as securities issued by the British Government. A vast majority of the firms listed (80%) are from the UK. Total market capitalization in 1996 was over $5,440 billion. Such size prevents the stock market from being overly sensitive to the performance of individual firms.
The exchange underwent a significant deregulation in 1986 during which it abolished the division between brokers working as agents and market makers working for themselves. This initially caused a rush of firms entering the market. Soon after, however, with the crash of 1987, many of these groups were forced to pull out.
Economic performance in 1996 was positive with GDP growth up 2.2%, reflecting strong consumer spending. The British Pound Sterling has held steady between $1.5-$1.6 dollars during the past 5 years. Inflation is low, dropping from 3.4% in 1995 to 2.5% in 1996, making the country attractive for foreign investment. Investment is especially attractive to the US, with which the UK shares many market similarities. Each country is the others' largest foreign investment partner. In 1995, $252 billion in investment traveled between the two countries. The year 1996 saw a shrinking of the budget deficit to -4.8% of GDP and also of the current account deficit, which settled at -$3.1 billion, down from over -$17 billion five years ago.
Under Conservative Party leadership in the early 1980's, the UK privatized many state run utilities, such as British Gas and British Telecom. Success of these efforts is evidence both of the strong entrepreneurial spirit of British society, and also a fundamental rejection of the welfare state policies that dominated the scene in the early post war period. Even today, the Labour Party has shed much of its socialist economic platform, reflecting a strong break away from policies that continue to be popular in other European countries. On May 1, 1997, the Labour Party was swept to power after 18 years in opposition. Their decisive victory gave them a 176-seat majority in the 650 seat House of Commons. Market reaction to the new administration was not particularly marked, with the FTSE 100 stock index registering a 0.25% increase the day after the election. Eager to attract foreign investment, the new government may not radically alter economic policies. Some changes could include an increase in spending on social programs, a slowing of privatization, and an increase in corporate taxes. Tight monetary policy and interest rate hikes could be used to keep inflation below the government's self-imposed 2.5% ceiling. The Bank of England works closely with the government regarding the setting of interest rates.
The political scene in London is largely shaped by positions regarding EMU. Pro Europe MPs in the Tory opposition leadership were marginalized after the election, further polarizing the positions of the two parties. Despite this expression of support, the UK continues to be overtly less enthusiastic about EMU than other countries in Europe and has not committed itself to immediately joining the new currency once it is established. While the new government has stated that it hopes to meet the Maastricht criteria, it is less a self-imposed pressure on the UK governments than it is for other countries in the Union. Signing on to the EU Social Charter would neutralize the policies which have set the UK above other countries in attracting investment, such as wages and employment conditions.
The ever-present problem of Northern Ireland took a turn for the worse in 1996 as the IRA broke its cease-fire in February. The peace process continues to move along at a halting and frequently interrupted pace, with confidence in reaching a solution hitting new lows. Financially, a stalled process means that extra security precautions have to be taken to protect the financial district, a favorite target for the IRA given the potential for economic havoc.
REAL GDP ANNUAL RATE OF GROWTH (ANNUAL % CHANGE)
1996
DENMARK          1.8%

FRANCE           0.9%

GERMANY          1.3%

ITALY            0.8%

NETHERLANDS      2.2%

SPAIN            2.1%

SWITZERLAND      0.0%

UNITED KINGDOM   2.2%

Source: The Economist. The LGT Guide to World Equity Markets 1997.
For national stock market index performance, please see the section on Performance beginning on page .
SPECIAL CONSIDERATIONS AFFECTING JAPAN, THE PACIFIC BASIN, AND
SOUTHEAST ASIA
Asia has undergone an impressive economic transformation in the past decade. Many developing economies, utilizing massive foreign investments, established themselves as inexpensive producers of manufactured and re-manufactured consumer goods for export. As household incomes rose, birth was given to rising middle classes, stimulating domestic consumption. More recently, large projects in infrastructure and energy resource development have been undertaken, again utilizing cheap labor, foreign investment, and a business friendly regulatory environment. During the course of development, governments, which are democratic, at least in a formal sense, fought to maintain the stability and control necessary to attract investment and provide labor. Subsequently, Asian countries today are coming under increasing, if inconsistent, pressure from western governments regarding human rights practices.
GDP growth in Asia increased in 1996 to 4.9% over its 1995 level of 3.2%. It is the fastest growing region of the world, with China leading the way at 9.1%. Of the 20 fastest growing economies in the world, half of them are in Asia. Inflation in 1996 was reduced to 2.6%, down from 3.0% the previous year. Nevertheless it is a significant concern given the areas high levels of domestic consumption and capital inflows.
Manufacturing exports declined significantly in 1996, due to drops in demand, increased competition, and also strong US dollar performance. This is particularly true of electronics, a critical industry for several Asian economies. Declines in exports reveal how much of the recent growth in these countries is dependent on their trading partners. Many Asian exports are priced in dollars, while the majority of its imports are paid for in local currencies. A stable exchange rate between the dollar and other Asian currencies is important to Asian trade balances.
Despite the impressive economic growth experienced by Asia's emerging economies, currency and economic concerns have recently roiled these markets. Over the summer of 1997, a plunge in Thailand's currency set off a wave of currency depreciations throughout South and Southeast Asia. The Thai crisis was brought on by the country's failure to take steps to curb its current-account deficit, reduce short-term foreign borrowing and strengthen its troubled banking industry, which was burdened by speculative property loans. Most of the area's stock markets tumbled in reaction to these events. Investors were heavy sellers as they became increasingly concerned that other countries in the region, faced with similar problems, would have to allow their currencies to weaken further or take steps that would choke off economic growth and erode company profits. For U.S. investors, the impact of the market declines were further exacerbated by the effect of the decline in the value of their local currencies versus the U.S. dollar.
JAPAN. A country of 126 million with a labor force of 64 million people, Japan is renowned as the preeminent economic miracle of the post war era. Fueled by public investment, protectionist trade policies, and innovative management styles, the Japanese economy has transformed itself since the war into the world's second largest economy. An island nation with limited natural resources, Japan has developed a strong heavy industrial sector and is highly dependent on international trade. Strong domestic industries are automotive, electronics, and metals. Needed imports revolve around raw materials such as oil, forest products, and iron ore. Subsequently, Japan is sensitive to fluctuations in commodity prices. With only 19% of its land suitable for cultivation, the agricultural industry is small and largely protected. While the U.S. is Japan's largest single trading partner, close to half of Japan's trade is conducted with developing nations, almost all of which are in southeast Asia. Investment patterns generally mirror these trade relationships. Japan has over $100 billion of direct investment in the United States.
After 5 years of over 4% growth, Japan hit a recession in 1992, which it is now putting behind itself. Between 1993-1995 the country never achieved more than 1% GDP growth until 1996, when the figure hit 3.9%. Credit for the acceleration goes to increased domestic demand, supported in part by public investment. Additionally, the central bank undertook a lowering of interest rates and a depreciation of the yen. These steps were possible because inflation, never exceeding 1.6% since 1992, hovered at 0.3% in 1996. As well, the country consistently sees surpluses in both its trade balance and current accounts.
Unemployment, at 3.3%, is low but could be    a    ffected by future
market liberalizations. A large factor in determining the pace and scope of the current recovery is the government's handling of deregulation efforts, a delicate task given the recent changes in Japanese politics.
The Tokyo Stock Exchange (TSE) is the largest of eight exchanges in Japan. The exchanges divide the market for domestic stocks into two sections, with larger companies assigned to the first section and newly listed or smaller companies assigned to the second. In 1996, 1,833 firms were listed on the TSE, 96% of which were domestic. Some believe that the TSE has a tendency to be strongly influenced by the performance of a small circle of large cap firms that dominate the market. The two key indexes are the Tokyo Stock Price Index (TOPIX) and the Nikkei. In 1996, TSE performance was lackluster, with the TOPIX down about 7%.
Recent political initiatives in Japan have fundamentally transformed Japanese political life, ushering in a new attitude which is strongly reverberating in the economy. Until recently, the Japanese Parliament (the Diet) had been consistently dominated by the Liberal Democratic Party (LDP) since 1955. The LDP dynasty, recently fraught with scandal, corruption, accusations of maintaining a virtual monopoly, effectively ended in 1994 thanks to electoral reform measures that brought Diet seats to previously underrepresented areas. The first election under this new system was held in October 1996. While the LDP is still the ruling party, it does so from a minority position. A key result of the electoral reforms has been a strengthening of ideas of opposition parties. Indeed, many of the LDP's recent reforms originated with the leaders of the opposition New Frontier Party. The LDP's ability to consistently produce bold innovations in a
political   ly     competitive environment is untested. Regarding the
opposition parties, they suffer from structural and organizational weaknesses. Infighting and defections are common. This inexperience with a true multi-party system has caused the rise and fall of four coalition governments in recent years. Between the adjusting of the monolithic LDP to a more demanding and competitive system and the settling of the opposition parties, Japan's political environment remains unstable.
The desire for electoral reform arose out of what many see as a basic change in Japanese public opinion in recent years. Faced with recurring scandal and corruption, Japanese society has come to demand more accountability from their leaders, more transparency in their institutions, and less interference from their intensely bureaucratic government. This attitude is reflected in recent economic and financial initiatives, including wide scale deregulation and civil service downsizing.
The results so far have been impressive. Banks, forced to disclose bad loans, have collapsed or merged, mitigating the effect of such liabilities on the economy. This is of particular concern in a country with such a low official discount rate (0.5%). Deregulation of many service industries has increased their productivity, potentially providing a new source of growth. In addition, a new law was passed in 1997, giving the Bank of Japan more autonomy over monetary policy. However, the central bank will still have less autonomy than does the U.S. Federal Reserve Bank.
Further steps toward complete financial liberalization, known amongst watchers as the "big bang" and due anytime between now and 2001, bode well for foreign firms. Proposals under consideration could lower many barriers allowing foreign firms greater and cheaper access to funds.
Relaxation of restrictions on the insurance market promise   s
greater access to foreign firms. When exactly these liberalizations will fall into place is hard to tell, as the Finance Ministry has some history of defending the country's banks in the face of foreign competition.
Nevertheless, sustaining reforms and recovery are not guaranteed. Drops in consumption, increased budget deficits, or halting deregulation could all reverse recent performance. This is additionally complicated by political uncertainty. Furthermore, as a trade dependent nation long used to high levels of government protection, it is unclear how the Japanese economy will react to the potential adoption of the trade liberalization measures which are constantly promoted by their trading partners. Finally, as the largest economy in a rapidly changing and often volatile region of the world, external events such as the Korean conflict could effect Japan. As many of the governments of Southeast Asia frequently face domestic discontent, and as many of these countries are Japanese trading partners and investment recipients, their internal stability and its impact on regional security are of tremendous importance to Japan. CHINA AND HONG KONG. China is one of the world's last remaining communist systems, and the only one that appears poised to endure due to its measured embrace of capitalist institutions. It is the world's most populous nation, with 1.3 billion people creating a work force of 630 million. Today's Chinese economy, roughly separated between the largely agricultural interior provinces and the more industrialized coastal and southern provinces, has its roots in the reforms of the recently deceased communist leader Deng Xiaoping. Originally an orthodox communist system, China undertook economic reforms in 1978 by providing broad autonomy to certain industries and establishing special economic zones (SEZ's) to attract foreign investment (FDI). Attracted to low labor costs and favorable government policies, investment flowed from many sources, with Hong Kong, Taiwan, and the United States leading the way. Most of the investment, totaling $37 billion by the end of 1995, has located in the southern provinces, establishing manufacturing facilities to process goods for re-export. The result has been a steadily high level of real GDP growth, averaging 11.35% per year so far this decade. With this growth has come a doubling of total consumption, a tripling of real incomes for many workers, and a reduction in the number of people living in absolute poverty from 270 to 100 million. Today there is a market of more than 80 million who are now able to afford middle class western goods.
Such success has not come without negatives. As a communist system in transition, there still exist high levels of subsidies to state owned enterprises (SOE) which are not productive. At the end of 1996, it was reported that close to half of the SOE's run losses. In addition, the inefficiencies endemic to communist systems, with their parallel (thus redundant) political, economic and governmental policy bodies, contribute to high levels of inflation (24%, 17% and 10% in the past 3 years, respectively). Fighting inflation and attempting to cool runaway growth has forced the government to repeatedly implement periods of fiscal and monetary austerity. Periodic intervention seems to be their chosen method of guarding against overheating.
Performance in 1996 reflects this dynamic between growth, inflation, and the government's attempts to control them. Growth slowed to 9.1%, largely as a result of a tightening of credits to SOE's. Policy was a mix between a loose monetary stance and some relatively austere fiscal positions. While growth was a priority, it came at the cost of double-digit inflation.
China has two stock exchanges that are set up to accommodate foreign investment, in Shenzhen and in Shanghai. In both cases, foreign trading is limited to a special class of shares (Class B) which was created for that purpose. Only foreign investors may own Class B shares, but the government must approve sales of Class B shares among foreign investors. As of December 1996, there were 42 companies with Class B shares on the two exchanges, for a total Class B market capitalization of U.S. $4.7 billion.
In Shanghai, all "B" shares are denominated in Chinese renminbi but all transactions in "B" shares must be settled in US dollars. All distributions made on "B" shares are also payable in U.S. dollars, the exchange rate being the weighted average exchange rate for the U.S. dollar as published by the Shanghai Foreign Exchange Adjustment Center. In Shenzhen, the purchase and sale prices for "B" shares are quoted in Hong Kong dollars. Dividends and other lawful revenue derived from "B" shares are calculated in renminbi but payable in Hong Kong dollars, the rate of exchange being the average rate published by the Shenzhen Foreign Exchange Adjustment Center. There are no foreign exchange restrictions on the repatriation of gains made on or income derived from "B" shares, subject to the repayment of taxes imposed by China thereon.
China's proven ability to nurture domestic consumption and expand export markets leads many to believe that the bulk of its growth has yet to be seen. Most sources, notably the World Bank, predict future growth levels through the year 2000 of over 7%. This auspicious indicator notwithstanding, there are a few special considerations regarding China's future. While this list is not all-inclusive, it does highlight some internal and external forces that have a strong influence on the country's future.
To begin with the internal issues, one matter is that infrastructure bottlenecks could prove to be a problem, as most FDI has been concentrated in manufacturing and industry at the expense of badly needed transportation and power improvements. Secondly, as with all transition economies, the ability to develop and sustain a credible legal, regulatory, and tax system could influence the course of investments. Third, environmentalists warn of the current and looming problems regarding pollution and resource destruction, a common result of such industrial growth in developing economies which can't afford effective environmental protection. This is a particularly noteworthy
issue, given the size of    the     country's agricultural sector.
Lastly, given China's unique method of transition there exists the possibility that further economic liberalization could give rise to new social issues which have heretofore been effectively mitigated. One such issue is the possible dismantling of inefficient state owned enterprises, something which is potentially socially explosive given the communist policy of providing social welfare through the firm. Exposing what many economists feel is a high level of open unemployment and widening the gap between the newly empowered business class and the disenfranchised could pressure the government to retreat on the road to reform and continue with massive state spending. Regarding external issues, China's position in the world economy and its relationship with the United States also have a strong influence on it's economic performance. The country has recently enjoyed an almost uninterrupted positive trade balance, averaging $6.5 billion since 1991. As the largest country amidst the fastest growing region in the world, China and its multimillion person ethnic diaspora have a significant role to play in Asian growth. Should China ascend to become a member of the World Trade Organization (WTO), as it desires, such movements of capital and goods will become easier.
Export growth in China has recently been subject to fluctuations caused by external political events, such as the US elections and debates over human rights issues. US policy (specifically most favored nation status) is frequently reconsidered by various elements of the US government in reaction to a variety of issues, from nuclear proliferation to Tibetan rights. Significant changes in US policy could impact China's growth, as close to 9% of their GDP is trade with the US and the US represents the third biggest investor in China. Perhaps the strongest influence on the Chinese economy is the policy that is set by the political leaders in Beijing and this is somewhat of an open question as the death of Deng has created a slight vacuum in Chinese political society. A large part of Deng's strength derived from a newly empowered business class endeared to him and it is unclear if any of his successors can harness this loyalty as effectively as he did. Sustained growth is one possible way to win over this constituency, leading many to believe that the future Chinese leadership will respect market forces at least as much as Deng did. Choosing between double digit growth and reduced inflation could continue to be a central economic question, with 1996 (Deng influenced) decisions pointing to an acceptance of lower, albeit still high, GDP growth.
Another key political player is the Chinese army. With provocative situations occurring in Taiwan and the Korean peninsula, and with ever present pressure from internal democrats, the military is in a position of leverage regarding the shaping of the future political scene. Finally, there is the communist party, long seen as a loser amongst the beneficiaries of Deng's reforms. Many view the battle between the party and the middle class as a zero sum game and as the leadership settles, respective alliances and constituencies could determine how much the government pursues its growth strategy.
The last significant force in the Chinese economy is the acquisition on July 1, 1997 of Hong Kong as a Special Autonomous Region (SAR). For the past 99 years as a British Colony, Hong Kong has established itself as the world's freest market and more recently as an economic gateway between China and the west.
A tiny, 814 square mile area adjacent to the coast of southern China with a population of 6 million, Hong Kong has a long established history as a global trading center. Originally a manufacturing based economy, most of these business have migrated to southern China. In their place has emerged a developed, mature service economy which currently accounts for 83% of it's $16 billion GDP. Hong Kong trades over $400 billion in goods and services each year with countries throughout the world, notably China, Japan, and the US. Its leading exports are textiles and electronics while imports tend to revolve around foodstuffs and raw materials. Hong Kong's currency, the HK dollar, was pegged to the US dollar at HK7.7=$1 in 1983 and investors consider it to be a stable mechanism in enduring confidence lapses and speculator attacks. Part of this stability is due to the currency board the colony operates and the US dollar reserves its monetary fund accumulates on a regular basis. The stock market, (SEHK) listed 583 publicly traded companies by the end of 1996, with total capitalization at US $451 billion. It is the only stock exchange in Hong Kong, and rights and restrictions regarding market participation are the same as those in the UK. A significant portion of SEHK firms are in real estate, and the Hang Seng index, with 10 of it's 33 firms involved in real estate, is sensitive to fluctuations in the property markets.
GDP growth has been steadily slowing since its 1992 level of 6.3%. By the end of 1996 it settled at 4.3%, down 0.5% from 1995. Still, in 1996 the Hang Seng reached a new high, passing the 13,000 mark in November. The accompanying increase in sales during this period was partially due to an inflation rate which, in a consistent straight line decline, came to rest at 6.3%, its lowest point of the decade. Another factor of Hang Seng performance was the property market, up 30% over 1995. Finally, despite the fact that unemployment continues to rise, reaching 3.5% in 1996, and many economists think that this recent trend is soon to be reversed, as the workforce has become almost fully adjusted to the structural shifts in the economy since the beginning of the 1980's.
As a trade center, Hong Kong's economy is very closely tied to that of its trading partners, particularly China and the United States. In the wake of Deng's reforms, Hong Kong and China have become increasingly interdependent economically. Currently, China is Hong Kong's largest trading partner with over $114 billion in bilateral trade occurring in 1994. After Taiwan, Hong Kong is the largest foreign investor in China, accounting for about 60 percent of overall foreign direct investment for a total of over $230 billion. China's investment in Hong Kong is estimated at US$25 billion. Hong Kong plays a particularly significant role as an intermediary in US-China trade. In 1996, it handled 56% of China's exports to the U.S and 49% of Chinese imports from the US.
Regarding the United States, Hong Kong traded over 45 billion worth of goods in 1994, the most prominent imports being agriculture and transport equipment, while the concentration of exports was in electronics and textiles. The United States is responsible for a cumulative total of $12.5 billion in FDI in Hong Kong, with over 1000 firms located there.
The critical question regarding the future of Hong Kong is how the Chinese leadership will exert its influence once it becomes a Special Autonomous Region (SAR). This new status is in accordance with pledges made at the Joint Declaration on the Question of Hong Kong made by the Chinese and British governments in 1984. Leading up to the hand over of the colony, the Chinese government has pledged to uphold the Basic Law of 1990 which states that Hong Kong's status as an unfettered financial center will remain in tact for at least 50 years after 1997. Part of this status includes retaining the legal, financial and monetary systems (specifically the HK$/US$ peg) which guarantee economic freedom and foster market expansion.
Many investors and citizens are closely monitoring Chinese actions in order to assess their actual commitment to these principles. Already there is evidence of a clear, if slow, current of political change coming from Beijing. Certain actions, such as the curbing of media freedoms, indicate that there is the possibility of significant interference from communist authorities. More significant is the recent clash between the UK and Chinese governments over China's abolition of the elected legislature and subsequent installation of governmental leaders in both the executive and the legislature who are directly appointed by Beijing. Mr. Tung Chee-hwa, appointed as the first Chief Executive of the SAR, has surrounded himself with like minded Machiavellian figures who have strong ties to both market successes and Beijing leaders. They are portrayed as believing in the powers of capitalism and central authority, if not democracy, leading some to speculate that the SAR could develop into a South Korean style of corporatism which preserves the economic status quo without incorporating further political freedoms.
In assessing the prospects for Hong Kong's future, it must be noted that China has a very strong interest in a prosperous SAR. Particularly if Beijing pursues a growth strategy as it has in the past, Hong Kong can be a key agent in China's economic policy. Desire for investment and new technologies necessary for modernization is a strong incentive to send positive signals through the treatment of Hong Kong. This is reinforced by the respect Hong Kong is due given its role in China's recent dynamic performance.
It is possible that consumption will take a brief drop immediately after July 1 as residents judge the first days under new rule. However, any slowdown could be offset by efforts by Beijing to preserve the image of Hong Kong. What may be lost in foreign investment could be mitigated by mainland investment. Between investor's uncertainty and Beijing's interest in projecting confidence, modest growth in the short term is likely. Recent emigration trends, with many former residents returning having secured citizenship elsewhere, indicate further growth in the property market. To be sure, there are more adamant concerns over the effect of the acquisition. Many are skeptical of Beijing's ability to leave the currency alone. Some note the continuous drop in GDP as evidence that Hong Kong has yet to mature as a service economy and that the workforce hasn't fully adjusted to the switch out of manufacturing. There are questions as to how profitable the SEHK would be in the event of a downturn in the real estate market. Additionally, by tying Hong Kong so closely with China, it now must weather the ups and downs of Beijing's relationship with the US. Most Favored Nation Status now means just as much, if not more, to the SAR than it does to Beijing, with some asserting that revoking MFN could result in losses of up to $31.8 billion in trade, $4.4 billion in income, and 86,000 in jobs. Hong Kong's competitive advantage has traditionally been a mix of geography, market freedoms and entrepreneurial spirit. The preservation of these advantages is now a function of the island's independence from Beijing. Today's investors will be vigilant in measuring how much of that independence is retained after July 1, 1997.
AUSTRALIA. Australia is a 3 million sq. mile continent (about the size of the 48 continental United States) with a predominantly European ethnic population of 18.2 million people. A member of the British Commonwealth, its government is a democratic, federal-state system. The country has a western style capitalist economy with a work force of 9.2 million that is concentrated in services, mining, and agriculture. Australia's natural resources are bauxite, coal, iron ore, copper, tin, silver, uranium, nickel, tungsten, mineral sands, lead, zinc, diamonds, natural gas, and oil. Primary trading partners are the US, Japan, South Korea, New Zealand, UK and Germany. Imports revolve around machinery and high technology equipment, while exports are heavy in the agricultural and mineral products, making them sensitive to world commodity prices.
Historically, Australia's strong points were its agricultural and mining sectors. While this is still true to a large extent, the government managed to boost its manufacturing sector by undertaking protective measures in the 1970's and early 1980's. These have subsequently been liberalized in an effort to kindle growth in the industrial sector. Today's economy is more diverse, as manufactures' share of total exports is increasing. Part of the government's effort to make manufacturing more competitive was a floating of the Australian dollar in 1984, precipitating an initial depreciation, and a campaign to reduce taxes. Such reforms have attracted foreign investment, particularly in the transport and manufacturing sectors. Restrictions do exist on investment in certain areas as media, mining and some real estate. In 1995, cumulative US investment in Australia totaled more than $65 billion and accounted for 21% of total foreign investment.
GDP growth reached 3.6% in 1996; a steady increase over the days of the early 1990's which saw a recession. The recession was followed in 1992 by a jump in growth (from 0.4-2.8%), but this initial boost seems to have leveled off. The election of a new Liberal/National coalition government after 13 years of Labor rule has brought with it new efforts to cut public spending and eliminate the projected $6 billion. budget deficit. This step, coupled with a steady unemployment rate (8%), could slow down the recent ascent in growth.
Australia is fully integrated into the world economy, participating in GATT and also more regional trade associations such as the Asia and the Pacific Economic Cooperation (APEC) forum. Future growth could result from their movement towards regional economic liberalization, but a countervailing force is the reality that some export markets in Europe could be lost to continued European economic integration. INDONESIA. Indonesia is a country that encompasses over 17,000 islands on which live 195 million people. It is a mixed economy that balances free enterprise with significant government intervention. Deregulation policies, diversification of strong domestic sectors, and investment in infrastructure projects have all contributed to high levels of growth since the late 1980's. Indonesia's economy grew at 7.1% in 1996, the exact average if its performance for the current decade. Growth in the 1990's has been fairly steady, hovering between 6.5-7.5% for the most part, peaking at 8.1% in 1995. Moderate growth in investment, including public investment, and also in import growth, helped to slowdown GDP growth. Growth has been accompanied by moderately high levels of inflation, ranging from the recent high of 9.7% in 1993 to a low of 7.1%, as witnessed last year.
Indonesia is currently undergoing a diversification of the core of its economy. No longer strictly revolving around oil and textiles, it now gaining strength in high technology manufactures, such as electronics. Indonesia consistently runs a positive trade balance. Strong export performers are oil, gas, and textiles and apparel. Oil, once responsible for 80% of export revenues, now accounts for only 25%, an indication of how far other (mostly manufacturing and apparel) sectors have developed. Main imports are raw materials and capital goods.
In 1994 the country underwent deregulation measures which further boosted investment. By 1996, FDI levels dropped from the record high in 1995, and the trend was away from large projects including infrastructure to smaller more manageable projects. Many consider this a reflection of a desire to avoid the notoriously nepotism ridden bureaucracy.
The Indonesian government is strongly authoritarian. Treatment of political opponents, workers and ethnic minorities has put Indonesia in the world spotlight with criticism of its human rights practices. One source of outspoken popular discontent is the glaring discrepancy in income distribution, particularly across ethnic lines. World attention to the problems in Indonesia has given support to the various causes, but it does not seem to have had much impact on the government. Efforts to impose sanctions on the country by both federal and state level politicians in the US have so far proven unsuccessful, but are likely to continue to persist.
Politically, the ruling party, Golkar, faces frequent challenges from unofficially sanctioned opposition parties, but these efforts are effectively marginalized. The key political question in Indonesia is who will replace the aging ruler, President Suharto who, at 76, has been the county's only leader for over 30 years. His long tenure and the country's nascent democratic institutions leave the question of proper succession open. During his career he has amassed support from a directly appointed insider bureaucracy of political and business elites which features immediate members of his family. As well, he has relied strongly upon the army to provide the force necessary to contain social unrest. Which amongst these two institutions will emerge to replace Suharto is far from clear, and the surrounding intrigue could lead to some instability. As economic policies have been crafted to benefit Suharto's supporters in the business community, any deviation from Suharto's position would likely impact the economy. Additionally, a key ingredient to Indonesia's success has been their ability to contain social unrest. Maintaining this control, especially in the face of recently escalated tensions and political uncertainty, is an important anchor for economic performance. Proof of this is the Jakarta Stock Exchange's volatile reaction to riots in July 1995.
MALAYSIA. 1996 saw Malaysia's GDP growth slow to 8.3%, down from over 9% in 1994 and 1995. Inflation has been kept relatively low at 3.8%. Performance in 1996 avoided the economy's potential overheating as export growth, investment, and consumption all slowed. This helped to bring the current account deficit down by $1.7 billion to settle at approximately 6.0% of GDP.
A large part of Malaysia's recent growth is due to its manufacturing industries, particularly electronics and especially semiconductors. This has led to an increased reliance on imports; thus the economy is sensitive to shifts in foreign production and demand. This is particularly true regarding its main trading partners: the US, Japan, and Singapore. Such shifts were partly responsible for the slowdown in 1996. In addition, monetary policies to stem the threat of overheating were evident, but the country still needs massive public and private investment to finance several large infrastructure projects. Government industrial policy seeks investment to create more value added high technology manufacturing and service sectors in order to decrease the emphasis on low skilled manufacturing. Already US investors have invested over $9 billion, and most of this is in electronics and energy projects.
Unemployment remains extremely low (2.6%) and labor for completing the various projects is becoming costly, especially as industry has to go abroad to search for higher skilled workers. Wages have soared so high that Malaysia no longer qualifies for the special trading benefits that the US and the EU bestow upon developing nations. This could hurt exports. A further catch is that rapidly increasing wages could cause inflationary pressures, yet a shortage of labor could threaten development.
The political situation in Malaysia is stable and could possibly remain so up to and including the next election in the year 2000. SINGAPORE. Since achieving independence from the British in 1965, Singapore has repeatedly elected the People's Action Party (PAP) as their government. It is a party that is so consistent it has only offered up two prime ministers in this 32-year period. Elections in January 1997 returned the PAP to power, signaling satisfaction with their policy of close coordination with the private sector to stimulate investment. Typical policies include selective tax incentives, subsidies for R&D, and joint ventures with private firms. While the combination of consistent leadership and interventionist policies is sometimes seen as impeding civil liberties and laissez-faire economics, it has produced an attractive investment environment.
The Singapore economy is almost devoid of agriculture and natural resources, not surprising given the island nation's geographic size. Its strongest sector is manufacturing, particularly of electronics, machinery and petroleum and chemical products. They produce 45% of the world's computer disk drives. Major trading partners are Japan, Malaysia and the US.
The economic situation in Singapore registered a passable year in 1996. The regional trend toward slowed electronics exports made clear the country's strong reliance on this sector. GDP growth dropped from 8.8% to 6.5%, while inflation remained low (1.4%) and the current account balance maintained its large surplus. Property values have gone up recently, partially in response to uncertainty surrounding Hong Kong. Interest rates are consistently low, and wages high, leaving some at a loss to explain the repeatedly low inflation rate. SOUTH KOREA. South Korea is one of the more spectacular economic stories of the post war period. Coming out of a civil war in the mid-1950's the country found itself with a destroyed economy and boundaries that excluded most of the peninsula's mineral and industrial resources. It proceeded over the next 40 years to create a society that includes a highly skilled and educated labor force and an economy that exploited the large amounts of foreign aid given to it by the US and other countries. Exports of labor intensive products such as textile initially drove the economy, to be replaced later by heavy industries such as automobiles.
Hostile relations with North Korea dictate large expenditures on the military, and political uncertainty and potential famine in the north has put the south on high alert. Any kind of significant military effort could have multiple effects, both positive and negative, on the economy. South Korea's lack of natural resources put a premium on imported energy products, making the economy very sensitive to oil prices.
Since 1991, GDP growth has fluctuated widely between 5% and 9%, settling down at 6.8% last year. Currently the labor market is in need of restructuring, and its rigidity has hurt performance. Relations between labor and the large conglomerates, or Chaebols, could prove to be a significant influence on future growth. Inflation in the same period has been consistently dropping, save a brief rise in 1994, and finished the year at 4.5%. The country consistently runs trade deficits, and the current account deficit widened sharply in 1996, more than doubling to $19.3 billion. South Korea's strong domestic sectors are electronics, textiles and industrial machinery. Exports revolve around electronics, textiles, automobiles, steel and footwear, while imports focus on oil, food, chemicals and metals.
The stock market (Korea Stock Exchange) is currently undergoing liberalization to include more foreign participation, which was only first allowed in 1992, but the bond market remains off limits until 1999. Liberalization is in response to the KSE 1996 performance, which was down 18%. While the number of listed companies increased by 39 in 1996, total market capitalization fell 24% from its 1995 level. THAILAND. The political situation in Thailand is tenuous. Democracy has a short history in the country, and power is alternatively obtained by the military, a non-elected bureaucratic elite, and democratically elected officials. The frequent transfers of power have generally gone without divisive, bloody conflicts, but there are bitter differences between the military and the political parties. Free elections in 1992 and again in 1995 have produced non-military democratic leaders from different parties, a healthy sign of party competition. While democratic institutions are stabilizing, the current government is under increasing pressure due to recent poor economic performance.
The Thai economy has witnessed a fundamental transition in recent years. Traditionally it was a strong producer of textiles, minerals and agricultural products, but more recently it has tried to build high tech export industries. This proved particularly fortuitous in the mid 1990's when flooding wiped out much of their traditional exports, but the newer industries remained strong, keeping the growth rate above 8%. (This level had been achieved through the 1990's, giving the economy a name as one of the fastest growing in the region.) The government has also taken steps toward reducing the influence of central planning, opening its market to foreigners and abandoning five-year plans. This restructuring is still underway, and the change can cause difficulty at times.
GDP growth slowed a bit last year to 7.2%, down from 8.6% in 1995. The current account deficit was 7.9% of GDP, and inflation was 5.8%, both considered high but steady and controllable results in line with recent years' performance. One cause for the slowdown was a decline in export growth as its manufacturing industry faces stiff competition from low priced competitors and its agriculture suffers drops in production. In 1996, Thailand's currency, the baht, was linked to a US dollar dominated basket, and monetary policy had remained tight to keep that link strong and avoid inflationary pressures.
The situation changed in early 1997, however, with the revelation of many bad bank loans and a bubbling of property prices due to over-investment. Many companies, faced with slowing exports, stopped servicing their debts. Many other firms have stayed alive only with infusions of public cash, and the government has been slow to let many property laden financial firms fail. The stock market has reacted strongly, dropping to new lows for the decade. Reluctant to float the baht, indeed promising that it wouldn't, the government relented in early July hoping to revive export and stock market growth. The subsequent devaluation (approximately 20% against the dollar in the first month) led to the need for a $16 billion loan coordinated by the IMF to shore up foreign reserves. Most of the loan came from neighboring countries led by Japan, indicating their desire to both protect their own investments in Thailand, and also mitigate the effect of the devaluation on their home currencies
The total impact of the entire situation is negative, particularly on inflation, unemployment and foreign debt. Significant turnover and a major gamble on the currency has put the government in a precarious position, especially given the fact that it is a six party coalition. Dissatisfaction amongst the military, always a political factor, is high.
   INDIA. Although India's economy has grown at an average rate of 7% over the past three years, growth has slowed to about 6% during 1997. Economic growth, which had been fueled by strong industrial and export sectors, slowed along with growth in these sectors. It is uncertain whether India will be able to sustain the high growth rates it experienced through 1996. Subsidies amount to almost 15% of GDP, while agriculture accounts for about 25%. In 1997, annual inflation has been approximately 3.8% down from about 6.6% the previous year. During 1997, the current account deficit has been roughly 1.2% of GDP, down from 1.5% in 1996. The exchange rate has been gradually devalued in the 1980's and 1990's, and could be devalued further. Beginning in 1992, industry, financial markets, and the country's trade have been gradually liberalized. Fifty-five percent of India's population is illiterate, roughly half live in poverty, and unemployment remains high.
   Since the dissolution of the Narasimha Rao government in early 1996, India has experienced several weak, coalition governments that have been unable to consolidate their position for an extended period. Partially as a result, economic reforms have proceeded slowly though gradually. Future changes in government could weaken or set back the reform process.
   India does not enjoy trouble-free relations with its neighbors. India and Pakistan have fought two wars since their independence in 1947 and have yet to resolve a continuing dispute over the status of the northern Indian state of Kashmir. Various Kashmiri separatist groups, Indian, and Pakistani military have been involved in armed conflict within the state. Neither India nor Pakistan have signed the Comprehensive Nuclear Test Ban Treaty, which prohibits nuclear weapons testing. A border dispute with China and questions over the involvement of elements within India in the internal affairs of Sri Lanka also affect India's relations with these countries.
   PAKISTAN, BANGLADESH, AND SRI LANKA. The other, smaller South Asian countries of Pakistan, Bangladesh, and Sri Lanka share with India the challenges of reducing poverty and illiteracy and improving infrastructure and economic growth. While each of these countries has taken steps to liberalize their economies, their economies are far from mature, as are their legal and regulatory systems. In addition, because they have small and relatively less diversified economies and public markets, they are susceptible to external economic shocks, which may result in currency declines. Sri Lanka has been plagued by internal challenges to its security, while Pakistan has faced significant political infighting and instability. Bangladesh's largely agricultural economy is heavily dependent on the severity of the monsoons.

EMERGING MARKETS: ASIA
MARKET CAPITALIZATION IN U.S. DOLLARS
DECEMBER 1996
              $ BILLIONS

INDIA         132.97

INDONESIA     91.00

KOREA         138.91

MALAYSIA      322.00

PAKISTAN      11.75

PHILIPPINES   80.69

SINGAPORE     182.00

TAIWAN        274.00

THAILAND      95.92

Source: The Economist. The LGT Guide to World Equity Markets 1997. REAL GDP ANNUAL RATE OF GROWTH
(ANNUAL % CHANGE)
1996
 CHINA          9.1%

 HONG KONG      4.3%

 INDIA          5.7%

 INDONESIA      7.1%

 JAPAN          3.9%

 KOREA          6.8%

 MALAYSIA       8.3%

 PHILIPPINES    5.5%

 SINGAPORE      6.5%

 TAIWAN         5.8%

 THAILAND       7.2%

Source: The Economist. The LGT Guide to World Equity Markets 1997.
For national stock market index performance, please see the section on Performance beginning on page .
SPECIAL CONSIDERATIONS AFFECTING CANADA
Canada is one of the richest nations in the world in terms of natural resources. Within this sector particularly strong commodities are forest products, mining and metals products, and agricultural products such as grains. Additionally, energy related products such as oil, gas and hydroelectricity are important components of their economy. Accordingly, the Canadian stock market is strongly represented by such basic materials stocks, and movements in the supply and demand of industrial materials, agriculture, and energy, both domestically and internationally, can have a strong effect on market performance. Canada is a confederation of 10 provinces with a parliamentary system of government. The area, the world's second largest nation by landmass, is inhabited by 30.2 million people, most of whom are decedents of France, the United Kingdom and indigenous peoples. The country has a work force of over 15 million, spread out over a variety of industries from trade, manufacturing, and mining to finance, construction and government. While the country has many institutions which closely parallel the US, such as a transparent stock market and similar accounting practices, it differs from the US in that it has an extensive social welfare system, much more akin to European welfare states.
The confederated structures combined with recent financial pressure on the federal government have pushed some provinces, Quebec in particular, to call for a reevaluation of the legal and financial relationships between the federal government in Ottawa and the provinces. This issue came to a head in 1995 with a referendum on Quebec sovereignty, which was ultimately won by Ottawa (50.56%-49.44%). The very narrow defeat of the referendum and the return of Bloc Quebecois to parliament with a lower but still substantial number of seats indicate that the issue is far from resolved. Accordingly, a large amount of the government's energy is spent considering new constitutional arrangements. In the meantime, markets react to the periodic escalations of separatist calls with caution.
The current government of the Liberal party was reelected in June 1997 with a clear majority of 155 of the 301 parliamentary seats. This is a drop in majority status during their previous government, during which they held 60% of the seats. Opposition is currently divided amongst 4 parties, none of which occupies more than 60 seats. The historical opposition to the Liberals, the Conservatives, has had to fight back onto the political stage after being marginalized in the 1993 elections. Reclaiming enough seats in 1997 to be restored to official status, the Conservatives currently hold 20 seats.
Economically, GDP growth in Canada was 1.5% in 1996, down from 2.3% in 1995. Driving growth was optimism in the government's stability and fiscal health following the Quebec referendum and the achievement of a current account surplus (which was subsequently lost, then regained in early 1997). Particularly strong market performers were financial services, real estate, utilities and merchandising. Consumer demand was strong in 1996, financed by borrowing.
The Bank of Canada is fairly independent from the government and has the latitude to manipulate interest rates to keep inflation within its self imposed target of less than 3%. The Canadian dollar has benefited from internal fiscal successes, specifically the balancing of the current account. Despite the strong link to the US dollar, the Bank of Canada won't automatically raise rates in response to US hikes.
The US is Canada's biggest trading partner, representing over 75% of total trade. Strong export industries are energy, mining and forest products. Canada is the largest energy supplier to the US. Main imports are industrial machinery and chemicals. The US is also Canada's largest foreign investor, responsible for 71% of all FDI in Canada (worth approximately $87 billion). Main targets for investment are metals and mining industries, energy, and finance.
Recently the Finance Ministry has kept demands for spending on social programs at bay in the name of eradicating the budget deficit. Once they feel this is firmly behind them, social spending could possibly resume.
Privatization programs, meeting gathering opposition from trade unions, interest groups and the general public, are slowly shrinking, with many large-scale services remaining public.
There are four primary securities exchanges in Canada: Toronto, Montreal, Vancouver, and Alberta. The Toronto and Montreal exchanges list the older, larger, more established firms. Combined, these two exchanges accounted for 95.2% of the total trading value in 1996. The Vancouver and Alberta exchanges list smaller, younger start up firms which tend to represent the natural resource sectors. In 1996 these two exchanges accounted for 4.8% of the total value of equity trading. SPECIAL CONSIDERATIONS AFFECTING LATIN AMERICA
Latin America represents one of the world's more advanced emerging markets. With a total population of 427 million and its abundant natural resources, the area is a prime trading partner for the US and Canada. In Latin America exports represent, on average, 16.6% of GDP. Strong export sectors are petroleum, manufactured goods, agricultural commodities such as coffee and beef, and metals and mining products. GDP growth in Latin America as a region was 3.4% in 1996, up from 0.1% in 1995. Recognizing the important role of international trade as a component of GDP, the countries of Latin America have formed strong regional trade organizations, notably MERCOSUR. Talk of extending NAFTA down through Latin America indicates some desire to tie the economies even closer to those of the north.
Politically, Latin American countries generally have strong presidential systems closely modeled on the US. Their transition to democracy, largely complete in most countries, nevertheless allows for a considerable military influence, reflecting the strong authoritarian leanings of a large portion of the population. The countries all enjoy good relations with the United States, with whom they cooperate on a range of non-economic matters, such as preservation of the environment and drug control. Monetarist minded governments were responsible for the successful staving off of contagion from the recent currency crisis in Mexico, increasing their stature in the eyes of most capital market participants.
ARGENTINA. Prior to 1989, Argentine politics were characterized by populist leaders, sometimes democratically elected and sometimes not, who ruled with the overt support of the military. Coups and outright military rule were not uncommon. Economic polices were highly protectionist, with significant barriers and restrictions on foreign trade and investment. Markets were highly regulated and the state was heavily involved in many industries. Inflation was routinely high and growth stagnant.
President Carlos Menem was first elected to office in 1989 and undertook a program of deregulation, liberalization and macroeconomic reform. The results have been positive. Growth in 1996 was 4.4%, up from -4.4% in 1995. Argentina's growth, averaging over 7% from 1991 to 1994, has been driven primarily by domestic consumption. In the wake of the Mexican currency crisis, however, banking liquidity has been restrained. While deposits have increased in reaction to peso stabilization, lending has not, putting downward pressure on consumer spending. The positive effect is that inflation, well over 150% at the beginning of the decade, was 0.4% in 1996. Still troublesome for Argentina is unemployment, quite high at 17%. Menem's economic liberalization policies have succeeded in attracting foreign investment. From the US alone, approximately $10 billion was invested by 1996. Investors have been most attracted to the telecommunications, finance, and energy sectors.
Argentina enjoys a positive trade balance. The export economy is heavily weighted toward agriculture, which represents 60% of the total value of all Argentine exports. Primary products are livestock, oilseeds, and grain. Argentina's single biggest trading partner is Brazil, and the US is the second. Primary imports are machinery, vehicles and chemicals.
The resignation of Economy Minister Domingo Cavallo in July 1996 was initially greeted with skepticism from the markets. Cavallo was widely recognized as the man responsible for ensuring the convertibility of the peso by pegging it to the dollar, a move which saved Argentina from the hyperinflation and continuous drops in output which could have followed from the Mexican crisis in 1994. Confidence was quickly restored, however, with the appointment of Roque Fernandez, who promptly reaffirmed commitment to Cavallo's plan and introduced further measures for fiscal stability.
The central bank's main priority is maintaining convertibility against the dollar. It is very active in the foreign exchange market and even assists local firms with liquidity problems.
Legislative elections to be held in October, 1997 could prove to be critical for Menem, who still has an extensive economic reform agenda which includes further privatizations, labor market reforms and a revamped tax policy. Failure to retain a friendly majority in the Lower House of congress could deprive Menem of the support he needs to pass such reforms.
The next presidential election is due in 1999. In accordance with the constitution, Menem, a member of the Peronist party, can not seek a third consecutive term. The next election is likely to present a third candidate to the voters beyond the traditional contestants from the Peronist and Radical parties. Frepaso, a center-left alliance, first emerged in the 1995 elections and by 1999 could build itself up enough to promote a viable alternative to the older parties. It is uncertain how policies would be effected by the systemic change from a predominantly two party system to a three way game.
BRAZIL. Brazil is the largest country in South America and is home to vast amounts of natural resources. Its 155 million people are descendants from indigenous tribes and European immigrants. They live in diverse socio-economic conditions, from the urban cities of Sao Paolo to the undeveloped trading posts of the distant regions. Industrial development has been concentrated in specific areas. The disenfranchised population is quite large and is a source of many of Brazil's social problems.
The Brazilian economy is currently undergoing extensive reforms, stemming from a 1994 effort to stabilize the currency called the Real Plan. With the aim of curbing inflation, a new currency, the Real, was introduced and supported via a floating exchange band. The plan has stabilized the exchange rate and controlled inflation, which was reeling out of control in 1994 at 2,700%. Inflation in 1995 dropped to 81%, and fell even further in 1996, settling at 18.7%. At the same time, however, the Real Plan has sent the trade and current account balances into a deficit. The current account soared from $1 billion to $18 billion, and increased further in 1996 to $27 billion.
Other objectives of the administration of the current President, Fernando Henrique Cardoso, are trade liberalization and privatization, but these efforts are sporadic and often stalled by special interests in the legislature. Some privatization efforts are performing well, particularly in the utilities sector. Utilities and telecommunications have been key draws for foreign investment, and foreign direct investment (FDI) is coming in at record levels. In 1996 the country received over $9.5 billion, with $2.4 billion coming from the US. Still, there are restrictions against investments in certain industries, such as metals and mining.
Similarly with trade liberalization, the government increased import restrictions in an effort to shrink the trade deficit and slow the growth of import consumption. This consumption was a main contributor to GDP growth in 1996, though growth was down 1% to 3.2%. Traditionally a primarily agricultural economy, a strong industrial sector has developed which produces metals, chemical, and manufactured consumer goods. Agriculture still plays a significant role, however, representing 11% of the GDP, 40% of exports and employing over 35% of the work force. Primary agricultural products are grains, coffee, and cattle. Regarding energy and utilities, the country is a leading producer of hydroelectric power, but they are dependent on imports for oil.
Presidential elections will be held in 1998. President Cardoso hopes to stand for re-election but currently is unable to, given a constitutional provision on term limits. Efforts to gather congressional support for constitutional reform, allowing Cardoso to stand, could result in a great deal of special interest concessions, translating into more public spending and horse-trading over fiscal reforms.
CHILE. Chile is a transition economy which has recently made great strides toward putting its authoritarian, statist, past behind itself. In all of Latin America, it is the country with the highest rates of growth. Averaging 7.3% so far this decade, GDP grew at 6.7% in 1996, down from 8.5% the previous year. Inflation has been steadily declining and is down over 15% in the last five years. Inflation in 1996 was 7.4%, a 0.8% drop over 1995. Unemployment in 1996 was 6.6%, particularly low for the Latin American region. Despite the fact that market capitalization fell $8 billion in 1996 to $64 billion, Chile is still considered to have one of the best performing stock markets in the region.
Chile has a strong, interventionist central bank which focuses more on the investment community than it does on the government. Active steps are taken to control demand and inflation. One example is the practice of restricting short-term flows of foreign capital through the country.
Interest rate hikes in 1996 are said to have restrained growth, but other factors include unfavorable weather conditions that hurt agricultural and hydroelectric power production. Mining and metals were strong performers in 1996. Of particular note was the strong showing of the country's copper industry.
Eduardo Frei is President and is due for reelection in 1999. President Frei has been trying to decentralize the government but encounters stiff opposition from the powerful trade unions. Also high on Frei's agenda is tax reform.
There is a considerable military component to political life in Chile. In the legislature there is strong representation by parties with authoritarian views. As part of the negotiated settlement with coup leader General Augusto Pinochet in 1990, the army chain of command ends with General Pinochet, not an elected official. Furthermore, certain seats are reserved in the Senate for appointed officials from the military. Pinochet must resign in 1998, and shortly thereafter the reserved Senate seats will fall open to election. There are constitutional reforms currently in progress further diminishing the role and influence of the military, and thus the political transition is still underway. A successful outcome requires that the military acquiesce as it is stripped of its political powers.
MEXICO. The Mexican economy recovered fairly well in 1996 from the currency crisis of December 1994 thanks in large part to growth in exports, peso stabilization, and massive financial assistance from the United States. Growth rebounded from its negative position of -6.2% in 1995 to reach 5.1% in 1996. The peso devaluation of 1994, prompted by mounting foreign debt, was effective in reducing the current account deficit from $30 billion to just over $1 billion, and it also pushed Mexico into a positive trade balance. The current account deficit increased in 1996 to $3.7 billion, but the trade surplus was maintained. Inflation jumped from 7% to over 50% in the year after the crisis, but was controlled in 1996, registering a drop to 28%. Inflation is the chief concern of the central bank, which takes active measures such as the setting of wage ceilings and manipulation of interest rates to control it. Domestic consumption is sluggish and has yet to return to pre-1994 levels, also contributing to the containment inflation.
The Mexican economy is very strong in manufacturing and natural resources, specifically oil. Manufacturing alone counts for 22% of the Mexican GDP and 21% of all urban employment. The economy is also very closely tied to the US, which is responsible for 60% of all foreign investment and with whom it conducts over 75% of all trade. Trade pacts such as the North American Free Trade Agreement further integrate the economies, giving the US strong incentives to provide assistance in times of crisis. NAFTA also enabled the recent recovery, given the ease with which it allows increases in exports and investment. The Mexican stock market listed 193 companies with total capitalization of $106 billion in 1996, a 17% rise over 1995. Internally, the various people of the Mexican states have recently experienced a great deal of dissatisfaction with their relationship to the federal government. Most notably, in Chiapas there have been armed uprisings by indigenous groups demanding further autonomy. While the rebellions have not strongly shaken financial markets, they serve as a reminder of the diversity of Mexico, of the vast socio-economic gaps between various peoples, and of the potential for such groups to demand the attention of both their government and the world. Politically, the landscape changed fundamentally in July 1997. The defeat of candidates from the Institutional Revolutionary Party (PRI) in legislative elections signaled the end of decades of one party rule. Citizens now have the confidence that their votes count and that the PRI is no longer invincible. Winning every presidential election since its founding in 1929, the PRI was the country's monolithic political machine, maintaining power through rigged elections and ruling in an environment rife with intrigue and corruption. Internal pressures including armed rebellion from domestic interest groups, extensive crises and scandals caused by intra-party rivalries and corruption, and deteriorating relationships with foreign countries over financial mismanagement and mutual social problems all contributed to the establishment of fully free and unfettered elections. The response from the Mexican people was clear. Though they took the most votes (39%) for the 500-member Lower House of congress, the PRI has lost their majority, and the President is now forced to accommodate the interests of the opposition parties. Market reaction to the new Mexican political world was positive. The IPC index, consisting of 35 of the most representative stocks on the Mexican Stock Exchange, rose 3.25% the day after the election. Further financial implications of the new landscape are as yet uncertain. Relevant considerations are the effect of the new configurations on government consensus and policy making, the demands of newly empowered groups on economic and other resources, the balance of power between the executive and the legislature, and the ability of the government to maintain law and order.
EMERGING MARKETS: LATIN AMERICA
MARKET CAPITALIZATION IN U.S. DOLLARS
DECEMBER 1996
            $ BILLIONS:

ARGENTINA   44.7

BRAZIL      429.3

CHILE       65.6

MEXICO      107.0

PERU        13.8

VENEZUELA   10.0

Source: The Economist, The LGT Guide to World Equity Markets, 1997
For national stock market index performance, please see the section on Performance beginning on page .
   SPECIAL CONSIDERATIONS AFFECTING THE RUSSIAN FEDERATION
   The Russian Federation is the largest republic of the Commonwealth of Independent States with a 1995 population of 147,500,000. It is about one and four fifths of the land area of the United States and occupies most of eastern Europe and north Asia.
   Russia has had a long history of political and economic turbulence. The U.S.S.R. lasted 69 years and for more than half that time it ranked as a nuclear superpower. In the 1930's tens of millions of its citizens were collectivized under state agricultural and industrial enterprises and millions died in political purges and the vast penal and labor system or in state-created famines. During World War II, as many as 20 million Soviet citizens died. After decades of communist rule the Soviet Union was dissolved on December 8, 1991 following a failed coup attempt against the government of Mikhail Gorbachev. On the day that the leaders declared that the Soviet Union ceased to exist, the Soviet republics were invited to join with Russia in the Commonwealth of Independent states (CIS). At one time or another those that have agreed to join have included the Ukraine, Belarus, Moldova, Georgia, Armenia, Azerbaijan, Uzbekistan, Turkmenistan, Tajikistan, Kazakhstan and Kyrgyzstan, but a number have dropped out since or have only observer status. Each of the republics is a sovereign state that controls its own economy and natural resources and collects its own taxes, providing only minimal support to the CIS.
   Boris Yeltsin, President of Russia, inherited the mantle of economic and political chaos. With the freeing of most prices he staked his political life on the rapid creation of a free market economy. Since 1991 Yeltsin and his Russian reformers have been faced with the daunting task of stabilizing the Russian economy while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of the Russian people. To date, their efforts have yielded widely mixed results. On the one hand, they have made some impressive progress. Since 1992, they have abolished central planning, decontrolled prices, unified the foreign exchange market, made the ruble convertible, and privatized two thirds of the economy. They have accomplished this in spite of the crushing burdens inherited from the communist system: huge industrial enterprises that are unprofitable; an obsolete capital stock; a crumbling energy sector, huge external debt; and armies that had to be repatriated and resettled at home.
   Russia remains a paradox among the major economies of the world in that it is a country marked by stagnation in production levels, but has few constraints on growth. Labor supply is adequate and savings are high. In addition, there is almost unlimited scope for increasing productivity through the introduction of improved technologies, production process and market-oriented managerial development. There are 147 million consumers who are slowly increasing their buying power and education standards are high. Russia is also rich in natural resources. It has 40% of the world's natural gas reserves, 6% of its oil, 25% of coal, diamonds, gold and nickel, and 30% of timber and bauxite. Approximately ten million people are engaged in agriculture and they produce half of the region's grain, meat, milk, and other dairy products.
   The main reason for the continued poor performance of the Russian economy is the country's failure to mobilize the resources that are available. While the official unemployment rate was at 10.6% in 1996, up to half of the working population is, in effect, unemployed or, to a significant degree, underemployed in inefficient and unproductive industries. Much of the country's savings have been siphoned off through capital flight. Russia's technological potential for assimilating both domestic and foreign technologies is not being exploited. Industry privatization and restructuring initiatives have generally failed to mobilize the available factors of production as the country's privatization program virtually ensures the predominance of the old management teams that are largely non market-oriented in their management approach. Approximately 80% of Russian privatized companies continue to be majority-owned by insiders and only 10% are owned by investors with large enough stakes to influence the running of the company.
   In July 1996, Boris Yeltsin was re-elected for a second term and it was hoped that the election would mark the start of a more stable period of economic growth. However, macroeconomic indicators in 1996 proved contradictory. On the one hand, the Russian government continued its strict credit policies, and the annual inflation rate for 1996 dropped to 23%, down from 131% in 1995. Inflation has since remained below 3% a month through the first half of 1997. In addition, expenditure cuts trimmed the budget deficit to 7% of GDP for the first nine months of 1996. On the other hand, however, GDP fell by 6% following 1995's 4% fall, while industrial production was down by 5% and real investment dropped by approximately 19%. Non-payment continues to represent a serious problem for the economy, particularly in the energy sector.
   While Russia is widely believed to be one of the most risky markets in eastern Europe, it is also recognized for its potential for positive returns. In 1996 the Russian market delivered the world's best stock market performance and was among the top performing markets in the first half of 1997. However, the market has been essentially liquidity driven and concentrated in a very few of the country's largest companies. At just $65 billion, the total capitalization of the stock market accounts for just 12 percent of GDP. The majority of investors in Russian equities are small and medium-sized US hedge funds. In addition, several country specific funds have been established to make direct and portfolio investments in Russian companies. To facilitate foreign investment, a number of the larger Russian companies have issued equity in the form of American depositary receipts while six big firms have issued securities in the form of Russian depositary certificates. These certificates are issued and marketed by the Bank of New York. Any investment in Russia is risky and deciding which companies will perform well at this stage of the country's transformation is far from easy. A combination of poor accounting standards, inept management, limited shareholder rights and the criminalization of large sectors of the economy pose a significant risk, particularly to foreign investors.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. If FMR grants investment management authority to the sub-advisers (see the section entitled "Management Contracts"), the sub-advisers are authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described below. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and arrangements for payment of fund expenses. Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.
The funds may execute portfolio transactions with broker-dealers who provide research and execution services to the funds or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided. The receipt of research from broker-dealers that execute transactions on behalf of the funds may be useful to FMR in rendering investment management services to the funds or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the funds. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts. Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause each fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the funds and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services (FBS), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. From September 1992 through December 1994, FBS operated under the name Fidelity Brokerage Services Limited (FBSL). As of January 1995, FBSL was converted to an unlimited liability company and assumed the name FBS.
FMR may allocate brokerage transactions to broker-dealers who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by each fund toward payment of the fund's expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
Each fund's Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the funds and review the commissions paid by each fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
Each fund's turnover rates for the fiscal years ended October 31, 1997 and 1996 are presented in the table below. Because a high turnover rate increases transaction costs and may increase taxable gains, FMR carefully weighs the anticipated benefits of short-term investing against these consequences. An increased turnover rate is due to a greater volume of shareholder purchase orders, short-term interest rate volatility and other special market conditions.
TURNOVER RATES   1997   1996

   CANADA FUND               139%           139%

   EMERGING                  69%            77%
   MARKETS FUND

   EUROPE FUND               57%            45%

   EUROPE CAPITAL            189%           155%
   APPRECIATION
   FUND

   FRANCE FUND               150%           129%

   GERMANY FUND              120%           133%

   HONG KONG AND             174%           118%
   CHINA FUND

   JAPAN FUND                70%            83%

   JAPAN SMALL               101%           66%
   COMPANIES
   FUND

   LATIN AMERICA             64%            70%
   FUND

   NORDIC FUND               74%            35%

   PACIFIC BASIN             42%            85%
   FUND

   SOUTHEAST ASIA            141%           102%
   FUND

   UNITED                    96%            50%
   KINGDOM FUND

BROKERAGE COMMISSIONS. The table below lists the total brokerage commissions; and the dollar amount of commissions paid to NFSC, FBS and FBSL for the fiscal periods ended October 31, 1997, 1996, and 1995. Each fund pays both commissions and spreads in connection with the placement of portfolio transactions. NFSC is paid on a commission basis.
FISCAL    TOTAL   TO NFSC   TO FBS/FBSL
PERIOD
ENDED
OCTOBE
R 31

CANA
DA
FUND

1997                           $ 774,591      $ 2,560     $ 0

1996                           $ 1,231,212    $ 42,312    $ 0

1995                           $ 941,962      $ 120,137   $ 0

EMERGING MARKETS
FUND

1997                           $ 6,781,007    $ 12,752    $ 0

1996                           $ 8,100,767    $ 29,103    $ 0

1995                           $ 11,637,638   $ 86,207    $ 0

EUROP
E
FUND

1997                           $ 2,000,945    $ 0         $ 196,495

1996                           $ 1,026,293    $ 0         $ 34,043

1995                           $ 1,033,151    $ 36        $ 3,490

EUROPE CAPITAL APPRECIATION
FUND

1997                           $ 2,281,777    $ 3,728     $ 150,145

1996                           $ 1,087,777    $ 0         $ 19,477

1995                           $ 2,336,212    $ 3,628     $ 70,372

FRANC
E
FUND

1997                           $ 35,607       $ 0         $ 601

19961                          $ 43,305       $ 0         $ 1,234

GERM
ANY
FUND

1997                           $ 69,561       $ 0         $ 12,760

19961                          $ 32,333       $ 0         $ 8,857

HONG
KONG
AND
CHINA
FUND

1997                           $ 1,985,116    $ 710       $ 0

19961                          $ 554,367      $ 0         $ 0

JAPAN
FUND

1997                           $ 1,040,186    $ 0         $ 0

1996                           $ 1,626,469    $ 0         $ 0

1995                           $ 2,422,928    $ 0         $ 0

JAPAN
SMALL
COMP
ANIES
FUND

1997                           $ 733,241      $ 0         $ 0

19961                          $ 939,743      $ 0         $ 0

LATIN AMERICA
FUND

1997                           $ 2,772,375    $ 10,387    $ 0

1996                           $ 2,141,519    $ 29,528    $ 0

1995                           $ 2,102,089    $ 53,346    $ 0

NORDI
C
FUND

1997                           $ 298,910      $ 0         $ 25,958

19961                          $ 81,759       $ 0         $ 3,427

PACIFIC BASIN FUND

1997                           $ 1,749,948    $ 0         $ 0

1996                           $ 3,943,996    $ 0         $ 180

1995                           $ 2,937,153    $ 0         $ 0

SOUTHEAST ASIA
FUND

1997                           $ 7,465,380    $ 0         $ 0

1996                           $ 7,130,181    $ 0         $ 0

1995                           $ 6,876,440    $ 0         $ 0

UNITE
D
KINGD
OM
FUND

1997                           $ 10,578       $ 0         $ 0

19961                          $ 5,284        $ 0         $ 124

1 From November 1, 1995 (commencement of operations).
The table below lists for the fiscal period ended October 1997, the percentage of aggregate brokerage commissions paid to NFSC and FBS and the percentage of the aggregate dollar amount of transactions for which each fund paid brokerage commissions to NFSC and FBS. The difference in the percentage of the brokerage commissions paid to and the percentage of the dollar amount of transactions effected through NFSC and FBS is a result of the low commission rates charged by NFSC and FBS. The table also includes the amount of brokerage commissions paid to brokerage firms that provided research services; and the approximate amount of transactions effected through brokerage firms that provided research services. The provision of research services was not necessarily a factor in the placement of all this business with such firms.




FISCAL   % OF        % OF        % OF           % OF           COMMISSIONS     TRANSACTIONS
PERIOD   COMMISSION  COMMISSION  TRANSACTIONS   TRANSACTIONS   PAID TO FIRMS   WITH
ENDED    S           S           EFFECTED       EFFECTED       PROVIDING       BROKERAGE FIRMS
         PAID        PAID TO     THROUGH        THROUGH        RESEARCH        PROVIDING
OCTOB    TO NFSC     FBS         NFSC           FBS            SERVICES        RESEARCH
ER 31,
SERVICES
1997

CANADA      .33%    0%        .66%     0%       $ 688,766     $ 283,591,769
FUND

EMERGI      .19%    0%        1.84%    0%       $ 6,496,011   $ 1,556,908,629
NG
MARKET
S FUND

EUROPE      0%      9.82%     0%       11.33%   $ 1,896,449   $ 813,035,865
FUND

EUROPE      .16%    6.58%     .38%     6.92%    $ 2,196,860   $ 1,056,627,336
CAPITAL
APPRECI
ATION
FUND

FRANCE      0%      1.69%     0%       2.15%    $ 35,564      $ 14,524,254
FUND

GERMA       0%      18.34%    0%       20.44%   $ 69,561      $ 28,093,824
NY
FUND

HONG        .04%    0%        .06%     0%       $ 1,836,552   $ 713,821,850
KONG
AND
CHINA
FUND

JAPAN       0%      0%        0%       0%       $ 1,000,223   $ 379,139,575
FUND

JAPAN       0%      0%        0%       0%       $ 721,923     $ 172,117,343
SMALL
COMPA
NIES
FUND

LATIN       .37%    0%        1.75%    0%       $ 2,601,411   $ 938,911,937
AMERIC
A FUND

NORDIC      0%      8.68%     0%       11.29%   $ 268,027     $ 101,225,979
FUND

PACIFIC     0%      0%        0%       0%       $ 1,647,596   $ 541,990,000
BASIN
FUND

SOUTHEA     0%      0%        0%       0%       $ 6,571,412   $ 1,651,798,762
ST ASIA
FUND

UNITED      0%      0%        0%       0%       $ 9,607       $ 5,838,617
KINGDO
M FUND



From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR, investment decisions for each fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
FSC normally determines each fund's net asset value per share (NAV) as of the close of the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing each fund's NAV.
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price normally is used. Securities of other open-end investment companies are valued at their respective NAVs.
Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available.
Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees.
Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. In addition, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
PERFORMANCE
The funds may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. Each fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, a fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and may be quoted with or without taking each fund's 3% maximum sales charge into account and may or may not include the effect of Europe Fund's, Europe Capital Appreciation Fund's, and Pacific Basin Fund's 1.00% short-term trading fee or Canada Fund's, Emerging Markets Fund's, France Fund's, Germany Fund's, Hong Kong and China Fund's, Japan Fund's, Japan Small Companies Fund's, Latin America Fund's, Nordic Fund's, Southeast Asia Fund's, and United Kingdom Fund's 1.5% short-term trading fee on shares held less than 90 days. Excluding a fund's sales charge or short-term trading fee from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using a fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.
MOVING AVERAGES. A fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average. On October 31, 1997, the 13-week and 39-week long-term moving averages for the funds are outlined in the chart below.
FUND NAME   13 WEEK LONG-TERM   39 WEEK LONG-TERM
            MOVING AVERAGE      MOVING AVERAGE

CANADA FUND       $ 19.34   $ 18.75

EMERGING           12.91     15.52
MARKETS FUND

EUROPE FUND        31.24     29.50

EUROPE CAPITAL     16.65     15.58
APPRECIATION
FUND

FRANCE FUND        13.56     13.12

GERMANY FUND       13.78     13.17

HONG KONG AND      15.25     14.81
CHINA FUND

JAPAN FUND         12.17     11.95

JAPAN SMALL        6.96      7.31
COMPANIES
FUND

LATIN AMERICA      18.39     17.11
FUND

NORDIC FUND        16.35     15.28

PACIFIC BASIN      15.03     14.97
FUND

SOUTHEAST ASIA     12.90     14.10
FUND

UNITED             13.91     13.24
KINGDOM FUND

       HISTORICAL FUND RESULTS.    The following table shows the
funds' total returns for the periods ended October 31, 1997. Total return figures include the effect of each funds' 3% sales charge. Total returns do not include the effect of paying a fund's $25 exchange fee, which was in effect from December 1, 1987 through October 23, 1989, or other charges for special transactions or services, such as Europe Fund's, Europe Capital Appreciation Fund's, and Pacific Basin Fund's 1.00% short-term trading fee for shares held less than 90 days, or Canada Fund's, Emerging Markets Fund's, France Fund's, Germany Fund's, Hong Kong and China Fund's, Japan Fund's, Japan Small Companies Fund's, Latin America Fund's, Nordic Fund's, Southeast Asia Fund's, and United Kingdom Fund's 1.5% short-term trading fee for shares held less than 90 days.
AVERAGE ANNUAL TOTAL RETURNS   CUMULATIVE TOTAL RETURNS

ONE    FIVE    LIFE OF   ONE    FIVE    LIFE OF
YEAR   YEARS   FUND      YEAR   YEARS   FUND


CANAD              4   .96    %    10.1   9    %    10.9   1    %     4.9   6    %      62.4   8    %    180.   49    %
A FUND
(11/17
/87)*

EMERG       -38.63%                -0.72%           1.28%             -38.63%           -3.57%           9.30%
ING
MARKE
TS
FUND
(11/1/
90)*

EUROP       19.65%                 18.37%           12.26%+           19.65%            132.42%          217.97%+
E FUND

EUROP       27.62%                N/A               16.9   4    %     27.62%           N/A               83.06%
E
CAPITA
L
APPRE
CIATION
FUND
(12/21
/93)*

FRANCE      12.16%                N/A               17.   40    %     12.16%           N/A               37.83%
FUND
(11/1/
95)*

GERMA       16.86%                N/A               15.   12    %     16.86%           N/A               32.52%
NY
FUND
(11/1/
95)*

HONG        -15   .96    %        N/A               4.4   5    %      -15   .96    %   N/A               9.   11    %
KONG
AND
CHINA
FUND
(11/1/
95)*

JAPAN       -7.74%                 3.08%            2.67%             -7.74%            16.36%           14.49%
FUND
(9/15/
92)*

JAPAN       -30   .93    %        N/A               -20.5   9    %    -30.   93    %   N/A               -36.   94    %
SMALL
COMP
ANIES
FUND
(11/1/
95)*

LATIN       21   .65    %         N/A               10.31%            21   .65    %    N/A               56.   06    %
AMERI
CA
FUND
(4/19/
93)*

NORDIC      22.   45    %         N/A               25.0   5    %     22   .45    %    N/A               56.   37    %
FUND
(11/1/
95)*

PACIFIC     -10.73%                4.91%            2.80%+            -10.73%           27.10%           31.85%+
BASIN
FUND

SOUTHE      -34.51%               N/A               -0.39%            -34.51%          N/A               -1.74%
AST
ASIA
FUND
(4/19/
93)*

UNITED      19.18%                N/A                  19.28    %     19.18%           N/A               42.28%
KINGD
OM
FUND
(11/1/
95)*


* Commencement of Operations
+ 10 year return
Note: If FMR had not reimbursed certain fund expenses during these periods, Canada Fund's, Europe Fund's, France Fund's, Germany Fund's, Japan Fund's, Nordic Fund's, Pacific Basin Fund's, Southeast Asia Fund's, and United Kingdom Fund's total returns would have been lower. The following tables show the income and capital elements of each fund's cumulative total return. The tables compare each fund's return to the record of the Standard & Poor's 500 Index (S&P 500(registered trademark)), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month end closest to the initial investment date for each fund. The S&P 500 and DJIA comparisons are provided to show how each fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Each fund has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indexes. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage commissions or other costs of investing.
The following tables show the growth in value of a hypothetical $10,000 investment in each fund during the 10-year period ended October 31, 1997 or life of each fund, as applicable, assuming all distributions were reinvested. The figures below reflect the fluctuating stock prices of the specified periods and should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in a fund today. Tax consequences of different investments (with the exception of foreign tax withholdings) have not been factored into the figures below. CANADA FUND: During the period from November 17, 1987 (commencement of operations) to October 31, 1997, a hypothetical $10,000 investment in
Fidelity Canada Fund would have grown to    $28,049,     including the
effect of the fund's 3% sales charge.
FIDELITY CANADA FUND   INDICES


        VALUE OF     VALUE OF        VALUE OF

        INITIAL      REINVESTED      REINVESTED

YEAR    $10,000      DIVIDEND        CAPITAL GAIN    TOTAL
ENDED

OCTOB   INVESTMENT   DISTRIBUTIONS   DISTRIBUTIONS   VALUE   S&P 500   DJIA   CPI**
ER 31




1997   $ 18,3   1    4   $ 58   7       $ 9,14   8       $ 28,0   49       $    50,446       $ 51,   992       $
   14,003

1996    21,185            487            4,250            25,922               38,184         4   1,352         13,718


1995    17,024            301            3,415            20,740               30,770         31,   921         13,319


1994    16,665            282            3,343            20,290               24,336         25,   585         12,955


1993    17,285            292            3,421            20,998               23,430         23,   449         12,626


1992    13,803            210            2,732            16,745               20,383         19   ,966         12,288


1991    15,792            241            1,990            18,023               18,534         18,   444         11,906


1990    13,163            138            765              14,066               13,882         1   4,179         11,568


1989    14,987            146            183              15,316               15,006         14,   775         10,884


19      12,358            0              0                12,358               11,872         11,   566         10,416

88

*



* From November 17, 1987 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Canada Fund on November 17, 1987, assuming the 3% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted
to $   18,331.     If distributions had not been reinvested, the
amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to
   $417 for dividends and $6,722 f    or capital gains distributions.
The figures in the table do not include the effect of the fund's 1.5% short-term trading fee applicable to shares held less than 90 days. EMERGING MARKETS FUND: During the period from November 1, 1990 (commencement of operations) to October 31, 1997, a hypothetical $10,000 investment in the Fidelity Emerging Markets Fund would have
grown to    $10,930,     including the effect of the fund's 3% sales
charge.
FIDELITY EMERGING MARKETS FUND   INDICES


        VALUE OF     VALUE OF        VALUE OF

        INITIAL      REINVESTED      REINVESTED

YEAR    $10,000      DIVIDEND        CAPITAL GAIN    TOTAL
ENDED

OCTOB   INVESTMENT   DISTRIBUTIONS   DISTRIBUTIONS   VALUE   S&P 500   DJIA   CPI**
ER 31



1997   $ 10,040   $ 60   6       $ 284   $ 10,930   $ 3   5,976       $ 36,   475          $ 12,105

1996    16,112     710            456     17,278     27,   231         29,   011         11,858

1995    14,686     368            415     15,469     2   1,944         22,   394         11,513

1994    18,673     422            529     19,624     17,   355         1   7,949         11,199

1993    15,695     307            444     16,446     16,   709         16   ,451         10,914

1992    10,719     128            148     10,995     14,   536         14,0   07         10,622

19      10,088     40             0       10,128     13,   218         1   2,939         10,292
91
*


* From November 1, 1990 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Emerging Markets Fund on November 1, 1990, assuming the 3% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested),
amounted to $   11,109     If distributions had not been reinvested,
the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to
$   786     for dividends and    $281 f    or capital gains
distributions. The figures in the table do not include the effect of the fund's 1.5% short-term trading fee applicable to shares held less than 90 days.
EUROPE FUND: During the 10-year period ended October 31, 1997, a hypothetical $10,000 investment in Fidelity Europe Fund would have
grown to $   31,797,     including the effect of the fund's 3% sales
charge.
FIDELITY EUROPE FUND   INDICES


        VALUE OF     VALUE OF        VALUE OF

        INITIAL      REINVESTED      REINVESTED

YEAR    $10,000      DIVIDEND        CAPITAL GAIN    TOTAL
ENDED

OCTOB   INVESTMENT   DISTRIBUTIONS   DISTRIBUTIONS   VALUE   S&P 500   DJIA   CPI**
ER 31


 1997   $ 24,912   $ 3,700   $ 3,185   $ 31,797   $ 48,782   $ 50,221   $ 14,016

 1996    21,759     2,988     1,031     25,778     36,924     39,944     13,729

 1995    18,862     2,476     118       21,456     29,755     30,834     13,330

 1994    16,993     2,036     0         19,029     23,533     24,713     12,966

 1993    14,787     1,701     0         16,488     22,657     22,651     12,637

 1992    12,131     1,139     0         13,270     19,710     19,286     12,298

 1991    12,781     745       0         13,526     17,923     17,816     11,917

 1990    13,062     443       0         13,505     13,424     13,696     11,578

 1989    12,067     267       0         12,334     14,511     14,271     10,893

 1988    10,398     0         0         10,398     11,481     11,172     10,425



** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Europe Fund on October 31, 1987, assuming the 3% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted
to $   14,455     If distributions had not been reinvested, the amount
of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to
$1,837 for dividends and $2,126     for capital gains distributions.
The figures in the table do not include the effect of the fund's 1.0% short-term trading fee applicable to shares held less than 90 days. EUROPE CAPITAL APPRECIATION FUND: During the period from December 21, 1993 (commencement of operations) to October 31, 1997, a hypothetical $10,000 investment in Fidelity Europe Capital Appreciation Fund would have grown to $18,306, including the effect of the fund's 3% sales charge.
FIDELITY EUROPE CAPITAL APPRECIATION FUND   INDICES


      VALUE OF   VALUE OF      VALUE OF

      INITIAL    REINVESTED    REINVESTED

YEAR  $10,000    DIVIDEND      CAPITAL GAIN  TOTAL
ENDED

OCTOB INVESTMENT DISTRIBUTIONS DISTRIBUTIONS VALUE      S&P 500                 DJIA                     CPI**
ER 31

 1997 $ 16,073   $ 60   3      $ 1,630       $ 18,306   $ 21,5   44             $ 2   1    ,   710       $    11,084

 1996  13,648     266           0             13,914     1   6    ,   308        17,2   67                10,857

 1995  11,718     0             0             11,718     13,1   41               13   ,329                10,542

 1994  11,010     0             0             11,010     10,3   93               10,6   83                10,254
*


* From December 21, 1993 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Europe Capital Appreciation Fund on December 21, 1993, assuming the 3% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time
they were reinvested), amounted to $   11,726. I    f distributions
had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the
period would have amounted to $   446 fo    r dividends and
$   1,251     for capital gains distributions. The figures in the
table do not include the effect of the fund's 1.0% short-term trading fee applicable to shares held less than 90 days.
       FRANCE FUND:    During the period from November 1, 1995
(commencement of operations) to October 31, 1997, a hypothetical $10,000 investment in Fidelity France Fund would have grown to $13,783, including the effect of the fund's 3% sales charge.
FIDELITY FRANCE FUND   INDICES


        VALUE OF     VALUE OF        VALUE OF

        INITIAL      REINVESTED      REINVESTED

YEAR    $10,000      DIVIDEND        CAPITAL GAIN    TOTAL
ENDED

OCTOB   INVESTMENT   DISTRIBUTIONS   DISTRIBUTIONS   VALUE      S&P 500           DJIA              CPI**
ER 31

 1997   $ 12,872     $ 230           $ 681           $ 13,783   $ 16,3   17       $ 16,2   48       $    10,514

 1996    11,873       47              0               11,920     12,   350         12,9   23         10,299
*


* From November 1, 1995 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in France Fund on November 1, 1995, assuming the 3% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted
to $10   ,789.     If distributions had not been reinvested, the
amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to
$   194 for dividends and $592     for capital gains distributions.
The figures in the table do not include the effect of the fund's 1.5% short-term trading fee applicable to shares held less than 90 days. GERMANY FUND: During the period from November 1, 1995 (commencement of operations) to October 31, 1997, a hypothetical $10,000 investment in
Fidelity Germany Fund would have grown to    $13,252    , including
the effect of the fund's 3% sales charge.
FIDELITY GERMANY FUND   INDICES




      VALUE OF        VALUE OF      VALUE OF

      INITIAL         REINVESTED    REINVESTED

YEAR  $10,000         DIVIDEND      CAPITAL GAIN  TOTAL
ENDED

OCTOB INVESTMENT      DISTRIBUTIONS DISTRIBUTIONS VALUE    S&P 500                DJIA                   CPI**
ER 31

 1997 $        12,843 $ 11          $ 398         $ 13,252 $        1   6,317     $        16,2   4    8 $    10,514

 1996  11,000          0             0             11,000   1   2    ,   350       12,9   23              10,299
*


* From November 1, 1995 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Germany Fund on November 1, 1995, assuming the 3% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted
to    $10,349    . If distributions had not been reinvested, the
amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to
   $10     for dividends and    $340     for capital gains
distributions. The figures in the table do not include the effect of the fund's 1.5% short-term trading fee applicable to shares held less than 90 days.
HONG KONG AND CHINA FUND: During the period from November 1, 1995 (commencement of operations) to October 31, 1997, a hypothetical $10,000 investment in Fidelity Hong Kong and China Fund would have
grown to    $10,911    , including the effect of the fund's 3% sales
charge.
FIDELITY HONG KONG AND CHINA FUND   INDICES



        VALUE OF          VALUE OF        VALUE OF


        INITIAL           REINVESTED      REINVESTED


YEAR    $10,000           DIVIDEND        CAPITAL GAIN    TOTAL

ENDED


OCTOB   INVESTMENT        DISTRIBUTIONS   DISTRIBUTIONS   VALUE             S&P 500           DJIA             CPI**

ER 31


 1997   $ 10,7   2    8   $ 1   21        $ 62            $ 10,9   11       $ 16,3   17       $16,2   48       $
10,514

 1996    12,581            12              0               12,593            1   2,350         12,9   23        10,299

*



* From November 1, 1995 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Hong Kong and China Fund on November 1, 1995, assuming the 3% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested),
amounted t   o $10,223    . If distributions had not been reinvested,
the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to
$   146     for dividends and    $78     for capital gains
distributions. The figures in the table do not include the effect of the fund's 1.5% short-term trading fee applicable to shares held less than 90 days.
JAPAN FUND: During the period from September 15, 1992 (commencement of operations) to October 31, 1997, a hypothetical $10,000 investment in
Fidelity Japan Fund would have grown to $   11,449,     including the
effect of the fund's 3% sales charge.
FIDELITY JAPAN FUND   INDICES


        VALUE OF     VALUE OF        VALUE OF

        INITIAL      REINVESTED      REINVESTED

YEAR    $10,000      DIVIDEND        CAPITAL GAIN    TOTAL
ENDE
D

OCTO    INVESTMENT   DISTRIBUTIONS   DISTRIBUTIONS   VALUE      S&P 500           DJIA              CPI**
BER
31

1997    $ 10,767     $    9          $ 673           $ 11,449   $ 24,   752       $ 2   5,344       $    11,437

1996    $ 11,330      0               708             12,038     18,   736            20,158         11,203

1995     11,718       0               732             12,450     1   5,098         15,   560         10,878

1994     13,842       0               461             14,303     11,   941         12,   472         10,580

1993     12,950       0               0               12,950     11,   496         11,   431         10,311

1        9,545        0               0               9,545         10,001         9,   733          10,035
9
9
2
*


* From September 15, 1992 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Japan Fund on September 15, 1992, assuming the 3% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted
to $   10,749    . If distributions had not been reinvested, the
amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to
$   10 for dividends and $728     for capital gains distributions. The
figures in the table do not include the effect of the fund's 1.5% short-term trading fee applicable to shares held less than 90 days. JAPAN SMALL COMPANIES FUND: During the period from November 1, 1995 (commencement of operations) to October 31, 1997, a hypothetical $10,000 investment in Fidelity Japan Small Companies Fund would have
   been     $   6,306    , including the effect of the fund's 3% sales
charge.
FIDELITY JAPAN SMALL COMPANIES FUND   INDICES



        VALUE OF         VALUE OF        VALUE OF


        INITIAL          REINVESTED      REINVESTED


YEAR    $10,000          DIVIDEND        CAPITAL GAIN    TOTAL

ENDE

D


OCTO    INVESTMENT       DISTRIBUTIONS   DISTRIBUTIONS   VALUE            S&P 500           DJIA                     CPI**

BER

31


 1997   $ 6,2   76       $ 0             $ 30            $ 6,3   06       $ 16,3   17       $        16,2   48       $
10,514

 1996    8,856            0               0               8,856            12,   350         12,9   23                10,299

*



* From November 1, 1995 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Japan Small Companies Fund on November 1, 1995, assuming the 3% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were
reinvested), amounted to $1   0,039    . If distributions had not been
reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have
amounted to    $0 fo    r dividends and $   39     for capital gains
distributions. The figures in the table do not include the effect of the fund's 1.5% short-term trading fee applicable to shares held less than 90 days.
LATIN AMERICA FUND: During the period from April 19, 1993 (commencement of operations) to October 31, 1997, a hypothetical $10,000 investment in Fidelity Latin America Fund would have grown
t   o $15,606,     including the effect of the fund's 3% sales charge.
FIDELITY LATIN AMERICA FUND   INDICES


        VALUE OF     VALUE OF        VALUE OF

        INITIAL      REINVESTED      REINVESTED

YEAR    $10,000      DIVIDEND        CAPITAL GAIN    TOTAL
ENDED

OCTOB   INVESTMENT   DISTRIBUTIONS   DISTRIBUTIONS   VALUE   S&P 500   DJIA   CPI**
ER 31




19   $ 15,0   45       $ 51   1       $ 5   0       $ 15,6   06       $ 22,   848       $ 23,   893       $    11,222
97

19    12,212            190            41            12,443            17,2   95         1   9,004         10,993
96

19    9,458             31             32            9,521             13,   937         14,   670         10,674
95

19    15,724            53             53            15,830            1   1,022         11,7   58         10,382
94

19    12,882            0              0             12,882            10,   612         10,   776         10,118
93
*


* From April 19, 1993 (commencement of operations) through October 31,
1993.
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Latin America Fund on April 19, 1993, assuming the 3% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted
to    $10,442    . If distributions had not been reinvested, the
amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to
$388 for dividends and $49     for capital gains distributions. The
figures in the table do not include the effect of the fund's 1.5% short-term trading fee applicable to shares held less than 90 days. NORDIC FUND: During the period from November 1, 1995 (commencement of operations) to October 31, 1997, a hypothetical $10,000 investment in
Fidelity Nordic Fund would have grown to $1   5,637,     including the
effect of the fund's 3% sales charge.
FIDELITY NORDIC FUND   INDICES




     VALUE OF        VALUE OF       VALUE OF

      INITIAL         REINVESTED    REINVESTED

YEAR  $10,000         DIVIDEND      CAPITAL GAIN    TOTAL
ENDE
D

OCTO  INVESTMENT      DISTRIBUTIONS DISTRIBUTIONS   VALUE             S&P 500           DJIA              CPI**
BER
31

 1997 $ 15,   462     $ 58          $ 117           $ 15,6   37       $ 1   6,317       $ 1   6,248       $    10,514

 1996  12,387          0             0               12,387            1   2,350            12,923         10,299
*


* From November 1, 1995 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Nordic Fund on November 1, 1995, assuming the 3% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted
to $   10,14    6. If distributions had not been reinvested, the
amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to
$   49 for dividends and $97 f    or capital gains distributions. The
figures in the table do not include the effect of the fund's 1.5% short-term trading fee applicable to shares held less than 90 days. PACIFIC BASIN FUND: During the 10-year period ended October 31, 1997, a hypothetical $10,000 investment in Fidelity Pacific Basin Fund would
have grown to    $13,185, in    cluding the effect of the fund's 3%
sales charge.
FIDELITY PACIFIC BASIN FUND   INDICES


        VALUE OF     VALUE OF        VALUE OF

        INITIAL      REINVESTED      REINVESTED

YEAR    $10,000      DIVIDEND        CAPITAL GAIN    TOTAL
ENDED

OCTOB   INVESTMENT   DISTRIBUTIONS   DISTRIBUTIONS   VALUE   S&P 500   DJIA   CPI**
ER 31



1997   $ 10,473      $ 611       $ 2,101   $ 13,185   $ 48,782   $ 50,221   $    14,016

1996    11,442     589            2,295     14,326     36,924     39,944     13,729

1995    11,621     59   9         2,331     14,551     29,755     30,834     13,330

1994    15,589     78   0         926       17,295     23,533     24,713     12,966

1993    13,652     570            576       14,798     22,657     22,651     12,637

1992    9,372      295            395       10,062     19,710     19,286     12,298

1991    10,270     323            433       11,026     17,923     17,816     11,917

1990    10,067     175            425       10,667     13,424     13,696     11,578

1989    12,324     207            17        12,548     14,511     14,271     10,893

1988    10,926     115            0         11,041     11,481     11,172     10,425


** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Pacific Basin Fund on October 31, 1986, assuming the 3% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted
to    $13,114    . If distributions had not been reinvested, the
amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to
$5   78 for dividends and $2,296     for capital gains distributions.
The figures in the table do not include the effect of the fund's 1.0% short-term trading fee applicable to shares held less than 90 days. SOUTHEAST ASIA FUND: During the period from April 19, 1993 (commencement of operations) to October 31, 1997, a hypothetical
$10,000 investment in Fidelity Southeast Asia Fund would have    been
$9,826,     including the effect of the fund's 3% sales charge.
FIDELITY SOUTHEAST ASIA FUND   INDICES


        VALUE OF     VALUE OF         VALUE OF

        INITIAL      REINVESTED      REINVESTED

YEAR    $10,000      DIVIDEND        CAPITAL GAIN    TOTAL
ENDED

OCTOB   INVESTMENT   DISTRIBUTIONS   DISTRIBUTIONS   VALUE   S&P 500   DJIA   CPI**
ER 31



19   $ 9,264   $ 30   6       $ 256   $ 9,826   $ 22   ,848       $ 23,   893       $    11,222
97

19    14,249    304            0       14,553    17,2   95         1   9,004         10,993
96

19    13,464    63             0       13,527    13,   937         14,   670         10,674
95

19    14,172    67             0       14,239    1   1,022         11,   758         10,382
94

19    12,843    0              0       12,843    10,   612         10,   776         10,118
93
*


* From April 19, 1993 (commencement of operations) through October 31,
1993.
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Southeast Asia Fund on April 19, 1993, assuming the 3% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted
to    $10,857.     If distributions had not been reinvested, the
amount of distributions earned from the fund    over time would have
been smaller, and cash payments for the period would have amounted to
$456 for dividends and $388 for     capital gains distributions. The
figures in the table do not include the effect of the fund's 1.5% short-term trading fee applicable to shares held less than 90 days. UNITED KINGDOM FUND: During the period from November 1, 1995 (commencement of operations) to October 31, 1997, a hypothetical $10,000 investment in Fidelity United Kingdom Fund would have grown to
$   14,22    8, including the effect of the fund's 3% sales charge.
FIDELITY UNITED KINGDOM FUND   INDICES



        VALUE OF     VALUE OF        VALUE OF


        INITIAL      REINVESTED      REINVESTED


YEAR    $10,000      DIVIDEND        CAPITAL GAIN    TOTAL

ENDED


OCTOB   INVESTMENT   DISTRIBUTIONS   DISTRIBUTIONS   VALUE      S&P 500                  DJIA              CPI**

ER 31


 1997   $ 13,784     $ 209           $ 235           $ 14,228   $ 1   6    ,   317       $ 16,2   48       $    10,514


 1996    11,533       47              0               11,580     1   2    ,   350         12,9   23         10,299

*



* From November 1, 1995 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in United Kingdom Fund on November 1, 1995, assuming the 3% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested),
amounted to    $10,360.     If distributions had not been reinvested,
the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted
to    $165 for dividends and $194     for capital gains distributions.
The figures in the table do not include the effect of the fund's 1.5% short-term trading fee applicable to shares held less than 90 days. INTERNATIONAL INDICES, MARKET CAPITALIZATION, AND NATIONAL
STOCK MARKET RETURN
The following tables show the total market capitalization of certain countries according to the Morgan Stanley Capital International Indices database, the total market capitalization of Latin American
countries according to the    Morgan Stanley Capital International
Emerging Markets database, and the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital International stock market indices for the twelve months ended October 31, 1997. Of course, these results are not indicative of future stock market performance or the funds' performance. Market conditions during the periods measured fluctuated widely. Brokerage commissions and other fees are not factored into the values of the indices.
MARKET CAPITALIZATION. Companies outside the U.S. now make up    over
one    -   half     of the world's stock market capitalization.
According to Morgan Stanley Capital International, the size of the
markets as measured in U.S. dollars grew from $   5,749.5
($   10,078.9     including the U.S.) billion in 1996 to
$   6,207.8     ($   12,040.3     including the U.S.) billion in 1997.
The following table measures the total market capitalization of certain countries according to the Morgan Stanley Capital International Indices database. The value of the markets are measured in billions of U.S. dollars as of October 31, 1997.
TOTAL MARKET CAPITALIZATION
   AUSTRALIA          $ 152.6          JAPAN               $ 1,693.1

   AUSTRIA             24.6            NETHERLAND           327.9
                                       S

   BELGIUM             73.4            NORWAY               34.2

   CANADA              308.3           SINGAPORE/           54.0/62.8
                                       MALAYSIA

   DENMARK             61.8            SPAIN                146.1

   FRANCE              419.5           SWEDEN               155.8

   GERMANY             543.1           SWITZERLAN           428.3
                                       D

   HONG KONG           167.7           UNITED               1,246.6
                                       KINGDOM

   ITALY               215.6           UNITED               5,832.5
                                       STATES

The following table measures the total market capitalization of Latin
American countries according to the    Morgan Stanley Capital
International     Emerging Markets database. The value of the markets
is measured in billions of U.S. dollars as of October 31, 1997.
TOTAL MARKET CAPITALIZATION - LATIN AMERICA
ARGENTINA             $    33.1

BRAZIL                    122.1

CHILE                     36.3

COLOMBIA                  8.7

MEXICO                    94.7

VENEZUELA                 14.0

   PERU                   10.0



TOTAL LATIN AMERICA   $    318.9

NATIONAL STOCK MARKET PERFORMANCE. Certain national stock markets have outperformed the U.S. stock market. The first table below represents the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital International stock market indices for the twelve months ended October 31, 1997. The second table shows the same performance as measured in local currency. Each table measures total return based on the period's change in price, dividends paid on stocks in the index, and the effect of reinvesting dividends net of any applicable foreign taxes. These are unmanaged indices composed of a sampling of selected companies representing an approximation of the market structure of the designated country.
STOCK MARKET PERFORMANCE
MEASURED IN U.S. DOLLARS
   AUSTRALIA           -7.7%          JAPAN                -18.2%

   AUSTRIA             5.8            NETHERLAND           32.4
                                      S

   BELGIUM             13.7           NORWAY               31.5

   CANADA              17.5           SINGAPORE/           -26.9/-57.2
                                      MALAYSIA

   DENMARK             31.6           SPAIN                37.8

   FRANCE              12.6           SWEDEN               22.9

   GERMANY             20.6           SWITZERLAN           30.9
                                      D

   HONG KONG           -17.5          UNITED               28.6
                                      KINGDOM

   ITALY               33.2           UNITED               32.3
                                      STATES

STOCK MARKET PERFORMANCE
MEASURED IN LOCAL CURRENCY
   AUSTRALIA           3.9%           JAPAN                -13.5%

   AUSTRIA             20.3           NETHERLAND           51.5
                                      S

   BELGIUM             29.4           NORWAY               44.4

   CANADA              23.5           SINGAPORE/           -18.4/-43.2
                                      MALAYSIA

   DENMARK             48.4           SPAIN                57.1

   FRANCE              26.9           SWEDEN               40.1

   GERMANY             37.1           SWITZERLAN           45.3
                                      D

   HONG KONG           -17.5          UNITED               24.9
                                      KINGDOM

   ITALY               48.4           UNITED               32.3
                                      STATES

The following table shows the average annualized stock market returns measured in U.S. dollars as of October 31, 1997.
STOCK MARKET PERFORMANCE
      FIVE YEARS ENDED   TEN YEARS ENDED
      OCTOBER 31, 1997   OCTOBER 31, 1997

GERMANY         17.57%           13.97%

HONG KONG       35.86            30.10

JAPAN           8.03             2.29

SPAIN           23.72            10.90

UNITED          17.87            13.55
KINGDOM

UNITED          17.67            16.51
STATES

PERFORMANCE COMPARISONS. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
A fund's performance may also be compared to that of a benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike a fund's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
Canada Fund may compare its performance to that of the Toronto Stock Exchange (TSE) 300, a market capitalization weighted index of 300 stocks traded in the Canadian market.
Emerging Markets may compare its performance to that of the Morgan
Stanley Capital International Emerging Markets Free Index, a   n
unmanaged,     market capitalization weighted index    that is
designed to represent the performance     of    emerging stock markets
throughout the world.
Each of Europe Fund and Europe Capital Appreciation Fund may compare its performance to that of the Morgan Stanley Capital International
Europe Index, a   n unmanaged,     market capitalization weighted
index    that is designed to represent the performance of developed
stock markets in Europe.     The index returns for periods after
January 1, 1997 are adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts. France Fund may compare its performance to that of the Societe des Bourses Francaises (SBF) 250, a market capitalization weighted index of the stocks of the 250 largest companies in the French market. Germany Fund may compare its performance to that of the Deutscher Akteinindex (DAX) 100, a market capitalization weighted index of the 100 most heavily traded stocks in the German market.
Hong Kong and China Fund may compare its performance to that of the Hang Seng Index, a market capitalization weighted index of the stocks of the 33 largest companies in the Hong Kong market.
Each of Japan Fund and Japan Small Companies Fund may compare its performance to that of the Tokyo Stock Price Index (TOPIX), a market capitalization weighted index of over 1100 stocks traded in the Japanese market.
Latin America Fund may compare its performance to that of the Morgan Stanley Capital International Emerging Markets Free - Latin America Index, a market capitalization weighted index of approximately 170 stocks traded in seven Latin American markets.
Nordic Fund may compare its performance to that of the FT - Actuaries World Nordic Index, a market capitalization weighted index of over 90 stocks traded in four Scandinavian markets.
Pacific Basin Fund may compare its performance to that of the Morgan Stanley Capital International Pacific Index, a market capitalization weighted index of over 400 stocks traded in six Pacific-region markets. The index returns for periods after January 1, 1997 are adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.
Southeast Asia Fund may compare its performance to that of the Morgan Stanley Capital International Far East ex Japan Free Index, a market capitalization weighted index of over 450 stocks traded in eight Asian markets, excluding Japan.
United Kingdom Fund may compare its performance to that of the FT - All Shares Index, a market capitalization weighted index of over 750 stocks traded in the U.K. market.
Stocks are selected for the Morgan Stanley Capital International
(MSCI) indexes on the basis of industry representation, liquidity, sufficient float, and avoidance of cross-ownership. The MSCI Free indexes exclude those stocks that cannot be purchased by foreign investors in otherwise free markets.
A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals;
and     charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager. VOLATILITY. A fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.
MOMENTUM INDICATORS indicate a fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
A fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
A fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
   As of October 31, 1997, FMR advised over $29 billion in tax-free fund assets, $98 billion in money market fund assets, $378 billion in equity fund assets, $72 billion in international fund assets, and $23 billion in Spartan fund assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
Pursuant to Rule 22d-1 under the Investment Company Act of 1940 (the 1940 Act), FDC exercises its right to waive each fund's front-end sales charge on shares acquired through reinvestment of dividends and capital gain distributions or in connection with the fund's merger with or acquisition of any investment company or trust. In addition, FDC has chosen to waive each fund's sales charge in certain instances because of efficiencies involved in those sales of shares. The sales charge will not apply:
1. to shares purchased in connection with an employee benefit plan (including the Fidelity-sponsored 403(b) and corporate IRA programs but otherwise as defined in the Employee Retirement Income Security
Act) maintained by a U.S. employer and having more than 200 eligible employees, or a minimum of $3,000,000 in plan assets invested in Fidelity mutual funds, or as part of an employee benefit plan maintained by a U.S. employer that is a member of a parent-subsidiary group of corporations (within the meaning of Section 1563(a)(1) of the Internal Revenue Code, with "50%" substituted for "80%") any member of which maintains an employee benefit plan having more than 200 eligible employees, or a minimum of $3,000,000 in plan assets invested in Fidelity mutual funds, or as part of an employee benefit plan maintained by a non-U.S. employer having 200 or more eligible employees, or a minimum of $3,000,000 in assets invested in Fidelity mutual funds, the assets of which are held in a bona fide trust for the exclusive benefit of employees participating therein;
2. to shares purchased by an insurance company separate account used to fund annuity contracts purchased by employee benefit plans (including 403(b) programs, but otherwise as defined in the Employee Retirement Income Security Act), which, in the aggregate, have either more than 200 eligible employees or a minimum of $3,000,000 in assets invested in Fidelity funds;
3. to shares in a Fidelity account purchased (including purchases by exchange) with the proceeds of a distribution from an employee benefit plan provided that: (i) at the time of the distribution, the employer, or an affiliate (as described in exemption 1 above) of such employer, maintained at least one employee benefit plan that qualified for exemption 1 and that had at least some portion of its assets invested in one or more mutual funds advised by FMR, or in one or more accounts or pools advised by Fidelity Management Trust Company; and (ii) either
(a) the distribution is transferred from the plan to a Fidelity IRA account within 60 days from the date of the distribution or (b) the distribution is transferred directly from the plan into another Fidelity account;
4. to shares purchased by a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more;
5. to shares purchased for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue
Code);
6. to shares purchased by an investor participating in the Fidelity Trust Portfolios program (these investors must make initial investments of $100,000 or more in the Trust Portfolios funds and must, during the initial six-month period, reach and maintain an aggregate balance of at least $500,000 in all accounts and subaccounts purchased through the Trust Portfolios program);
7. to shares purchased by a mutual fund for which FMR or an affiliate serves as investment manager;
8. to shares purchased through Portfolio Advisory Services or Fidelity Charitable Advisory Services;
9. to shares purchased by a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or Fidelity International Limited or their direct or indirect subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;
10. to shares purchased by a bank trust officer, registered representative, or other employee of a qualified recipient. Qualified recipients are securities dealers or other entities, including banks and other financial institutions, who have sold the fund's shares under special arrangements in connection with FDC's sales activities;
11. to shares purchased by contributions and exchanges to the following prototype or prototype-like retirement plans sponsored by FMR Corp. or FMR and that are marketed and distributed directly to plan sponsors or participants without any intervention or assistance from any intermediary distribution channel: The Fidelity IRA, the Fidelity Rollover IRA, The Fidelity SEP-IRA and SARSEP, The Fidelity SIMPLE IRA, The Fidelity Retirement Plan, Fidelity Defined Benefit Plan, The Fidelity Group IRA, The Fidelity 403(b) Program, The Fidelity Investments 401(a) Prototype Plan for Tax-Exempt Employers, and The CORPORATEplan for Retirement (Profit Sharing and Money Purchase Plan);
12. to shares purchased as part of a pension or profit-sharing plan as defined in Section 401(a) of the Internal Revenue Code that maintains all of its mutual fund assets in Fidelity mutual funds, provided the plan executes a Fidelity non-prototype sales charge waiver request form confirming its qualification;
13. to shares purchased by a registered investment adviser (RIA) for his or her discretionary accounts, provided he or she executes a Fidelity RIA load waiver agreement which specifies certain aggregate minimum and operating provisions. This waiver is available only for shares purchased directly from Fidelity, without a broker, unless purchased through a brokerage firm which is a correspondent of National Financial Services Corporation (NFSC). The waiver is unavailable, however, if the RIA is part of an organization principally engaged in the brokerage business, unless the brokerage firm in the organization is an NFSC correspondent; or
14. to shares purchased by a trust institution or bank trust department for its non-discretionary, non-retirement fiduciary accounts, provided it executes a Fidelity Trust load waiver agreement which specifies certain aggregate minimum and operating provisions. This waiver is available only for shares purchased either directly from Fidelity or through a bank-affiliated broker, and is unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.
Each fund's sales charge may be reduced to reflect sales charges previously paid, or that would have been paid absent a reduction for some purchases made directly with Fidelity as noted in the prospectus, in connection with investments in other Fidelity funds. This includes reductions for investments in prototype-like retirement plans sponsored by FMR or FMR Corp., which are listed above.
On October 12, 1990, each of Canada Fund, Europe Fund, and Pacific Basin Fund changed its sales charge policy from a 2% sales charge upon purchase and a 1% deferred sales charge upon redemption, to a 3% sales charge upon purchase. If you purchased your shares prior to that date, when you redeem those shares a deferred sales charge of 1% of the redemption amount will be deducted.
Each fund is open for business and its net asset value per share (NAV) is calculated each day the New York Stock Exchange (NYSE) is open for trading. The NYSE has designated the following holiday closings for 1998: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. In addition, the funds will not process wire purchases and redemptions on days when the Federal Reserve Wire System is closed.
FSC normally determines each fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 under the Investment Company Act of 1940 (the 1940 Act), each fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if
(i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the Prospectus, each fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. Because each fund invests significantly in foreign securities, corporate shareholders should not expect fund dividends to qualify for the dividends-received deduction. Short-term capital gains are distributed as dividend income, but do not qualify for the dividends-received deduction. Each fund will notify corporate shareholders annually of the percentage of fund dividends that qualify for the dividends-received deduction. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income, and therefore will increase (decrease) dividend distributions. Each fund will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions for the prior year.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by each fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a capital gain distribution on shares of a fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by each fund are taxable to shareholders as dividends, not as capital gains.
   As of October 31, 1997, Canada Fund hereby designates approximately $3,658,000 as a capital gain dividend for the purpose of the dividend paid deduction.
   As of October 31, 1997, Emerging Markets Fund had a capital loss carryforward aggregating approximately $97,011,000. This loss carryforward which will expire on September 30, 2004, is available to offset future capital gains.
   As of October 31, 1997, Europe Fund hereby designates approximately $12,843,000 as a capital gain dividend for the purpose of the dividend paid deduction.
   As of October 31, 1997, Europe Capital Appreciation Fund hereby designates approximately $16,118,000 as a capital gain dividend for the purpose of the dividend paid deduction.
   As of October 31, 1997, France Fund hereby designates approximately $284,000 as a capital gain dividend for the purpose of the dividend paid deduction.
   As of October 31, 1997, Germany Fund hereby designates approximately $568,000 as a capital gain dividend for the purpose of the dividend paid deduction.
   As of October 31, 1997, Hong Kong and China Fund hereby designates approximately $3,773,000 as a capital gain dividend for the purpose of the dividend paid deduction.
   As of October 31, 1997, Japan Fund had a capital loss carryforward aggregating approximately $52,268,000. This loss carryforward, of which $31,995,000 and $20,273,000 will expire on October 31, 2003 and 2005, respectively, is available to offset future capital gains.
   As of October 31, 1997, Japan Small Companies Fund had a capital loss carryforward aggregating approximately $38,186,000. This loss carryforward which will expire on October 31, 2005, is available to offset future capital gains.
   As of October 31, 1997, Latin America Fund had a capital loss carryforward aggregating approximately $117,765,000. This loss carryforward, of which $80,150,000 and $37,615,000 will expire on October 31, 2003 and 2004, respectively, is available to offset future capital gains.
   As of October 31, 1997, Nordic Fund hereby designates approximately $1,983,000 as a capital gain dividend for the purpose of the dividend paid deduction.
   As of October 31, 1997, Pacific Basin Fund had a capital loss carryforward aggregating approximately $62,709,000. This loss carryforward, of which $10,408,000, $17,259,000 and $35,042,000 will expire on October 31, 2003, 2004 and 2005, respectively, is available to offset future capital gains.
   As of October 31, 1997, Southeast Asia Fund had a capital loss carryforward aggregating approximately $32,652,000. This loss carryforward which will expire on October 31, 2005, is available to offset future capital gains.
   As of October 31, 1997, United Kingdom Fund hereby designates approximately $109,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid and thereby allow shareholders to take a credit or deduction on their individual tax returns.
TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis. Each fund intends to comply with other tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held less than three months constitute less than 30% of the fund's gross income for each fiscal year. Gains from some forward currency contracts, futures contracts, and options are included in this 30% calculation, which may limit a fund's investments in such instruments. If a fund purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on a fund with respect to deferred taxes arising from such distributions or gains. Generally, each fund will elect to mark-to-market any PFIC shares. Unrealized gains will be recognized as income for tax purposes and must be distributed to shareholders as dividends.
Each fund is treated as a separate entity from the other funds of Fidelity Investment Trust for tax purposes.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 (1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (67), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
J. GARY BURKHEAD (56), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997)
and    President of Fidelity Personal Investments and Brokerage
Gr    oup (1997). Previously, Mr. Burkhead served as President of
Fidelity Management & Research Company.
RALPH F. COX (65), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (65), Trustee (1992). Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
ROBERT M. GATES (54), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is currently a Trustee for the Forum For International Policy, a Board Member for the Virginia Neurological Institute, and a Senior Advisor of the Harvard Journal of World Affairs. In addition, Mr. Gates also serves as a member of the corporate board for LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products).
E. BRADLEY JONES (69), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (64), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Chairman of the Board of Trustees of the Greenwich Hospital Association, a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH (54), Trustee, is Vice Chairman and Director of FMR
(1992). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (54), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (68), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr.
McDonough served as    a Director of ACME-Cleveland Corp. (metal
working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.
MARVIN L. MANN (64), Trustee (1993) is Chairman of the Board, President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals,
1993), Imation Corp. (imaging and information storage, 1997), and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way
(1993) and is a member of the University of Alabama President's
Cabinet.
*ROBERT C. POZEN (51), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a Director of FMR Texas Inc. (1997), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc.
(1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS (69), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992). WILLIAM J. HAYES (63), Vice President (1994), is Vice President of Fidelity's equity funds; Senior Vice President of FMR; and Managing Director of FMR Corp.
   RICHARD A. SPILLANE, JR. (46), is Vice President of certain equity funds and Senior Vice President of FMR (1997). Since joining Fidelity, Mr. Spillane was chief investment officer for Fidelity International,
Limited. Prior to that position, Mr. Spillane served as D    irector
of Research.
PATRICIA SATTERTHWAITE (38), Vice President, Latin America Fund
(1993), is a vice president of FMR.
SALLY WALDEN (38), Vice President, Europe Fund (1992), is an employee of FMR.
KEVIN McCAREY (37), Vice President, Europe Capital Appreciation Fund
(1993), is an employee of FMR.
ALLAN LIU (36), Vice President, Southeast Asia fund (1993), is an employee of FMR.
THOMAS SWEENEY (41), Vice President, Canada Fund (1996), is an employee of FMR.
SHIGEKI MAKINO (31), Vice President, Japan Fund (1994), and Pacific Basin Fund (1996), is an employee of FMR.
ARTHUR S. LORING (50), Secretary, is Senior Vice President (1993) and General Counsel of FMR, Vice President-Legal of FMR Corp., and Vice President and Clerk of FDC.
RICHARD A. SILVER (50), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
ROBERT H. MORRISON (57), Manager of Security Transactions of Fidelity's equity funds is Vice President of FMR.
JOHN H. COSTELLO (51), Assistant Treasurer, is an employee of FMR. LEONARD M. RUSH (51), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended October 31, 1997, or calendar year ended December 31, 1996, as applicable.
COMPENSATION TABLE



   AGGREGATE
COMPENSAT
ION FORM A
FUND

J. GARY RALPH    PHYLLIS  RICHARD  ROBERT EDWARD  E.       DONALD   PETER WILLIAM GERALD    EDWARD  MARVIN   ROBERT THOMAS
        F. COX   BURKE    J.       M.     C.      BRADLEY  J. KIRK  S.    O.      C.        H.      L. MANN  C.     R.
BURKHE           DAVIS    FLYNN    GATES  JOHNSON JONES             LYNCH MCCOY   MCDONOUG  MALONE           POZEN  WILLIAMS
AD**                      ***      ****   3D**                      **    *****   H         ***              **
Canada
$ 0     $ 55     $ 54     $ 8      $ 37   $ 0      $ 54    $ 54     $ 0   $ 54    $ 65      $ 9     $ 55     $ 0   $ 55
Fund B, C

Emerging
0        473      462      76       304    0        466     466     0     467      560      85       473     0     469
Markets
Fund B, D

Europe
0        353      346       41       258    0       349     349     0     356      424      43       353     0     351
Fund B, E

Europe
0        131      128       10       107    0       129     129     0     133      159      11       131      0     131
Capital
Appreciati
on Fund B,
F

France
0        3         3         0        2      0        3       3      0     3        3        0        3        0     3
Fund B, G

Germany
0        5         5         0         4     0         5      5      0     5        6        0        5        0     5
Fund B, H

Hong
0        87        85        6        66     0         85     85     0     88      104       7        87       0     86
Kong and
China
Fund B, I

Japan
0        124       122       18       87     0         123    123     0    122     148       21      124       0     123
Fund B, J

Japan
0        40         39        6       27     0         40      40     0     39      47       8        40       0      40
Small

Companie
s Fund B,
K

Latin
0       344         338      34       270    0         340     340    0     346      415      38       344      0     342
America
Fund B, L

Nordic
0       26          26        2        22     0         26      26    0     27       32       2        27       0     26
Fund B, M

Pacific
0       158         155       33       89     0         156     156   0     153      185      37       158      0     156
Basin
Fund B, N

Southeast
0       266         259        46      160    0         261     261   0      260     313      51       266       0     263
Asia Fund
B, O

United
0        2           2          0       2      0        2       2     0        2       2       0        2         0     2
Kingdom
Fund B, P

TOTAL
$ 0 $137,000 $134,700 $168,000 $0 $0     $ 134,700 $ 136,200 $ 0  $ 85,333 $ 136,200 $ 136,200 $ 134,700 $ 0   $ 136,200
COMPE
NSATIO
N FROM
THE
FUND
COMPLE
X*, A



* Information is for the calendar year ended December 31, 1996 for 235 funds in the complex.
** Interested Trustees of the funds and Mr. Burkhead are compensated by FMR.
*** Richard J. Flynn and Edward H. Malone served on the Board of Trustees through December 31, 1996.
**** Mr. Gates was appointed to the Board of Trustees of Fidelity Investment Trust effective March 1, 1997. Mr. Gates was elected to the Board of Trustees of Fidelity Investment Trust on September 17, 1997. ***** During the period from May 1, 1996 through December 31, 1996, William O. McCoy served as a Member of the Advisory Board of the trust. Mr. McCoy was appointed to the Board of Trustees of Fidelity Investment Trust effective January 1, 1997. Mr. McCoy was elected to the Board of Trustees of Fidelity Investment Trust on September 17, 1997.
A Compensation figures include cash, a pro rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, and may include amounts deferred at the election of Trustees.
B Compensation figures include cash, and may include amounts required to be deferred, a pro rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, and amounts deferred at the election of Trustees.
C The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F.
Cox, $   2    , Phyllis Burke Davis, $   2    , Richard J. Flynn, $0,
Robert M. Gates, $   0    , E. Bradley Jones, $   2    , Donald J.
Kirk, $   2    , William O. McCoy, $   0    , Gerald C. McDonough,
$   2    , Edward H. Malone, $   2    , Marvin L. Mann, $   2    , and
Thomas R. Williams, $   2    .
D The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F.
Cox, $   18    , Phyllis Burke Davis, $   18    , Richard J. Flynn,
$0, Robert M. Gates, $   0    , E. Bradley Jones, $   18    , Donald
J. Kirk, $   18    , William O. McCoy, $   0    , Gerald C. McDonough,
$   18    , Edward H. Malone, $   18    , Marvin L. Mann, $   18    ,
and Thomas R. Williams, $   18    .
E The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F.
Cox, $   7    , Phyllis Burke Davis, $   7    , Richard J. Flynn, $0,
Robert M. Gates, $   0    , E. Bradley Jones, $   7    , Donald J.
Kirk, $   7    , William O. McCoy, $   0    , Gerald C. McDonough,
$   7    , Edward H. Malone, $   7    , Marvin L. Mann, $   7    , and
Thomas R. Williams, $   7    .
F The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F.
Cox, $   2    , Phyllis Burke Davis, $   2    , Richard J. Flynn, $0,
Robert M. Gates, $   0    , E. Bradley Jones, $   2    , Donald J.
Kirk, $   2    , William O. McCoy, $   0    , Gerald C. McDonough,
$   2    , Edward H. Malone, $   2    , Marvin L. Mann, $   2    , and
Thomas R. Williams, $   2    .
G The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F.
Cox, $   0    , Phyllis Burke Davis, $   0    , Richard J. Flynn, $0,
Robert M. Gates, $   0    , E. Bradley Jones, $   0    , Donald J.
Kirk, $   0    , William O. McCoy, $   0    , Gerald C. McDonough,
$   0    , Edward H. Malone, $   0    , Marvin L. Mann, $   0    , and
Thomas R. Williams, $   0    .
H The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F.
Cox, $   0    , Phyllis Burke Davis, $   0    , Richard J. Flynn, $0,
Robert M. Gates, $   0    , E. Bradley Jones, $   0    , Donald J.
Kirk, $   0    , William O. McCoy, $   0    , Gerald C. McDonough,
   $0    , Edward H. Malone, $   0    , Marvin L. Mann, $   0    , and
Thomas R. Williams, $   0    .
I The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F.
Cox, $   1    , Phyllis Burke Davis, $   1    , Richard J. Flynn, $0,
Robert M. Gates, $   0    , E. Bradley Jones, $   1    , Donald J.
Kirk, $   1    , William O. McCoy, $   0    , Gerald C. McDonough,
$   1    , Edward H. Malone, $   1    , Marvin L. Mann, $   1    , and
Thomas R. Williams, $   1    .
J The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F.
Cox, $   5    , Phyllis Burke Davis, $   5    , Richard J. Flynn, $0,
Robert M. Gates, $   0    , E. Bradley Jones, $   5    , Donald J.
Kirk, $   5    , William O. McCoy, $   0    , Gerald C. McDonough,
$   5    , Edward H. Malone, $   5    , Marvin L. Mann, $   5    , and
Thomas R. Williams, $   5    .
K The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F.
Cox, $   2    , Phyllis Burke Davis, $   2    , Richard J. Flynn, $0,
Robert M. Gates, $   0    , E. Bradley Jones, $   2    , Donald J.
Kirk, $   2    , William O. McCoy, $   0    , Gerald C. McDonough,
$   2    , Edward H. Malone, $   2    , Marvin L. Mann, $   2    , and
Thomas R. Williams, $   2    .
L The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F.
Cox, $   8    , Phyllis Burke Davis, $   8    , Richard J. Flynn, $0,
Robert M. Gates, $   0    , E. Bradley Jones, $   8    , Donald J.
Kirk, $   8    , William O. McCoy, $   0    , Gerald C. McDonough,
$   8    , Edward H. Malone, $   8    , Marvin L. Mann, $   8    , and
Thomas R. Williams, $   8    .
M The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F.
Cox, $   0    , Phyllis Burke Davis, $   0    , Richard J. Flynn, $0,
Robert M. Gates, $   0    , E. Bradley Jones, $   0    , Donald J.
Kirk, $   0    , William O. McCoy, $   0    , Gerald C. McDonough,
$   0    , Edward H. Malone, $   0    , Marvin L. Mann, $   0    , and
Thomas R. Williams, $   0    .
N The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F.
Cox, $   8    , Phyllis Burke Davis, $   8    , Richard J. Flynn, $0,
Robert M. Gates, $   0    , E. Bradley Jones, $   8    , Donald J.
Kirk, $   8    , William O. McCoy, $   0    , Gerald C. McDonough,
$   8    , Edward H. Malone, $   8    , Marvin L. Mann, $   8    , and
Thomas R. Williams, $   8    .
O The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F.
Cox, $   11    , Phyllis Burke Davis, $   11    , Richard J. Flynn,
$0, Robert M. Gates, $   0    , E. Bradley Jones, $   11    , Donald
J. Kirk, $   11    , William O. McCoy, $   0    , Gerald C. McDonough,
$   11    , Edward H. Malone, $   11    , Marvin L. Mann, $   11,
and Thomas R. Williams, $   11    .
P The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F.
Cox, $   0    , Phyllis Burke Davis, $   0    , Richard J. Flynn, $0,
Robert M. Gates, $   0    , E. Bradley Jones, $   0,     Donald J.
Kirk, $   0    , William O. McCoy, $   0    , Gerald C. McDonough,
$   0    , Edward H. Malone, $   0    , Marvin L. Mann, $   0    , and
Thomas R. Williams, $   0    .
Under a retirement program adopted in July 1988 and modified in November 1995 and November 1996, each non-interested Trustee who retired before December 30, 1996 may receive payments from a Fidelity fund during his or her lifetime based on his or her basic trustee fees and length of service. The obligation of a fund to make such payments is neither secured nor funded. A Trustee became eligible to participate in the program at the end of the calendar year in which he or she reached age 72, provided that, at the time of retirement, he or she had served as a Fidelity fund Trustee for at least five years. Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
As of December 30, 1996, the non-interested Trustees terminated the retirement program for Trustees who retire after such date. In connection with the termination of the retirement program, each then-existing non-interested Trustee received a credit to his or her Plan account equal to the present value of the estimated benefits that would have been payable under the retirement program. The amounts credited to the non-interested Trustees' Plan accounts are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of the Reference Funds. The amounts ultimately received by the Trustees in connection with the credits to their Plan accounts will be directly linked to the investment performance of the Reference Funds. The termination of the retirement program and related crediting of estimated benefits to the Trustees' Plan accounts did not result in a material cost to the funds.
   As of October 31, 1997, approximately 25.45% of France Fund's, 10.71% of Germany Fund's, 8.86% of Japan Fund's, 23.04% of Japan Small Companies Fund's, and 25.46% of United Kingdom Fund's total outstanding shares were held by FMR affiliates. FMR Corp. is the ultimate parent company of these FMR affiliates. By virtue of his ownership interest in FMR Corp., as described in the "FMR" section on page , Mr. Edward C. Johnson 3d, President and Trustee of each fund, may be deemed to be a beneficial owner of these shares. As of the above date, with the exception of Mr. Johnson 3d's deemed ownership of France Fund's, Germany Fund's, Japan Fund's, Japan Small Companies Fund's, and United Kingdom Fund's shares, the Trustees, Members of the Advisory Board, and officers of the funds owned, in the aggregate, less than 1% of each fund's total outstanding shares.
   As of October 31, 1997, the following owned of record or beneficially 5% or more of a fund's outstanding shares:
   Canada Fund: National Financial Services Corporation, Boston, MA
(25.79%).
   Europe Fund: National Financial Services Corporation, Boston, MA
(15.31%).
   Europe Capital Appreciation Fund: National Financial Services Corporation, Boston, MA (31.08%).
   France Fund: National Financial Services Corporation, Boston, MA
(49.99%).
   Germany Fund: National Financial Services Corporation, Boston, MA (38.71%); Gianni Montezemolo, England, (5.03%) .
   Hong Kong & China Fund: National Financial Services Corporation, Boston, MA (16.10%).
   Japan Fund: National Financial Services Corporation, Boston, MA
(24.38%).
   Japan Small Companies Fund: National Financial Services Corporation, Boston, MA (18.55%).
   Latin America Fund: National Financial Services Corporation, Boston, MA (16.97%).
   Nordic Fund: National Financial Services Corporation, Boston, MA
(26.23%).
   Pacific Basin Fund: National Financial Services Corporation, Boston, MA (5.62%).
   Southeast Asia Fund: National Financial Services Corporation, Boston, MA (5.80%).
   United Kingdom Fund: National Financial Services Corporation, Boston, MA (50.78%).
   A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.
MANAGEMENT CONTRACTS
FMR is each fund's manager pursuant to management contracts dated October 1, 1997, which were approved by shareholders on September 17, 1997.
MANAGEMENT SERVICES. Each fund employs FMR to furnish investment advisory and other services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, pricing and bookkeeping agent, and securities lending agent, as applicable, each fund pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
MANAGEMENT FEES. For the services of FMR under the management contract, Emerging Markets Fund, France Fund, Germany Fund, Hong Kong and China Fund, Japan Small Companies Fund, Latin America Fund, Nordic Fund, and United Kingdom Fund each pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.
For the services of FMR under the management contract, Canada Fund, Europe Fund, Europe Capital Appreciation Fund, Japan Fund, Pacific Basin Fund, and Southeast Asia Fund each pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of each fund's performance to that of its comparative index.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group     Annualized   Group Net        Effective Annual
Assets            Rate         Assets           Fee Rate

 0 - $3 billion   .5200%        $ 0.5 billion   .5200%

 3 - 6            .4900          25             .4238

 6 - 9            .4600          50             .3823

 9 - 12           .4300          75             .3626

 12 - 15          .4000           100           .3512

 15 - 18          .3850           125           .3430

 18 - 21          .3700          150            .3371

 21 - 24          .3600          175            .3325

 24 - 30          .3500          200            .3284

 30 - 36          .3450          225            .3253

 36 - 42          .3400          250            .3223

 42 - 48          .3350          275            .3198

 48 - 66          .3250          300            .3175

 66 - 84          .3200          325            .3153

 84 - 102         .3150          350            .3133

 102 - 138        .3100

 138 - 174        .3050

 174 - 228        .3000

 228 - 282        .2950

 282 - 336        .2900

 Over 336         .2850

Prior to October 1, 1997, the group fee rate was based on a schedule with breakpoints ending at .3000% for average group assets in excess of $174 billion. The group fee rate breakpoints shown above for average group assets in excess of $138 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993.
On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $210 billion and under $390 billion as shown in the schedule below. The revised group fee rate schedule is identical to the above schedule for average group assets under $210 billion.
On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $390 billion. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. Each fund's current management contract reflects the group fee rate schedule above for average group assets under $210 billion and the group fee rate schedule below for average group assets in excess of $210 billion.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group        Annualized   Group Net       Effective Annual
Assets               Rate         Assets          Fee Rate

 138 - 174 billion   .3050%        $150 billion   .3371%

 174 - 210           .3000          175           .3325

 210 - 246           .2950          200           .3284

 246 - 282           .2900          225           .3249

 282 - 318           .2850          250           .3219

 318 - 354           .2800          275           .3190

 354 - 390           .2750          300           .3163

 390 - 426           .2700          325           .3137

 426 - 462           .2650          350           .3113

 462 - 498           .2600          375           .3090

 498 - 534           .2550          400           .3067

 Over 534            .2500          425           .3046

                                     450          .3024

                                    475           .3003

                                    500           .2982

                                    525           .2962

                                    550           .2942

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $550 billion of group net assets - the approximate level for October 1997 - was .2941%, which is the weighted average of the respective fee rates for each level of group net assets up to $550 billion.
The individual fund fee rate for Emerging Markets Fund, France Fund, Germany Fund, Hong Kong and China Fund, Japan Small Companies Fund, Latin America Fund, Nordic Fund, and United Kingdom Fund is 0.45%. Based on the average group net assets of the funds advised by FMR for October 1997, each fund's annual management fee rate would be calculated as follows:

                                             Group Fee Rate         Individual Fund          Management Fee
                                                                    Fee Rate                 Rate

Emerging Markets Fund, France Fund,          0.   2941    %   +     0.45%              =     0.   7441    %
Germany Fund, Hong Kong and China Fund,
Japan Small Companies Fund, Latin America
Fund, Nordic Fund, and United Kingdom Fund


The individual fund fee rate for Canada Fund, Europe Fund, Europe
Capital Appreciation Fund, Japan Fund, Pacific Basin Fund, and
Southeast Asia Fund is 0.45%. Based on the average group net assets of the funds advised by FMR for October 1997, each fund's annual basic fee rate would be calculated as follows:

                                                Group Fee Rate         Individual Fund          Basic Fee Rate
                                                                       Fee Rate

Canada Fund, Europe Fund, Europe Capital        0.   2941    %   +     0.45%              =     0.   7441    %
Appreciation Fund, Japan Fund, Pacific Basin
Fund, and Southeast Asia Fund


One-twelfth of this annual basic fee rate or management fee rate, as applicable, is applied to each fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month. COMPUTING THE PERFORMANCE ADJUSTMENT. The basic fee for Canada Fund, Europe Fund, Europe Capital Appreciation Fund, Japan Fund, Pacific
Basin Fund and Southeast Asia Fund is subject to upward or downward adjustment, depending upon whether, and to what extent, each fund's investment performance for the performance period exceeds, or is exceeded by, the record of the Toronto Stock Exchange (TSE) 300,
Morgan Stanley Capital International Europe Index, Morgan Stanley Capital International Europe Index, Tokyo Stock Exchange Index, Morgan Stanley Capital International Pacific Index, and Morgan Stanley
Capital International Combined Far East ex-Japan Free Index, respectively, (the Index) over the same period. The performance period consists of the most recent month plus the previous 35 months.
Each percentage point of difference, calculated to the nearest 0.01%
(up to a maximum difference of (plus/minus)10.00) is multiplied by a performance adjustment rate of 0.02%.
The performance comparison is made at the end of each month. One twelfth (1/12) of this rate is then applied to each fund's average net assets for the entire performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.
The maximum annualized adjustment rate is (plus/minus)0.20% of a fund's average net assets over the performance period.
A fund's performance is calculated based on change in NAV. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the fund are treated as if reinvested in fund shares at the NAV as of the record date for payment. The record of the Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the Index.
Because the adjustment to the basic fee is based on a fund's performance compared to the investment record of the Index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time. For each of Morgan Stanley Capital International Pacific Index and Morgan Stanley Capital International Europe Index, the index returns for periods prior to January 1, 1997 are adjusted for tax withholding at non-treaty rates. The index returns for periods after January 1,
1997 are adjusted for tax withholding at treaty rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.
The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years, and the amount of negative or positive performance adjustments to the management fees paid by Canada Fund, Europe Fund, Europe Capital Appreciation Fund, Japan Fund, Pacific Basin Fund, and Southeast Asia Fund.
Fund         Fiscal Years Ended   Performance            Management Fees
             October 31           Adjustment             Paid to FMR

Canada        1997                $    (460,868)         $    498,327    *
Fund

              1996                $    (447,517)         $    657,546    *

              1995                $    (167,417)         $    2,498,644    *

Emerging      1997                $    --                $    7,910,780
Markets
Fund

              1996                $    --                $    10,054,929

              1995                $    --                $    10,483,318

Europe        1997                $    327,476           $    6,862,932    *
Fund

              1996                $    484,945           $    4,702,643    *

              1995                $    145,908           $    3,767,736    *

Europe        1997                $    (301,878)         $    2,196,708    *
Capital
Appreciati
on Fund

              1996                $    67,995            $    1,338,990    *

              1995                $    208,549           $    2,171,262    *

France        1997                $ --                   $    46,846
Fund

              1996**              $    --                $    41,011

Germany       1997                $    --                $    88,900
Fund

              1996**              $    --                $    41,319

Hong Kong     1997                $    --                $    1,625,465
and China
Fund

              1996**              $    --                $    439,689

Japan Fund    1997                $    528,549           $    2,732,904    *

              1996                $    (283,515)         $    2,553,329    *

              1995                $    (362,948)         $    2,258,147    *

Japan         1997                $    --                $    702,501
Small
Companies
Fund

              1996**              $    --                $    789,872

Latin         1997                $    --                $    6,463,852
America
Fund

              1996                $    --                $    4,580,255

              1995                $    --                $    4,473,579

Nordic        1997                $    --                $    510,905
Fund

              1996**              $    --                $    71,158

Pacific       1997                $    (195,610)         $    2,424,887    *
Basin Fund

              1996                $    (8,198)           $    4,570,390    *

              1995                $    86,567            $    3,184,306    *

Southeast     1997                $    52,908            $    4,464,710    *
Asia Fund

              1996                $    (882,709)         $    5,541,725    *

              1995                $    (1,128,697)       $    3,949,976    *

United        1997                $    --                $    38,193
Kingdom
Fund

              1996**              $    --                $    15,497

* Including the amount of the performance adjustment.
** From November 1, 1995 (commencement of operations)
FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase a fund's total returns, and repayment of the reimbursement by a fund will lower its total returns.
During the past three fiscal periods, FMR voluntarily agreed, subject to revision or termination, to reimburse certain of the funds if and to the extent that its aggregate operating expenses, including management fees, were in excess of an annual rate of its average net assets. The table below shows the periods of reimbursement and levels of expense limitations for the applicable funds; the dollar amount of management fees incurred under each fund's contract before reimbursement; and the dollar amount of management fees reimbursed by FMR under the expense reimbursement for each period.




Name of Fund     Periods of    To              Aggregate   Fiscal Year   Management      Amount of
                 Expense                       Operating   Ended          Fee            Management
                 Limitation                    Expense                    Before         Fee
                 From                          Limitation                 Reimbursement  Reimbursement

France           Nov. 1, 1996   Oct. 31, 1997    2.0%        1997           $ 46,846        $ 46,846

Germany          Nov. 1, 1996   Oct. 31, 1997    2.0%        1997           $ 88,900        $ 32,849

United Kingdom   Nov. 1, 1996   Oct. 31, 1997    2.0%        1997           $ 38,193        $ 38,193



   Name of
Fund          Periods of                                   Aggregate      Fiscal Year   Management        Amount of
              Expense                  To                  Operating      Ended         Fee               Management
              Limitation                                   Expense                      Before            Fee
              To                                           Limitation                   Reimbursement     Reimbursement

   France        Nov. 1, 1995          Oct. 31, 1996           2.0    %   199   6       $    41,011       $    41,011

   Germany       Nov. 1, 1995          Oct. 31, 1996           2.0%       1996             $ 41,319          $ 41,319

   Nordic        Nov. 1, 1995          Oct. 31, 1996        2.0%          1996          $    71,158       $    71,158

   United
Kingdom          Nov. 1, 1995          Oct. 31, 1996           2.0    %   199   6       $    15,497       $    15,497


SUB-ADVISERS. On behalf of the funds, FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, and FIIA. FIIA, in turn, has entered into a sub-advisory agreement with FIIA(U.K.)L. On behalf of Emerging Markets Fund, Hong Kong and China Fund, Japan Fund, Japan Small Companies Fund, Pacific Basin Fund, and Southeast Asia Fund, FMR also entered into a sub-advisory agreement with FIJ. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers.
On behalf of each fund, FMR may also grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds. Currently, FMR U.K., FMR Far East, FIJ, FIIA, and FIIA(U.K.)L each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. FIJ and FIIA are wholly owned subsidiaries of Fidelity International Limited (FIL), a Bermuda company formed in 1968 which primarily provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities throughout the world. Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family owns, directly or indirectly, more than 25% of the voting common stock of FIL. FIJ was organized in Japan in 1986. FIIA was organized in Bermuda in 1983. FIIA(U.K.)L was organized in the United Kingdom in 1984, and is a direct subsidiary of Fidelity Investments Management Limited and an indirect subsidiary of FIL.
Under the sub-advisory agreements FMR pays the fees of FMR U.K., FMR Far East, FIJ, and FIIA. FIIA, in turn, pays the fees of FIIA(U.K.)L. For providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:
(small solid bullet) FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
(small solid bullet) FMR pays FIIA and FIJ fees equal to 30% of FMR's monthly management fee with respect to the average net assets held by the fund for which the sub-adviser has provided FMR with investment advice and research services.
(small solid bullet) FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing investment advice and research services.
For providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:
(small solid bullet) FMR pays FMR U.K., FMR Far East, FIJ, and FIIA a fee equal to 50% of its monthly management fee (including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
(small solid bullet) FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing discretionary investment management services.
Currently, FIIA exercises discretionary management authority over Southeast Asia Fund, Hong Kong and China Fund, Japan Fund, and Pacific Basin Fund in its capacity as sub-adviser. Currently, FIIAL U.K. exercises discretionary management authority over Emerging Markets Fund, Europe Fund, France Fund, Germany Fund, Nordic Fund, and United Kingdom Fund in its capacity as sub-adviser. Currently, FIJ exercises discretionary management authority over Japan Small Companies Fund in its capacity as sub-adviser.
For providing investment advice and research services, fees paid to
FMR U.K. and FMR Far East by FMR on behalf of    Emerging Markets Fund
and Europe Capital Appreciation Fund     for the past three fiscal
years are shown in the table below.
Fiscal Year    FMR U.K.   FMR Far East
Ended
October 31

Emergi
ng
Market
s Fund

1997   $ 442,55   2       $    405,858

1996   $ 658,192          $ 674,758

1995   $    662,777       $    631,093

Europe
Capital
Appreci
ation
Fund

1997   $    195,609       $    0

1996   $ 108,871          $ 0

1995   $    160,714       $    0

For discretionary investment management and execution of portfolio transactions, fees paid to FIIA, FIIA (U.K.) L, and FIJ for the past three fiscal years are shown in the table below.
Fund    Fiscal Year    FIIA   FIIA(U.K.)L   FIJ
Name    Ended
        October 31


Canada         1997                  $    0                  $ 0                  $ 0
Fund

               1996                  $ 0                  $ 0                         $ 0

               1995                  $ 0                  $ 0                         $ 0



Emerg          1997                  $    0                  $ 0                  $ 0
ing
Marke
ts
Fund

               1996                  $ 0                  $ 0                         $ 0

               1995                  $ 0                  $ 0                         $ 0



Europ          1997                  $    3,469,914          $ 1,630,394          $ 0
e Fund

               1996                  $ 2,343,797          $        1,178,141          $ 0

               1995                  $ 1,812,402          $ 0                         $ 0



Europ          1997                  $    0                  $ 0                  $ 0
e
Capita
l
Appre
ciation
Fund

               1996                  $ 0                  $ 0                         $ 0

               1995                  $ 0                  $ 0                         $ 0



   Fund           Fiscal Year           FIIA                 FIIA(U.K.)L                 FIJ
   Name           Ended

                  October 31

France         1997                  $    23,423             $ 12,702             $ 0
Fund

               1996                  $ 20,506             $ 9,746                     $ 0

               1995                  $ 0                  $ 0                         $ 0



Germa          1997                  $    44,450             $ 21,182             $ 0
ny
Fund

               1996                  $ 20,660             $ 9,580                     $ 0

               1995                  $ 0                  $ 0                         $ 0

Hong           1997                  $    812,733            $ 0                  $ 0
Kong
and
China
Fund

               1996                  $ 219,845            $ 0                         $ 0

               1995                  $ 0                  $ 0                         $ 0



Japan          1997                  $    1,337,897          $ 0                  $ 0
Fund

               1996                  $ 675,784            $ 0                         $ 596,553

               1995                  $ 1,311,538          $ 0                         $ 0



Japan          1997                  $    0                  $ 0                  $ 351,251
Small
Comp
anies
Fund

               1996                  $ 278,610            $ 144,816                   $ 80,585

               1995                  $ 0                  $ 0                         $ 0



Latin          1997                  $    0                  $ 0                  $ 0
Ameri
ca
Fund

               1996                  $ 0                  $ 0                         $ 0

               1995                  $ 0                  $ 0                         $ 0



Nordic         1997                  $    255,453            $ 149,480            $ 0
Fund

               1996                  $ 35,579             $ 14,299                    $ 0

               1995                  $ 0                  $ 0                         $ 0



Pacific        1997                  $    1,186,431          $ 0                  $ 0
Basin
Fund

               1996                  $ 2,317,762          $ 0                         $ 0

               1995                  $ 1,550,062          $ 0                         $ 0



Southe         1997                  $    2,191,832          $ 0                  $ 0
ast
Asia
Fund

               1996                  $ 2,773,021          $ 0                         $ 0

               1995                  $ 2,541,446          $ 0                         $ 0



United         1997                  $    19,096             $ 12,642             $ 0
Kingd
om
Fund

               1996                  $ 7,749              $ 3,597                     $ 0

               1995                  $ 0                  $ 0                         $ 0




CONTRACTS WITH FMR AFFILIATES
Each fund has entered into a transfer agent agreement with FSC, an affiliate of FMR. Under the terms of the agreements, FSC performs transfer agency, dividend disbursing, and shareholder services for each fund.
For providing transfer agency services, FSC receives an annual account fee and an asset-based fee each based on account size and fund type for each retail account and certain institutional accounts. With respect to certain institutional retirement accounts, FSC receives an annual account fee and an asset-based fee based on account type or fund type. These annual account fees are subject to increase based on postal rate changes.
The asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 exceeds a positive or negative 15%.
FSC also collects small account fees from certain accounts with balances of less than $2,500.
In addition, FSC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in each Fidelity Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the Freedom Fund's assets that is invested in a fund. FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
Each fund has also entered into a service agent agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for each fund, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are
 .0750% of the first $500 million of average net assets and .0375% of average net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 and a maximum of $800,000 per year.
Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by the funds to FSC for the past three fiscal years are shown in the table below.
      Pricing and Bookkeeping Fees

             1997               1996        1995

Canada       $    96,809        $ 105,266   $ 209,805
Fund

Emerging     $    588,031       $ 671,062   $ 560,714
Markets
Fund

Europe       $    518,194       $ 385,848   $ 283,887
Fund

Europe       $    251,788       $ 122,201   $ 153,762
Capital
Appreciati
on Fund

France       $    60,010        $ 57,381*    N/A
Fund

Germany      $    60,017        $ 57,381*    N/A
Fund

Hong         $    164,562       $ 57,751*    N/A
Kong and
China
Fund

Japan Fund   $    222,118       $ 273,877   $ 205,394

Japan        $    74,385        $ 82,444*    N/A
Small
Companies
Fund

Latin        $    514,541       $ 402,734   $ 323,090
America
Fund

Nordic       $    60,492        $ 57,387*    N/A
Fund

Pacific      $    261,996       $ 400,980   $ 242,212
Basin Fund

Southeast    $    401,403       $ 510,752   $ 349,043
Asia Fund

United       $    60,007        $ 57,374*    N/A
Kingdom
Fund

* From November 1, 1995 (commencement of operations).
For administering each fund's securities lending program, FSC receives fees based on the number and duration of individual securities loans.
   For the fiscal years ended October 31, 1997, 1996, and 1995, the funds paid no securities lending fees.
Each fund has entered into a distribution agreement with FDC, an affiliate of FMR organized as a Massachusetts corporation on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
Sales charge revenues collected by FDC for the past three fiscal years are shown in the table below.
            PAID TO FDC


            Sales Charge Revenue               Deferred Sales Charge Revenue



             1997                 1996          1995               1997              1996       1995

Canada       $    131,248         $ 96,367      $ 872,526          $    3,646        $ 5,748    $ 3,075
Fund

Emerging     $    756,295         $ 2,179,378   $ 2,207,409           N/A            N/A        N/A
Markets
Fund

Europe       $    729,707         $ 434,089     $ 389,484          $    20,431       $ 43,501   $ 66,854
Fund

Europe       $    887,094         $ 90,306      $ 155,891             N/A            N/A        N/A
Capital
Appreciati
on Fund

France       $    15,163          $ 29,370      N/A                   N/A            N/A        N/A
Fund

Germany      $    53,819          $ 53,774      N/A                   N/A            N/A        N/A
Fund

Hong         $    1,509,043       $ 575,460     N/A                   N/A            N/A        N/A
Kong and
China
Fund

Japan        $    592,638         $ 821,892        $     375,382      N/A            N/A        N/A
Fund

Japan        $    274,403         $ 694,227     N/A                   N/A            N/A        N/A
Small
Companies
Fund

Latin        $    2,213,110       $ 968,514     $ 1,673,435           N/A            N/A        N/A
America
Fund

Nordic       $    348,689         $ 71,880      N/A                   N/A            N/A        N/A
Fund

Pacific      $    218,156         $ 2,123,204   $ 94,810           $    15,796       $ 23,652   $ 10,008
Basin Fund

Southeast    $    381,009         $ 1,880,183   $ 805,224             N/A            N/A        N/A
Asia Fund

United       $    26,135          $ 13,869      N/A                   N/A            N/A        N/A
Kingdom
Fund


DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Fidelity Canada Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity France Fund, Fidelity Germany Fund, Fidelity Hong Kong and China Fund, Fidelity Japan Fund, Fidelity Japan Small Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, and Fidelity United Kingdom Fund are funds of Fidelity Investment Trust (the trust), an open-end management investment company originally organized as a Massachusetts business trust on April 20, 1984. On November 3, 1986, the trust's name was changed from Fidelity Overseas Fund to Fidelity Investment Trust. Currently, there are 21 funds of the trust: Fidelity Canada Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity France Fund, Fidelity Germany Fund, Fidelity Global Bond Fund, Fidelity Hong Kong and China Fund, Fidelity International Growth & Income Fund, Fidelity International Value Fund, Fidelity Japan Fund, Fidelity Japan Small Companies Fund, Fidelity Latin America Fund, Fidelity New Markets Income Fund, Fidelity Nordic Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, Fidelity United Kingdom Fund, and Fidelity Worldwide Fund. The Declaration of Trust permits the Trustees to create additional funds.
In the event that FMR ceases to be the investment adviser to the trust or a fund, the right of the trust or fund to use the identifying name "Fidelity" may be withdrawn. There is a remote possibility that one fund might become liable for any misstatement in its prospectus or statement of additional information about another fund.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of the respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. The trust is an entity of the type commonly known as "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees shall include a provision limiting the obligations created thereby to the trust and its assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust. If not so terminated, the trust and the funds will continue indefinitely. Each fund may invest all of its assets in another investment company.
CUSTODIAN. The Chase Manhattan Bank,    1 Chase Manhattan Plaza, New
York    , New York is custodian of the assets of Emerging Markets
Fund, Europe Fund, Europe Capital Appreciation Fund, Japan Fund, Pacific Basin Fund, and Southeast Asia Fund. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts is custodian of the assets of Canada Fund, France Fund, Germany Fund, Hong Kong and China Fund, Japan Small Companies Fund, Latin America Fund, Nordic Fund, and United Kingdom Fund. Each custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. A custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of its custodian and may purchase securities from or sell securities to the custodian. The Bank of New York and The Chase Manhattan Bank, each headquartered in New York, also may serve as special purpose custodians of certain assets in connection with repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. The Boston branch of Canada Fund's, France Fund's, Germany Fund's, Hong Kong and China Fund's, Japan Small Companies Fund's, Latin America Fund's, Nordic Fund's, and United Kingdom Fund's custodian leases its office space from an affiliate of FMR at a lease payment which, when entered into, was consistent with prevailing market rates. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR.    Coopers & Lybrand L.L.P., One Post Office Square, Boston,
Massachusetts serves as Canada Fund's, Emerging Markets Fund's, Europe Fund's, Japan Fund's and Pacific Basin Fund's independent accountant.
Price Waterhouse LLP, 160 Federal Street, Boston,     Massachusetts
serves as Europe Capital Appreciation Fund's, France Fund's, Germany Fund's, Hong Kong and China Fund's, Japan Small Companies Fund's, Latin America Fund's, Nordic Fund's, Southeast Asia Fund's and United Kingdom Fund's independent accountant. The auditor examines financial statements for the funds and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
Each fund's financial statements and financial highlights for the fiscal year ended October 31, 1997, and reports of the auditors, are included in the funds' Annual Report, which is a separate report supplied with this SAI. The funds' financial statements, including the financial highlights, and reports of the auditors are incorporated herein by reference. For a free additional copy of the funds' Annual Report, contact Fidelity at 1-800-544-8888.
APPENDIX
Moody's ratings for obligations with an original remaining maturity in excess of one year fall within nine categories. They range from Aaa (highest quality) to C (lowest quality). Moody applies numerical modifiers of 1, 2, or 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks on the lower end of its generic rating category.
AAA - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
CAA - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
DESCRIPTION OF STANDARD & POOR'S RATINGS OF CORPORATE BONDS
Debt issues may be designated by Standard & Poor's as either investment grade ("AAA" through "BBB") or speculative grade ("BB" through "D"). While speculative grade debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Ratings from AA to CCC may be modified by the addition of a plus sign (+) or minus sign (-) to show relative standing within the major rating categories. AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.
C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
CI - The rating CI is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
PART C.  OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(a)(1) Financial Statements for Fidelity Canada Fund for the fiscal year ended October 31, 1997 are incorporated herein by reference to the fund's Statement of Additional Information and were filed on December 22, 1997 for Fidelity Investment Trust (File No. 2-90649) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
(a)(2) Financial Statements for Fidelity Diversified International Fund for the fiscal year ended October 31, 1997 are incorporated herein by reference to the fund's Statement of Additional Information and were filed on December 22, 1997 for Fidelity Investment Trust (File No. 2-90649) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
(a)(3) Financial Statements for Fidelity Emerging Markets Fund for the fiscal year ended October 31, 1997 are incorporated herein by reference to the fund's Statement of Additional Information and were filed on December 22, 1997 for Fidelity Investment Trust (File No. 2-90649) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
(a)(4) Financial Statements for Fidelity Europe Fund for the fiscal year ended October 31, 1997 are incorporated herein by reference to the fund's Statement of Additional Information and were filed on December 22, 1997 for Fidelity Investment Trust (File No. 2-90649) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
(a)(5) Financial Statements for Fidelity Europe Capital Appreciation Fund for the fiscal year ended October 31, 1997 are incorporated herein by reference to the fund's Statement of Additional Information and were filed on December 22, 1997 for Fidelity Investment Trust (File No. 2-90649) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
(a)(6) Financial Statements for Fidelity France Fund for the fiscal year ended October 31, 1997 are incorporated herein by reference to the fund's Statement of Additional Information and were filed on December 22, 1997 for Fidelity Investment Trust (File No. 2-90649) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
(a)(7) Financial Statements for Fidelity Germany Fund for the fiscal year ended October 31, 1997 are incorporated herein by reference to the fund's Statement of Additional Information and were filed on December 22, 1997 for Fidelity Investment Trust (File No. 2-90649) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
(a)(8) Financial Statements for Fidelity Hong Kong and China Fund for the fiscal year ended October 31, 1997 are incorporated herein by reference to the fund's Statement of Additional Information and were filed on December 22, 1997 for Fidelity Investment Trust (File No. 2-90649) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
(a)(9) Financial Statements for Fidelity International Growth & Income Fund for the fiscal year ended October 31, 1997 are incorporated herein by reference to the fund's Statement of Additional Information and were filed on December 22, 1997 for Fidelity Investment Trust (File No. 2-90649) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
(a)(10) Financial Statements for Fidelity International Value Fund for the fiscal year ended October 31, 1997 are incorporated herein by reference to the fund's Statement of Additional Information and were filed on December 22, 1997 for Fidelity Investment Trust (File No. 2-90649) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
(a)(11) Financial Statements for Fidelity Japan Fund for the fiscal year ended October 31, 1997 are incorporated herein by reference to the fund's Statement of Additional Information and were filed on December 22, 1997 for Fidelity Investment Trust (File No. 2-90649) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
(a)(12) Financial Statements for Fidelity Japan Small Companies Fund for the fiscal year ended October 31, 1997 are incorporated herein by reference to the fund's Statement of Additional Information and were filed on December 22, 1997 for Fidelity Investment Trust (File No. 2-90649) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
(a)(13) Financial Statements for Fidelity Latin America Fund for the fiscal year ended October 31, 1997 are incorporated herein by reference to the fund's Statement of Additional Information and were filed on December 22, 1997 for Fidelity Investment Trust (File No. 2-90649) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
(a)(14) Financial Statements for Fidelity Nordic Fund for the fiscal year ended October 31, 1997 are incorporated herein by reference to the fund's Statement of Additional Information and were filed on December 22, 1997 for Fidelity Investment Trust (File No. 2-90649) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
(a)(15) Financial Statements for Fidelity Overseas Fund for the fiscal year ended October 31, 1997 are incorporated herein by reference to the fund's Statement of Additional Information and were filed on December 22, 1997 for Fidelity Investment Trust (File No. 2-90649) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
(a)(16) Financial Statements for Fidelity Pacific Basin Fund for the fiscal year ended October 31, 1997 are incorporated herein by reference to the fund's Statement of Additional Information and were filed on December 22, 1997 for Fidelity Investment Trust (File No. 2-90649) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
(a)(17) Financial Statements for Fidelity Southeast Asia Fund for the fiscal year ended October 31, 1997 are incorporated herein by reference to the fund's Statement of Additional Information and were filed on December 22, 1997 for Fidelity Investment Trust (File No. 2-90649) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
(a)(18) Financial Statements for Fidelity United Kingdom Fund for the fiscal year ended October 31, 1997 are incorporated herein by reference to the fund's Statement of Additional Information and were filed on December 22, 1997 for Fidelity Investment Trust (File No. 2-90649) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
(a)(19) Financial Statements for Fidelity Worldwide Fund for the fiscal year ended October 31, 1997 are incorporated herein by reference to the fund's Statement of Additional Information and were filed on December 22, 1997 for Fidelity Investment Trust (File No. 2-90649) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
          (b) Exhibits:
(1)(a) Restated Declaration of Trust, dated February 16, 1995, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 58.
    (b) Supplement, dated October 15, 1997, to the Restated Declaration of Trust is incorporated herein by reference to Exhibit 1(b) of Post-Effective Amendment No. 73.
(2) By-Laws of the Trust are incorporated herein by reference to
Exhibit 2 of Fidelity Union Street Trust Post-Effective Amendment No. 87 (File No. 2-50318).
(3) Not applicable.
(4) Not applicable.
(5)(a) Management Contract, dated October 1, 1997, between Fidelity Diversified International Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 73.
(b) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Diversified International Fund dated October 1, 1992 is incorporated herein by reference to Exhibit 5(p) of Post-Effective Amendment No. 51.
(c) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Diversified International Fund dated October 1, 1992 is incorporated herein by reference to Exhibit 5(nn) of Post-Effective Amendment No. 51.
(d) Sub-Advisory Agreement between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Diversified International Fund dated October 1, 1992 is incorporated herein by reference to Exhibit 5(yyy) of Post-Effective Amendment No. 51.
(e) Sub-Advisory Agreement, dated October 1, 1997, between Fidelity Investments Japan Limited, Fidelity Management & Research Company, and Fidelity Investment Trust on behalf of Fidelity Diversified International Fund is filed herein as Exhibit 5(e).
 (f) Management Contract, dated October 1, 1997, between Fidelity International Growth & Income Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(f) of Post-Effective Amendment No. 73.
(g) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity Management & Research (Far
East) Inc. on behalf of Fidelity International Growth & Income Fund is incorporated herein by reference to Exhibit 5(f) of Post-Effective Amendment No. 57.
(h) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity International Growth & Income Fund is incorporated herein by reference to Exhibit 5(g) of Post-Effective Amendment No. 57.
(i) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity International Growth & Income Fund is incorporated herein by reference to Exhibit 5(h) of Post-Effective Amendment No. 57.
(j) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity International Growth & Income Fund is incorporated herein by reference to Exhibit 5(i) of Post-Effective Amendment No. 57.
(k) Sub-Advisory Agreement, dated October 1, 1997, between Fidelity Investments Japan Limited, Fidelity Management & Research Company, and Fidelity Investment Trust on behalf of Fidelity International Growth & Income Fund is filed herein as Exhibit 5(k).
(l) Management Contract, dated October 1, 1997, between Fidelity International Value Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(l) of Post-Effective Amendment No. 73.
(m) Sub-Advisory Agreement, dated September 16, 1994, between Fidelity Management & Research Company and Fidelity Management & Research (Far
East) Inc. on behalf of Fidelity International Value Fund is incorporated herein by reference to Exhibit 5(k) of Post-Effective Amendment No. 57.
(n) Sub-Advisory Agreement, dated September 16, 1994, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity International Value Fund is incorporated herein by reference to Exhibit 5(l) of Post-Effective Amendment No. 57.
(o) Sub-Advisory Agreement between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity International Value Fund is incorporated herein by reference to Exhibit 5(m) of Post-Effective Amendment No. 64.
 (p) Sub-Advisory Agreement, dated September 16, 1994, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity International Value Fund is incorporated herein by reference to Exhibit 5(n) of Post-Effective Amendment No. 57.
(q) Sub-Advisory Agreement, dated September 16, 1994, between Fidelity Management & Research Company and Fidelity Investments Japan Limited on behalf of Fidelity International Value Fund is incorporated herein by reference to Exhibit 5(o) of Post-Effective Amendment No. 57.
 (r) Management Contract, dated October 1, 1997, between Fidelity Overseas Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(r) of Post-Effective Amendment No. 73.
(s) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity Management & Research (Far
East) Inc. on behalf of Fidelity Overseas Fund is incorporated herein by reference to Exhibit 5(q) of Post-Effective Amendment No. 57.
(t) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) on behalf of Fidelity Overseas Fund is incorporated herein by reference to Exhibit 5(r) of Post-Effective Amendment No. 57.
(u) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Overseas Fund is incorporated herein by reference to Exhibit 5(s) of Post-Effective Amendment No. 57.
(v) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Overseas Fund is incorporated herein by reference to Exhibit 5(t) of Post-Effective Amendment No. 57.
(w) Sub-Advisory Agreement, dated October 1, 1997, between Fidelity Investments Japan Limited, Fidelity Management & Research Company, and Fidelity Investment Trust on behalf of Fidelity Overseas Fund is filed herein as Exhibit 5(w).
 (x) Management Contract dated, October 1, 1997, between Fidelity Worldwide Fund, and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(x) of Post-Effective Amendment No. 73.
(y) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity Management & Research (Far
East) Inc. on behalf of Fidelity Worldwide Fund is incorporated herein by reference to Exhibit 5(v) of Post-Effective Amendment No. 57.
(z) Sub-Advisory Agreement dated, April 1, 1992, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Worldwide Fund is incorporated herein by reference to Exhibit 5(w) of Post-Effective Amendment No. 57.
(aa) Sub-Advisory Agreement dated, April 1, 1992, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Worldwide Fund is incorporated herein by reference to Exhibit 5(x) of Post-Effective Amendment No. 57.
(bb) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Worldwide Fund is incorporated herein by reference to Exhibit 5(y) of Post-Effective Amendment No. 57.
(cc) Sub-Advisory Agreement, dated October 1, 1997, between Fidelity Investments Japan Limited, Fidelity Management & Research Company, and Fidelity Investment Trust on behalf of Fidelity Worldwide Fund is filed herein as Exhibit 5(cc).
 (dd) Management Contract, dated October 1, 1997, between Fidelity Canada Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(dd) of Post-Effective Amendment No. 73.
(ee) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity Management & Research (Far
East) Inc. on behalf of Fidelity Canada Fund is incorporated herein by reference to Exhibit 5(aa) of Post-Effective Amendment No. 57.
(ff) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Canada Fund is incorporated herein by reference to Exhibit 5(bb) of Post-Effective Amendment No. 57.
(gg) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Canada Fund is incorporated herein by reference to Exhibit 5(cc) of Post-Effective Amendment No. 57.
(hh) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Canada Fund is incorporated herein by reference to Exhibit 5(dd) of Post-Effective Amendment No. 57.
 (ii) Management Contract, dated October 1, 1997, between Fidelity Europe Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(ii) of Post-Effective Amendment No. 73.
(jj) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity Management & Research (Far
East) Inc. on behalf of Fidelity Europe Fund is incorporated herein by reference to Exhibit 5(ff) of Post-Effective Amendment No. 57.
(kk) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Europe Fund is incorporated herein by reference to Exhibit 5(gg) of Post-Effective Amendment No. 57.
(ll) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Europe Fund is incorporated herein by reference to Exhibit 5(hh) of Post-Effective Amendment No. 57.
(mm) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Europe Fund is incorporated herein by reference to Exhibit 5(ii) of Post-Effective Amendment No. 57.
(nn) Management Contract, dated October 1, 1997, between Fidelity Europe Capital Appreciation Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(nn) of Post-Effective Amendment No. 73.
(oo) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Europe Capital Appreciation Fund dated November 18, 1993 is incorporated herein by reference to Exhibit 5(dd) of Post-Effective Amendment No. 53.
(pp) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Europe Capital Appreciation Fund dated November 18, 1993 is incorporated herein by reference to Exhibit 5(ss) of Post- Effective Amendment No. 53.
(qq) Sub-Advisory Agreement between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Europe Capital Appreciation Fund, dated November 18, 1993, is incorporated herein by reference to Exhibit 5(ggg) of Post-Effective Amendment No. 55.
(rr) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Europe Capital Appreciation Fund dated November 18, 1993 is incorporated herein by reference to Exhibit 5(uuu) of Post-Effective Amendment No. 55.
(ss) Management Contract, dated October 1, 1997, between Fidelity Japan Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(ss) of Post-Effective Amendment No. 73.
(tt) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Japan Fund dated July 16, 1992 is incorporated herein by reference to Exhibit 5(z) of Post-Effective Amendment No. 53.
(uu) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Japan Fund dated July 16, 1992 is incorporated herein by reference to Exhibit 5(oo) of Post Effective Amendment No. 53.
(vv) Sub-Advisory Agreement between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Japan Fund dated July 16, 1992, is incorporated herein by reference to Exhibit 5(ccc) of Post-Effective Amendment No. 55.
(ww) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Japan Fund dated July 16, 1992 is incorporated herein by reference to Exhibit 5(qqq) of Post-Effective Amendment No. 55.
(xx) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Investments Japan Limited on behalf of Fidelity Japan Fund dated April 12, 1994 is incorporated herein by reference to Exhibit No. 5(ss)(i) of Post-Effective Amendment No. 57.
 (yy) Management Contract, dated October 1, 1997, between Fidelity Pacific Basin Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(yy) of Post-Effective Amendment No. 73.
(zz) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity Management & Research (Far
East) Inc. on behalf of Fidelity Pacific Basin Fund is incorporated herein by reference to Exhibit 5(uu) of Post-Effective Amendment No. 57.
(aaa) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Pacific Basin Fund is incorporated herein by reference to Exhibit 5(vv) of Post-Effective Amendment No. 57.
(bbb) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Pacific Basin Fund is incorporated herein by reference to Exhibit 5(ww) of Post-Effective Amendment No. 57.
(ccc) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Pacific Basin Fund is incorporated herein by reference to Exhibit 5(xx) of Post-Effective Amendment No. 57.
(ddd) Sub-Advisory Agreement, dated October 1, 1997, between Fidelity Investments Japan Limited, Fidelity Management & Research Company, and Fidelity Investment Trust on behalf of Fidelity Pacific Basin Fund is filed herein as Exhibit 5(ddd).
 (eee) Management Contract, dated October 1, 1997, between Fidelity Emerging Markets Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(eee) of Post-Effective Amendment No. 73.
(fff) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity Management & Research (Far
East) Inc. on behalf of Fidelity Emerging Markets Fund is incorporated herein by reference to Exhibit 5(zz) of Post-Effective Amendment No. 57.
(ggg) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Emerging Markets Fund is incorporated herein by reference to Exhibit 5(aaa) of Post-Effective Amendment No. 57.
(hhh) Sub-Advisory Agreement dated April 1, 1992 between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Emerging Markets Fund is incorporated herein by reference to Exhibit 5(bbb) of Post-Effective Amendment No. 57.
(iii) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Emerging Markets Fund is incorporated herein by reference to Exhibit 5(ccc) of Post-Effective Amendment No. 57.
(jjj) Sub-Advisory Agreement, dated October 1, 1997, between Fidelity Investments Japan Limited, Fidelity Management & Research Company, and Fidelity Investment Trust on behalf of Fidelity Emerging Markets Fund is filed herein as Exhibit 5(jjj).
(kkk) Management Contract, dated October 1, 1997, between Fidelity Latin America Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(kkk) of Post-Effective Amendment No. 73.
(lll) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Latin America Fund dated March 18, 1993 is incorporated herein by reference to Exhibit 5(z) of Post-Effective Amendment No. 48.
(mmm)Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Latin America Fund is incorporated herein by reference to
Exhibit 5(nn) of Post-Effective Amendment No. 48.
(nnn) Sub-Advisory Agreement between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Latin America Fund dated March 18, 1993 is incorporated herein by reference to Exhibit 5(ddd) of Post-Effective Amendment No. 55.
(ooo) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Latin America Fund dated March 18, 1993 is incorporated herein by reference to Exhibit 5(rrr) of Post-Effective Amendment No. 51.
(ppp) Management Contract, dated October 1, 1997, between Fidelity Southeast Asia Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(ppp) of Post-Effective Amendment No. 73.
(qqq) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Southeast Asia Fund dated March 18, 1993 is incorporated herein by reference to Exhibit 5(aa) of Post-Effective Amendment No. 48.
(rrr) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Southeast Asia Fund dated March 18, 1993 is incorporated herein by reference to Exhibit 5(oo) of Post-Effective Amendment No. 48.
(sss) Sub-Advisory Agreement between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Southeast Asia Fund dated March 18, 1993 is incorporated herein by reference to Exhibit 5(eee) of Post-Effective Amendment No. 55.
        (ttt) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity
 International Investment Advisors on behalf of Fidelity Southeast Asia Fund dated March
 18, 1993 is incorporated herein by reference to Exhibit 5(sss) of Post-Effective Amendment
 No. 51.
        (uuu) Sub-Advisory Agreement dated March 18, 1993, between Fidelity Management & Research Company and Fidelity International
Investment Advisors on behalf of Fidelity Southeast    Asia Fund dated
March 18, 1993 is incorporated herein by reference to Exhibit 5(nnn)
of    Post-Effective Amendment No. 57.
(vvv) Management Contract, dated October 1, 1997, between Fidelity Global Bond Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit 5(vvv) of Post-Effective Amendment No. 73.
(www)Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Global Bond Fund dated April 1, 1992 is incorporated herein by reference to Exhibit 5(ppp) of Post-Effective Amendment No. 58.
(xxx) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Global Bond Fund dated April 1, 1992 is incorporated herein by reference to Exhibit 5(qqq) of Post-Effective Amendment No. 58.
(yyy) Sub-Advisory Agreement between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Global Bond Fund dated April 1, 1992 is incorporated herein by reference to Exhibit 5(rrr) of Post-Effective Amendment No. 58.
(zzz) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Global Bond Fund dated April 1, 1992 is incorporated herein by reference to Exhibit 5(sss) of Post-Effective Amendment No. 58.
(aaaa) Sub-Advisory Agreement, dated October 1, 1997, between Fidelity Investments Japan Limited, Fidelity Management & Research Company, and Fidelity Investment Trust on behalf of Fidelity Global Bond Fund is filed herein as Exhibit 5(aaaa).
(bbbb) Management Contract, dated October 1, 1997, between Fidelity New Markets Income Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(bbbb) of Post-Effective Amendment No. 73.
(cccc) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity New Markets Income Fund dated April 15, 1993 is incorporated herein by reference to Exhibit 5(bb) of Post-Effective Amendment No. 48.
(dddd) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. dated April 15, 1993 on behalf of Fidelity New Markets Income Fund is incorporated herein by reference to Exhibit 5(pp) of Post-Effective Amendment No. 48.
(eeee) Sub-Advisory Agreement between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity New Markets Income Fund is incorporated herein by reference to Exhibit 5(fff) of Post-Effective Amendment No. 50.
(ffff) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity New Markets Income Fund is incorporated herein by reference to Exhibit 5(ttt) of Post-Effective Amendment No. 50.
  (gggg)Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Investments Japan Limited on behalf of Fidelity New Markets Income Fund dated April 15, 1993 is incorporated herein by reference to Exhibit 5(dddd) of Post-Effective Amendment No. 58.
(hhhh) Management Contract, dated October 1, 1997, between Fidelity France Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(hhhh) of Post-Effective Amendment No. 73.
(iiii) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity France Fund is incorporated herein by reference to Exhibit 5(gggg) of Post-Effective Amendment No. 62.
    (jjjj) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity France Fund is incorporated herein by reference to
Exhibit 5(hhhh) of Post-Effective Amendment No. 62.
     (kkkk)Sub-Advisory Agreement between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity France Fund is incorporated herein by reference to Exhibit 5(iiii) of Post-Effective Amendment No. 62.
(llll) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity France Fund is incorporated herein by reference to Exhibit 5(jjjj) of Post-Effective Amendment No. 62.
(mmmm)Management Contract, dated October 1, 1997, between Fidelity Germany Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(mmmm) of Post-Effective Amendment No. 73.
(nnnn) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Germany Fund is incorporated herein by reference to
Exhibit 5(llll) of Post-Effective Amendment No. 62.
       (oooo) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Germany Fund is incorporated herein by reference to
Exhibit 5(mmmm) of Post-Effective Amendment No. 62.
     (pppp) Sub-Advisory Agreement between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Germany Fund is incorporated herein by reference to Exhibit 5(nnnn) of Post-Effective Amendment No. 62.
     (qqqq) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Germany Fund is incorporated herein by reference to
Exhibit 5(ffff) of Post-Effective Amendment No. 62.
    (rrrr) Management Contract, dated October 1, 1997, between Fidelity United Kingdom Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(rrrr) of Post-Effective Amendment No. 73.
(ssss) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity United Kingdom Fund is incorporated herein by reference to
Exhibit 5(qqqq) of Post-Effective Amendment No. 62.
(tttt) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity United Kingdom Fund is incorporated herein by reference to
Exhibit 5(rrrr) of Post-Effective Amendment No. 62.
(uuuu) Sub-Advisory Agreement between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity United Kingdom Fund is incorporated herein by reference to Exhibit 5(ssss) of Post-Effective Amendment No. 62.
(vvvv) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity United Kingdom Fund is incorporated herein by reference to
Exhibit 5(ffff) of Post-Effective Amendment No. 62.
    (wwww)Management Contract, dated October 1, 1997, between Fidelity Japan Small Companies Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(wwww) of Post-Effective Amendment No. 73.
  (xxxx) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Japan Small Companies Fund is incorporated herein by reference to Exhibit 5(vvvv) of Post-Effective Amendment No. 62.
      (yyyy)Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Japan Small Companies Fund is incorporated herein by reference to Exhibit 5(wwww) of Post-Effective Amendment No. 62.
     (zzzz)Sub-Advisory Agreement between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Japan Small Companies Fund is incorporated herein by reference to Exhibit 5(xxxx) of Post-Effective Amendment No. 62.
    (aaaaa) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Japan Small Companies Fund is incorporated herein by reference to Exhibit 5(yyyy) of Post-Effective Amendment No. 62.
    (bbbbb)Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Investments Japan Limited on behalf of Fidelity Japan Small Companies Fund is incorporated herein by reference to Exhibit 5(zzzz) of Post-Effective Amendment No. 66.
    (ccccc) Management Contract, dated October 1, 1997, between Fidelity Hong Kong and China Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(wwww) of Post-Effective Amendment No. 73.
  (ddddd) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Hong Kong and China Fund is incorporated herein by reference to Exhibit 5(bbbbb) of Post-Effective Amendment No. 62.
     (eeeee)Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Hong Kong and China Fund is incorporated herein by reference to Exhibit 5(ccccc) of Post-Effective Amendment No. 62.
    (fffff) Sub-Advisory Agreement between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Hong Kong and China Fund is incorporated herein by reference to Exhibit 5(ddddd) of Post-Effective Amendment No. 62.
     (ggggg)Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Hong Kong and China Fund is incorporated herein by reference to Exhibit 5(eeeee) of Post-Effective Amendment No. 62.
    (hhhhh)Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Investments Japan Limited on behalf of Fidelity Hong Kong and China Fund is incorporated herein by reference to Exhibit 5(fffff) of Post-Effective Amendment No. 66.
  (iiiii) Management Contract, dated October 1, 1997, between Fidelity Nordic Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(iiiii) of Post-Effective Amendment No. 73.
    (jjjjj) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Nordic Fund is incorporated herein by reference to
Exhibit 5(hhhhh) of Post-Effective Amendment No. 62.
  (kkkkk) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Nordic Fund is incorporated herein by reference to
Exhibit 5(iiiii) of Post-Effective Amendment No. 62.
   (lllll) Sub-Advisory Agreement between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Nordic Fund is incorporated herein by reference to Exhibit 5(jjjjj) of Post-Effective Amendment No. 62.
(mmmmm)Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Nordic Fund is incorporated herein by reference to Exhibit 5(kkkkk) of Post-Effective Amendment No. 62.
(6) (a) General Distribution Agreement dated April 1, 1987 between Fidelity Overseas Fund, Fidelity Europe Fund, Fidelity Pacific Basin Fund, Fidelity International Growth & Income Fund, Fidelity Canada Fund, dated May 19, 1990, between Fidelity Worldwide Fund, dated September 30, 1990, between Fidelity Emerging Markets Fund (formerly "Fidelity International Opportunities Fund", and dated December 12, between Fidelity Diversified International Fund and Fidelity Distributors Corporation are incorporated herein by reference to Exhibit Nos. 6(a)(1-8) of Post-Effective Amendment No. 57.
(b) General Distribution Agreement between Fidelity Global Bond Fund and Fidelity Distributors Corporation dated April 1, 1987 is incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 58.
(c) Amendment, dated January 1, 1988, to General Distribution Agreement between Fidelity Global Bond Fund and Fidelity Distributors Corporation dated April 1, 1987 is incorporated herein by reference to
Exhibit 6(c) of Post-Effective Amendment No. 58.
(d) General Distribution Agreement between Fidelity Diversified International Fund and Fidelity Distributors Corporation dated December 12, 1991 is incorporated herein by reference to Exhibit 6(k) of Post-Effective Amendment No. 38.
(e) General Distribution Agreement between Fidelity Japan Fund and Fidelity Distributors Corporation dated July 16, 1992, is incorporated herein by reference to Exhibit 6(l) of Post-Effective Amendment No. 55.
(f) General Distribution Agreement between Fidelity Latin America Fund and Fidelity Distributors Corporation dated March 18, 1993, is incorporated herein by reference to Exhibit 6(m) of Post-Effective Amendment No. 55.
(g) General Distribution Agreement between Fidelity Southeast Asia Fund and Fidelity Distributors Corporation dated March 18, 1993, is incorporated herein by reference to Exhibit 6(n) of Post-Effective Amendment No. 55.
(h) General Distribution Agreement between Fidelity New Markets Income Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(o) of Post-Effective Amendment No. 50.
(i) General Distribution Agreement between Fidelity Europe Capital Appreciation Fund and Fidelity Distributors Corporation dated November 18, 1993, is incorporated herein by reference to Exhibit 6(p) of Post-Effective Amendment No. 55.
(j) General Distribution Agreement between Fidelity International Value Fund and Fidelity Distributors Corporation, dated September 16, 1994, is incorporated herein by reference to Exhibit 6(j) of Post-Effective Amendment No. 58.
(k) General Distribution Agreement between Fidelity France Fund and Fidelity Distributors Corporation, dated September 14, 1995, is incorporated herein by reference to Exhibit 6(m) of Post-Effective Amendment No. 66.
(l) General Distribution Agreement between Fidelity Germany Fund and Fidelity Distributors Corporation, dated September 14, 1995, is incorporated herein by reference to Exhibit 6(n) of Post-Effective Amendment No. 66.
(m) General Distribution Agreement between Fidelity United Kingdom Fund and Fidelity Distributors Corporation, dated September 14, 1995, is incorporated herein by reference to Exhibit 6(o) of Post-Effective Amendment No. 66.
(n) General Distribution Agreement between Fidelity Japan Small Companies Fund and Fidelity Distributors Corporation, dated September 14, 1995, is incorporated herein by reference to Exhibit 6(p) of Post-Effective Amendment No. 66.
(o) General Distribution Agreement between Fidelity Hong Kong and China Fund and Fidelity Distributors Corporation, dated September 14, 1995, is incorporated herein by reference to Exhibit 6(q) of Post-Effective Amendment No. 66.
(p) General Distribution Agreement between Fidelity Nordic Fund and Fidelity Distributors Corporation, dated September 14, 1995, is incorporated herein by reference to Exhibit 6(r) of Post-Effective Amendment No. 66.
(q) Amendments to the General Distribution Agreement between Fidelity Investment Trust on behalf of Fidelity France Fund, Fidelity Germany Fund, Fidelity Hong Kong and China Fund, Fidelity International Value Fund, Fidelity Japan Small Companies Fund, Fidelity Nordic Fund, and Fidelity United Kingdom Fund and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(k) of Fidelity Select Portfolios' Post-Effective Amendment No. 57 (File No. 2-69972).
(r) Amendments to the General Distribution Agreement between Fidelity Investment Trust on behalf of Fidelity Canada Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity International Growth & Income Fund, Fidelity Japan Fund, Fidelity Latin America Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, and Fidelity Worldwide Fund and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(l) of Fidelity Select Portfolios' Post-Effective Amendment No. 57 (File No. 2-69972).
(s) Amendments to the General Distribution Agreement between Fidelity Investment Trust on behalf of Fidelity Global Bond Fund and Fidelity New Markets Income Fund and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(a) of Fidelity Court Street Trust's Post-Effective Amendment No. 61 (File No. 2-58774).
(t) Form of Bank Agency Agreement (most recently revised January,
1997) is incorporated herein by reference to Exhibit 6(t) of Post-Effective Amendment No. 73.
(u) Form of Selling Dealer Agreement for Bank-Related Transactions (most recently revised January, 1997) is incorporated herein by reference to Exhibit 6(u) of Post-Effective Amendment No. 73.
(7)(a) Retirement Plan for Non-Interested Person Trustees, Directors or General Partners, as amended on November 16, 1995, is incorporated herein by reference to Exhibit 7(a) of Fidelity Select Portfolio's (File No. 2-69972) Post-Effective Amendment No. 54.
    (b) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 14, 1995 and amended through November 14, 1996, is incorporated herein by reference to Exhibit 7(b) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.
(8)(a) Custodian Agreement and Appendix C, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Investment Trust on behalf of Fidelity Diversified Global Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Global Bond Fund, Fidelity International Growth & Income Fund, Fidelity International Value Fund, Fidelity Japan Fund, Fidelity New Markets Income Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, and Fidelity Worldwide Fund is incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 59.
(8)(b) Appendix A, dated October 17, 1996, to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Investment Trust on behalf of Fidelity Diversified Global Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Global Bond Fund, Fidelity International Growth & Income Fund, Fidelity International Value Fund, Fidelity Japan Fund, Fidelity New Markets Income Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, and Fidelity Worldwide Fund is incorporated herein by reference to Exhibit 8(c) of Fidelity Charles Street Trust's Post-Effective Amendment No. 57 (File No. 2-73133).
(8)(c) Appendix B, dated September 18, 1997, to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Investment Trust on behalf of Fidelity Diversified Global Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Global Bond Fund, Fidelity International Growth & Income Fund, Fidelity International Value Fund, Fidelity Japan Fund, Fidelity New Markets Income Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, and Fidelity Worldwide Fund is incorporated herein by reference to Exhibit 8(b) of Fidelity Charles Street Trust's Post-Effective Amendment No. 62 (File No. 2-73133).
(8)(d) Custodian Agreement and Appendix C, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Investment Trust on behalf of Fidelity France Fund, Fidelity Germany Fund, Fidelity Japan Small Companies Fund, Fidelity United Kingdom Fund, Fidelity Hong Kong and China Fund, Fidelity Nordic Fund, Fidelity Canada Fund, and Fidelity Latin America Fund is incorporated herein by reference to Exhibit 8(a) of Fidelity Commonwealth Trust's Post-Effective Amendment No. 56 (File No. 2-52322).
(8)(e) Appendix A, dated October 16, 1997, to the Custodian Agreement, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Investment Trust on behalf of Fidelity France Fund, Fidelity Germany Fund, Fidelity Japan Small Companies Fund, Fidelity United Kingdom Fund, Fidelity Hong Kong and China Fund, Fidelity Nordic Fund, Fidelity Canada Fund, and Fidelity Latin America Fund is incorporated herein by reference to Exhibit 8(b) of Fidelity Contrafund's Post-Effective Amendment No. 50 (File No. 2-25235).
(8)(f) Appendix B, dated September 18, 1997, to the Custodian Agreement, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Investment Trust on behalf of Fidelity France Fund, Fidelity Germany Fund, Fidelity Japan Small Companies Fund, Fidelity United Kingdom Fund, Fidelity Hong Kong and China Fund, Fidelity Nordic Fund, Fidelity Canada Fund, and Fidelity Latin America Fund is incorporated herein by reference to Exhibit 8(c) of Fidelity Contrafund's Post-Effective Amendment No. 50 (File No. 2-25235).
(8)(g) Fidelity Group Repo Custodian Agreement among The Bank of New York, J. P. Morgan Securities, Inc., and the Registrant, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(d) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
(8)(h) Schedule 1 to the Fidelity Group Repo Custodian Agreement between The Bank of New York and the Registrant, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(e) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
(8)(i) Fidelity Group Repo Custodian Agreement among Chemical Bank, Greenwich Capital Markets, Inc., and the Registrant, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(f) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
(8)(j) Schedule 1 to the Fidelity Group Repo Custodian Agreement between Chemical Bank and the Registrant, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(g) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
(8)(k) Joint Trading Account Custody Agreement between The Bank of New York and Fidelity Investment Trust on behalf of Fidelity Canada Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidleity Europe Capital Appreciation Fund, Fidelity Global Bond Fund, Fidelity International Growth & Income Fund, Fidelity International Value Fund, Fidelity Japan Fund, Fidelity Latin America Fund, Fidelity New Markets Income Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund and Fidelity Worldwide Fund, dated May 11, 1995, is incorporated herein by reference to Exhibit 8(h) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
(8)(l) First Amendment to Joint Trading Account Custody Agreement between The Bank of New York and Fidelity Investment Trust on behalf of Fidelity Canada Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Global Bond Fund, Fidelity International Growth & Income Fund, Fidelity International Value Fund, Fidelity Japan Fund, Fidelity Latin America Fund, Fidelity New Markets Income Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund and Fidelity Worldwide Fund, dated July 14, 1995, is incorporated herein by reference to Exhibit 8(i) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
(9) Not applicable.
(10) Not applicable.
(11)(a)  Consent of Coopers & Lybrand L.L.P. is filed herein as
Exhibit 11(a).
(11)(b)  Consent of Price Waterhouse LLP is filed herein as Exhibit
11(b).
(12) Not applicable.
(13) Not applicable.
(14) (a) Fidelity Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(a) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (b) Fidelity Institutional Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (c) National Financial Services Corporation Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(h) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (d) Fidelity Portfolio Advisory Services Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(i) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (e) Fidelity 403(b)(7) Custodial Account Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(e) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (f) National Financial Services Corporation Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(k) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (g) The CORPORATEplan for Retirement Profit Sharing/401K Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(l) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (h) The CORPORATEplan for Retirement Money Purchase Pension Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(m) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (i) Fidelity Investments Section 403(b)(7) Individual Custodial Account Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Commonwealth Trust's (File No. 2-52322) Post Effective Amendment No. 57.
 (j) Plymouth Investments Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) of Fidelity Commonwealth Trust's (File No. 2-52322) Post Effective Amendment No. 57.
 (k) The Fidelity Prototype Defined Benefit Pension Plan and Trust Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
 (l) The Institutional Prototype Plan Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
 (m) The CORPORATEplan for Retirement 100SM Profit Sharing/401(k) Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
 (n) The Fidelity Investments 401(a) Prototype Plan for Tax-Exempt Employers Basic Plan Document, Standardized Profit Sharing Plan Adoption Agreement, Non-Standardized Discretionary Contribution Plan No. 002 Adoption Agreement, and Non-Standardized Discretionary Contribution Plan No. 003 Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(g) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
 (o) Fidelity Investments 403(b) Sample Plan Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(p) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
 (p) Fidelity Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(c) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
 (q) Fidelity SIMPLE-IRAPlan Adoption Agreement, Company Profile Form, and Plan Document, as currently in effect, is incorporated herein by reference to Exhibit 14(q) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.
(15) (a) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Global Bond Fund is incorporated herein by reference to
Exhibit 15(a) of Post-Effective Amendment No. 73.
 (b) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity New Markets Income Fund is incorporated herein by reference to Exhibit 15(b) of Post-Effective Amendment No. 73.
 (c) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Diversified International Fund is incorporated herein by reference to
Exhibit 15(c) of Post-Effective Amendment No. 73.
 (d) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity International Value Fund is incorporated herein by reference to
Exhibit 15(d) of Post-Effective Amendment No. 73.
 (e) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity International Growth & Income Fund is incorporated herein by reference to Exhibit 15(e) of Post-Effective Amendment No. 73.
 (f) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Overseas Fund is incorporated herein by reference to Exhibit 15(f) of Post-Effective Amendment No. 73.
 (g) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Worldwide Fund is incorporated herein by reference to Exhibit 15(g) of Post-Effective Amendment No. 73.
(16) (a) Schedule for computation of total return calculations for Fidelity Canada Fund is incorporated herein by reference to Exhibit 16(a) of Post-Effective Amendment No. 66.
 (b) Schedule for computation of moving averages is incorporated herein by reference to Exhibit 16(c) of Post-Effective Amendment No. 53.
(17)  Financial Data Schedules are filed herein as Exhibit 27.
(18)  Not applicable.
Item 25.  Persons Controlled by or Under Common Control with
Registrant
 The Board of Trustees of Registrant is the same as the Board of Trustees of other funds advised by FMR, each of which has Fidelity Management & Research Company as its investment adviser. In addition, the officers of these funds are substantially identical. Nonetheless, Registrant takes the position that it is not under common control with these other funds since the power residing in the respective boards and officers arises as the result of an official position with the respective funds.
Item 26.  Number of Holders of Securities:   October 31, 1997
Title of Class:  Shares of Beneficial Interest
Name of Series   Number of Record Holders


      Fidelity Canada Fund    12,986

      Fidelity Diversified International                            260,529

      Fidelity Emerging Markets Fund                            102,405

      Fidelity Europe Capital Appreciation Fund  30,869

      Fidelity Europe Fund                             109,054

      Fidelity France Fund        785

      Fidelity Germany Fund      1,723

      Fidelity Global Bond Fund    15,380

      Fidelity Hong Kong and China Fund  25,888

      Fidelity International Growth & Income Fund           177,847

      Fidelity International Value Fund   28,978

      Fidelity Japan Fund    27,730

      Fidelity Japan Small Companies Fund    8,800

      Fidelity Latin America Fund   81,560

      Fidelity New Markets Income Fund   35,847

      Fidelity Nordic Fund           9,344

      Fidelity Overseas Fund               707,371

      Fidelity Pacific Basin Fund   56,860

      Fidelity Southeast Asia Fund   40,870

      Fidelity United Kingdom Fund        674

      Fidelity Worldwide Fund               203,665


Item 27. Indemnification
 Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Registrant shall indemnify any present or past Trustee or officer to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any claim, action, suit, or proceeding in which he is involved by virtue of his service as a Trustee, an officer, or both. Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification will not be provided in certain circumstances, however. These include instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.
 Pursuant to Section 11 of the Distribution Agreement, the Registrant agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Registrant included a materially misleading statement or omission. However, the Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. The Registrant does not agree to indemnify the parties against any liability to which they would be subject by reason of willful misfeasance, bad faith, gross negligence, and reckless disregard of the obligations and duties under the Distribution Agreement.
 Pursuant to the agreement by which Fidelity Service Company, Inc. ("Service") is appointed transfer agent, the Registrant agrees to indemnify and hold Service harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names the Service and/or the Registrant as a party and is not based on and does not result from Service's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with Service's performance under the Transfer Agency Agreement; or
 (2) any claim, demand, action or suit (except to the extent contributed to by Service's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from Service's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of Service's acting in reliance upon advice reasonably believed by Service to have been given by counsel for the Registrant, or as a result of Service's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.
Item 28. Business and Other Connections of Investment Adviser
 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)
 FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d        Chairman of the Board of FMR; President and Chief
                            Executive Officer of FMR Corp.; Chairman of the
                            Board and Director of FMR, FMR Corp., FMR Texas
                            Inc., FMR (U.K.) Inc., and FMR (Far East) Inc.;
                            Chairman of the Board and Representative Director of
                            Fidelity Investments Japan Limited; President and
                            Trustee of funds advised by FMR.



Robert C. Pozen             President and Director of FMR; Senior Vice President
                            and Trustee of funds advised by FMR; President and
                            Director of FMR Texas Inc., FMR (U.K.) Inc., and
                            FMR (Far East) Inc.; General Counsel, Managing
                            Director, and Senior Vice President of FMR Corp.



Peter S. Lynch              Vice Chairman of the Board and Director of FMR.



Marta Amieva                Vice President of FMR.



John Carlson                Vice President of FMR.



Dwight D. Churchill         Senior Vice President of FMR.



Barry Coffman               Vice President of FMR.



Arieh Coll                  Vice President of FMR.



Stephen G. Manning          Assistant Treasurer of FMR



William Danoff              Senior Vice President of FMR and of a fund advised by
                            FMR.



Scott E. DeSano             Vice President of FMR.



Craig P. Dinsell            Vice President of FMR.



Penelope Dobkin             Vice President of FMR and of a fund advised by FMR.



George C. Domolky           Vice President of FMR.



Bettina Doulton             Vice President of FMR and of funds advised by FMR.



Margaret L. Eagle           Vice President of FMR and a fund advised by FMR.



Richard B. Fentin           Senior Vice President of FMR and Vice President of a
                            fund advised by FMR.



Gregory Fraser              Vice President of FMR and of a fund advised by FMR.



Jay Freedman                Assistant Clerk of FMR; Clerk of FMR Corp., FMR
                            (U.K.) Inc., and FMR (Far East) Inc.; Secretary of FMR
                            Texas Inc.



Robert Gervis               Vice President of FMR.



David L. Glancy             Vice President of FMR and of a fund advised by FMR.



Kevin E. Grant              Vice President of FMR and of funds advised by FMR.



Barry A. Greenfield         Vice President of FMR and of a fund advised by FMR.



Boyce I. Greer              Senior Vice President of FMR.



Bart A. Grenier             Vice President of FMR and of High-Income Funds
                            advised by FMR.



Robert Haber                Vice President of FMR.



Richard C. Habermann        Senior Vice President of FMR; Vice President of funds
                            advised by FMR.



William J. Hayes            Senior Vice President of FMR; Vice President of Equity
                            funds advised by FMR.



Richard Hazlewood           Vice President of FMR and of a fund advised by FMR.



Fred L. Henning Jr.         Senior Vice President of FMR; Vice President of
                            Fixed-Income funds advised by FMR.



Bruce Herring               Vice President of FMR.



John R. Hickling            Vice President of FMR and of a fund advised by FMR.



Robert F. Hill              Vice President of FMR; Director of Technical Research.



Curt Hollingsworth          Vice President of FMR and of funds advised by FMR.



Abigail P. Johnson          Senior Vice President of FMR and of a fund advised by
                            FMR; Associate Director and Senior Vice President of
                            Equity funds advised by FMR.



David B. Jones              Vice President of FMR.



Steven Kaye                 Vice President of FMR and of a fund advised by FMR.



Francis V. Knox             Vice President of FMR; Compliance Officer of FMR
                            (U.K.) Inc.



David P. Kurrasch           Vice President of FMR.



Robert A. Lawrence          Senior Vice President of FMR; Associate Director and
                            Senior Vice President of Equity funds advised by FMR;
                            Vice President of High Income funds advised by FMR.



Harris Leviton              Vice President of FMR and of a fund advised by FMR.



Bradford E. Lewis           Vice President of FMR and of funds advised by FMR.



Mark G. Lohr                Vice President of FMR; Treasurer of FMR, FMR (U.K.)
                            Inc., FMR (Far East) Inc., and FMR Texas Inc.



Arthur S. Loring            Senior Vice President, Clerk, and General Counsel of
                            FMR; Vice President/Legal, and Assistant Clerk of
                            FMR Corp.; Secretary of funds advised by FMR.



Richard R. Mace Jr.         Vice President of FMR and of funds advised by FMR.



Charles Mangum              Vice President of FMR.



Kevin McCarey               Vice President of FMR.



Diane McLaughlin            Vice President of FMR.



Neal P. Miller              Vice President of FMR.



Robert H. Morrison          Vice President of FMR; Director of Equity Trading.



David L. Murphy             Vice President of FMR and of funds advised by FMR.



Scott Orr                   Vice President of FMR.



Jacques Perold              Vice President of FMR.



Anne Punzak                 Vice President of FMR.



Kenneth A. Rathgeber        Vice President of FMR; Treasurer of funds advised by
                            FMR.



Kennedy P. Richardson       Vice President of FMR.



Mark Rzepczynski            Vice President of FMR.



Lee H. Sandwen              Vice President of FMR.



Patricia A. Satterthwaite   Vice President of FMR and of a fund advised by FMR.



Fergus Shiel                Vice President of FMR.



Carol Smith-Fachetti        Vice President of FMR.



Steven J. Snider            Vice President of FMR.



Thomas T. Soviero           Vice President of FMR and of a fund advised by FMR.



Richard Spillane            Senior Vice President of FMR; Associate Director and
                            Senior Vice President of Equity funds advised by FMR;
                            Senior Vice President and Director of Operations and
                            Compliance of FMR (U.K.) Inc.



Thomas Sprague              Vice President of FMR.



Robert E. Stansky           Senior Vice President of FMR; Vice President of a fund
                            advised by FMR.



Scott Stewart               Vice President of FMR.



Cythia Straus               Vice President of FMR.



Thomas Sweeney              Vice President of FMR and of a fund advised by FMR.



Beth F. Terrana             Senior Vice President of FMR; Vice President of a fund
                            advised by FMR.



Yoko Tilley                 Vice President of FMR.



Joel C. Tillinghast         Vice President of FMR and of a fund advised by FMR.



Robert Tuckett              Vice President of FMR.



Jennifer Uhrig              Vice President of FMR and of funds advised by FMR.



George A. Vanderheiden      Senior Vice President of FMR; Vice President of funds
                            advised by FMR.





(2)  FIDELITY MANAGEMENT & RESEARCH (U.K.) INC. (FMR U.K.)
       25 Lovat Lane, London, EC3R 8LL, England
 FMR U.K. provides investment advisory services to Fidelity Management
& Research Company and Fidelity Management Trust Company.  The
directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.
Edward C. Johnson 3d   Chairman of the Board and Director of FMR U.K.,
                       FMR, FMR Corp., FMR Texas Inc., and FMR (Far
                       East) Inc.; Chairman of the Executive Committee of
                       FMR; President and Chief Executive Officer of FMR
                       Corp.; Chairman of the Board and Representative
                       Director of Fidelity Investments Japan Limited;
                       President and Trustee of funds advised by FMR.



Robert C. Pozen        President and Director of FMR; Senior Vice President
                       and Trustee of funds advised by FMR; President and Director of FMR Texas Inc., FMR (U.K.) Inc., and
                       FMR (Far East) Inc.; General Counsel, Managing
                       Director, and Senior Vice President of FMR Corp.



Mark G. Lohr           Treasurer of FMR U.K., FMR, FMR (Far East) Inc., and
                       FMR Texas Inc.; Vice President of FMR.



Stephen G. Manning     Assistant Treasurer of FMR U.K., FMR, FMR (Far
                       East) Inc., and FMR Texas Inc.; Treasurer of FMR
                       Corp.



Francis V. Knox        Compliance Officer of FMR U.K.; Vice President of
                       FMR.



Jay Freedman           Clerk of FMR U.K., FMR (Far East) Inc., and FMR
                       Corp.; Assistant Clerk of FMR; Secretary of FMR
                       Texas Inc.


(3)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FAR EAST) INC. (FMR FAR
EAST)
      Shiroyama JT Mori Bldg., 4-3-1 Toranomon Minato-ku, Tokyo 105,
Japan
 FMR Far East provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company.
The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.
Edward C. Johnson 3d   Chairman of the Board and Director of FMR Far
                       East, FMR, FMR Corp., FMR Texas Inc., and
                       FMR (U.K.) Inc.; Chairman of the Executive
                       Committee of FMR; President and Chief
                       Executive Officer of FMR Corp.; Chairman of the Board and Representative Director of Fidelity
                       Investments Japan Limited; President and
                       Trustee of funds advised by FMR.



Robert C. Pozen        President and Director of FMR; Senior Vice
                       President and Trustee of funds advised by FMR;
                       President and Director of FMR Texas Inc., FMR
                       (U.K.) Inc., and FMR (Far East) Inc.; General
                       Counsel, Managing Director, and Senior Vice
                       President of FMR Corp.



Bill Wilder            Vice President of FMR Far East; President and
                       Representative Director of Fidelity Investments
                       Japan Limited.



Mark G. Lohr           Treasurer of FMR Far East, FMR, FMR (U.K.)
                       Inc., and FMR Texas Inc.; Vice President of
                       FMR.



Stephen G. Manning     Assistant Treasurer of FMR Far East, FMR,
                       FMR (U.K.) Inc., and FMR Texas Inc.; Vice
                       President and Treasurer of FMR Corp.



Jay Freedman           Clerk of FMR Far East, FMR (U.K.) Inc., and
                       FMR Corp.; Assistant Clerk of FMR; Secretary of FMR Texas Inc.



Robert Auld            Vice President of FMR Far East.


(5)  FIDELITY INTERNATIONAL INVESTMENT ADVISORS
       Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda
 The directors and officers of Fidelity International Investment
Advisors (FIIA) have held, during the past two fiscal years, the following positions of a substantial nature.
Anthony J. Bolton      Director of FIIA, FIIA (U.K.) L, FIML (U.K.),
                       FISL (U.K.), and Fidelity Investments
                       International.



Charles T. Collis      Director of FIIA and numerous other companies
                       in the Fidelity International Group of Companies
                       (FIL); Partner in Conyers, Dill & Pearman,
                       Hamilton, Bermuda.



William R. Ebsworth    Director of FIIA and numerous Fidelity
                       Investment Far East Companies; Vice President of FMR (Far East) Inc.



Brett P. Goodin        Director, Vice President, Secretary and Chief
                       Legal Officer of many FIL companies.



Simon Haslam           Director of FIIA, FISL (U.K.), and FII; Chief
                       Financial Officer of FIL; Company Secretary of
                       Fidelity Investments Group of Companies
                       (U.K.).



K.C. Lee               Director of FIIA and Fidelity Investments
                       Management (Hong Kong) Limited.



Peter Phillips         Director of FIIA and Fidelity Investments
                       Management (Hong Kong) Limited.



Terrence V. Richards   Assistant Secretary of FIIA.



David J. Saul          President and Director of FIIA; Director of
                       Fidelity International Limited; and numerous companies and funds in the FIL group.


(6)  FIDELITY INTERNATIONAL INVESTMENT ADVISORS (U.K.) LIMITED
      26 Lovat Lane, London, EC3R 8LL, England
 The directors and officers of Fidelity International Investment
Advisors (U.K.) Limited (FIIA (U.K.) L) have held, during the past two fiscal years, the following positions of a substantial nature.
Anthony J. Bolton   Director of FIIA (U.K.) L, FIIA, FIML (U.K.),
                    FISL (U.K.), and Fidelity Investments
                    International.



Pamela Edwards      Director of FIIA (U.K.) L, FISL (U.K.), and FII;
                    Director of Legal Services for Europe.



Simon Haslam        Director of FIIA, FISL (U.K.), and FII; Chief
                    Financial Officer of FIL (U.K.); Company
                    Secretary of Fidelity Investments Group of
                    Companies (U.K.).



Sally Walden        Director of FIIA (U.K.) L and FISL (U.K.).



Sally Williams      Assistant Company Secretary of Fidelity
                    International Group of Companies (U.K.).



Emma Barratt        Assistant Company Secretary of Fidelity
                    International Group of Companies (U.K.).

(7)  FIDELITY INVESTMENTS JAPAN LIMITED
      Shiroyama JT Mori Bldg., 4-3-1 Toranomon Minato-ku, Tokyo 105,
Japan
 The directors and officers of Fidelity Investments Japan Limited
(FIJ) have held, during the past two fiscal years, the following positions of a substantial nature.
Edward C. Johnson 3d   Chairman of the Board and Representative
                       Director of FIJ; Chairman of the Board and Director of FMR (Far East) Inc., FMR, FMR
                       Corp., FMR (U.K.) Inc., and FMR Texas Inc.;
                       Chairman of the Executive Committee of FMR;
                       President and Chief Executive Officer of FMR
                       Corp.; President and Trustee of funds advised by FMR.



Yasuo Kuramoto         Vice Chairman, Representative Director of FIJ.



Billy Wilder           President and Representative Director of FIJ;
                       Vice President of FMR (Far East) Inc.



Simon Fraser           Director and Chief Investment Officer of FIJ.



Simon Haslam           Director of FIJ; Chief Financial Officer of
                       Fidelity International Limited.



Nobuhide Kamiyama      Director and General Manager of Planning and
                       Marketing of FIJ.



Noboru Kawai           Director and General Manager of
                       Administration of FIJ.



Lawrence Repeta        Director and General Manager of Information
                       Systems and Trading of FIJ.



Hiroshi Yamashita      Managing Director and Portfolio Manager of
                       FIJ.



Item 29. Principal Underwriters
(a) Fidelity Distributors Corporation (FDC) acts as distributor for most funds advised by FMR.
(b)

Name and Principal   Positions and Offices   Positions and Offices

Business Address*    With Underwriter        With Registrant

Edward C. Johnson 3d   Director                   Trustee and President

Michael Mlinac         Director                   None

James Curvey           Director                   None
Martha B. Willis       President                  None

Arthur S. Loring       Vice President and Clerk   Secretary

Caron Ketchum          Treasurer and Controller   None

Gary Greenstein        Assistant Treasurer        None

Jay Freedman           Assistant Clerk            None

Linda Holland          Compliance Officer         None

* 82 Devonshire Street, Boston, MA
 (c) Not applicable.
Item 30. Location of Accounts and Records
 All accounts, books, and other documents required to be maintained by
Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company or Fidelity Service Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the funds' respective custodian: The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, N.Y. and Brown Brothers Harriman & Co., 40 Water Street, Boston, MA.
Item 31. Management Services
 Not applicable.

Item 32. Undertakings
 The Registrant on behalf of Fidelity Canada Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity France Fund, Fidelity Germany Fund, Fidelity Global Bond Fund, Fidelity Hong Kong and China Fund, Fidelity International Growth & Income Fund, Fidelity International Value Fund, Fidelity Japan Fund, Fidelity Japan Small Companies Fund, Fidelity Latin America Fund, Fidelity New Markets Income Fund, Fidelity Nordic Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, Fidelity United Kingdom Fund, and Fidelity Worldwide Fund, provided the information required by Item 5A is contained in the annual report, undertakes to furnish each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.
SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 74 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 24th day of December 1997.
      FIDELITY INVESTMENT TRUST
      By /s/Edward C. Johnson 3d          (dagger)
           Edward C. Johnson 3d, President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
       (Signature)   (Title)   (Date)


/s/Edward C. Johnson 3d  (dagger)   President and Trustee           December 24, 1997

Edward C. Johnson 3d                (Principal Executive Officer)



/s/Richard A. Silver                Treasurer                       December 24, 1997

Richard A. Silver



/s/Robert C. Pozen                  Trustee                         December 24, 1997

Robert C. Pozen



/s/Ralph F. Cox                 *   Trustee                         December 24, 1997

Ralph F. Cox



/s/Phyllis Burke Davis      *       Trustee                         December 24, 1997

Phyllis Burke Davis



/s/Robert M. Gates           **     Trustee                         December 24, 1997

Robert M. Gates



/s/E. Bradley Jones           *     Trustee                         December 24, 1997

E. Bradley Jones



/s/Donald J. Kirk               *   Trustee                         December 24, 1997

Donald J. Kirk



/s/Peter S. Lynch               *   Trustee                         December 24, 1997

Peter S. Lynch



/s/Marvin L. Mann            *      Trustee                         December 24, 1997

Marvin L. Mann



/s/William O. McCoy        *        Trustee                         December 24, 1997

William O. McCoy



/s/Gerald C. McDonough  *           Trustee                         December 24, 1997

Gerald C. McDonough



/s/Thomas R. Williams       *       Trustee                         December 24, 1997

Thomas R. Williams




(dagger) Signatures affixed by Robert C. Pozen pursuant to a power of attorney dated July 17, 1997 and filed herewith.
* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 19, 1996 and filed herewith.
** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated March 6, 1997 and filed herewith.
POWER OF ATTORNEY
 I, the undersigned President and Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust           Fidelity Hereford Street Trust
Fidelity Advisor Series I                Fidelity Income Fund
Fidelity Advisor Series II               Fidelity Institutional Cash Portfolios
Fidelity Advisor Series III              Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series IV               Fidelity Investment Trust
Fidelity Advisor Series V                Fidelity Magellan Fund
Fidelity Advisor Series VI               Fidelity Massachusetts Municipal Trust
Fidelity Advisor Series VII              Fidelity Money Market Trust
Fidelity Advisor Series VIII             Fidelity Mt. Vernon Street Trust
Fidelity Beacon Street Trust             Fidelity Municipal Trust
Fidelity Boston Street Trust             Fidelity Municipal Trust II
Fidelity California Municipal Trust      Fidelity New York Municipal Trust
Fidelity California Municipal Trust II   Fidelity New York Municipal Trust II
Fidelity Capital Trust                   Fidelity Phillips Street Trust
Fidelity Charles Street Trust            Fidelity Puritan Trust
Fidelity Commonwealth Trust              Fidelity Revere Street Trust
Fidelity Concord Street Trust            Fidelity School Street Trust
Fidelity Congress Street Fund            Fidelity Securities Fund
Fidelity Contrafund                      Fidelity Select Portfolios
Fidelity Corporate Trust                 Fidelity Sterling Performance Portfolio, L.P.
Fidelity Court Street Trust              Fidelity Summer Street Trust
Fidelity Court Street Trust II           Fidelity Trend Fund
Fidelity Covington Trust                 Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Daily Money Fund                Fidelity U.S. Investments-Government Securities
Fidelity Destiny Portfolios                 Fund, L.P.
Fidelity Deutsche Mark Performance       Fidelity Union Street Trust
  Portfolio, L.P.                        Fidelity Union Street Trust II
Fidelity Devonshire Trust                Fidelity Yen Performance Portfolio, L.P.
Fidelity Exchange Fund                   Newbury Street Trust
Fidelity Financial Trust                 Variable Insurance Products Fund
Fidelity Fixed-Income Trust              Variable Insurance Products Fund II
Fidelity Government Securities Fund      Variable Insurance Products Fund III
Fidelity Hastings Street Trust


in addition to any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Robert C. Pozen my true and lawful attorney-in-fact, with full power of substitution, and with full power to him to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A, Form N-8A, or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and on my behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after August 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Edward C. Johnson 3d_   July 17, 1997

Edward C. Johnson 3d

POWER OF ATTORNEY
 I, the undersigned Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust           Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund            Fidelity Hastings Street Trust
Fidelity Advisor Series I                Fidelity Hereford Street Trust
Fidelity Advisor Series II               Fidelity Income Fund
Fidelity Advisor Series III              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV               Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V                Fidelity Institutional Trust
Fidelity Advisor Series VI               Fidelity Investment Trust
Fidelity Advisor Series VII              Fidelity Magellan Fund
Fidelity Advisor Series VIII             Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust             Fidelity Money Market Trust
Fidelity Boston Street Trust             Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust      Fidelity Municipal Trust
Fidelity California Municipal Trust II   Fidelity Municipal Trust II
Fidelity Capital Trust                   Fidelity New York Municipal Trust
Fidelity Charles Street Trust            Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust              Fidelity Phillips Street Trust
Fidelity Congress Street Fund            Fidelity Puritan Trust
Fidelity Contrafund                      Fidelity Revere Street Trust
Fidelity Corporate Trust                 Fidelity School Street Trust
Fidelity Court Street Trust              Fidelity Securities Fund
Fidelity Court Street Trust II           Fidelity Select Portfolios
Fidelity Covington Trust                 Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund                Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund           Fidelity Trend Fund
Fidelity Destiny Portfolios              Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance       Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                           Fund, L.P.
Fidelity Devonshire Trust                Fidelity Union Street Trust
Fidelity Exchange Fund                   Fidelity Union Street Trust II
Fidelity Financial Trust                 Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust              Variable Insurance Products Fund
                                         Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after March 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Robert M. Gates              March 6, 1997

Robert M. Gates

POWER OF ATTORNEY
 We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust           Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund            Fidelity Hastings Street Trust
Fidelity Advisor Series I                Fidelity Hereford Street Trust
Fidelity Advisor Series II               Fidelity Income Fund
Fidelity Advisor Series III              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV               Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V                Fidelity Institutional Trust
Fidelity Advisor Series VI               Fidelity Investment Trust
Fidelity Advisor Series VII              Fidelity Magellan Fund
Fidelity Advisor Series VIII             Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust             Fidelity Money Market Trust
Fidelity Boston Street Trust             Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust      Fidelity Municipal Trust
Fidelity California Municipal Trust II   Fidelity Municipal Trust II
Fidelity Capital Trust                   Fidelity New York Municipal Trust
Fidelity Charles Street Trust            Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust              Fidelity Phillips Street Trust
Fidelity Congress Street Fund            Fidelity Puritan Trust
Fidelity Contrafund                      Fidelity Revere Street Trust
Fidelity Corporate Trust                 Fidelity School Street Trust
Fidelity Court Street Trust              Fidelity Securities Fund
Fidelity Court Street Trust II           Fidelity Select Portfolios
Fidelity Covington Trust                 Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund                Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund           Fidelity Trend Fund
Fidelity Destiny Portfolios              Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance       Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                           Fund, L.P.
Fidelity Devonshire Trust                Fidelity Union Street Trust
Fidelity Exchange Fund                   Fidelity Union Street Trust II
Fidelity Financial Trust                 Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust              Variable Insurance Products Fund
                                         Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 1997.
 WITNESS our hands on this nineteenth day of December, 1996.

/s/Edward C. Johnson 3d___________    /s/Peter S. Lynch________________

Edward C. Johnson 3d                  Peter S. Lynch




/s/J. Gary Burkhead_______________    /s/William O. McCoy______________

J. Gary Burkhead                      William O. McCoy


/s/Ralph F. Cox __________________   /s/Gerald C. McDonough___________

Ralph F. Cox                         Gerald C. McDonough


/s/Phyllis Burke Davis_____________   /s/Marvin L. Mann________________

Phyllis Burke Davis                   Marvin L. Mann


/s/E. Bradley Jones________________   /s/Thomas R. Williams ____________

E. Bradley Jones                      Thomas R. Williams


/s/Donald J. Kirk __________________

Donald J. Kirk



POWER OF ATTORNEY
 I, the undersigned Secretary of the investment companies for which Fidelity Management & Research Company or an affiliate acts as investment adviser (collectively, the "Funds"), hereby severally constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie
A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, any and all representations with respect to the consistency of foreign language translation prospectuses with the original prospectuses filed in connection with the Post-Effective Amendments for the Funds as said attorneys-in-fact deem necessary or appropriate to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact, or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 1997.
WITNESS my hand on this nineteenth day of December, 1996.



/s/Arthur S. Loring
Arthur S. Loring